                                                                  EXECUTION COPY


================================================================================


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                                  as Depositor,


                          SALOMON BROTHERS REALTY CORP.

                                       and

               LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP
                            as Mortgage Loan Sellers,


                      GMAC COMMERCIAL MORTGAGE CORPORATION
                               as Master Servicer,


                             BNY ASSET SOLUTIONS LLC
                              as Special Servicer,


                            THE CHASE MANHATTAN BANK
                                   as Trustee


                     ---------------------------------------

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 1999

                    ----------------------------------------


                                  $734,852,898

                  Commercial Mortgage Pass-Through Certificates

                                 Series 1999-C1




================================================================================

                                TABLE OF CONTENTS

                                -----------------


Section                                                                                                        Page
-------                                                                                                        ----
                                    ARTICLE I

                 DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF
                     THE MORTGAGE POOL AND THE CERTIFICATES

1.01.    Defined Terms............................................................................................4
1.02.    Certain Calculations in Respect of the Mortgage Pool....................................................57


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

2.01.    Conveyance of Mortgage Loans............................................................................60
2.02.    Acceptance of REMIC I by Trustee........................................................................64
2.03.    Mortgage Loan Sellers' Repurchase of Mortgage Loans for Document Defects
            and Certain Breaches of Representations and Warranties...............................................66
2.04.    Representations and Warranties of the Depositor.........................................................68
2.05.    Representations and Warranties of the Mortgage Loan Sellers.............................................69
2.06.    Representations and Warranties of the Master Servicer...................................................84
2.07.    Representations and Warranties of the Special Servicer..................................................86
2.08.    Representations and Warranties of the Trustee...........................................................87
2.09.    Acceptance of the Grantor Trusts by Trustee; Issuance of the
            Class Y Certificates and the Class R-I Certificates..................................................89
2.10.    Creation of the REMIC I Regular Interests and REMIC I Residual Interest.................................90
2.11.    Conveyance of REMIC I Regular Interests; Acceptance of
            REMIC II by the Trustee..............................................................................90
2.12.    Issuance of the Class R-II Certificates; Creation of
            the REMIC II Regular Interests.......................................................................90
2.13.    Conveyance of REMIC II Regular Interests; Acceptance of
            REMIC III by the Trustee.............................................................................91
2.14.    Issuance of the REMIC III Certificates..................................................................91

Section                                                                                                        Page
-------                                                                                                        ----

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

3.01.    Administration of the Mortgage Loans....................................................................92
3.02.    Collection of Mortgage Loan Payments....................................................................93
3.03.    Collection of Taxes, Assessments and Similar Items;
            Servicing Accounts; Reserve Accounts.................................................................94
3.04.    Collection Account, Distribution Account and Interest Reserve Account...................................95
3.05.    Permitted Withdrawals From the Collection Account,
            the Distribution Account and the Interest Reserve Account............................................99
3.06.    Investment of Funds in the Collection Account, the REO Account,
            the Servicing Accounts and the Reserve Accounts.....................................................103
3.07.    Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage..........................105
3.08.    Enforcement of Due-On-Sale Clauses; Assumption Agreements;
            Subordinate Financing...............................................................................108
3.09.    Realization Upon Defaulted Mortgage Loans..............................................................111
3.10.    Trustee to Cooperate; Release of Mortgage Files........................................................114
3.11.    Servicing Compensation; Interest on Servicing Advances;
            Payment of Certain Expenses; Obligations of the Trustee
            Regarding Back-up Servicing Advances................................................................115
3.12.    Inspections; Collection of Financial Statements........................................................121
3.13.    Annual Statement as to Compliance......................................................................122
3.14.    Reports by Independent Public Accountants..............................................................123
3.15.    Access to Certain Information..........................................................................124
3.16.    Title to REO Property; REO Account.....................................................................124
3.17.    Management of REO Property.............................................................................125
3.18.    Sale of Defaulted Mortgage Loans and REO Properties....................................................128
3.19.    Additional Obligations of the Master Servicer,
            the Special Servicer and the Depositor..............................................................132
3.20.    Modifications, Waivers, Amendments and Consents........................................................136
3.21.    Transfer of Servicing Between Master Servicer and
            Special Servicer; Record Keeping....................................................................141
3.22.    Sub-Servicing Agreements...............................................................................142
3.23.    Controlling Class Representative.......................................................................145
3.24.    Certain Rights and Powers of the Controlling Class Representative......................................146
3.25.    Designation of Special Servicer by the Majority Certificateholder
            of the Controlling Class............................................................................149
3.26.    No Solicitation of Prepayments.........................................................................150

Section                                                                                                        Page
-------                                                                                                        ----
                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS

4.01.    Distributions on the Certificates......................................................................151
4.02.    Statements to Certificateholders; Certain Reports by
            the Master Servicer and the Special Servicer........................................................159
4.03.    P&I Advances...........................................................................................167
4.04.    Allocation of Realized Losses and Additional Trust Fund Expenses
            to the Principal Balance Certificates...............................................................169
4.05.    Deemed Distributions on, and Allocations of Realized Losses
            and Additional Trust Fund Expenses to, the REMIC I Regular Interests
            and REMIC II Regular Interests; Deemed Distributions on
            the Loan REMIC Interests............................................................................169


                                    ARTICLE V

                                THE CERTIFICATES

5.01.    The Certificates.......................................................................................172
5.02.    Registration of Transfer and Exchange of Certificates..................................................172
5.03.    Book-Entry Certificates................................................................................178
5.04.    Mutilated, Destroyed, Lost or Stolen Certificates......................................................180
5.05.    Persons Deemed Owners..................................................................................180
5.06.    Certification by Certificate Owners....................................................................180


                                   ARTICLE VI

                    THE DEPOSITOR, THE MORTGAGE LOAN SELLERS,
                  THE MASTER SERVICER AND THE SPECIAL SERVICER

6.01.    Liability of the Depositor, the Mortgage Loan Sellers, the Master Servicer
            and the Special Servicer............................................................................182
6.02.    Merger, Consolidation or Conversion of the Depositor,
            the Mortgage Loan Sellers, the Master Servicer or the Special Servicer..............................182
6.03.    Limitation on Liability of the Depositor, the Master Servicer,
            the Special Servicer and Others.....................................................................183
6.04.    Master Servicer and Special Servicer Not to Resign.....................................................184
6.05.    Rights of the Depositor and the Trustee in Respect of the
            Master Servicer and the Special Servicer............................................................185

Section                                                                                                        Page
-------                                                                                                        ----


                                   ARTICLE VII

                                     DEFAULT

7.01.    Events of Default......................................................................................186
7.02.    Trustee to Act; Appointment of Successor...............................................................189
7.03.    Notification to Certificateholders.....................................................................190
7.04.    Waiver of Events of Default............................................................................190
7.05.    Additional Remedies of Trustee Upon Event of Default...................................................191


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

8.01.    Duties of the Trustee..................................................................................192
8.02.    Certain Matters Affecting the Trustee..................................................................193
8.03.    Trustee Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.......................195
8.04.    Trustee May Own Certificates...........................................................................195
8.05.    Fees of the Trustee; Indemnification of Trustee........................................................195
8.06.    Eligibility Requirements for the Trustee...............................................................196
8.07.    Resignation and Removal of the Trustee.................................................................196
8.08.    Successor Trustee......................................................................................197
8.09.    Merger or Consolidation of the Trustee.................................................................198
8.10.    Appointment of Co-Trustee or Separate Trustee..........................................................198
8.11.    Appointment of Custodians..............................................................................199
8.12.    Access to Certain Information..........................................................................200
8.13.    Filings with the Securities and Exchange Commission....................................................201


                                   ARTICLE IX

                                   TERMINATION

9.01.    Termination Upon Repurchase or Liquidation of All Mortgage Loans.......................................204
9.02.    Additional Termination Requirements....................................................................206

Section                                                                                                        Page
-------                                                                                                        ----

                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS

10.01.   REMIC Administration...................................................................................208
10.02.   Depositor, Master Servicer, Special Servicer and Trustee to
            Cooperate with Tax Administrator....................................................................212
10.03.   Appointment of Tax Administrators......................................................................212


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.01.   Amendment..............................................................................................214
11.02.   Recordation of Agreement; Counterparts.................................................................215
11.03.   Limitation on Rights of Certificateholders.............................................................216
11.04.   Governing Law..........................................................................................216
11.05.   Notices................................................................................................217
11.06.   Severability of Provisions.............................................................................217
11.07.   Successors and Assigns; Beneficiaries..................................................................217
11.08.   Article and Section Headings...........................................................................218
11.09.   Notices to the Rating Agencies.........................................................................218
11.10.   Notices to Controlling Class Representative............................................................219

SCHEDULES AND EXHIBITS
-----------------------
SCHEDULE I                 Mortgage Loan Schedule
SCHEDULE II                Sub-Servicing Agreements in Effect as of the Closing Date
SCHEDULE III               Schedule of Exceptions to Mortgage File Delivery

EXHIBIT A-1                Form of Class X Certificate
EXHIBIT A-2                Form of Class [A-1] [A-2] Certificate
EXHIBIT A-3                Form of Class [B] [C] [D] [E] Certificate
EXHIBIT A-4                Form of Class [F] [G] [H] [J] [K] [L] [M] Certificate
EXHIBIT A-5                Form of Class [R-I] [R-II] [R-III] Certificate
EXHIBIT A-6                Form of Class Y Certificate
EXHIBIT B-1                Form of Transferor Certificate Pursuant to Section 5.02(b)
EXHIBIT B-2                Form I of Transferee Certificate Pursuant to Section 5.02(b)
                           for Transfers of Non-Registered Certificates [For QIBs]
EXHIBIT B-3                Form II of Transferee Certificate Pursuant to Section 5.02(b) for
                           Transfers of Non-Registered Certificates [For Institutional Accredited
                           Investors]
EXHIBIT C-1                Form of Transfer Affidavit and Agreement Pursuant to Section 5.02(d)(i)(B)
EXHIBIT C-2                Form of Transferor Certificate Pursuant to Section 5.02(d)(i)(D)
EXHIBIT D                  Form of Transferee Certificate in Connection with ERISA
EXHIBIT E                  Request for Release
EXHIBIT F                  Form of Distribution Date Statement
EXHIBIT G-1                Form of Delinquent Loan Status Report
EXHIBIT G-2                Form of Historical Loan Modification Report
EXHIBIT G-3                Form of Historical Loss Estimate Report
EXHIBIT G-4                Form of REO Status Report
EXHIBIT G-5                Form of Special Servicer Loan Status Report
EXHIBIT G-6                Form of Operating Statement Analysis Report
EXHIBIT G-7                Form of Comparative Financial Status Report
EXHIBIT G-8                Form of Watchlist
EXHIBIT G-9                Form of NOI Adjustment Worksheet
EXHIBIT H-1                CSSA Standard Reporting Set-Up Layout
EXHIBIT H-2                CSSA Loan Periodic Update File
EXHIBIT H-3                CSSA Standard Property Data File

                  This Pooling and Servicing Agreement (this "Agreement"), is dated and effective as of August 1, 1999, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor, SALOMON BROTHERS REALTY CORP. and LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP as Mortgage Loan Sellers, GMAC COMMERCIAL MORTGAGE CORPORATION as Master Servicer, BNY ASSET SOLUTIONS LLC as Special Servicer, and THE CHASE MANHATTAN BANK as Trustee.


                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell Certificates, to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust to be created hereunder.

                  As provided herein, the Tax Administrator will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I", except that the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan and the 500 Third Street Mortgage Loan are each an asset of a separate Loan REMIC, whose Loan REMIC Regular Interest is an asset of REMIC I and, further, except that any Additional Interest collected in respect of the ARD Loans after their Anticipated Repayment Dates will be an asset of a Grantor Trust. The REMIC I Residual Interest is the sole "residual interest" in REMIC I for purposes of the REMIC Provisions under federal income tax law. Each of the REMIC I Regular Interests will relate to a specific Mortgage Loan or Loan REMIC Regular Interest that is an asset of REMIC I; and if a REMIC I Regular Interest relates to a Loan REMIC Regular Interest, then it will also relate to the Mortgage Loan in the corresponding Loan REMIC. Each such REMIC I Regular Interest will have: (i) a REMIC I Remittance Rate equal to or calculated based upon the Net Mortgage Rate as of the Closing Date of the related Mortgage Loan; and (ii) an initial Uncertificated Principal Balance equal to the Cut-off Date Balance of the related Mortgage Loan. The Legal Final Distribution Date for each REMIC I Regular Interest is the first Distribution Date following the related Mortgage Loan's Stated Maturity Date. None of the REMIC I Regular Interests will be certificated. The REMIC I Residual Interest and all of the Loan REMIC Residual Interests will be assets of a Grantor Trust, whose ownership is represented by the Class R-I Certificates.

                  As provided herein, the Tax Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, the REMIC II Remittance Rate and the initial Uncertificated Principal Balance for each of the REMIC II Regular Interests. The Legal Final Distribution Date for each REMIC II Regular Interest is the first Distribution Date following the Stated Maturity Date of the Mortgage Loan that has, as of the Closing Date, the latest Stated Maturity Date. None of the REMIC II Regular Interests will be certificated.


                                                           Initial
                                  REMIC II             Uncertificated
       Designation            Remittance Rate         Principal Balance
       -----------            ---------------         --------------------
           A-1                  Variable(1)              $167,874,000
           A-2                  Variable(1)              $355,708,000
            B                   Variable(1)              $ 38,580,000
            C                   Variable(1)              $ 38,580,000
            D                   Variable(1)              $ 11,023,000
            E                   Variable(1)              $ 27,557,000
            F                   Variable(1)              $ 11,022,000
            G                   Variable(1)              $ 14,697,000
            H                   Variable(1)              $ 20,209,000
            J                   Variable(1)              $  9,185,000
            K                   Variable(1)              $ 16,535,000
            L                   Variable(1)              $  7,348,000
            M                   Variable(1)              $ 16,534,898

--------------------

(1) Calculated in accordance with the definition of "REMIC II Remittance Rate".

                  As provided herein, the Tax Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate and the initial Class Principal Balance for each of the Classes of REMIC III Regular Certificates. The Legal Final Distribution Date for each Class of REMIC III Regular Certificates is the first Distribution Date following the Stated Maturity Date of the Mortgage Loan that has, as of the Closing Date, the latest Stated Maturity Date.



                                                              Initial Class
Designation              Pass-Through Rate                  Principal Balance
-----------              -----------------                  -----------------
Class A-1                   Variable(1)                      $167,874,000
Class A-2                   Variable(1)                      $355,708,000
Class X                     Variable(1)                                (2)
Class B                     Variable(1)                      $ 38,580,000
Class C                     Variable(1)                      $ 38,580,000
Class D                     Variable(1)                      $ 11,023,000
Class E                     Variable(1)                      $ 27,557,000
Class F                     Variable(1)                      $ 11,022,000
Class G                     Variable(1)                      $ 14,697,000
Class H                     Variable(1)                      $ 20,209,000
Class J                     Variable(1)                      $  9,185,000
Class K                     Variable(1)                      $ 16,535,000
Class L                     Variable(1)                      $  7,348,000
Class M                     Variable(1)                      $ 16,534,898

----------------

(1) Calculated in accordance with the definition of "Pass-Through Rate".

(2) The Class X Certificates will not have a Class Principal Balance. Instead, such Class of Certificates will accrue interest as provided herein on a Class Notional Amount that is, as of any date of determination, equal to the then aggregate Uncertificated Principal Balance of all the REMIC II Regular Interests.

                  As provided herein, the Trustee shall take all actions necessary to ensure that the respective portions of the Trust Fund consisting of
(a) the collections of Additional Interest and the Class Y Sub-Account (each as defined herein) and (b) the REMIC I Residual Interest and the Loan REMIC Residual Interests (each as defined herein), each maintains its status as a Grantor Trust.

                  In consideration of the mutual agreements herein contained, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                    ARTICLE I

                 DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF
                     THE MORTGAGE POOL AND THE CERTIFICATES


                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "30/360 Basis": The accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "30/360 Mortgage Loan": A Mortgage Loan that accrues interest on a 30/360 Basis.

                  "500 Third Street Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6600426.

                  "500 Third Street REMIC": The segregated pool of assets subject hereto, with respect to which the 500 Third Street REMIC Declaration has been made, consisting of the 500 Third Street Mortgage Loan or any REO Property acquired in respect thereof.

                  "500 Third Street REMIC Declaration": The REMIC Declaration dated as of June 21, 1999 with respect to the assets of the 500 Third Street REMIC.

                  "500 Third Street REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the 500 Third Street REMIC, issued pursuant to the 500 Third Street REMIC Declaration. The principal balance of the 500 Third Street REMIC Regular Interest shall equal the principal balance of the 500 Third Street Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the 500 Third Street Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the 500 Third Street REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the 500 Third Street REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "500 Third Street REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the 500 Third Street REMIC, issued pursuant to the 500 Third Street REMIC Declaration.

                  "625 Polk Street Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6601035.

                  "625 Polk Street REMIC": The segregated pool of assets subject hereto, with respect to which the 625 Polk Street REMIC Declaration has been made, consisting of the 625 Polk Street Mortgage Loan or any REO Property acquired in respect thereof.

                  "625 Polk Street REMIC Declaration": The REMIC Declaration dated as of July 27, 1999 with respect to the assets of the 625 Polk Street REMIC.

                  "625 Polk Street REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the 625 Polk Street REMIC, issued pursuant to the 625 Polk Street REMIC Declaration. The principal balance of the 625 Polk Street REMIC Regular Interest shall equal the principal balance of the 625 Polk Street Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the 625 Polk Street Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the 625 Polk Street REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the 625 Polk Street REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "625 Polk Street REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the 625 Polk Street REMIC, issued pursuant to the 625 Polk Street REMIC Declaration.

                  "Accrued Certificate Interest": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Certificates outstanding immediately prior to such Distribution Date. The Accrued Certificate Interest in respect of any Class of REMIC III Regular Certificates for any Distribution Date shall be deemed to have accrued during the related Interest Accrual Period.

                  "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust is treated as the owner of such REO Property for federal income tax purposes.

                  "Actual/360 Basis": The accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month in a year assumed to consist of 360 days.

                  "Actual/360 Mortgage Loan": A Mortgage Loan that accrues interest on an Actual/360 Basis.

                  "Actual/365 Basis": The accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month in a normal calendar year.

                  "Actual/365 Mortgage Loan": A Mortgage Loan that accrues interest on an Actual/365 Basis.

                  "Additional Interest": With respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued thereon at the Additional Interest Rate.

                  "Additional Interest Rate": With respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

                  "Additional Trust Fund Expense": Any expense (including, without limitation, Special Servicing Fees, Workout Fees, Liquidation Fees and, to the extent not paid out of Default Charges, Advance Interest) incurred or shortfall experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the REMIC III Regular Certificateholders' receiving less than the full amount of principal and/or Distributable Certificate Interest to which they are entitled on any Distribution Date.

                  "Additional Yield Amount": As defined in Section 4.01(a).

                  "Adjusted REMIC II Remittance Rate": With respect to REMIC II Regular Interests B, C, D, E, F and G, for any Distribution Date, a rate per annum equal to, in the case of each such REMIC II Regular Interest, the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date; and, with respect to each other REMIC II Regular Interest, for any Distribution Date, a rate per annum equal to the lesser of (i) the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date and (ii) the "Fixed Cap Rate" specified below with respect to such REMIC II Regular Interest:


REMIC II Regular Interest                   Fixed Cap Rate
-------------------------                   --------------
A-1                                        7.075% per annum
A-2                                        7.150% per annum
H                                          7.000% per annum
J                                          7.000% per annum
K                                          7.000% per annum
L                                          7.000% per annum
M                                          7.000% per annum

                  "Administrative Fee Rate": With respect to each Mortgage Loan (and any successor REO Loan), the sum of the Master Servicing Fee Rate and the Trustee Fee Rate.

                  "Advance": Any P&I Advance or Servicing Advance.

                  "Advance Interest": Interest accrued on any Advance at the Reimbursement Rate and payable to the Master Servicer, the Special Servicer or the Trustee, as the case may be, all in accordance with Section 3.11(f) or
Section 4.03(d), as applicable.

                  "Adverse Grantor Trust Event": Either (i) any impairment of the status of either Grantor Trust Pool as a Grantor Trust or (ii) the imposition of a tax upon either Grantor Trust Pool or any of its assets or transactions.

                  "Adverse REMIC Event": With respect to each REMIC Pool, either
(i) the endangerment of the status of such REMIC Pool as a REMIC or (ii) except as permitted by Section 3.17(a), the imposition of a tax upon such REMIC or any of its assets or transactions (including, without limitation, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on certain contributions set forth in Section 860G(d) of the Code).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement, together with all amendments hereof and supplements hereto.

                  "Anticipated Repayment Date" or "ARD": With respect to any ARD Loan, the date specified on the related Mortgage Note, as of which Additional Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

                  "Applicable State Law": For purposes of Article X, the Applicable State Law shall be (a) the laws of the State of New York, (b) the laws of the states in which the Corporate Trust Office of the Trustee and the Primary Servicing Offices of the Master Servicer and the Special Servicer are located, (c) the laws of the states in which any Mortgage Loan documents are held and/or any REO Properties are located, (d) such other state and local law whose applicability shall have been brought to the attention of the Tax Administrator by either (i) an Opinion of Counsel delivered to it or (ii) written notice from the appropriate taxing authority as to the applicability of such state law, and (e) such other state or local law as to which the Tax Administrator has actual knowledge of applicability.

                  "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $1,000,000 or less, a limited appraisal and a summary report) that (i) indicates the "market value" of the subject property, as defined in 12 C.F.R. 'SS'225.62(g), taking account of any reserves in respect of the subject property for maintenance and capital improvements, and (ii) is conducted by a Qualified Appraiser.

                  "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount (calculated as of the Determination Date immediately following the later of (a) the date on which the most recent Appraisal that meets the requirements of Section 3.19(b) was obtained in respect of such Required Appraisal Loan by the Master Servicer or the Special Servicer, as the case may be, and (b) the earliest of the relevant dates in respect of such Required Appraisal Loan specified in the first sentence of Section 3.19(b) hereof) equal to the excess, if any, of (x) the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the sum of the related Net Mortgage Rate and the Trustee Fee Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Trustee in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (v) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property (net of any Escrow Payments or other reserves held by the Master Servicer or the Special Servicer with respect to any such item), over (y) 90% of an amount equal to (i) the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of Section 3.19(b) hereof, net of (ii) the amount of any obligations secured by liens on such property (other than in respect of items described in clause (x)(v) above) that are prior to the lien of the Required Appraisal Loan. Notwithstanding the foregoing, if an Appraisal is required to be obtained pursuant to Section 3.19(b) but has not been obtained within the 60-day period following any loan's becoming a Required Appraisal Loan (or during the 12-month period prior thereto), then until the date such Appraisal is obtained the "Appraisal Reduction Amount" for the subject Required Appraisal Loan will be deemed to equal 25% of the Stated Principal Balance of such Required Appraisal Loan; provided that upon receipt of an Appraisal acceptable for purposes of
Section 3.19(b) hereof, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated in accordance with the preceding sentence.

                  "Appraised Value": As of any date of determination, the appraised value of a Mortgaged Property based upon the most recent Appraisal obtained pursuant to this Agreement.

                  "ARD Loan": A Mortgage Loan that provides for, if such Mortgage Loan is not paid in full on or prior to its Anticipated Repayment Date,
(i) the accrual of Additional Interest thereon and (ii) the application (in reduction of the outstanding principal of such Mortgage Loan) of an amount (in addition to the principal portion of the Scheduled P&I Payment) equal to the excess (if any) of certain net cash flow from the related Mortgaged Property over the sum of the Scheduled P&I Payment and certain permitted property expenses.

                  "Asset Status Report": As defined in Section 3.24(a).

                  "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits, or similar document or instrument executed by the related Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

                  "Assumed P&I Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full, and no other Liquidation Event has occurred in respect thereof, on or before the end of the Collection Period in which such Stated Maturity Date occurs) and for each successive Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund (if no Scheduled P&I Payment, other than a delinquent Balloon Payment, is due for such Due Date), the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the amount that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, its most recent scheduled maturity date (as such terms and amortization schedule may have been modified, and such maturity date may have been extended, in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20); and, with respect to any REO Loan, for each Due Date that the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled P&I Payment that was due (or, in the case of a Balloon Mortgage Loan described in the preceding clause of this definition, the Assumed P&I Payment that was deemed due) on the last Due Date prior to its becoming an REO Loan.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the balance on deposit in the Distribution Account as of 11:30 a.m. (New York City time) on such Distribution Date (or such later time on such date as of which distributions are made on the Certificates), including, without limitation, if and to the extent on deposit therein as of such time, the Master Servicer Remittance Amount for the related Master Servicer Remittance Date, any P&I Advances made by the Master Servicer or the Trustee to cover uncollected Scheduled P&I Payments due and/or Assumed P&I Payments deemed due during the related Collection Period, any payments made by the Master Servicer to cover Prepayment Interest Shortfalls incurred during the related Collection Period and, if such Distribution Date occurs during March of any year, the aggregate of all amounts in respect of the Interest Reserve Loans transferred from the Interest Reserve Account to the Distribution Account for distribution on such Distribution Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Scheduled P&I Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest, Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period, (iii) Prepayment Premiums, (iv) Additional Interest,
(v) if such Distribution Date occurs during February of any year or during January of any year that is not a leap year, the Interest Reserve Amounts with respect to the Interest Reserve Loans required pursuant to Section 3.04(c) to be withdrawn from the Distribution Account and deposited into the Interest Reserve Account on such Distribution Date, (vi) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to any of clauses (ii) through (vi) of Section 3.05(b), and (vii) any amounts deposited in the Distribution Account in error; provided that the Available Distribution Amount for the Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(v) of this definition.

                  "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Scheduled P&I Payment due on its Stated Maturity Date is at least two times larger than the Scheduled P&I Payment due on the Due Date next preceding its Stated Maturity Date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled P&I Payment payable on the Stated Maturity Date of such Mortgage Loan.

                  "Bank": As defined in Section 2.08.

                  "Base Prospectus": That certain prospectus dated July 28, 1999, relating to trust funds established by the Depositor and publicly offered mortgage pass-through certificates evidencing interests therein.

                  "Bloomberg": As defined in Section 4.02(a).

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Borrower": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Houston, Texas, Dallas, Texas, and the cities in which the Primary Servicing Offices of the Master Servicer and Special Servicer and the Corporate Trust Office of the Trustee are located, are authorized or obligated by law or executive order to remain closed.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Certificate": Any one of the Depositor's Commercial Mortgage Pass-Through Certificates, Series 1999-C1, as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

                  "Certificate Factor": With respect to any Class of REMIC III Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Principal Balance or Class Notional Amount, as the case may be, and the denominator of which is the related Initial Class Principal Balance or Initial Class Notional Amount, as the case may be.

                  "Certificate Notional Amount": With respect to any Class X Certificate, the hypothetical or notional principal amount on which such Certificate accrues interest, which, as of any date of determination, is equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Notional Amount of the Class X Certificates.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Principal Balance Certificate, as of any date of determination, the then-outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register; provided that solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Tax Administrator or the Trustee or any Affiliate of any of them shall be deemed not to be outstanding, and the Voting Rights to which any of them is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, except as otherwise provided in Sections 7.04 and 11.01 or except in connection with Certificateholders of the Controlling Class exercising their rights under
Section 3.23 or Section 3.25, or unless such Persons collectively own an entire Class of Certificates and only the Holders of such Class of Certificates are entitled to grant such consent, approval or waiver. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer or, if other than the Trustee, the Tax Administrator, as the case may be, in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificateholder Reports": As defined in Section 4.02(a).

                  "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

                  "Class A Certificate": Any one of the Class A-1 or Class A-2 Certificates.

                  "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class H Certificate": Any one of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class K Certificate": Any one of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class L Certificate": Any one of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class M Certificate": Any one of the Certificates with a "Class M" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class Notional Amount": The aggregate hypothetical or notional amount on which the Class X Certificates collectively accrue interest equal to the aggregate of the Uncertificated Principal Balances of all the REMIC II Regular Interests outstanding from time to time.

                  "Class Principal Balance": The aggregate principal amount of any Class of Principal Balance Certificates outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Initial Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each Class of the Principal Balance Certificates shall be permanently reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to
Section 4.01(a) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.04.

                  "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a beneficial ownership interest in Grantor Trust R-I.

                  "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Certificate": Any one of the Certificates with a "Class X" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Portion": As the context may require, either: (a) that portion of the Uncertificated Accrued Interest in respect of any REMIC II Regular Interest for any Distribution Date that is equal to the product of (i) the entire amount of such Uncertificated Accrued Interest, multiplied by (ii) a fraction (not less than zero or greater than one), the numerator of which is the excess, if any, of the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date, over the Adjusted REMIC II Remittance Rate in respect of such REMIC II

Regular Interest for such Distribution Date, and the denominator of which is the REMIC II Remittance Rate in respect of such REMIC II Regular Interest for such Distribution Date; or (b) that portion of the Uncertificated Distributable Interest in respect of any REMIC II Regular Interest for any Distribution Date that is equal to the Class X Portion of the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date allocated to the Class X Certificates that was, in turn, deemed allocated to such REMIC II Regular Interest in accordance with the last sentence of the definition of "Uncertificated Distributable Interest".

                  "Class Y Certificate": Any one of the Certificates with a "Class Y" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a beneficial ownership interest in Grantor Trust Y.

                  "Class Y Sub-Account": A sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and Grantor Trust Y, but not an asset of any REMIC Pool.

                  "Closing Date": August 20, 1999.

                  "Code": The Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, they could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Trust Fund, the Certificates and the Certificateholders.

                  "Collection Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation [or the name of any successor Master Servicer], as Master Servicer, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1".

                  "Collection Period": With respect to any Distribution Date, the period that begins immediately following the Determination Date in the calendar month prior to the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

                  "Commission": The Securities and Exchange Commission or any successor agency.

                  "Comparative Financial Status Report": A report substantially in the form of Exhibit G-7 hereto, setting forth, among other things, the occupancy and Debt Service Coverage Ratio for each Mortgage Loan or related Mortgaged Property, as applicable, as of the date of the latest financial information (covering no less than twelve (12) months) available immediately preceding the preparation of such report and the revenue and net cash flow for each of the following three (3) periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession): (i) the most current available year-to-date,
(ii) each of the previous two (2) full fiscal years stated separately; and (iii) the "base year" (representing the original analysis of information used as of the Cut-off Date).

                  "Confidential Information": As defined in Section 3.26.

                  "Controlling Class": As of any date of determination, the outstanding Class of Principal Balance Certificates with the lowest Payment Priority (the Class A Certificates being treated as a single Class for this purpose) that has a then-outstanding Net Class Principal Balance at least equal to 25% of its Initial Class Principal Balance thereof (or, if no Class of Principal Balance Certificates has a then-outstanding Net Class Principal Balance at least equal to 25% of its Initial Class Principal Balance, then the "Controlling Class" shall be the outstanding Class of Principal Balance Certificates with the then largest outstanding Net Class Principal Balance).

                  "Controlling Class Representative": As defined in Section 3.23(a).

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York 10001-2697.

                  "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

                  "Corresponding REMIC II Regular Interest": With respect to any Class of Principal Balance Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that is the same as the alphabetical and, if applicable, numerical Class designation for such Class of Principal Balance Certificates.

                  "Corresponding Class of Principal Balance Certificates": With respect to any REMIC II Regular Interest, the Class of Principal Balance Certificates that has an alphabetical and, if applicable, numerical Class designation that is the same as the alphabetical and, if applicable, numerical designation for such REMIC II Regular Interest.

                  "Cross-Collateralized Mortgage Loan": Any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

                  "CSSA Reports": With respect to the Mortgage Pool, the CSSA Standard Reporting Set-Up Layout substantially in the form attached hereto as Exhibit H-1, the CSSA Loan Periodic Update File substantially in the form attached hereto as Exhibit H-2 and the CSSA Standard Property Data File substantially in the form attached hereto as Exhibit H-3.

                  "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, Llama, SBRC or an Affiliate of any of them.

                  "Cut-off Date": August 1, 1999.

                  "Cut-off Date Balance": With respect to any Mortgage Loan, the unpaid principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due in respect of such Mortgage Loan on or before such date, whether or not received.

                  "Debt Service Coverage Ratio": With respect to any Mortgage Loan, other than a Cross-Collateralized Mortgage Loan, as of any date of determination, the ratio of (x) the Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recently ended period of not more than twelve months or less than three (3) months for which financial statements (whether or not audited) have been received by or on behalf of the Mortgage Loan Sellers (prior to the Closing Date) or the Master Servicer or Special Servicer (following the Closing
Date) (such Net Operating Income to be annualized if the relevant period is less than twelve months), to (y) the product of the amount of the Scheduled P&I Payment in effect for such Mortgage Loan as of such date of determination, multiplied by 12; and, with respect to any Cross-Collateralized Mortgage Loan, as of any date of determination, the ratio of (x) the aggregate Net Operating Income (before payment of any debt service on such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross-collateralized) generated by the related Mortgaged Properties for such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross-collateralized during the most recently ended period of not more than twelve months or less than three (3) months for which financial statements (whether or not audited) have been received by or on behalf of the Mortgage Loan Sellers (prior to the Closing
Date) or the Master Servicer or Special Servicer (following the Closing Date) (such Net Operating Income to be annualized if the relevant period is less than twelve months), to (y) the aggregate of the amount of the Scheduled P&I Payments in effect for such Cross-Collateralized Mortgage Loan and the Mortgage Loans with which it is cross-collateralized as of such date of determination, multiplied by 12.

                  "Default Charges": Any and all Default Interest and late payment charges paid or payable, as the context requires, in connection with a default under a Mortgage Loan or any successor REO Loan.

                  "Default Interest": With respect to any Mortgage Loan (or related REO Loan), any amounts collected thereon, other than late payment charges and Prepayment Premiums, that represent interest (exclusive, if applicable, of Additional Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan or otherwise arising out of the failure by the related Borrower to make the Scheduled P&I Payment on the related Due Date even though such failure is not an event of default under the related Mortgage Note or Mortgage.

                  "Defaulted Mortgage Loan": Any Specially Serviced Mortgage Loan as to which a material default has occurred or a default in respect of any payment thereon is reasonably foreseeable, and which the Special Servicer has determined, in its reasonable and good faith judgment, will become the subject of a foreclosure sale or similar proceedings (the basis for which determination shall be set forth in an Officer's Certificate to be delivered to the Master Servicer and the Trustee).

                  "Defaulting Party": As defined in Section 7.01(b).

                  "Defeasance Collateral": With respect to any Defeasance Loan, direct noncallable government obligations of the United States of America, as are permitted under the terms of a Mortgage Note or related Mortgage Loan documents, but only if such obligations or assets constitute "government securities" under the defeasance rule of the REMIC Provisions.

                  "Defeasance Loan": Any Mortgage Loan which grants the holder or the Borrower a Defeasance Option.

                  "Defeasance Option": With respect to any Defeasance Loan, the right of a Borrower, pursuant to the terms of the related Mortgage Note or the Mortgage, to obtain a release (or the right of the holder of such Mortgage Loan to condition the release) of the related Mortgaged Property from the lien of the related Mortgage upon the pledge to the Trustee of Defeasance Collateral.

                  "Definitive Certificate": As defined in Section 5.03(a).

                  "Delinquent Loan Status Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the last day of the most recently ended calendar month were (i) delinquent 30-59 days, (ii) delinquent 60-89 days, (iii) delinquent 90 days or more, (iv) current but specially serviced, (v) in foreclosure but as to which the related Mortgaged Property had not become REO Property, or (vi) related to a Mortgaged Property which had become REO Property, substantially in the form of, and including such additional information in respect of each such Mortgage Loan as set forth on, Exhibit G-1 attached hereto.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc., or its successor in interest.

                  "Depository": The Depository Trust Company or any successor depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Distribution Date, the 11th day of the calendar month in which such Distribution Date occurs, or if such 11th day is not a Business Day, the immediately preceding Business Day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of an REO Property pursuant to Section 3.18(d)), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) shall not be considered to Directly Operate an REO Property solely because the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to, or funds, repairs or capital expenditures with respect to such REO Property (including, without limitation, construction activity to effect repairs or in conjunction with leasing activity).

                  "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Tax Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distributable Certificate Interest": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date allocated to such Class of Certificates as provided below. The Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated to the respective Classes of REMIC III Regular Certificates on such Distribution Date as follows: first, to the respective Classes of REMIC III Regular Certificates (other than the Senior Certificates), sequentially in reverse alphabetical order of Class designation, in each case up to an amount equal to the lesser of any remaining unallocated portion of such Net Aggregate Prepayment Interest Shortfall and any Accrued Certificate Interest in respect of the particular Class of Certificates for such Distribution Date; and thereafter, if and to the extent that any portion of such Net Aggregate Prepayment Interest Shortfall remains unallocated, among the respective Classes of Senior Certificates, up to, and pro rata in accordance with, the respective amounts of Accrued Certificate Interest for each such Class of Senior Certificates for such Distribution Date.

                  "Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "The Chase Manhattan Bank [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1".

                  "Distribution Date": The 18th day of any month, or if any such 18th day is not a Business Day, the next succeeding Business Day. The first Distribution Date will be September 20, 1999.

                  "Distribution Date Statement": As defined in Section 4.02(a).

                  "Document Defect": As defined in Section 2.02(e).

                  "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on such Mortgage Loan is scheduled to be first due; (ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Scheduled P&I Payment on the related Mortgage Loan had been scheduled to be first due.

                  "EDGAR": The Electronic Data Gathering, Analysis, and Retrieval System of the Commission, the computer system for the receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.

                  "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, including, without limitation or the Trustee (if it meets the following rating criteria), the long-term unsecured debt obligations of which are rated no less than "Aa3" by Moody's and "AA" by Fitch, if the deposits are to be held in the account for more than thirty (30) days, or the short-term unsecured debt obligations of which are rated no less than "P-1" by Moody's and "F-1+" by Fitch, if the deposits are to be held in the account for thirty (30) days or less, in each case, at any time funds are on deposit therein, (ii) a segregated trust account or accounts maintained with the corporate trust department of a federally chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity, (iii) a segregated trust account or accounts maintained with the corporate trust department of a state chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. 'SS'9.10(b), (iv) any other account which would not result in the qualification, downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates (as confirmed in writing by each Rating Agency), or (v) any account held at The Bank of New York for so long as such bank's long-term unsecured debt ratings for deposits held for more than thirty (30) days assigned by the Rating Agencies are no lower than the current such ratings.

                  "Emergency Advance": Any Servicing Advance (whether or not it is a Servicing Advance that, pursuant hereto, the Special Servicer is required to request the Master Servicer to make) that must be made within ten (10) days of the Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

                  "Environmental Insurance Policy": With respect to any Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgaged Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

                  "Environmentally Insured Loans": As defined in Section
3.07(c).

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums (including, without limitation, with respect to any Environmental Insurance Policy) and similar items in respect of the related Mortgaged Property.

                  "Event of Default": One or more of the events described in
Section 7.01(a).

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Fannie Mae": The Federal National Mortgage Association or any successor.

                  "FDIC": The Federal Deposit Insurance Corporation or any successor.

                  "Final Distribution Date": The final Distribution Date on which any distributions are to be made on the Certificates as contemplated by
Section 9.01.

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property and, accordingly, the related REO Loan (other than a Mortgage Loan or REO Property, as the case may be, purchased by Llama or SBRC or an Affiliate of either of them pursuant to Section 2.03, by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01, or otherwise acquired by the Sole Certificateholder pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries (including, without limitation, by reason of a sale of such Mortgage Loan or REO Property pursuant to Section 3.18(d) hereof) that the Special Servicer has determined, in accordance with the Servicing Standard, exercised without regard to any obligation of the Master Servicer or Special Servicer to make payments from its own funds pursuant to Section 3.07(b), will be ultimately recoverable.

                  "Fitch": Fitch IBCA, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Fitch" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Special Servicer and the Tax Administrator, and specific ratings of Fitch IBCA, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "Fourth Avenue Marketplace Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6601059.

                  "Fourth Avenue Marketplace REMIC": The segregated pool of assets subject hereto, with respect to which the Fourth Avenue Marketplace REMIC Declaration has been made, consisting of the Fourth Avenue Marketplace Mortgage Loan or any REO Property acquired in respect thereof.

                  "Fourth Avenue Marketplace REMIC Declaration": The REMIC Declaration dated as of July 27, 1999 with respect to the assets of the Fourth Avenue Marketplace REMIC.

                  "Fourth Avenue Marketplace REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the Fourth Avenue Marketplace REMIC, issued pursuant to the Fourth Avenue Marketplace REMIC Declaration. The principal balance of the Fourth Avenue Marketplace REMIC Regular Interest shall equal the principal balance of the Fourth Avenue Marketplace Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the Fourth Avenue Marketplace Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the Fourth Avenue Marketplace REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the Fourth Avenue Marketplace REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "Fourth Avenue Marketplace REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the Fourth Avenue Marketplace REMIC, issued pursuant to the Fourth Avenue Marketplace REMIC Declaration.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor.

                  "Grantor Trust": A grantor trust as defined under Subpart E of
Part I of Subchapter J of the Code.

                  "Grantor Trust Pool": Either of Grantor Trust R-I or Grantor Trust Y.

                  "Grantor Trust R-I": The Grantor Trust designated as such in
Section 2.09(a).

                  "Grantor Trust Y": The Grantor Trust designated as such in
Section 2.09(b).

                  "Ground Lease": The ground lease pursuant to which any Borrower holds a leasehold interest in the related Mortgaged Property.

                  "Group": A group of Mortgage Loans that are cross-collateralized and cross-defaulted with each other.

                  "GTE Plaza Shopping Center Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6601344.

                  "GTE Plaza Shopping Center REMIC": The segregated pool of assets subject hereto, with respect to which the GTE Plaza Shopping Center REMIC Declaration has been made, consisting of the GTE Plaza Shopping Center Mortgage Loan or any REO Property acquired in respect thereof.

                  "GTE Plaza Shopping Center REMIC Declaration": The REMIC Declaration dated as of July 27, 1999 with respect to the assets of the GTE Plaza Shopping Center REMIC.

                  "GTE Plaza Shopping Center REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the GTE Plaza Shopping Center REMIC, issued pursuant to the GTE Plaza Shopping Center REMIC Declaration. The principal balance of the GTE Plaza Shopping Center REMIC Regular Interest shall equal the principal balance of the GTE Plaza Shopping Center Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the GTE Plaza Shopping Center Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the GTE Plaza Shopping Center REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the GTE Plaza Shopping Center REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "GTE Plaza Shopping Center REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the GTE Plaza Shopping Center REMIC, issued pursuant to the GTE Plaza Shopping Center REMIC Declaration.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

                  "Historical Loan Modification Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, showing the original and the revised terms thereof, substantially in the form of, and including such additional information in respect of each such Mortgage Loan as set forth on, Exhibit G-2 attached hereto.

                  "Historical Loss Estimate Report": A report or reports setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the aggregate amount of Liquidation Proceeds received, and Liquidation Expenses incurred, both during the Collection Period ending on such Determination Date and historically, and (ii) the amount of Realized Losses occurring during such Collection Period and historically, set forth on a Mortgage Loan-by-Mortgage Loan and REO Property-by-REO Property basis, substantially in the form of, and including such additional information in respect of each Mortgage Loan and REO Property as to which a Final Recovery Determination has been made as set forth on, Exhibit G-3 attached hereto.

                  "Holmead Apartments Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6600839.

                  "Holmead Apartments REMIC": The segregated pool of assets subject hereto, with respect to which the Holmead Apartments REMIC Declaration has been made, consisting of the Holmead Apartments Mortgage Loan or any REO Property acquired in respect thereof.

                  "Holmead Apartments REMIC Declaration": The REMIC Declaration dated as of July 27, 1999 with respect to the assets of the Holmead Apartments REMIC.

                  "Holmead Apartments REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the Holmead Apartments REMIC, issued pursuant to the Holmead Apartments REMIC Declaration. The principal balance of the Holmead Apartments REMIC Regular Interest shall equal the principal balance of the Holmead Apartments Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the Holmead Apartments Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the Holmead Apartments REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the Holmead Apartments REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "Holmead Apartments REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the Holmead Apartments REMIC, issued pursuant to the Holmead Apartments REMIC Declaration.

                  "HUD-Approved Servicer": A servicer that is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or any Affiliate thereof, and (iii) is not connected with the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I (or, solely for the purposes of a Mortgage Loan in a Loan REMIC, the related Loan REMIC) within the meaning of
Section 856(d)(3) of the Code if REMIC I (or the related Loan REMIC) were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by (i) any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall not be an expense of the Trustee, the Tax Administrator or the Trust, delivered to the Trustee and the Tax Administrator), so long as REMIC I (or the related Loan REMIC) does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I (or the related Loan REMIC) is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person upon receipt by the Trustee and the Tax Administrator of an Opinion of Counsel, which shall be at no expense to the Trustee, the Tax Administrator or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Initial Class Notional Amount": With respect to the Class X Certificates, the initial Class Notional Amount thereof as of the Closing Date equal to $734,852,898.

                  "Initial Class Principal Balance": With respect to any Class of Principal Balance Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as set forth below:


                                       Initial Class
Class                                Principal Balance
-----                                -----------------
Class A-1                              $167,874,000
Class A-2                              $355,708,000
Class B                                $ 38,580,000
Class C                                $ 38,580,000
Class D                                $ 11,023,000
Class E                                $ 27,557,000
Class F                                $ 11,022,000
Class G                                $ 14,697,000
Class H                                $ 20,209,000
Class J                                $  9,185,000
Class K                                $ 16,535,000
Class L                                $  7,348,000
Class M                                $ 16,534,898


                  "Initial Pool Balance": The aggregate Cut-off Date Balance of all the Mortgage Loans included in the Trust Fund as of the Closing Date.

                  "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

                  "Insurance Policy": With respect to any Mortgage Loan or REO Property, any hazard insurance policy, Environmental Insurance Policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or in respect of such REO Property, as the case may be.

                  "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the Borrower, in either case, in accordance with the Servicing Standard.

                  "Interest Accrual Basis": The basis on which interest accrues in respect of any Mortgage Loan, any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, in each case consisting of one of the following: (i) a 30/360 Basis; (ii) an Actual/360 Basis; or (iii) an Actual/365 Basis.

                  "Interest Accrual Period": With respect to any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

                  "Interest Only Certificate": Any Class X Certificate.

                  "Interest Reserve Account": The segregated account created and maintained by the Trustee pursuant to Section 3.04(c) in trust for Certificateholders, which shall be entitled "The Chase Manhattan Bank [or the name of any successor Trustee], as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1".

                  "Interest Reserve Amount": With respect to each Interest Reserve Loan and each Master Servicer Remittance Date that occurs during February of each year and during January of each year that is not a leap year, an amount equal to one-day's interest at the related Net Mortgage Rate accrued on the related Stated Principal Balance as of the Due Date in the month in which such Master Servicer Remittance Date occurs (but prior to the application of any amounts due on such Due Date), to the extent that a Scheduled P&I Payment is remitted to the Trustee in respect thereof for such Due Date on such Master Servicer Remittance Date or a P&I Advance is made in respect thereof for such Due Date on such Master Servicer Remittance Date.

                  "Interest Reserve Loan": Any Actual/360 Mortgage Loan (or successor REO Loan) or any Actual/365 Mortgage Loan (or successor REO Loan).

                  "Interested Person": The Depositor, Llama, SBRC, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

                  "Investment Account": As defined in Section 3.06(a).

                  "IRS": The Internal Revenue Service or any successor.

                  "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of all or any portion of a Scheduled P&I Payment or an Assumed P&I Payment in respect of such Mortgage Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period, or for a Due Date coinciding with or preceding the Cut-off Date, and not previously received or recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of all or any portion of a Scheduled P&I Payment or an Assumed P&I Payment in respect of the related Mortgage Loan or of an Assumed P&I Payment in respect of such REO Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period and not previously received or recovered. The term "Late Collections" shall specifically exclude any Default Charges.

                  "Legal Final Distribution Date": With respect to any Loan REMIC Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest or any Class of REMIC III Regular Certificates, the "latest possible maturity date" thereof, calculated solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by Llama or SBRC or any Affiliate of either of them pursuant to Section 2.03; (iv) such Mortgage Loan is purchased by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or (v) such Mortgage Loan is acquired by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (x) a Final Recovery Determination is made with respect to such REO Property; (y) such REO Property is purchased by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or
(z) such REO Property is acquired by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01.

                  "Liquidation Expenses": All customary, reasonable and necessary "out of pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or
3.18 (including, without limitation, legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

                  "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property purchased or otherwise acquired (x) by Llama or SBRC or any Affiliate of either of them pursuant to Section 2.03 within the time period permitted by such section following Llama's or SBRC's, as the case may be, notice or discovery of the breach, Document Defect or other event giving rise to such repurchase obligation, (y) by the Majority Certificateholder of the Controlling Class, the Master Servicer or the Special Servicer pursuant to
Section 3.18 or (z) by the Master Servicer, the Majority Certificateholder of the Controlling Class or the Sole Certificateholder pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

                  "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

                  "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation; (ii) the liquidation of a Mortgaged Property or other collateral constituting, or that constituted, security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage;
(iii) the realization upon any deficiency judgment obtained against a Borrower or any guarantor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by Llama or SBRC or an Affiliate of either of them pursuant to Section 2.03;
(vi) the purchase of a Mortgage Loan or REO Property by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01; or (vii) the acquisition of any Mortgage Loan or REO Property by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01.

                  "Llama": Llama Capital Mortgage Company Limited Partnership or its successor in interest.

                  "Llama Mortgage Loan": Any of the Mortgage Loans which are the subject of the Llama Mortgage Loan Purchase Agreement and as to which "Llama" is identified on the Mortgage Loan Schedule under the heading "Loan Contributor".

                  "Llama Mortgage Loan Purchase Agreement": That certain mortgage loan purchase agreement dated as of August 5, 1999, between Llama and the Depositor.

                  "Loan REMIC": Each of the Park View Plaza REMIC, the 625 Polk Street REMIC, the Fourth Avenue Marketplace REMIC, the GTE Plaza Shopping Center REMIC, the Holmead Apartments REMIC, the Parker Paints (Andresen Plaza) REMIC and the 500 Third Street REMIC.

                  "Loan REMIC Interest": Any Loan REMIC Regular Interest or Loan REMIC Residual Interest.

                  "Loan REMIC Declaration": Each of the Park View Plaza REMIC Declaration, the 625 Polk Street REMIC Declaration, the Fourth Avenue Marketplace REMIC Declaration, the GTE Plaza Shopping Center REMIC Declaration, the Holmead Apartments REMIC Declaration, the Parker Paints (Andresen Plaza) REMIC Declaration and the 500 Third Street REMIC Declaration.

                  "Loan REMIC Regular Interest": Each of the Park View Plaza REMIC Regular Interest, the 625 Polk Street REMIC Regular Interest, the Fourth Avenue Marketplace REMIC Regular Interest, the GTE Plaza Shopping Center REMIC Regular Interest, the Holmead Apartments REMIC Regular Interest, the Parker Paints (Andresen Plaza) REMIC Regular Interest and the 500 Third Street REMIC Regular Interest.

                  "Loan REMIC Remittance Rate": The per annum rate at which interest accrues in respect of a Loan REMIC Regular Interest, as set forth in or otherwise calculated in accordance with the related Loan REMIC Declaration.

                  "Loan REMIC Residual Interest": Each of the Park View Plaza REMIC Residual Interest, the 625 Polk Street REMIC Residual Interest, the Fourth Avenue Marketplace REMIC Residual Interest, the GTE Plaza Shopping Center REMIC Residual Interest, the Holmead Apartments REMIC Residual Interest, the Parker Paints (Andresen Plaza) REMIC Residual Interest and the 500 Third Street REMIC Residual Interest.

                  "Majority Certificateholder": With respect to any specified Class or Classes of Certificates, as of any date of determination, any Holder or particular group of Holders of Certificates of such Class or Classes, as the case may be, entitled to a majority of the Voting Rights allocated to such Class or Classes, as the case may be.

                  "Master Servicer": GMAC Commercial Mortgage Corporation or its successor in interest, in its capacity as master servicer hereunder, or any successor master servicer appointed as herein provided.

                  "Master Servicer Remittance Amount": With respect to any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in the Collection Account as of the commencement of business on such Master Servicer Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Scheduled P&I Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest (including, without limitation, Additional Interest), Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period, (iii) any Prepayment Premiums received after the end of the related Collection Period, (iv) any amounts payable or reimbursable to any Person from the Collection Account pursuant to any of clauses (ii) through (xvii) of Section 3.05(a), and (v) any amounts deposited in the Collection Account in error; provided that, with respect to the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Master Servicer Remittance Amount will be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition.

                  "Master Servicer Remittance Date": The Business Day immediately preceding each Distribution Date.

                  "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a) and from which any Primary Servicing Fees are payable.

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan (and any related REO Loan), the rate per annum specified as such in the Mortgage Loan Schedule, which rate includes the Primary Servicing Fee Rate.

                  "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

                  (A) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Scheduled P&I Payments with respect to such Mortgage
                Loan);

                  (B) except as expressly contemplated by the related
                Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Borrower and upon which the Special Servicer may conclusively rely), of the property to be released; or

                  (C) in the good faith and reasonable judgment of the Special
                Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Special Servicer and the Tax Administrator, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "Mortgage": With respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust and/or other similar document or instrument securing the related Mortgage Note and creating a lien on the related Mortgaged Property.

                  "Mortgage File": With respect to any Mortgage Loan, subject to
Section 2.01(c), collectively the following documents:

                  (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of The Chase Manhattan Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1, without recourse";

                  (ii) the original or a copy of the Mortgage and, if
                       applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                 (iii) an original assignment of the Mortgage, that is
                       complete and in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity);

                  (iv) the original or a copy of any related Assignment of
                       Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), that is complete and in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (vi) an original or copy of any related Security Agreement
                       (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

                 (vii) an original assignment of any related Security
                       Agreement (if such item is a document separate from the Mortgage), that is complete, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original or a copy of the lender's title insurance policy issued in respect of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                  (x) the original of any guaranty of the obligations of the Borrower under the Mortgage Loan which was in the possession of Llama or SBRC, as applicable, at the time the Mortgage Files were delivered to the Trustee;

                  (xi) (A) file or certified copies of any UCC Financing
                       Statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of Llama or SBRC, as applicable, at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the related UCC-1, UCC-2 or UCC-3 financing statements were in the possession of Llama or SBRC, as applicable, a UCC-2 or UCC-3 financing statement, as applicable, that is complete and in form suitable for filing, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

                 (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Borrower if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Borrower;

                 xiii) if the Borrower has a leasehold interest in the
                       related Mortgaged Property, the original Ground Lease or a copy thereof;

                 (xiv) the original or copy of any loan agreement and
                       intercreditor agreement relating to such Mortgage Loan;

                  (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

                 (xvi) the original or copy of any environmental indemnity
                       and the original or copy of any Environmental Insurance Policy; and

                (xvii) any additional documents required to be added to the
                       Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                  "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

                  "Mortgage Loan Purchase Agreements": Together, the Llama Mortgage Loan Purchase Agreement and the SBRC Mortgage Loan Purchase Agreement.

                  "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of the Trust Fund, which list is attached hereto as Schedule I and may be amended from time to time in accordance with Section 2.02(e). The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage
Loan:

               (i)  the loan number and control number;

               (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

              (iii) the Mortgage Rate in effect as of the Cut-off Date;

               (iv) the original principal balance;

                (v) the Cut-off Date Balance;

               (vi) the (A) remaining term to stated maturity or, in the case of an ARD Loan, the Anticipated Repayment Date and (B) Stated Maturity Date;

              (vii) the Due Date;

             (viii) the amount of the Scheduled P&I Payment due on the first
                    Due Date following the Cut-off Date;

               (ix) the Master Servicing Fee Rate (inclusive of the Primary
                    Servicing Fee Rate);

               (x)  the Primary Servicing Fee Rate;

               (xi) whether the Borrower's interest in the related Mortgaged
                    Property is a leasehold estate;

              (xii) the related Mortgage Loan Seller;

             (xiii) whether the Mortgage Loan is a Cross-Collateralized
                    Mortgage Loan and, if so, a reference to the other Mortgage Loans that are cross-collateralized with such Mortgage Loan;

              (xiv) whether the Mortgage Loan is an ARD Loan; and

               (xv) whether the Mortgage Loan is a Defeasance Loan.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                  "Mortgage Loan Sellers": Together, Llama and SBRC.

                  "Mortgage Note": The original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto.

                  "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

                  "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note (as such may be modified at any time following the Closing Date) and applicable law, (ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Stated Maturity Date, and (iii) any REO Loan, the annualized rate described in clause
(i) or (ii) above, as applicable, determined as if the related Mortgage Loan had remained outstanding.

                  "Mortgaged Property": Individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, as the context may require, "Mortgaged Property" may mean, collectively, all the Mortgaged Properties securing such Cross-Collateralized Mortgage Loan.

                  "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the sum of (i) the aggregate amount remitted by the Master Servicer for deposit in the Distribution Account for such Distribution Date pursuant to Section 3.19(e) in connection with such Prepayment Interest Shortfalls and (ii) the aggregate of all Prepayment Interest Excesses collected in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period.

                  "Net Class Principal Balance": With respect to any Class of Principal Balance Certificates (other than the Class A Certificates), as of any date of determination, an amount equal to (a) the then-outstanding Class Principal Balance of such Class of Principal Balance Certificates, reduced (to not less than zero) by (b) the excess, if any, of (i) any then-existing aggregate Appraisal Reduction Amount, over (ii) the aggregate of the then-outstanding Class Principal Balances of all other Classes of Principal Balance Certificates with a more subordinate Payment Priority; and, with respect to a Class of Class A Certificates, as of any date of determination, an amount equal to (1) the then-outstanding Class Principal Balance of such Class of Class A Certificates, reduced (to not less than zero) by (2) the product of (a) a fraction, the numerator of which is the then-outstanding Class Principal Balance of such Class of Class A Certificates, and the denominator of which is the aggregate of the then-outstanding Class Principal Balances of both Classes of Class A Certificates, multiplied by (b) the excess, if any, of (i) any then-existing aggregate Appraisal Reduction Amount, over (ii) the aggregate of the then-outstanding Class Principal Balances of all other Classes of Principal Balance Certificates with a more subordinate Payment Priority than the Class A Certificates.

                  "Net Default Charges": With respect to any Mortgage Loan or REO Loan, any Default Charges actually collected thereon (determined in accordance with the allocation of amounts collected as specified in Section 1.02), to the extent such Default Charges are not allocable to pay Advance Interest accrued on Advances made in respect of such Mortgage Loan, REO Loan or the related REO Property, as the case may be.

                  "Net Investment Earnings": With respect to any Investment Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such Investment Account, exceeds the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

                  "Net Investment Loss": With respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of funds held in such Investment Account in accordance with
Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds; provided that, in the case of any Investment Account and any particular investment of funds in such Investment Account, Net Investment Loss shall not include any loss with respect to such particular investment of funds which is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company that holds such Investment Account, so long as such depository institution or trust company satisfied the qualifications set forth in the definition of Eligible Account at the time such particular investment of funds was made.

                  "Net Mortgage Rate": With respect to any Mortgage Loan or REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate then in effect, minus the sum of the related Administrative Fee Rate and any related Additional Interest Rate.

                  "Net Operating Income": With respect to any Mortgaged Property, the total operating revenues derived from such Mortgaged Property, minus the total fixed and variable operating expenses incurred in respect of such Mortgaged Property (subject to adjustments for, among other things, (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property).

                  "NOI Adjustment Worksheet": A report prepared by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Loans, and by the Master Servicer with respect to all other Mortgage Loans, substantially in the form and containing the information described in Exhibit G-9 attached hereto, presenting the computations made in accordance with the methodology described in such Exhibit to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement.

                  "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance": As evidenced by the Officer's Certificate and supporting documentation contemplated by Section 4.03(c), any P&I Advance made or proposed to be made in respect of a Mortgage Loan or REO Loan which, as determined by the Master Servicer or, if applicable, the Trustee, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late payments, Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or the related REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

                  "Nonrecoverable Servicing Advance": As evidenced by the Officer's Certificate and supporting documentation contemplated by Section 3.11(g), any Servicing Advance made or proposed to be made in respect of a Mortgage Loan or an REO Property which, as determined by the Master Servicer, the Special Servicer or, if applicable, the Trustee, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late payments, Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or such REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

                  "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class G, Class H, Class J, Class K, Class L, Class M, Class Y or Residual Certificate.

                  "Non-United States Person": Any person other than a United States Person.

                  "Officer's Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or a Responsible Officer of the Trustee, as the case may be.

                  "Operating Statement Analysis": As defined in Section 4.02(b).

                  "Opinion of Counsel": A written opinion of counsel (who must, in connection with any opinion rendered pursuant hereto with respect to tax matters or a resignation under Section 6.04, be Independent counsel, but who otherwise may be salaried counsel for the Depositor, Llama, SBRC, the Trustee, the Tax Administrator, the Master Servicer or the Special Servicer), which written opinion is acceptable and delivered to the addressee(s).

                  "OTS": The Office of Thrift Supervision or any successor thereto.

                  "Ownership Interest": As to any Certificate or Loan REMIC Residual Interest, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Park View Plaza Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6600484.

                  "Park View Plaza REMIC": The segregated pool of assets subject hereto, with respect to which the Park View Plaza REMIC Declaration has been made, consisting of the Park View Plaza Mortgage Loan or any REO Property acquired in respect thereof.

                  "Park View Plaza REMIC Declaration": The REMIC Declaration dated as of June 21, 1999 with respect to the assets of the Park View Plaza REMIC.

                  "Park View Plaza REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the Park View Plaza REMIC, issued pursuant to the Park View Plaza REMIC Declaration. The principal balance of the Park View Plaza REMIC Regular Interest shall equal the principal balance of the Park View Plaza Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the Park View Plaza Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the Park View Plaza REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the Park View Plaza REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "Park View Plaza REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the Park View Plaza REMIC, issued pursuant to the Park View Plaza REMIC Declaration.

                  "Parker Paints (Andresen Plaza) Mortgage Loan": The Mortgage Loan identified on the Mortgage Loan Schedule by loan number 6600856.

                  "Parker Paints (Andresen Plaza) REMIC": The segregated pool of assets subject hereto, with respect to which the Parker Paints (Andresen Plaza) REMIC Declaration has been made, consisting of the Parker Paints (Andresen Plaza) Mortgage Loan or any REO Property acquired in respect thereof.

                  "Parker Paints (Andresen Plaza) REMIC Declaration": The REMIC Declaration dated as of July 27, 1999 with respect to the assets of the Parker Paints (Andresen Plaza) REMIC.

                  "Parker Paints (Andresen Plaza) REMIC Regular Interest": The uncertificated "regular interest", within the meaning of Section 860G(a)(1) of the Code, in the Parker Paints (Andresen Plaza) REMIC, issued pursuant to the Parker Paints (Andresen Plaza) REMIC Declaration. The principal balance of the Parker Paints (Andresen Plaza) REMIC Regular Interest shall equal the principal balance of the Parker Paints (Andresen Plaza) Mortgage Loan (or, if applicable, the deemed principal balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of the Parker Paints (Andresen Plaza) Mortgage Loan (or any related REO Property) and allocable to interest (adjusted to the related Loan REMIC Remittance Rate) on, principal of and/or Prepayment Premiums in respect of such Mortgage Loan (or any successor REO Loan) shall be deemed paid on the Parker Paints (Andresen Plaza) REMIC Regular Interest to REMIC I at the time such amounts are so received. The terms of the Parker Paints (Andresen Plaza) REMIC Regular Interest are otherwise set forth in the related Loan REMIC Declaration.

                  "Parker Paints (Andresen Plaza) REMIC Residual Interest": The sole uncertificated "residual interest", within the meaning of Section 860G(a)(2) of the Code, in the Parker Paints (Andresen Plaza) REMIC, issued pursuant to the Parker Paints (Andresen Plaza) REMIC Declaration.

                  "Pass-Through Rate": With respect to the Class X Certificates, for any Distribution Date, a rate per annum equal to the excess, if any, of the Weighted Average REMIC II Remittance Rate for such Distribution Date, over the Weighted Average Adjusted REMIC II Remittance Rate for such Distribution Date; with respect to the Class A-1 Certificates, for any Distribution Date, a rate per annum equal to the lesser of (i) the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date and (ii) 7.075% per annum; with respect to the Class A-2 Certificates, for any Distribution Date, a rate per annum equal to the lesser of
(i) the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date and
(ii) 7.150% per annum; with respect to the Class B, Class C, Class D, Class E, Class F and Class G Certificates, for any Distribution Date, a rate per annum equal to, in the case of each such Class, the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date; and with respect to each other Class of REMIC III Regular Certificates, for any Distribution Date, a rate per annum equal to the lesser of (i) the REMIC II Remittance Rate in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates for such Distribution Date and (ii) 7.000% per annum.

                  "Payment Priority": With respect to any Class of Certificates, the priority of the Holders thereof in respect of the Holders of the other Classes of Certificates to receive distributions out of the Available Distribution Amount for any Distribution Date. The Payment Priority of the respective Classes of Certificates shall be, from most senior to most subordinate, as follows: first, the respective Classes of Senior Certificates, pro rata; second, the Class B Certificates; third, the Class C Certificates; fourth, the Class D Certificates; fifth, the Class E Certificates; sixth, the Class F Certificates; seventh, the Class G Certificates; eighth, the Class H Certificates; ninth, the Class J Certificates; tenth, the Class K Certificates; eleventh, the Class L Certificates; twelfth, the Class M Certificates; and last, the respective Classes of Residual Certificates.

                  "Percentage Interest": With respect to any REMIC III Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Initial Class Principal Balance or Initial Class Notional Amount, as the case may be, of the relevant Class. With respect to a Class Y Certificate or a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

                  "Performing Mortgage Loan": Any Corrected Mortgage Loan and any Mortgage Loan as to which a Servicing Transfer Event has not occurred.

                  "Permitted Investments": Any one or more of the following obligations:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the party agreeing to repurchase such obligations is a financial institution meeting the requirements set forth in clause (iii) below;

               (iii) demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by either Rating Agency, otherwise acceptable to such Rating Agency, as applicable, as confirmed in writing that such investment would not result in the qualification, downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates);

               (iv) units of taxable 2A-7 money market funds that are rated in the highest applicable rating category by each Rating Agency, or mutual funds that seek to maintain a constant asset value and either
          (A) are rated by each Rating Agency in its highest applicable rating category or (B) have been designated in writing by each Rating Agency as Permitted Investments with respect to this definition;

               (v) commercial paper of any corporation incorporated under the laws of the United States or any state thereof rated no less than "P-1" by Moody's and "F-1+" by Fitch; and

               (vi) any other obligation or security which would not result in the qualification, downgrade or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates, evidence of which shall be confirmed in writing by each Rating Agency to the Trustee;

provided that no investment described hereunder shall evidence either the right to receive (a) only interest with respect to such investment or (b) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that no investment described hereunder may be sold prior to stated maturity if such sale would result in a loss of principal on the instrument or a tax on "prohibited transactions" under Section 860F of the Code; and provided, further, that no investment described hereunder may have an "r" highlighter or other comparable qualifier attached to its rating; and provided, further, that each investment described hereunder shall, by its terms, have a predetermined fixed amount of principal due at maturity (that cannot vary or change), an original maturity of not more than 365 days and either a fixed interest rate or variable interest rate tied to a single interest rate index plus a single fixed spread; and provided, further, that each investment described hereunder shall be a "cash flow investment", as defined in the REMIC Provisions.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than either a Disqualified Organization or a Non-United States Person; provided that if a Transferee is classified as a partnership under the Code, such Transferee shall only be a Permitted Transferee if all of its beneficial owners are United States Persons.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

                  "Phase I Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the Fannie Mae Multifamily Guide, Part II, as amended from time to time.

                  "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or the Trustee pursuant to Section 4.03.

                  "Plan": As defined in Section 5.02(c).

                  "Prepayment Assumption": The assumption that each ARD Loan is paid in full on its Anticipated Repayment Date and that no Mortgage Loan is otherwise prepaid prior to its Stated Maturity Date, such assumption to be used for determining the accrual of original issue discount, market discount and premium, if any, on the Mortgage Loans, the Loan REMIC Regular Interests, the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates for federal income tax purposes.

                  "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment, in full or in part, after the related Due Date in any Collection Period, any payment of interest (net of related Master Servicing Fees and exclusive of Prepayment Premiums, Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) actually collected from the related Borrower and intended to cover the period from the related Due Date in such Collection Period to the date of prepayment.

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment, in full or in part, prior to the related Due Date in any Collection Period, the amount of uncollected interest (determined without regard to any Prepayment Premium that may have been collected) that would have accrued at a per annum rate equal to the sum of the Net Mortgage Rate for such Mortgage Loan plus the Trustee Fee Rate, on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day prior to the related Due Date in such Collection Period, inclusive.

                  "Prepayment Premium": Any premium, penalty, charge or fee (including, without limitation, a yield maintenance payment) paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Loan.

                  "Primary Servicing Fee": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Closing Date, the monthly fee payable to the Sub-Servicer by the Master Servicer from the Master Servicing Fee.

                  "Primary Servicing Fee Rate": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Closing Date, the rate per annum specified as such in the Mortgage Loan Schedule.

             "Primary Servicing Office": With respect to the Master
Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Horsham, Pennsylvania and, with respect to the Special Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Bethesda, Maryland and Dallas, Texas.

                  "Principal Balance Certificate": Any Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L or Class M Certificate.

                  "Principal Distribution Amount": With respect to any Distribution Date, an amount (calculated in accordance with Section 1.02) equal to the aggregate (without duplication) of:

                    (a) all payments of principal (other than Principal
               Prepayments) received on the Mortgage Loans during the related Collection Period, in each case net of any portion of the particular payment that represents a late collection of principal for which a P&I Advance was previously made for a prior Distribution Date or that represents the principal portion of a Scheduled P&I Payment due on or before the Cut-off Date or on a Due Date subsequent to the end of the related Collection Period;

                    (b) the principal portion of all Scheduled P&I Payments due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, that were received prior to the end of the related Collection Period;

                    (c) all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

                    (d) all other collections (including Liquidation Proceeds,
               Insurance Proceeds and REO Revenues) that were received on or in respect of the Mortgage Loans and any REO Properties during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans or the related REO Loans, as the case may be, in each case net of any portion of the particular collection that represents a late collection of principal due on or before the Cut-off Date or for which a P&I Advance was previously made for a prior Distribution Date; and

                    (e) the principal portion of all P&I Advances made in
               respect of the Mortgage Loans and REO Loans for such Distribution Date.

                  "Principal Prepayment": Any payment of principal made by the Borrower on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Proposed Plan": As defined in Section 3.17(a).

                  "Prospectus Supplement": That certain prospectus supplement dated August 5, 1999, relating to the Registered Certificates, that is a supplement to the Base Prospectus.

                  "PTCE": As defined in Section 5.02(c).

                  "PTE": As defined in Section 5.02(c).

                  "Purchase Price": With respect to any Mortgage Loan, a price equal to the unpaid principal balance of the Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on the Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, and (c) if paid in connection with any repurchase of such Mortgage Loan by Llama or SBRC or any Affiliate of either of them pursuant to
Section 2.03, all accrued and unpaid Advance Interest in respect of related Advances and (without duplication of the amounts described in the immediately preceding clause (b)) all other unreimbursed costs and expenses incurred by the Trust in connection with such repurchase. With respect to any REO Property, a price equal to the unpaid principal balance of the related REO Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, and (c) if paid in connection with any repurchase of such REO Property by Llama or SBRC or any Affiliate of either them pursuant to
Section 2.03, all accrued and unpaid Advance Interest in respect of related Advances and (without duplication of the amounts described in the immediately preceding clause (b)) all other unreimbursed costs and expenses incurred by the Trust in connection with such repurchase. The Purchase Price of any Mortgage Loan or REO Property is intended to include, without limitation, principal and interest previously advanced with respect thereto and not previously reimbursed.

                  "Qualified Appraiser": In connection with the appraisal of any Mortgaged Property or REO Property, an Independent appraiser, who is a member in good standing of the Appraisal Institute, with at least five years of experience in respect of the relevant geographic location and property type.

                  "Qualified Institutional Buyer": A "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

                  "Rated Certificate": Any of the Certificates to which a rating has been assigned by either Rating Agency at the request of the Depositor.

                  "Rated Final Distribution Date": The Distribution Date in May 2032.

                  "Rating Agency": Each of Moody's and Fitch.

                  "Realized Loss": With respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (ii) all accrued but unpaid interest (excluding Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) on such Mortgage Loan or any REO Loan, as the case may be (without taking into account the amounts described in subclause (iv) of this sentence), to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made, plus (iii) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (iv) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made (net of any related Liquidation Expenses paid therefrom).

                  With respect to any Mortgage Loan as to which any portion of the outstanding principal or accrued interest owed thereunder was forgiven in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to
Section 3.20, the amount of such principal or interest (other than any Default Interest or Additional Interest) so forgiven.

                  With respect to any Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to
Section 3.20, the amount of the consequent reduction, if any, in the interest portion of each successive Scheduled P&I Payment due thereon. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Scheduled P&I Payment.

                  "Record Date": With respect to each Class of Certificates, for any Distribution Date, the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs.

                  "Registered Certificates": Collectively, the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates.

                  "Reimbursement Rate": The rate per annum applicable to the accrual of Advance Interest, which rate per annum shall be equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish such "prime rate", then the Trustee, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

                  "Release Date": As defined in Section 3.20(g).

                  "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement (other than the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan and the 500 Third Street Mortgage Loan) and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (exclusive of Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates and further exclusive of payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents, Escrow Payments and Reserve Funds delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan (other than the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan and the 500 Third Street Mortgage Loan) and all payments and proceeds of such REO Property; (iii) such funds or assets as from time to time are deposited in the Distribution Account, the Collection Account, the Interest Reserve Account and the REO Account (if established); and (iv) the Loan REMIC Regular Interests and all payments under and proceeds of such Loan REMIC Regular Interests received after the Closing Date.

                  "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance.

                  "REMIC I Remittance Rate": With respect to any Distribution
Date: (a) in the case of any REMIC I Regular Interest that directly or indirectly corresponds to a Mortgage Loan (or any successor REO Loan) that, as of the Closing Date, provided for the accrual of interest on a 30/360 Basis, a per annum rate equal to the Net Mortgage Rate in effect for such Mortgage Loan as of the Closing Date; and (b) in the case of any REMIC I Regular Interest that directly or indirectly corresponds to a Mortgage Loan (or any successor REO
Loan) that, as of the Closing Date, provided for the accrual of interest on an Actual/360 Basis or an Actual/365 Basis, a per annum rate equal to a fraction (expressed as a percentage), the numerator of which is (subject to adjustment as provided below) the product of twelve (12) times the aggregate amount of interest that would have accrued during the related Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date if such interest were calculated on an Actual/360 Basis or an Actual/365 Basis, as applicable, at the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date, and the denominator of which is the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date; provided that, in the case of a REMIC I Regular Interest that directly or indirectly corresponds to an Interest Reserve Loan, if the subject Distribution Date occurs during February of any year or during January of any year other than a leap year, the amount of the numerator for the fraction described in clause
(b) above shall be reduced by the related Interest Reserve Amount to be deposited in the Interest Reserve Account on such Distribution Date and, if the subject Distribution Date occurs during March of any year, the amount of the numerator for the fraction described in clause (b) above shall be increased by any related Interest Reserve Amounts transferred from the Interest Reserve Account to the Distribution Account for distribution on such Distribution Date in March.

                  "REMIC I Residual Interest": The sole uncertificated "residual interest" within the meaning of Section 860G(a)(2) of the Code, in REMIC I issued pursuant to this Agreement.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the 13 separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate": With respect to each REMIC II Regular Interest, for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate": Any Certificate, other than a Class R-I or Class R-II Certificate.

                  "REMIC III Regular Certificate": Any REMIC III Certificate, other than a Class R-III Certificate.

                  "REMIC Pool": Any of REMIC I, REMIC II, REMIC III, the Park View Plaza REMIC, the 625 Polk Street REMIC, the Fourth Avenue Marketplace REMIC, the GTE Plaza Shopping Center REMIC, the Holmead Apartments REMIC, the Parker Paints (Andresen Plaza) REMIC and the 500 Third Street REMIC.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Sub-Account": A sub-account of the Distribution Account established pursuant to Section 3.04(b), which sub-account shall constitute an asset of the Trust Fund and REMIC I (or any Loan REMIC), but not an asset of either Grantor Trust Pool.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": A segregated custodial account or accounts created and maintained by the Special Servicer pursuant to Section 3.16(b) on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "BNY Asset Solutions LLC [or the name of any successor Special Servicer], as Special Servicer, in trust for registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1".

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

                  "REO Disposition": The sale or other disposition of the REO Property pursuant to Section 3.18(d).

                  "REO Extension": As defined in Section 3.16(a).

                  "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to the REO Property acquired in respect of any Mortgage Loan. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed P&I Payment and otherwise to have the same terms and conditions as the predecessor Mortgage Loan. Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of the predecessor Mortgage Loan as of the date of the related REO Acquisition. In addition, all Scheduled P&I Payments (other than any Balloon Payment, except to the extent it constitutes part of any related Assumed P&I Payments), Assumed P&I Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. All amounts payable or reimbursable to the Master Servicer, the Special Servicer and/or the Trustee in respect of the related Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Advances, together with any Advance Interest accrued and payable to the Master Servicer, the Special Servicer and/or the Trustee in respect of such Advances, shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer and/or the Trustee, as the case may be, in respect of an REO Loan.

                  "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trust for the benefit of the Certificateholders pursuant to Section 3.09 through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Status Report": A report or reports substantially in the form of Exhibit G-4 attached hereto setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the Acquisition Date of such REO Property, (ii) the amount of REO Revenues collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the Collection Period ending on such Determination Date and (iii) the value of such REO Property based on the most recent Appraisal or other valuation thereof available to the Master Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

                  "REO Tax": As defined in Section 3.17(a).

                  "Representing Party": As defined in Section 2.05(c).

                  "Request for Release": A request for release signed by a Servicing Officer of, as applicable, the Master Servicer or Special Servicer in the form of Exhibit E attached hereto.

                  "Required Appraisal Loan": As defined in Section 3.19(b).

                  "Required Claims-Paying Ratings": With respect to any insurance carrier, a claims-paying ability (or equivalent) rating of "A2" or better from Moody's and a claims-paying ability (or equivalent) rating of "A" or better from Fitch (or, if not rated by Fitch, A-IX from A.M. Best Company); unless, in the case of either Rating Agency, such Rating Agency has confirmed in writing that an insurance company with lower or fewer claims-paying ability ratings shall not result, in and of itself, in a downgrading or withdrawal of the then current rating assigned by such Rating Agency to any Class of Certificates.

                  "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(d).

                  "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing reserves for principal and interest payments, repairs, replacements, capital improvements (including, without limitation, tenant improvements and leasing commissions), and/or environmental testing and remediation with respect to the related Mortgaged Property.

                  "Residual Certificate": Any Class R-I, Class R-II or Class R-III Certificate.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Capital Markets Fiduciary Services (CMBS) Department of the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject. When used with respect to any Certificate Registrar (other than the Trustee), any officer or assistant officer thereof.

                  "Responsible Party": With respect to any Document Defect or alleged Document Defect or any breach or alleged breach of a representation or warranty set forth in Section 2.05(c), either: (i) Llama, if such Document Defect or alleged Document Defect relates to a Llama Mortgage Loan or if such breach or alleged breach is of a representation or warranty as to which Llama is the Representing Party; or (ii) SBRC, if such Document Defect or alleged Document Defect relates to a SBRC Mortgage Loan or if such breach or alleged breach is of a representation or warranty as to which SBRC is the Representing Party.

                  "SBRC": Salomon Brothers Realty Corp., or its successor in interest.

                  "SBRC Mortgage Loan": Any of the Mortgage Loans which are the subject of the SBRC Mortgage Loan Purchase Agreement and as to which "SBRC" is identified on the Mortgage Loan Schedule under the heading "Loan Contributor".

                  "SBRC Mortgage Loan Purchase Agreement": That certain mortgage loan purchase agreement dated August 5, 1999, between SBRC and the Depositor.

                  "Scheduled P&I Payment": With respect to any Mortgage Loan, for any Due Date as of which such Mortgage Loan is outstanding, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including, without limitation, a Balloon Payment, that is (in the absence of default) actually payable by the related Borrower from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to
Section 3.20) and applicable law; provided that the Scheduled P&I Payment due in respect of any ARD Loan after its Anticipated Repayment Date shall not include Additional Interest.

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Security Agreement": With respect to any Mortgage Loan, any security agreement, chattel mortgage or similar document or instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

                  "Senior Certificate": Any Class A-1, Class A-2 or Class X Certificate.

                  "Senior Principal Distribution Cross-Over Date": The first Distribution Date as of which the aggregate of the Class Principal Balances of the Class A-1 and Class A-2 Certificates outstanding immediately prior to such Distribution Date equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Principal Distribution Amount for such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distributions of all Distributable Certificate Interest to be made on the Senior Certificates on such Distribution Date have been so made.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred or to be incurred, as the context requires, by the Master Servicer or the Special Servicer (or, if applicable, the Trustee) in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including, but not limited to, the cost of
(a) compliance with the obligations of the Master Servicer and/or the Special Servicer set forth in Sections 3.03(c) and 3.09, (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan or REO Property, (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, and (e) the operation, management, maintenance and liquidation of any REO Property; provided that notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or costs incurred by either such party in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement. All Emergency Advances made by the Special Servicer hereunder shall be considered "Servicing Advances" for the purposes hereof.

                  "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing File": Any documents (other than documents required to be part of the related Mortgage File), including, without limitation, the related environmental site assessment report(s) referred to in Section 2.05(c)(xiv), in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan.

                  "Servicing Officer": Any officer or authorized signatory of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of such officers and authorized signatories furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time thereafter.

                  "Servicing Return Date": With respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

                  "Servicing Standard": With respect to each of the Master Servicer and the Special Servicer, to service and administer the Mortgage Loans and any REO Properties for which such Person is responsible hereunder: (i) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (ii) with a view to the timely collection of all scheduled payments of principal and interest due under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate); and (iii) without regard to (A) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Borrower, (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof, (C) the Master Servicer's obligation to make Advances, (D) the Special Servicer's obligation to make (or to direct the Master Servicer to make) Servicing Advances and (E) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction.

                  "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (h) of the definition of "Specially Serviced Mortgage Loan".

                  "Single Certificate": For purposes of Section 4.02(a), a hypothetical Certificate of any Class of REMIC III Regular Certificates evidencing a $1,000 denomination or, in the case of a Class X Certificate, a 100% Percentage Interest in the related Class.

                  "Sole Certificateholder": Any Holder of 100% of the Certificates.

                  "Special Servicer": BNY Asset Solutions LLC, in its capacity as special servicer, its successor in interest or any successor special servicer appointed as herein provided.

                  "Special Servicer Loan Status Report": A report or reports setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the aggregate unpaid principal balance of all Specially Serviced Mortgage Loans and (ii) a loan-by-loan listing of all Specially Serviced Mortgage Loans indicating their status and the date and reason for transfer to the Special Servicer, substantially in the form of Exhibit G-5 attached hereto.

                  "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

                  "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

                  "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

            (a) the failure of the related Borrower to make when due any Balloon Payment, which failure continues, or the Master Servicer determines in its good faith and reasonable judgment will continue, unremedied for thirty (30) days;

            (b) the failure of the related Borrower to make when due any Scheduled P&I Payment (other than a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage, which failure continues, or the Master Servicer determines in its good faith and reasonable judgment will continue, unremedied for sixty (60) days;

            (c) the determination by the Master Servicer in its good faith and reasonable judgment that a default in the making of a Scheduled P&I Payment (including a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage is likely to occur within thirty (30) days and either (i) such default is likely to remain unremedied for at least sixty (60) days or, in the case of a Balloon Payment, for at least thirty (30) days, or (ii) the related Borrower has requested a material modification of the related Mortgage Loan (other than a waiver of a "due-on-sale" clause or the extension of the related maturity date) which is otherwise permitted pursuant to this Agreement;

            (d) any default under the related loan documents, other than a payment default, that may, in the Master Servicer's good faith and reasonable judgment, materially impair the value of the related Mortgaged Property as security for the Mortgage Loan or otherwise materially and adversely affect the interests of Certificateholders, which default continues unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, thirty (30) days);

            (e) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;

            (f) the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets, and liabilities or similar proceedings of or relating to such Borrower or of or relating to all or substantially all of its property;

            (g) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

            (h) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property or Properties;

provided that, a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred with respect to such Mortgage Loan, when the related Mortgaged Property has become an REO Property, or at such time as such of the following as are applicable occur with respect to the circumstances identified above that caused the Mortgage Loan to be characterized as a Specially Serviced Mortgage Loan (and provided that no other Servicing Transfer Event then exists):

            (w)   with respect to the circumstances described in clauses (a) and
                  (b) above, when the related Borrower has made three consecutive full and timely Scheduled P&I Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20);

            (x)   with respect to the circumstances described in clauses (c),
                  (e), (f) and (g) above, when such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

            (y) with respect to the circumstances described in clause (d) above, when such default is cured; and

            (z) with respect to the circumstances described in clause (h) above, when such proceedings are terminated.

                  "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c). With respect to each Loan REMIC, the day designated as such in the related Loan REMIC Declaration.

                  "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date on which the last payment of principal is due and payable under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special

Servicer pursuant to Section 3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

                  "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), a principal amount initially equal to the Cut-off Date Balance of such Mortgage Loan, that is permanently reduced on each Distribution Date (to not less than zero) by (i) that portion, if any, of the Principal Distribution Amount for such Distribution Date that is attributable to such Mortgage Loan (or such successor REO Loan), and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or such successor REO Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

                  "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                  "Sub-Servicer Termination Compensation": As defined in Section 3.22(d).

                  "Sub-Servicer Termination Fee": As defined in Section 3.22(d).

                  "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

                  "Tax Administrator": Any tax administrator appointed pursuant to Section 10.03 (or, in the absence of any such appointment, the Trustee).

                  "Tax Matters Person": With respect to each REMIC Pool, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which shall be, for each REMIC Pool, the Holder of Certificates evidencing the largest Percentage Interest in the related Class of Residual Certificates.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC Pool due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal law or Applicable State Law.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate or Loan REMIC Residual Interest.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trust": The common law trust created hereby.

                  "Trust Fund": Collectively, all of the assets of each REMIC Pool and each Grantor Trust Pool.

                  "Trustee": The Chase Manhattan Bank or its successor in interest, in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.

                  "Trustee Fee": The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an aggregate amount equal to one month's interest at the Trustee Fee Rate in respect of each Mortgage Loan and REO Loan, calculated on the same Interest Accrual Basis as is applicable to the accrual of interest on such Mortgage Loan and accrued during the related Interest Accrual Period on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding immediately prior to such Distribution Date.

                  "Trustee Fee Rate": A rate of 0.003% per annum.

                  "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

                  "UCC-1", "UCC-2" and "UCC-3": UCC financing statements on Form UCC-1, Form UCC-2 and Form UCC-3, respectively.

                  "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date; and, with respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest (calculated on a 30/360 Basis) at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. The Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or REMIC II Regular Interest for any Distribution Date shall be deemed to have accrued during the related Interest Accrual Period.

                  "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date that is attributable to the Mortgage Loan that corresponds to such REMIC I Regular Interest; and, with respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date allocated to such REMIC II Regular Interest as provided below. The portion, if any, of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to any Class of Principal Balance Certificates in accordance with the definition of "Distributable Certificate Interest" shall be deemed to have first been allocated to the Corresponding REMIC II Regular Interest. In addition, the portion, if any, of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to the Class X Certificates in accordance with the definition of "Distributable Certificate Interest" shall be deemed to have first been allocated to all the REMIC II Regular Interests up to an amount equal to, and on a pro rata basis in accordance with, the Class X Portion of the Uncertificated Accrued Certificate Interest in respect of each such REMIC II Regular Interest for such Distribution Date.

                  "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan, and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount specified as its initial Uncertificated Principal Balance in the Preliminary Statement hereto. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.05(a) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.05(d). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.05(e) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.05(g).

                  "Underwriters": Collectively, Salomon Smith Barney Inc., or its successor in interest, and Banc of America Securities LLC, or its successor in interest.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

                  "Unrestricted Servicer Reports": Each of the Delinquent Loan Status Report, the Historical Loan Modification Report, the Historical Loss Estimate Report, the REO Status Report and the CSSA Reports.

                  "USPAP": The Uniform Standards of Professional Appraisal Practices.

                  "Voting Rights": The voting rights evidenced by the Certificates. At all times during the term of this Agreement, 97.0% of the Voting Rights shall be allocated among the Holders of the various outstanding Classes of Principal Balance Certificates in proportion to the respective Net Class Principal Balances of their Certificates, 2.0% of the Voting Rights shall be allocated to the Holders of the Class X Certificates, and 1/3 of 1.0% of the Voting Rights shall be allocated to the Holders of each Class of Residual Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

                  "Watchlist": For any Determination Date, a report (substantially in the form of Exhibit G-8) of all Mortgage Loans that constitute one of the following types of Mortgage Loans as of such Determination Date: (i) a Mortgage Loan that has a then-current Debt Service Coverage Ratio that is less than 1.10x; (ii) a Mortgage Loan as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates a problem that the Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property; (iii) a Mortgage Loan as to which the Master Servicer has actual knowledge of material damage or waste at the related Mortgaged Property; (iv) a Mortgage Loan as to which it has come to the Master Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason thereof) that any tenant occupying 25% or more of the space in the related Mortgaged Property (A) has vacated such space (without being replaced by a comparable tenant and lease) or (B) has declared bankruptcy; (v) a Mortgage Loan that is at least thirty (30) days delinquent in payment; and (vi) a Mortgage Loan that is within sixty (60) days of maturity. No later than one Business Day after each Determination Date, the Special Servicer shall provide the Master Servicer with all information in its possession regarding the Specially Serviced Mortgage Loans relevant to the preparation of the Watchlist.

                  "Weighted Average Adjusted REMIC II Remittance Rate": With respect to any Distribution Date, the weighted average of the respective Adjusted REMIC II Remittance Rates applicable to the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC I Remittance Rate": With respect to any Distribution Date, the weighted average of the respective REMIC I Remittance Rates applicable to the REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC II Remittance Rate": With respect to any Distribution Date, the weighted average of the respective REMIC II Remittance Rates applicable to the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

                  "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.0%.

                  "Year 2000 Ready": With respect to any Person, all computers, hardware, imbedded microchips, software and material date-affected technology used in such Person's business operations are able to correctly and effectively store, process and otherwise deal with date data from, into, between and otherwise concerning the 20th and 21st centuries, and otherwise continue to function properly and unimpaired with respect to all calendar dates falling on or after January 1, 2000.

                  SECTION 1.02. Certain Calculations in Respect of the Mortgage Pool.

                  (a) All amounts collected in respect of any Group of Cross-Collateralized Mortgage Loans in the form of payments from Borrowers, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among such Mortgage Loans in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each of the Mortgage Loans constituting such Group. All amounts collected in respect of or allocable to any particular individual Mortgage Loan (whether or not such Mortgage Loan is a Cross-Collateralized Mortgage Loan) in the form of payments from Borrowers, Liquidation Proceeds or Insurance Proceeds shall be applied for purposes of this Agreement (including, without limitation, for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) in accordance with the express terms of the related Mortgage Loan documents or, in the absence of any such express terms or if and to the extent that such terms authorize the lender to use its discretion, as follows: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) at the related Mortgage Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or, in the case of a full Scheduled P&I Payment from any Borrower, the related Due Date; third, as a recovery of principal of such Mortgage Loan then due and owing, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such

Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal and, in the case of an ARD Loan after its Anticipated Repayment Date, accrued and unpaid Additional Interest; tenth, as an early recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such ARD Loan, to but not including the date of receipt. The Master Servicer shall, to the fullest extent permitted by applicable law and the related Mortgage Loan documents, apply all payments on and proceeds of each Mortgage Loan to amounts actually due and owing from the related Borrower in a manner consistent with the foregoing and shall maintain accurate records of how all such payments and proceeds are actually applied and are applied for purposes of this Agreement.

                  (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied for purposes of this Agreement (including, without limitation for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) as follows: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest (excluding, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, Additional Interest) on the related REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; third, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; fourth, as a recovery of any Prepayment Premium then due and owing under such REO Loan; fifth, as a recovery of any other amounts (including, without limitation, Default Charges, but excluding, in the case of an ARD Loan after its Anticipated Repayment Date, accrued and unpaid Additional Interest) deemed to be due and owing in respect of the related REO Loan; and, sixth, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such REO Loan to but not including the date of receipt.

                  (c) For the purposes of calculating distributions on, as well as allocations of Realized Losses and Additional Trust Fund Expenses to, the Certificates pursuant to this Agreement, Additional Interest on an ARD Loan or a successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan or successor REO Loan. To the extent any Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

                  (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related REO Loan, as the case may be, that constitute additional servicing compensation payable to the Master Servicer and/or Special Servicer pursuant to Section 3.11, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and such of those fees and charges as are payable to the Special Servicer, on the other, pro rata in accordance with their respective entitlements.

                  (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer and reflected in the reports to be delivered thereby pursuant to Section 4.02(b).


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



                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES


                  SECTION 2.01.   Conveyance of Mortgage Loans.

                  (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement. The Chase Manhattan Bank is hereby appointed, and does hereby agree to act, as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

                  (b) Each of the Depositor and, at the direction of the Depositor given pursuant to the Mortgage Loan Purchase Agreements, the Mortgage Loan Sellers, concurrently with their execution and delivery hereof, does hereby assign, transfer, sell and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor and the Mortgage Loan Sellers, respectively, in, to and under the Mortgage Loans identified on the Mortgage Loan Schedule and all other assets included or to be included in REMIC I. Such assignment includes (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (other than payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Distribution Account, the Collection Account, the Interest Reserve Account and the REO Account (if established); and (iv) the Loan REMIC Interests and the Loan REMIC Declarations. This conveyance is subject to, in the case of each of the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan and the 500 Third Street Mortgage Loan, the related Loan REMIC Declaration.

                  It is intended that the conveyance of the Mortgage Loans (and, in the case of the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan and the 500 Third Street Mortgage Loan, the related Loan REMIC Regular Interests) and the related rights and property by the Depositor and the Mortgage Loan Sellers to the Trustee, as provided in this section be, and be construed as, an absolute transfer of the Mortgage Loans by the Depositor and the Mortgage Loan Sellers to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor or the Mortgage Loan Sellers to the Trustee to secure a debt or other obligation of the Depositor or the Mortgage Loan Sellers, as the case may be. However, in the event that the Mortgage Loans (or any sub-group thereof) are held to be property of the Depositor or either of the Mortgage Loan Sellers, or if for any


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



reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this section shall be deemed to be a grant by the Depositor and the Mortgage Loan Sellers to the Trustee, for the benefit of the Certificateholders, of a security interest in all of their respective right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Collection Account, the Distribution Account, the Interest Reserve Account or the REO Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Trustee or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor, the Mortgage Loan Sellers and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. At the Depositor's direction, the Trustee shall execute, deliver and (at its expense) file, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect and maintain the Trustee's security interest in or lien on the Trust Fund, including without limitation (A) continuation statements and (B) such other statements as may be occasioned by any transfer of any interest of the Trustee, the Master Servicer, the Special Servicer or the Depositor in the Trust Fund. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

                  (c) In connection with each Mortgage Loan Seller's assignment pursuant to subsection (b) above, (i) Llama shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby on or before the Closing Date, with a copy to the Master Servicer within a reasonable period (but in no event more than thirty (30) days) following the Closing Date, the Mortgage File for each Llama Mortgage Loan; provided that a copy of the Mortgage Note, the Mortgage and any environmental insurance policy for each Llama Mortgage Loan shall be delivered to the Master Servicer on or before the Closing Date and, until the date that the complete copy of the Mortgage File for any Llama Mortgage Loan has been delivered to the Master Servicer, Llama will provide the Master Servicer with copies of such other documents to be included in that Mortgage File that the Master Servicer may reasonably request, and (ii) SBRC


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



shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, with a copy to the Master Servicer within a reasonable period (but in no event more than thirty (30) days) following the Closing Date, the Mortgage File for each SBRC Mortgage Loan; provided that a copy of the Mortgage Note, the Mortgage and any environmental insurance policy for each SBRC Mortgage Loan shall be delivered to the Master Servicer on or before the Closing Date and, until the date that the complete copy of the Mortgage File for any SBRC Mortgage Loan has been delivered to the Master Servicer, SBRC will provide the Master Servicer with copies of such other documents to be included in that Mortgage File that the Master Servicer may reasonably request. If either Mortgage Loan Seller is unable to deliver or cause the delivery of any original Mortgage Note required to be delivered hereby, such party may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(c). If either Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of the definition of "Mortgage File" required to be delivered hereby, with evidence of recording or filing (as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, the delivery requirements of this Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the related Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the related Mortgage Loan Seller has provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified in writing to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If either Mortgage Loan Seller cannot or does not so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and (xi)(B) of the definition of "Mortgage File" required to be delivered hereby, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of this Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the related Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the related Mortgage Loan Seller has


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



provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified in writing to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If either Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any of its Mortgage Loans, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of the definition of "Mortgage File" required to be delivered hereby, solely because such policy has not yet been issued, the delivery requirements of this Section 2.01(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the related Mortgage Loan Seller shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, the related Mortgage Loan Seller shall make reasonable efforts to have the related lender's title insurance policy issued as promptly as reasonably practicable, and the related Mortgage Loan Seller shall deliver to the Trustee or such Custodian, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any Group of related Cross-Collateralized Mortgage Loans only one original of any document referred to in the definition of "Mortgage File" covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. None of the Trustee, any Custodian, the Depositor, the Master Servicer or the Special Servicer shall in any way be liable for any failure by either Mortgage Loan Seller to comply with the delivery requirements of this Section 2.01(c).

                  If any of the endorsements referred to in clause (i) of the definition of "Mortgage File", any of the assignments of Mortgage referred to in clause (iii) of the definition of "Mortgage File", any of the assignments of Assignment of Leases referred to in clause (v) of the definition of "Mortgage File", or any of the assignments of Security Agreement referred to in clause
(vii) of the definition of "Mortgage File" are delivered to the Trustee in blank, the Trustee shall complete (or cause any Custodian to complete) the related endorsement or assignment in the name of the Trustee (in such capacity), and the Trustee shall be entitled to charge the related Mortgage Loan Seller for any reasonable expense incurred by it in so doing.

                  Also in connection with the Depositor's assignment pursuant to
Section 2.01(b) above, the Depositor shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the originals or copies of the Loan REMIC Declarations. In addition, the Depositor shall deliver or cause to be delivered to the Trustee, the Master Servicer and the Special Servicer, in electronic format, the CSSA Standard Reporting Set-Up Layout with respect to the Mortgage Pool.

                  (d) To the extent not previously delivered for recording by the related Mortgage Loan Seller, the Trustee shall, at the expense of the related Mortgage Loan Seller, as to each Mortgage Loan, promptly (and in any event within 45 days of the Closing Date or the date received by it, whichever is later) submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses
(iii) and (v) of the definition of "Mortgage File", and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of the definition of "Mortgage File", that is delivered to it. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. At such time as such assignments, UCC-2s and UCC-3s have been returned to the Trustee, the Trustee shall promptly forward a copy of each thereof to the Master Servicer and the Special Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Llama, in the case of a Llama Mortgage Loan, and SBRC, in the case of a SBRC Mortgage Loan, shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall promptly thereafter deliver the substitute or corrected document to the Trustee. The Trustee shall thereupon submit the substitute or corrected document, or cause such to be submitted, for recording or filing, as appropriate, at the expense of the related Mortgage Loan Seller.

                  (e) All documents and records in the possession of or under the control of either Mortgage Loan Seller and relating to its Mortgage Loans that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with all Escrow Payments and Reserve Funds in the possession or under the control of either Mortgage Loan Seller with respect to its Mortgage Loans, shall be delivered or caused to be delivered by such Mortgage Loan Seller to the Master Servicer (with copies of such documents to the Special Servicer) on or before the Closing Date. All such documents and funds shall be retained by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

                  (f) Llama shall, as to each Llama Mortgage Loan that is secured (in whole or in part) by the interest of the related Borrower under a Ground Lease, and SBRC shall, as to each SBRC Mortgage Loan that is secured (in whole or in part) by the interest of the related Borrower under a Ground Lease, in each case at its own expense, promptly (and in any event within forty-five
(45) days of the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer on behalf of the Trustee.

                  SECTION 2.02. Acceptance of REMIC I by Trustee.

                  (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to
(i) any exceptions noted on the Schedule of Exceptions to Mortgage File Delivery attached hereto as Schedule III, (ii) the provisions of Section 2.01 and (iii) the further review provided for in this Section 2.02, of, with respect to each Mortgage Loan, an original Mortgage Note endorsed to the Trustee (in such capacity), an original or a copy of the Mortgage (with evidence of recording thereon), and an original assignment of such Mortgage executed in favor of the Trustee (in such capacity) and of all other assets included in REMIC I which have been delivered to the Trustee, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold the documents delivered or caused to be delivered by Mortgage Loan Sellers in respect of the Mortgage Loans, and that it holds and will hold such other assets included in REMIC I, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  (b) Within forty-five (45) days of the Closing Date (or, in the case of any Mortgage Loan as to which a Servicing Transfer Event has occurred during such 45-day period of which event the Trustee has notice, within the shorter of forty-five (45) days of the Closing Date and five (5) Business Days of the Trustee's receiving such notice), the Trustee or a Custodian on its behalf shall review each of the documents delivered or caused to be delivered by the Mortgage Loan Sellers with respect to each Mortgage Loan pursuant to Section 2.01(c); and, promptly following such review, the Trustee shall, subject to
Section 2.02(d), certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses (i) through (iii), (ix) and, if the Mortgage Loan Schedule specifies that the related Borrower has a leasehold interest in the related Mortgaged Property,
(xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

                  (c) The Trustee or a Custodian on its behalf shall review each of the documents relating to the Mortgage Loans received thereby subsequent to the Closing Date; and on or about every 90 days until the earlier of (i) the second anniversary of the Closing Date and (ii) the date on which all exceptions are addressed, the Trustee shall, subject to Section 2.02(d), certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or otherwise liquidated), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses (i), (ii), (ix) and, if the Mortgage Loan Schedule specifies that the related Borrower has a leasehold interest in the related Mortgaged Property, (xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c),
(ii) it or a Custodian on its behalf has received either the original or copy of each of the assignments specified in clauses (iii) and (v) of the definition of "Mortgage File" that were delivered by the related Mortgage Loan Seller, with evidence of recording thereon, (iii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iv) based on the examinations referred to in subsection (b) above and this subsection (c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule", is correct.

                  (d) It is herein acknowledged that, notwithstanding any other provision hereof, neither the Trustee nor any Custodian is under any duty or obligation (i) to determine whether any of the documents specified in clauses
(iv) through (viii), (x) through (xii) and (xiv) through (xvi) of the definition of "Mortgage File" exist (except to the extent that the Trustee certifies as to its possession of any such document) or are required to be delivered by the related Mortgage Loan Seller


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



in respect of any Mortgage Loan or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are genuine, enforceable, in recordable form or appropriate for the represented purpose, or that they are other than what they purport to be on their face.

                  In performing the reviews contemplated by subsections (a), (b) and (c) above, the Trustee may conclusively rely on the related Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited to the matters specifically set forth in subsections (a), (b) and (c) above.

                  (e) If, in the process of reviewing the documents delivered or caused to be delivered by the Mortgage Loan Sellers pursuant to Section 2.01(c), the Trustee or any Custodian discovers that any document required to have been delivered pursuant to Section 2.01(c) has not been so delivered (including, without limitation, any missing documents properly identified on the exception reports referred to in subsections (a), (b) and (c) above), or discovers that any of the documents that were delivered has not been properly executed, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or is defective on its face (each, including, without limitation, that a document is missing, a "Document Defect"), or if, at any other time, the Trustee or any other party hereto discovers a Document Defect in respect of any Mortgage Loan, the party discovering such Document Defect shall promptly so notify each of the other parties hereto. If and when such party is notified of or discovers any error in the Mortgage Loan Schedule, Llama, if a Llama Mortgage Loan is affected, or SBRC, if a SBRC Mortgage Loan is affected, shall promptly correct such error and distribute a new, corrected Mortgage Loan Schedule to each of the other parties hereto; provided that the exception reports contemplated by subsections (a), (b) and (c) above shall, upon delivery, constitute notice to the recipient with respect to any missing documents properly identified thereon. Such new, corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule.

                  SECTION 2.03. Mortgage Loan Sellers' Repurchase of Mortgage Loans for Document Defects and Certain Breaches of Representations and Warranties.

                  (a) Within ninety (90) days of the earlier of discovery or receipt of notice by the Responsible Party, of a Document Defect in respect of any Mortgage Loan or a breach of any representation or warranty set forth in
Section 2.05(c) in respect of any Mortgage Loan, which Document Defect or breach, as the case may be, materially and adversely affects the value of such Mortgage Loan or the interests of the Certificateholders therein, the Responsible Party shall cure such Document Defect or breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan at the applicable Purchase Price by deposit of such Purchase Price into the Collection Account and delivery to the Trustee of a written certification that such deposit has been made; provided that, if the Responsible Party certifies to the Trustee that (i) such Document Defect or breach is not reasonably susceptible of correction or cure within such 90-day period and is susceptible of correction or cure within an additional 90-day period, (ii) such Document Defect or breach does not cause the related Mortgage Loan or Loan REMIC Regular Interest to fail to be a "qualified


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



mortgage" within the meaning of Section 860G of the Code, and (iii) the Responsible Party is diligently prosecuting the correction of such Document Defect or breach, then such Responsible Party shall have an additional period of ninety (90) days within which to correct or cure such Document Defect or breach, or, if ultimately unable to do so, to effect such repurchase. Notwithstanding the immediately preceding sentence, within ninety (90) days of the earlier of discovery or receipt of notice by any party hereto that there is a breach of the representation and warranty set forth in Section 2.05(c)(xxxi) (i.e., that any Mortgage Loan did not, as of the Closing Date, constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code), the Responsible Party shall repurchase such Mortgage Loan at the applicable Purchase Price by deposit of such Purchase Price into the Collection Account and delivery to the Trustee of a written certification that such deposit has been made.

                  If either Mortgage Loan Seller discovers or is notified that there exists a breach of any representation or warranty made by it pursuant to
Section 2.05(c) with respect to any of its Mortgage Loans, but such breach does not materially and adversely affect the value of such Mortgage Loan or the interests of the Certificateholders therein, such Mortgage Loan Seller will use reasonable efforts to promptly cure such breach (but will not be obligated to repurchase such Mortgage Loan).

                  (b) In connection with any repurchase of a Mortgage Loan pursuant to this Section 2.03, the Trustee, the Master Servicer and the Special Servicer shall each tender or cause to be tendered to the Responsible Party, upon delivery to each of the Trustee, the Master Servicer and the Special Servicer of a receipt executed by the Responsible Party, all portions of the Mortgage File and other documents and all Escrow Payments and Reserve Funds pertaining to such Mortgage Loan possessed by it (or any Custodian or Sub-Servicer on its behalf), and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to or at the direction of the Responsible Party, in the same manner. The form, sufficiency and expense of all such instruments and certificates shall be the responsibility of the Responsible Party.

                  (c) This Section 2.03 provides the sole remedies available to the Certificateholders, or to the Trustee on behalf of the Certificateholders, respecting any Document Defect or any breach of any representation or warranty set forth in Section 2.05(c) hereof. If the Responsible Party defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 2.03(a) hereof, or disputes its obligation to repurchase any Mortgage Loan in accordance with any such provision, the Trustee shall promptly notify the Certificateholders and, subject to Sections 8.01 and 8.02 and its right to reimbursement pursuant to Section 8.05(b), shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. If it is judicially determined or subsequently agreed that the Responsible Party is required to repurchase such Mortgage Loan under Section 2.03(a) hereof, the Responsible Party shall reimburse the Trustee, the Master Servicer and the Special Servicer for all reasonable costs and expenses incurred by such parties in connection with such enforcement, and otherwise the Trustee's right of reimbursement shall be limited to amounts on deposit in the Distribution Account from time to time in accordance with Section 8.05(b) and to such other sources of security and indemnity as shall have been offered to the Trustee by the Certificateholders.

                  (d) In connection with any repurchase of the Park View Plaza Mortgage Loan, the 625 Polk Street Mortgage Loan, the Fourth Avenue Marketplace Mortgage Loan, the GTE Plaza Shopping Center Mortgage Loan, the Holmead Apartments Mortgage Loan, the Parker Paints (Andresen Plaza) Mortgage Loan or the 500 Third Street Mortgage Loan pursuant to or as contemplated by this
Section 2.03, the Trustee shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

                  SECTION 2.04. Representations and Warranties of the Depositor.

                  (a) The Depositor hereby represents and warrants to each of the other parties to this Agreement and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                  (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (b) Upon discovery by any of the parties hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  SECTION 2.05. Representations and Warranties of the Mortgage Loan Sellers.

                  (a) Llama hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) Llama is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                  (ii) The execution and delivery of this Agreement by Llama, and the performance and compliance with the terms of this Agreement by Llama, will not violate Llama's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) Llama has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of Llama, enforceable against Llama in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) Llama is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Llama's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Llama to perform its obligations under this Agreement or the financial condition of Llama.

                  (vi) No litigation is pending or, to the best of Llama's knowledge, threatened against Llama which would prohibit Llama from entering into this Agreement or, in Llama's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Llama to perform its obligations under this Agreement or the financial condition of Llama.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Llama of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (b) SBRC hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) SBRC is a corporation organized, validly existing and in good standing under the laws of the State of New York.

                  (ii) The execution and delivery of this Agreement by SBRC, and the performance and compliance with the terms of this Agreement by SBRC, will not violate SBRC's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) SBRC has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of SBRC, enforceable against SBRC in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) SBRC is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in SBRC's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of SBRC to perform its obligations under this Agreement or the financial condition of SBRC.

                  (vi) No litigation is pending or, to the best of SBRC's knowledge, threatened against SBRC which would prohibit SBRC from entering into this Agreement or, in SBRC's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of SBRC to perform its obligations under this Agreement or the financial condition of SBRC.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by SBRC of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

                  (c) Llama hereby represents and warrants (and, accordingly, is the "Representing Party" in respect of each such representation and warranty so made) solely with respect to each Llama Mortgage Loan, and SBRC hereby represents and warrants (and, accordingly, is the "Representing Party" in respect of each such representation and warranty so made) solely with respect to each SBRC Mortgage Loan, in each case to the other parties hereto and for the benefit of the Certificateholders, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, that:

                         (i) Immediately prior to the transfer thereof by the Representing Party to the Trustee, the Representing Party had good title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, charges, encumbrances or any other ownership or participation interests on, in or to such Mortgage Loan (other than, in certain cases, either (A) the right of the Master Servicer or a Sub-Servicer to master service or primary service such Mortgage Loan or (B) the lien of a warehouse lender on such Mortgage Loan which lien will be released contemporaneously with the transfer). Upon completion of the conveyance contemplated hereby, the Representing Party will have validly and effectively conveyed to the Trustee all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest created by or through the Representing Party.

                        (ii) The Representing Party had full right and authority to sell, assign and transfer such Mortgage Loan to the Trustee; and each Mortgage Loan is properly endorsed to the Trustee and such endorsement is genuine.

                       (iii) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct, and met the requirements of this Agreement, in all material respects as of the Cut-off Date.

                        (iv) Such Mortgage Loan was not, as of the Cut-off Date or at any time during the twelve-month period prior thereto, more than thirty (30) days delinquent in respect of any Scheduled P&I Payment required thereunder, without giving effect to any applicable grace period.

                         (v) Each Mortgage securing such Mortgage Loan constitutes a legal, valid and, subject to the exceptions in paragraph
         (c)(xii) below, enforceable first lien upon the Borrower's interest in the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and other matters to which like properties are commonly subject, which do not materially and adversely affect the current use of the Mortgaged Property, the security interest of the lender or the value of the Mortgaged Property, (C) the rights of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (D) in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers LC 2729, LC 3013, 321 and 6601618, tenants' rights of first refusal to purchase all or a material portion of the related Mortgaged Property, (E) in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as loan number 261, the obligation of the mortgagee to subordinate its lien on a portion of related Mortgaged Property to the lien of a construction loan to cover the costs of expansion by an anchor tenant, so long as the related Borrower and/or key principals post a letter of credit in an amount equal to 125% of the principal balance of the construction loan, (F) in the case of the Mortgage Loan identified on the Mortgage Loan Schedule as loan number LC 2806, a third party's option rights to purchase a portion of the related Mortgaged Property, which portion does not materially and adversely affect the use, operation or value of the related Mortgaged Property, (G) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan, and (H) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B), (C), (D), (E), (F), (G) and (H), collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage(s), or materially and adversely affect the current use or value of the related Mortgaged Property or the current ability of such Mortgaged Property to generate Net Cash Flow sufficient to service the Mortgage Loan. In addition, if the option referred to in clause (F) of the second preceding sentence is exercised, then the accompanying partial release of the Mortgaged Property would not result in any non-de minimis change in the loan-to-value ratio of the Mortgage Loan. Except as contemplated by clause (E) of this paragraph (c)(v), none of the Permitted Encumbrances are senior mortgage liens. If the related Mortgaged Property is operated as a healthcare facility or a hospitality property, a UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property of the related Borrower granted under such Mortgage and/or any related security agreement, chattel mortgage or equivalent document related to and delivered in connection with such Mortgage Loan, and such document or documents establish and create a valid and, subject to the exceptions in paragraph (c)(xii) below, enforceable first lien and first priority security interest in the property of the related Borrower described therein, subject to any purchase money security interest or any security interest to secure a line of credit or similar financing.

                        (vi) The lien of each related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company or its subsidiary, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such Mortgage Loan). Such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Representing Party's knowledge as of the Closing Date, no material claims have been made thereunder and no claims have been paid thereunder (and the Representing Party has not received notice of any material claims having been made or paid thereunder). No holder of the related Mortgage has done, by act or omission, anything that would, and the Representing Party has no actual knowledge of any other circumstance that would, materially impair the coverage under such title policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such title policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Representing Party's knowledge, the insurance company that issued (or is obligated to issue) such title policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

                       (vii) The Representing Party has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, except that certain post-closing conditions or requirements may not have yet been completed.

                      (viii) There is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of such Mortgage Loan, or the exercise of any rights thereunder, render the Mortgage Loan, the related Mortgage Note or the related Mortgage unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim. To the Representing Party's actual knowledge, no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect to any Mortgage Loan.

                        (ix) The Representing Party has not received actual notice and is not otherwise aware that (A) there is any proceeding pending or threatened for condemnation affecting all or a material portion of the related Mortgaged Property or (B) there is any damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property (except in such case where an escrow of funds exists, or an effective insurance policy provides coverage, sufficient to effect the necessary repairs and maintenance).

                         (x) At origination, such Mortgage Loan complied in all material respects with all requirements of federal, state and local laws (including, without limitation, laws pertaining to usury) relating to the origination, funding and terms of such Mortgage Loan.

                        (xi) The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

                       (xii) The Mortgage and Mortgage Note for such Mortgage Loan and all other documents to which the related Borrower is a party and which evidence or secure such Mortgage Loan, are each the legal, valid and binding obligations of the related Borrower (subject to any non-recourse provisions and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity, and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby.

                      (xiii) The related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying rating of at least A:V from A.M. Best Company, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on the related Mortgaged Property, with (if applicable) an appropriate endorsement to avoid the application of any co-insurance provisions with respect to such Mortgaged Property, and is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by institutional lenders, and (except if such Mortgaged Property is operated as a mobile home park) by business interruption or rental loss insurance in an amount equal to the gross rentals for at least a 12-month period. In addition, no such insurance policy provides that it may be canceled, endorsed, altered or reissued to effect a change in coverage unless such insurer shall have first given the mortgagee under such Mortgage Loan thirty (30) days' prior written notice, and no notice has been received as of the date hereof; all premiums required to be paid on such policy have been paid; and the related Mortgage obligates the related Borrower to maintain all such insurance and, at the related Borrower's failure to do so, authorizes the mortgagee under such Mortgage Loan to purchase such insurance at the related Borrower's cost and expense and to seek reimbursement from such Borrower. Furthermore, all insurance coverage required under the related Mortgage is in full force and effect with respect to the related Mortgaged Property, and if the related Mortgaged Property is located in a federally designated special flood hazard area, the related Borrower is required to maintain flood insurance in respect thereof (exclusive of any parking lot or unused or undeveloped portion thereof). To the Representing Party's knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

                       (xiv) Except in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers LL1009 and LL1010, as to which environmental data base reviews were conducted as to the related Mortgaged Property, a "Phase I" environmental site assessment meeting ASTM requirements (or an update of a previously conducted assessment) was performed by a licensed third-party professional experienced in environmental matters with respect to the related Mortgaged Property within the 24-month period prior to the Closing Date (or, in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 113, 167, 220, 228, 267, 269 and 335, as of an earlier date).
         In the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 110, 112, 119, 288, 316A, 6601896, LC2663,
         LC3013, LC3028, LC3339 and LC3517, a "Phase II" environmental site assessment meeting ASTM requirements was also performed by a licensed third-party professional experienced in environmental matters with respect to the related Mortgaged Property. Either (x) the related environmental reports did not reveal any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date(s) of such environmental report(s), in material violation of any applicable environmental laws or (y) if any such environmental report did reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then either (i) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of the related Mortgage Loan, or (ii) a sufficient escrow of funds exists for purposes of effecting such remediation, or (iii) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (iv) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against possible losses arising from such circumstances and conditions. The Representing Party has no knowledge of any environmental condition or circumstance affecting such Mortgaged Property and not disclosed in the related environmental report(s), which would impact such Mortgaged Property's soil or groundwater quality or require remediation by the related Borrower under applicable environmental law. The related Mortgage or other loan documents contain covenants on the part of the related Borrower requiring its compliance with applicable federal and state environmental laws and regulations in respect of the related Mortgaged Property.

                        (xv) Except as indicated on the Mortgage Loan Schedule, such Mortgage Loan is not cross-collateralized with other Mortgage Loans in the Mortgage Pool. Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

                       (xvi) The terms of the Mortgage Note and Mortgage for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except by written instrument which is specifically set forth in the related Mortgage File.

                      (xvii) There are no delinquent taxes, ground rents, water charges, sewer rents, or other similar outstanding charges affecting the related Mortgaged Property that are not otherwise covered by an escrow of funds sufficient to pay such charges.

                     (xviii) The interest of the Borrower in the related Mortgaged Property consists of a fee simple and/or leasehold estate or interest in real property.

                       (xix) Such Mortgage Loan is a whole loan and not a participation interest.

                        (xx) The assignment of the related Mortgage to the Trustee has been duly authorized, executed and delivered by the Representing Party, is in a recordable form and constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee, and the assignment of the related Assignment of Leases, if any, or of any other agreement executed in connection with such Mortgage Loan to the Trustee constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

                       (xxi) All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the lender under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Representing Party or its agents (which shall include the Master Servicer). All such escrows and deposits are conveyed hereunder to the Trust.

                      (xxii) As of the date of origination of such Mortgage Loan and as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage(s).

                     (xxiii) No improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent (except to the extent that it may constitute a legal non-conforming use or structure or title insurance was provided with respect thereto); no improvements on adjoining properties materially encroach upon such Mortgaged Property to any material extent; and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances and any non-material violation does not materially and adversely affect the value of such Mortgaged Property (provided, however, that, although it does not constitute a violation of law, the improvements on such Mortgaged Property may constitute a legal non-conforming use or structure).

                      (xxiv) To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

                       (xxv) There is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and the Representing Party has not, without having reviewed any public records, received notice of any event (other than payments due but not yet 30 days' delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Representing Party in any other paragraph of this Section 2.05(c); and provided, further, that certain post-closing conditions or requirements may not have yet been completed.

                      (xxvi) If such Mortgage Loan is secured in whole or in part by the interest of a Borrower under a Ground Lease and by the related fee interest, such fee interest is encumbered by the related Mortgage, and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any mortgage or any other lien upon such fee interest.

                     (xxvii) Such Mortgage Loan does not contain any equity participation by the lender, provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, except for ARD Loans, provide for the negative amortization of interest.

                    (xxviii) No holder of such Mortgage Loan has, to the Representing Party's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by thirty (30) days the first Due Date under the related Mortgage Note.

                      (xxix) To the Representing Party's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of such Mortgage Loan,
         (A)(i) the related Borrower was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership of the related Mortgaged Property as it was then operated and
         (ii) with respect to each Mortgaged Property improved by a hotel or health care facility, the related Borrower was in possession of all material licenses, permits and authorizations required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated, and (B) all such licenses, permits and authorizations were valid and in full force and effect.

                       (xxx) The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (c)(xii) above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                      (xxxi) Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                     (xxxii) No fraud with respect to such Mortgage Loan has taken place on the part of the Representing Party in connection with the origination of such Mortgage Loan.

                    (xxxiii) The terms of such Mortgage Loan provide or, at lender's option, permit, and the terms of this Agreement and any Sub-Servicing Agreement to which such Mortgage Loan is subject provide for purposes of calculating distributions on the Certificates and additional compensation payable to the Master Servicer, the Special Servicer and any related Sub-Servicer, that payments on and proceeds of such Mortgage Loan will be applied to principal and interest at the related Mortgage Rate (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) due and owing at the time such payments or proceeds are received, prior to being applied to any Default Charges, assumption fees and modification fees then due and owing.

                     (xxxiv) The origination, servicing and collection practices used with respect to such Mortgage Loan have been in all material respects legal and have met generally accepted servicing standards for similar commercial and multifamily mortgage loans.

                      (xxxv) There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage); and such Assignment of Leases creates in favor of the holder, a valid, perfected and (subject to the exceptions set forth in paragraph (c)(xii) above) enforceable lien of the same priority as the related Mortgage, in the property and rights described therein; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. The Representing Party has the full right to assign to the Trustee such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No Person other than the Borrower owns any interest in any payments due under the related leases. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents or allows the lender to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of a default.

                     (xxxvi) Except in the case of those Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers LC 3377, LC 3362 and LC 2779, and without having reviewed any public records since origination, the Representing Party has no knowledge that the related Mortgaged Property is encumbered by any debt other than the related Mortgage Loan or another Mortgage Loan. In the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers LC 3377, LC 3362 and LC 2779, the related Mortgaged Property is encumbered by secured subordinate debt, but (A) in the case of the Mortgage Loans identified in the Mortgage Loan Schedule by loan numbers LC 3377 and LC 3362, the holder of the subordinate debt has agreed pursuant to a subordination and standstill agreement that, upon receiving a default notice from the related senior lender, the holder of the subordinate debt shall not be entitled to receive payments due under the subordinate loan documents or otherwise enforce its remedies for the duration of a standstill period of up to 90 days (however, after that standstill period ends, unless the related senior lender is pursuing a foreclosure action, the related subordinate lender is entitled to resume payments due under the subordinate debt documents) and (B) in the case of the Mortgage

         Loan identified on the Mortgage Loan Schedule by loan number LC 2779, the holder of the subordinate debt has agreed pursuant to a subordination and standstill agreement, not to foreclose on the related Mortgaged Property for so long as such Mortgage Loan is outstanding and the Special Servicer on behalf of the Trust is not pursuing a foreclosure action) or is not otherwise pursuing enforcement of its default remedies.

                    (xxxvii) Subject to a one-time (or, in the case of certain Mortgage Loans, a multiple-time) transfer right allowed in accordance with certain provisions set forth in the related Mortgage, the related Mortgage contains a "due-on-sale" clause which provides for the acceleration of, or permits the lender to accelerate, the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of the Mortgage and/or the satisfaction of specified underwriting criteria set forth in the related Mortgage Loan documents, the related Borrower transfers ownership of the related Mortgaged Property subject to such Mortgage or, except in the case of those Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 318, 317, 307, 272 and 273, any controlling interest in the related Borrower is directly or indirectly transferred or sold.

                   (xxxviii) The Representing Party has not waived any claims against the related Borrower or any related guarantor under any non-recourse exceptions contained in the related Mortgage Note.

                     (xxxix) With the exception of the Mortgage Loans identified on the Mortgage Loan Schedule as loan numbers LC 1009 and LC 1010, the related Mortgage and/or Mortgage Note provides that the related Borrower shall be fully and personally liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the lender by reason of or in connection with and to the extent of any material fraud or intentional and material misrepresentation by the related Borrower in connection with such Mortgage Loan.

                        (xl) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date, and it provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is approximately five (5) to fifteen
         (15) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Scheduled P&I Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures; and (v) if the property manager for the related Mortgaged Property can be removed by or at the direction of the lender on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan's Anticipated Repayment Date.

                       (xli) At origination of such Mortgage Loan, the related Borrower was not, to the Representing Party's knowledge (based on customary and usual due diligence conducted by prudent institutional commercial mortgage lenders), a debtor in any pending state or federal bankruptcy or insolvency proceeding. Furthermore, at the Closing Date, without having reviewed any public records, the Representing Party has no knowledge that the related Borrower was a debtor in any pending state or federal bankruptcy or insolvency proceeding.

                      (xlii) The servicing and collection practices used with respect to such Mortgage Loan have in all material respects been legal and met customary standards used by institutional lenders with respect to comparable mortgage loans.

                     (xliii) Without having reviewed any public records since origination, the Representing Party has no knowledge of any pending litigation or other legal proceedings involving the related Borrower or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate net cash flow sufficient to service the Mortgage Loan.

                      (xliv) If such Mortgage Loan had a Cut-off Date Balance greater than $15,000,000, the related Borrower has provided in its organizational documents and/or covenanted in the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to its ownership and operation of such Mortgaged Property or Properties; and to the Representing Party's knowledge, at the time of origination of such Mortgage Loan, the related Borrower was in compliance with such provisions/covenants.

                       (xlv) Except in cases where the related Mortgage Note or the related Mortgage provide for (A) a release of a portion of the related Mortgaged Property, which portion was not considered material for purposes of underwriting the Mortgage Loan or (B) a release of a portion of the related Mortgaged Property conditioned upon the satisfaction of certain underwriting and legal requirements, property performance requirements and/or the payment of a release price, neither the related Mortgage Note nor the related Mortgage requires the lender to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan.

                      (xlvi) Such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Closing Date by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof.

                     (xlvii) With respect to any Mortgage Loan that is a Defeasance Loan, the related Mortgage Note or Mortgage provides that
         (A) the Defeasance Option is not exercisable prior to a date that is at least two (2) years following the Startup Day for the REMIC Pool which holds such Mortgage Loan and (B) the Borrower will not be liable for any shortfalls from the Defeasance Collateral or otherwise become subject to recourse liability with respect to the Defeasance Loan except to the extent so liable prior to defeasance; and, further, contains no provision that would result in a new Borrower on the Defeasance Loan without the consent of the related lender (unless such new Borrower is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan). In addition, each Mortgage loan that is a Defeasance Loan permits defeasance (i) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) and (ii) to the Representing Party's knowledge, only for the purpose of facilitating the disposition of mortgaged real property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                    (xlviii) If the Mortgage in respect of any Mortgage Loan is a deed of trust, (A) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (B) except in connection with a trustee's sale after default by the related Borrower, no fees or expenses are payable to such trustee by the Representing Party or any subsequent mortgagee.

                      (xlix) The related Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                         (l) If such Mortgage Loan is secured by the interest of the related Borrower as a lessee under a Ground Lease covering all or any material portion of the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property or portion thereof:

                           (A) As of the origination of such Mortgage Loan, such Ground Lease was in full force and effect and, to the Representing Party's knowledge, no material default existed under such Ground Lease; the Representing Party has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease; and, as of the Closing Date, the Representing Party has not received written notice of any material default under such Ground Lease;

                           (B) Either (1) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (2) the related ground lessor has granted the holder of the Mortgage Loan notice of and the right to cure any default or breach by the ground lessee (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

                           (C) Upon the foreclosure of such Mortgage Loan or acceptance of a deed in lieu thereof (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease), the related Ground Lease is assignable to the lender under such Mortgage Loan and its assigns without the consent of the ground lessor thereunder (or such consent, if required, cannot be unreasonably withheld);

                           (D) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                           (E) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances;

                           (F) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, provides that (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease) no notice of termination given under such Ground Lease is effective against the holder unless a copy has been delivered to such lender in the manner described in such Ground Lease;

                           (G) Such Ground Lease, or an estoppel letter or other agreement received by the originator of such Mortgage Loan from the ground lessor, requires the ground lessor to enter into a new lease with the holder of such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease);

                           (H) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the holder of such Mortgage Loan if it becomes the owner of such leasehold interest) that extends not less than 10 years beyond the stated maturity of such Mortgage Loan;

                           (I) Under the terms of such Ground Lease, or an estoppel letter or other agreement received by the originator of the Mortgage Loan from the ground lessor, and the related Mortgage, taken together (provided that the holder of the Mortgage Loan has provided the ground lessor with notice of its lien in accordance with the terms of such Ground

                                    Lease), any related insurance proceeds or condemnation proceeds (other than in respect of a total or substantially total loss or taking) will be applied either (1) to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where the Ground Lease contains a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (2) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                           (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and

                           (K) Such Ground Lease may not be amended, modified or, except in the case of a default, canceled or terminated without the prior written consent of the holder of the Mortgage Loan, and any such action without such consent is not binding on such holder, provided that such holder has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

                      (li) Neither the related Mortgage Note nor the related Mortgage contain provisions limiting the right or ability of the Representing Party to assign, transfer and convey such documents.

                      (lii) Each Mortgaged Property constitutes one or more complete separate tax lots.

                      (liii) The Representing Party has inspected or caused to be inspected each related Mortgaged Property within the 24 months preceding the Cut-off Date.

                       (liv) The related Mortgage requires the related Borrower to provide the holder of such Mortgage with annual operating statements, rent rolls and related information.

                  (d) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on its behalf and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth in subsection (a) or (b) above which materially and adversely affects the interests of the Certificateholders or any party hereto or a breach of any of the representations and warranties set forth in subsection (c) above which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to each of the other parties hereto. It is further understood and


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



agreed that Llama makes no representations or warranties with regard to the SBRC Mortgage Loans and that Llama has no obligation to cure any breach of any representation or warranty made by SBRC with respect to any SBRC Mortgage Loan, nor to repurchase any SBRC Mortgage Loan. It is further understood and agreed that SBRC makes no representations or warranties with regard to the Llama Mortgage Loans and that SBRC has no obligation to cure any breach of any representation or warranty made by Llama with respect to any Llama Mortgage Loan, nor to repurchase any Llama Mortgage Loan.

                  SECTION 2.06. Representations and Warranties of the Master Servicer.

                  (a) The Master Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Master Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of California, and the Master Servicer is in material compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer the outcome of which, in the Master Servicer's good faith and reasonable judgement, would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                  (vii) The Master Servicer has errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d).

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained and where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Agreement.

                  (b) The representations and warranties of the Master Servicer set forth in Section 2.06(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) The Master Servicer covenants that by August 31, 1999, any custom-made software or hardware designed, purchased or licensed by the Master Servicer and used by the Master Servicer in the performance of its duties under, or the compiling, reporting or generation of data required by, this Agreement, will not contain any deficiency (i) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (ii) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                  (d) Each successor Master Servicer (if any) shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.06(a) and the covenant in Section 2.06(c) subject to such appropriate modifications to the representation and warranty set forth in Section 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.07. Representations and Warranties of the Special Servicer.

                  (a) The Special Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Special Servicer is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Special Servicer's good faith and reasonable judgement, is likely to materially and adversely effect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer which would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vii) Each officer or employee of the Special Servicer that has responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(d). None of the Special Servicer or any of their respective officers or employees that is involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

                  (viii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Special Servicer of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

                  (ix) The Special Servicer has not retained any Sub-Servicers as of the Closing Date.

                  (b) The representations and warranties of the Special Servicer set forth in Section 2.07(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) The Special Servicer covenants that by August 31, 1999, any custom-made software or hardware designed, purchased or licensed by the Special Servicer and used by the Special Servicer in the performance of its duties under, or the compiling, reporting or generation of data required by, this Agreement, will not contain any deficiency (i) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (ii) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                  (d) Each successor Special Servicer (if any), other than the Trustee, shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Sections 2.07(a) and the covenant set forth in Section 2.07(c), subject to such appropriate modifications to the representation and warranty set forth in Section 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.08.     Representations and Warranties of the
                                    Trustee.

                  (a) The Trustee hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

                  (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any

         Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, do not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Trustee's good faith and reasonable judgement, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                  (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                  (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                  (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated herein, expect for those consents, approvals, authorizations or orders that previously have been obtained.

                  (b) The representations and warranties of the Trustee set forth in Section 2.08(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

                  (c) The Trustee covenants that by August 31, 1999, any custom-made software or hardware designed, purchased or licensed by the Trustee and used by the Trustee in the performance of its duties under, or the compiling, reporting or generation of data required by, this Agreement, will not contain any deficiency (i) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (ii) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                  (d) Each successor Trustee (if any) shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.08(a) and the covenant in Section 2.08(c), subject to such appropriate modifications to the representation and warranty set forth in Section 2.08(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  SECTION 2.09. Acceptance of the Grantor Trusts by Trustee; Issuance of the Class Y Certificates and the Class R-I Certificates.

                  (a) The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all right, title and interest of the Depositor in and to the REMIC I Residual Interest and the Loan REMIC Residual Interests to the Trustee for the benefit of the Holders of the Class R-I Certificates. It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Residual Interest and the Loan REMIC Residual Interests constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "Grantor Trust R-I". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust R-I and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class R-I Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust R-I, the Trustee shall execute, authenticate and deliver to or upon the order of the Depositor the Class R-I Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust R-I. The rights of the Holders of the Class R-I Certificates to receive distributions from the proceeds of Grantor Trust R-I, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

                  (b) It is the intention of the parties hereto that the segregated pool of assets consisting of any collections of Additional Interest received on the ARD Loans and the Class Y Sub-Account constitute a Grantor Trust for federal income tax purposes and, further that such segregated pool of assets be designated as "Grantor Trust Y". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust Y and declares that it will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class Y Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust Y, the Trustee shall execute, authenticate and deliver to or upon the order of the Depositor the Class Y Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust

Y. The rights of the Holders of the Class Y Certificates to receive distributions from the proceeds of Grantor Trust Y, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

                  SECTION 2.10. Creation of the REMIC I Regular Interests and REMIC I Residual Interest.

                  Concurrently with the assignment to the Trustee of the assets included in REMIC I, and in exchange therefor, at the written direction of the Depositor, the REMIC I Regular Interests and the REMIC I Residual Interest have been issued hereunder. The REMIC I Residual Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the REMIC I Residual Interest and the REMIC I Regular Interests, respectively, and all ownership interests of the Class R-I Certificateholders and REMIC II in and to such distributions, shall be as set forth in this Agreement.

                  SECTION 2.11. Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

                  (a) The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates and the Class R-II Certificates. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates and the Class R-II Certificates.

                  SECTION 2.12. Issuance of the Class R-II Certificates; Creation of the REMIC II Regular Interests.

                  Concurrently with the assignment to the Trustee of the assets included in REMIC II, and in exchange therefor, at the written direction of the Depositor, the REMIC II Regular Interests have been issued hereunder and the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II. The rights of the Class R-II Certificateholders and REMIC III to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests of the Class R-II Certificateholders and REMIC III in and to such distributions, shall be as set forth in this Agreement.

                  SECTION 2.13. Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

                  SECTION 2.14.     Issuance of the REMIC III Certificates.

                  Concurrently with the assignment to the Trustee of the REMIC II Regular Interests, and in exchange therefor, at the written direction of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the respective Classes of Holders of the REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests of the respective Classes of Holders of the REMIC III Certificates in and to such distributions, shall be as set forth in this Agreement.


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


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

              SECTION 3.01. Administration of the Mortgage Loans.

              (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans and other assets of the Trust that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, and in the best interests and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with any and all applicable laws and the terms of this Agreement, the respective Mortgage Loans and the related environmental insurance policies and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans as to which no Servicing Transfer Event has occurred and all Corrected Mortgage Loans, and (ii) the Special Servicer shall service and administer (x) each Mortgage Loan (other than a Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information from the Special Servicer and, based thereon, prepare all reports to the Trustee required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans), and further to render such other services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein; and provided, further, that the Special Servicer shall render such services with respect to Mortgage Loans (in addition to the Specially Serviced Mortgage Loans) as are specifically provided for herein.

              (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Sections 3.08 and 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of a Servicing Officer of the Master Servicer or the Special Servicer, furnish, or cause to be so furnished, to the Master Servicer and the Special Servicer, as the case may be, any limited powers of attorney and other documents necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

              (c) The relationship of each of the Master Servicer and Special Servicer to the Trustee and to each other under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent. The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties hereunder, and the Special Servicer shall have no responsibility for the performance by the Master Servicer of its duties hereunder, in each case unless the Master Servicer and the Special Servicer are the same Person.

              (d) In the event that any two or more Mortgage Loans are cross-collateralized with each other, each of the Master Servicer or Special Servicer, as applicable, in accordance with the terms of this Agreement, shall service and administer such Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate, consistent with the Servicing Standard. If any Cross-Collateralized Mortgage Loan becomes a Specially Serviced Mortgage Loan, then each other Mortgage Loan that is cross-collateralized with it shall also become a Specially Serviced Mortgage Loan. Similarly, no Cross-Collateralized Mortgage Loan shall subsequently become a Corrected Mortgage Loan, unless and until all Servicing Transfer Events in respect of each other Mortgage Loan that is cross-collateralized with it are remediated or otherwise addressed as contemplated in the definition of "Specially Serviced Mortgage Loan".

              SECTION 3.02. Collection of Mortgage Loan Payments.

              Each of the Master Servicer and the Special Servicer shall use its reasonable best efforts (in any event, consistent with the Servicing Standard) to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall, to the extent such procedures shall be consistent with this Agreement (including without limitation, the Servicing Standard), follow such collection procedures as it would follow were it the owner of such Mortgage Loans; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectability of the Mortgage Loans; and, provided, further, that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection), unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with
Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the Master Servicer (as to Performing Mortgage Loans) or the Special Servicer (as to Specially Serviced Mortgage Loans) each may waive any Default Charges in connection with any specific delinquent payment on a Mortgage Loan it is obligated to service hereunder.

              At least ninety (90) days prior to the maturity date of each Balloon Mortgage Loan, the Master Servicer shall send a notice to the related Borrower of such maturity date (with a copy to be sent to the Special Servicer) and shall request confirmation that the Balloon Payment will be paid by such date. If any Borrower does not respond to such notice, then the Master Servicer shall take such other steps as are reasonable and appropriate to ensure that such Balloon Payment will be paid by the date due. If, as of a date not more than 30 days prior to the maturity date of any Balloon Mortgage Loan, the Master Servicer makes a good faith determination that the Borrower thereunder will default in making its Balloon Payment and such default shall remain unremedied for at least 30 days, the Master Servicer may transfer servicing of such Balloon Mortgage Loan to the Special Servicer pursuant to Section 3.21 and such Balloon Mortgage Loan will then be a Specially Serviced Mortgage Loan.

              SECTION 3.03. Collection of Taxes, Assessments and Similar Items;
                            Servicing Accounts; Reserve Accounts.

              (a) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Subject to any terms of the related Mortgage Loan documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only: (i) to effect payment of real estate taxes, assessments, insurance premiums (including, without limitation, premiums on any Environmental Insurance Policy), ground rents (if applicable) and comparable items in respect of the related Mortgaged Property; (ii) to reimburse the Master Servicer, the Special Servicer or the Trustee, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) to refund to the related Borrower any sums as may be determined to be overages;
(iv) to pay interest, if required and as described below, to the related Borrower on balances in the Servicing Account (or, if and to the extent not payable to the related Borrower under the terms of the related Mortgage Loan, to pay such interest to the Master Servicer); or (v) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01. The Master Servicer shall pay or cause to be paid to the Borrowers interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Special Servicer shall promptly deliver all Escrow Payments received by it to the Master Servicer for deposit in the applicable Servicing Account.

              (b) The Master Servicer shall, as to all the Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans), (i) maintain accurate records with respect to each Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such

Mortgage Loan does not require the related Borrower to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder and subject to the Servicing Standard, enforce the requirement of the related Mortgage that the Borrower make payments in respect of such items at the time they first become due.

              (c) In accordance with the Servicing Standard, the Master Servicer shall, as to all the Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans), advance with respect to the related Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents or other rents (if applicable), and (iii) premiums on Insurance Policies (including, without limitation, Environmental Insurance Policies), in each instance if and to the extent Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due and the related Borrower has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such Servicing Advances shall be reimbursable in the first instance from related collections from the Borrowers and further as provided in Section 3.05(a). No costs incurred by the Master Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments and similar items and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit; provided, however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

              (d) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for or otherwise cover, or (if appropriate) to reimburse the related Borrower in connection with, the specific items for which such Reserve Funds were escrowed, all in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Borrower governing such Reserve Funds. Subject to the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts and funds therein may be invested in Permitted Investments in accordance with the provisions of
Section 3.06. Interest and investment income on funds held in any Reserve Fund will be for the benefit of the Master Servicer subject to its withdrawal, but only to the extent it is not otherwise required to be paid to the related Borrower pursuant to applicable law and/or the related loan documents. The Special Servicer shall promptly deliver all Reserve Funds received by it to the Master Servicer for deposit in the applicable Reserve Account.

              SECTION 3.04. Collection Account, Distribution Account and
                      Interest Reserve Account.

              (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Collection Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account, within two (2) Business Days of receipt

(in the case of payments by Borrowers or other collections on or in respect of the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date (other than in respect of principal, interest and any other amounts due and payable on the Mortgage Loans on or before the Cut-off Date, which payments shall, in each case, be delivered promptly to the related Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

              (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

              (ii) all payments on account of interest at the respective Mortgage Rates on the Mortgage Loans and all Prepayment Premiums received in respect of the Mortgage Loans;

              (iii) all payments on account of Default Charges on such Mortgage Loan;

              (iv) all Insurance Proceeds and Liquidation Proceeds (net of all related Liquidation Expenses paid therefrom) received in respect of any Mortgage Loan (other than Liquidation Proceeds that are received in connection with a purchase by the Master Servicer or a Majority Certificateholder of the Controlling Class of, or an exchange by the Sole Certificateholder of all the Certificates for, all of the Mortgage Loans and any REO Properties in the Trust Fund and that are required to be deposited in the Distribution Account pursuant to Section 9.01);

              (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Collection Account;

              (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master single interest policy;

              (vii) any amounts required to be transferred from the REO Account pursuant to Section 3.16(c); and

              (viii) any amounts representing payments made by Borrowers that are allocable to cover items in respect of which Servicing Advances have been made.

              The foregoing requirements for deposit in the Collection Account shall be exclusive. Without limiting the generality of the foregoing, (A) actual payments from Borrowers in the nature of Escrow Payments, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Section 3.11(b) and Section 3.11(d), respectively, need not be deposited by the Master Servicer in the Collection Account and (B) with respect to any amount representing a sub-servicing fee (including, without limitation, a Primary Servicing Fee, if applicable) that otherwise would be required to be deposited by the Master Servicer in the Collection Account and that, once so deposited, would have been permitted to be withdrawn immediately from the Collection Account pursuant to Section 3.05 as part of the payment of the Master Servicing Fee, such amount shall be deemed to have been deposited to and withdrawn from the Collection Account for such purpose to the extent that such sum has been retained by the Sub-Servicer pursuant to the related Sub-Servicing Agreement.
If the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional special servicing compensation in accordance with Section 3.11(d), assumption fees, modification fees, Net Default Charges and similar fees (excluding Prepayment Premiums) received by the Master Servicer with respect to Specially Serviced Mortgage Loans. The Collection Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series serviced and the other accounts of the Master Servicer.

              Upon receipt of any of the amounts described in clauses (i) through (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than two (2) Business Days after receipt, remit such amounts to the Master Servicer for deposit into the Collection Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than two (2) Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Collection Account pursuant to Section 3.16(c).

              (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Distribution Account"), to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Distribution Account shall be an Eligible Account. The Trustee shall establish and maintain two sub-accounts of the Distribution Account (i) one of which sub-accounts (such sub-account, the "REMIC Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the REMIC III Regular Certificates and the Residual Certificates and (ii) one of which sub-accounts (such sub-account, the "Class Y Sub-Account") shall be deemed to be held in trust for the benefit of the Holders of the Class Y Certificates. By 2:00 p.m. (New York City time) on each Master Servicer Remittance Date, the Master Servicer shall deliver to the Trustee, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date. Immediately upon deposit of the Master Servicer Remittance Amount for any Master Servicer Remittance Date into the Distribution Account, any portion thereof that represents any Additional Interest related to the ARD Loans shall be deemed to have been deposited into the Class Y Sub-Account, and the remaining portion thereof shall be deemed to have been deposited into the REMIC Sub-Account. If, at 3:00 p.m., New York City time, on any Master Servicer Remittance Date, the Trustee has not received the Master Servicer Remittance Amount, the Trustee shall provide notice to the Master Servicer in the same manner as required by Section 4.03(a) hereof with respect to P&I Advances.

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


              In addition, subject to Section 3.04(c), the Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account:

                     (i) any P&I Advances required to be made by the Master
              Servicer in accordance with Section 4.03(a); and

                     (ii) any amounts required to be deposited by the Master
              Servicer pursuant to Section 3.19(e) in connection with Prepayment Interest Shortfalls.

              Furthermore, any Liquidation Proceeds paid by the Master Servicer, a Majority Certificateholder of the Controlling Class or a Sole Certificateholder in connection with the purchase of, or the exchange of all the Certificates for, all of the Mortgage Loans and any REO Properties pursuant to
Section 9.01, exclusive of the portion of such Liquidation Proceeds required to be deposited in the Collection Account pursuant to Section 9.01, shall be deposited in the Distribution Account.

              The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received or advanced by the Trustee that are required by the terms of this Agreement to be deposited therein.

              (c) The Trustee shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account") to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Interest Reserve Account shall be an Eligible Account. On the Distribution Date in January (except during a leap year) and February of each calendar year, commencing in 2000, prior to any distributions being made in respect of the Certificates on such Distribution Date, the Trustee shall, with respect to each Interest Reserve Loan, withdraw from the Distribution Account and deposit in the Interest Reserve Account an amount equal to the Interest Reserve Amount, if any, in respect of such Interest Reserve Loan for such Distribution Date; provided that no such transfer of monies from the Distribution Account to the Interest Reserve Account shall be made on the Final Distribution Date.

              (d) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Funds in the Distribution Account and the Interest Reserve Account shall remain uninvested. The Master Servicer shall give notice to the other parties hereto of the location of the Collection Account as of the Closing Date and of the new location of each of the Collection Account prior to any change thereof. The Trustee shall give notice to the other parties hereto of the location of each of the Distribution Account and Interest Reserve Account as of the Closing Date and of the new location of each of the Distribution Account and Interest Reserve Account prior to any change thereof.

              SECTION 3.05. Permitted Withdrawals From the Collection Account,
                            the Distribution Account and the Interest Reserve Account.

              (a) The Master Servicer may, from time to time, make withdrawals from the Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

              (i) to remit to the Trustee for deposit in the Distribution Account the Master Servicer Remittance Amount for and, to the extent permitted or required by Section 4.03(a), any P&I Advances to be made on each Master Servicer Remittance Date;

              (ii) to reimburse the Trustee or the Master Servicer, as applicable, in that order, for unreimbursed P&I Advances made thereby in respect of any Mortgage Loan or REO Loan, the Trustee's and the Master Servicer's respective rights to reimbursement pursuant to this clause
       (ii) with respect to any P&I Advance being payable from, and limited to, amounts that represent Late Collections of interest and principal (net of related Workout Fees and/or Liquidation Fees payable therefrom) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

              (iii) to pay to the Master Servicer earned and unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as interest thereon;

              (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan;

              (v) to pay to the Special Servicer earned and unpaid Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, Section 3.11(c);

              (vi) to reimburse the Trustee, first, and the Master Servicer and the Special Servicer, on a pari passu basis, for any unreimbursed Servicing Advances made thereby with respect to any Mortgage Loan or REO Property, the Trustee's, the Special Servicer's and the Master Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being payable from, and limited to, (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Liquidation Proceeds (net of Liquidation Fees payable therefrom), Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

              (vii) to reimburse the Trustee, first, and the Master Servicer and the Special Servicer, on a pari passu basis, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances made thereby with respect to any Mortgage Loan, REO Loan or REO Property that have been determined to be Nonrecoverable Advances; provided that, if the aggregate Stated Principal Balance of the Mortgage Pool (calculated without regard to any Specially Serviced Mortgage Loan or REO Loan) is less than 5.0% of the Initial Pool Balance, and if either the Master Servicer or the Special Servicer has determined that any future Advances with respect to any particular Mortgage Loan or REO Property would constitute Nonrecoverable Advances and has so notified the other such party, then all future Advances thereafter made by the Master Servicer or the Special Servicer with respect to such Mortgage Loan or REO Property, as the case may be, and reimbursable pursuant to this clause (vii) shall be so reimbursable on a pari passu basis as between the Master Servicer and the Special Servicer only after all other Nonrecoverable Advances made prior to such determination and notice with respect to such Mortgage Loan or REO Property, as the case may be, and reimbursable pursuant to this clause (vii) have been reimbursed in accordance herewith without regard to this proviso;

              (viii) to pay the Trustee, first, and the Master Servicer and the Special Servicer, on a pari passu basis, any Advance Interest due and owing thereto, the Trustee's, the Special Servicer's and the Master Servicer's respective rights to payment pursuant to this clause (viii) being payable solely from Default Charges collected in respect of the Mortgage Loan or REO Loan as to which the related Advances were made;

              (ix) at or following such time as the Master Servicer reimburses itself, the Special Servicer or the Trustee, as applicable, for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above or
       Section 3.03, and insofar as payment has not already been made pursuant to clause (viii) above, to pay the Trustee, the Master Servicer or the Special Servicer, as the case may be, and in that order, out of general collections on the Mortgage Loans and any REO Properties, any related Advance Interest accrued and payable on such Advance;

              (x) to pay the Master Servicer, as additional servicing compensation in accordance with Sections 3.06(b) and 3.11(b), any Net Investment Earnings in respect of amounts held in the Collection Account for any Collection Period;

              (xi) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), (A) any Prepayment Interest Excesses collected on all the Mortgage Loans (but only to the extent that all such Prepayment Interest Excesses collected during any Collection Period exceed all Prepayment Interest Shortfalls incurred with respect to the Mortgage Loans during such Collection Period) and (B) any Net Default Charges collected on any Mortgage Loan and allocable to the period that it was not a Specially Serviced Mortgage Loan or REO Loan; and to pay the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), any Net Default Charges collected on any Mortgage Loan to the extent allocable to the period that such Mortgage Loan is a Specially Serviced Mortgage Loan or REO Loan;

              (xii) to reimburse, out of general collections on the Mortgage Loans and any REO Properties, the Master Servicer, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents any amounts reimbursable to any such Person pursuant to
       Section 6.03, or to pay directly to any third party any amount which if paid by any such Person would be reimbursable thereto pursuant to Section 6.03;

              (xiii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the reasonable costs of the advice of counsel contemplated by Section 3.17(a), (B) the reasonable costs of the Opinions of Counsel contemplated by Sections 3.09(b)(ii) and 3.16(a), (C) the reasonable costs of Appraisals obtained pursuant to Section 3.11(g) or 4.03(c), (D) the reasonable costs of obtaining any REO Extension sought by the Special Servicer as contemplated by Section 3.16(a), and
       (E) the cost of recording this Agreement in accordance with Section 11.02(a);

              (xiv) to pay itself, the Special Servicer, the Majority Certificateholder of the Controlling Class, Llama, SBRC or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

              (xv) to pay the Trustee, the Tax Administrator or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 8.05(b) and 10.03;

              (xvi) to pay (A) any costs and expenses contemplated in Section 3.11(h), the last sentence of Section 7.02 and the last sentence of
       Section 8.08(a) and (B) the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of Section 3.09(c);

              (xvii) to reimburse out of the Collection Account the expenses incurred by the Trustee pursuant to Section 3.23(b) and Section 3.24(a); and

              (xviii) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

              If amounts on deposit in the Collection Account at any particular time (after withdrawing any portion of such amounts deposited in the Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses (ii) through (xvii) above, then the corresponding withdrawals from the Collection Account shall be made in the following priority and subject to the following rules: (A) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a pro rata basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds, provided that where, as in clauses (ii), (vi) and (viii), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds; and (B) if the payment, reimbursement or remittance can be made from any funds on deposit in the Collection Account, then (following any withdrawals made from the Collection Account in accordance with the immediately preceding clause (A) above) such payment, reimbursement or remittance shall be made from such general funds remaining on a pro rata basis with any and all other payments, reimbursements or remittances to be made from such general funds, provided that where, as in clauses (vii) and (ix), an order of priority is set forth to govern the application of funds withdrawn from the Collection Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds.

              The Master Servicer shall keep and maintain separate accounting records, on a loan- by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to clauses
(ii) through (xvii) above.

              The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Collection Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Collection Account.

              (b) The Trustee may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

              (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01;

              (ii) to pay the Trustee accrued and unpaid Trustee Fees pursuant to Section 8.05(a);

              (iii) to pay the Trustee, the Tax Administrator or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 8.05(b) and 10.03;

              (iv) as contemplated by Section 11.01(g), to pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

              (v) to transfer Interest Reserve Amounts in respect of the Interest Reserve Loans to the Interest Reserve Account as and when required by Section 3.04(c);

              (vi) to (A) pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.02(a), (B) pay any and all federal, state and local taxes imposed on any REMIC Pool or on the assets or transactions of such REMIC Pool, together with all incidental costs and expenses, and any and all reasonable expenses relating to tax audits, if and to the extent that either (1) none of the Trustee, the Master Servicer, the Special Servicer or the Tax Administrator is liable therefor pursuant to Section 10.01(d) and/or
       Section 10.01(h) or (2) any such Person that may be so liable has failed to timely make the required payment, and (C) reimburse the Tax Administrator for reasonable expenses incurred by and reimbursable to it by the Trust pursuant to Section 10.01(d) and/or Section 10.01(g); and

              (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

              (c) On each Master Servicer Remittance Date in March, the Trustee shall withdraw from the Interest Reserve Account and deposit in the Distribution Account all Interest Reserve Amounts in respect of the Interest Reserve Loans then on deposit in the Interest Reserve Account.

              SECTION 3.06. Investment of Funds in the Collection Account, the
                            REO Account, the Servicing Accounts and the Reserve Accounts.

              (a) The Master Servicer may direct any depository institution maintaining the Collection Account or, subject to applicable law and the related loan documents, any Servicing Account or Reserve Account, and the Special Servicer may direct any depository institution maintaining the REO Account, to invest, or if it is such depository institution, may itself invest, the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand, in which case such investments may be sold at any time. Any investment of funds in an Investment Account shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Collection Account, a Servicing Account or a Reserve Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account) acting on behalf of the Trustee, shall (and Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Collection

Account, a Servicing Account or a Reserve Account) or the Special Servicer (in the case of the REO Account) shall:

              (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

              (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

              (b) Whether or not the Master Servicer directs the investment of funds in the Collection Account, a Servicing Account or a Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period (and, further to the extent that, in the case of a Servicing Account or a Reserve Account, such interest or investment income is not otherwise required to be paid to the related Borrower in accordance with applicable law and/or the related loan documents), shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05(a). Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account (other than a loss of what would otherwise have constituted investment earnings), the Master Servicer (in the case of the Collection Account, a Servicing Account or a Reserve Account) or the Special Servicer (in the case of the REO Account) shall, if the Permitted Investment had been for its benefit, promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period. The Trustee shall have no liability whatsoever with respect to any such losses, except to the extent that it is the obligor on any such Permitted Investment.

              (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment and the Master Servicer or the Special Servicer, as applicable, has not taken such action, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings.

              (d) Amounts on deposit in the Distribution Account and the Interest Reserve Account shall remain uninvested.

              (e) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount and the Master Servicer Remittance Amount, the amounts so invested (but not any interest earned thereon) shall be deemed to remain on deposit in such Investment Account.

              SECTION 3.07. Maintenance of Insurance Policies; Errors and
                            Omissions and Fidelity Coverage.

              (a) Each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, use reasonable efforts in accordance with the Servicing Standard to cause the related Borrower to maintain (and, if the related Borrower does not so maintain, the Master Servicer (even in the case of Specially Serviced Mortgage Loans) shall itself maintain (subject to the provisions of this Agreement regarding Nonrecoverable Advances, and further subject to Section 3.11(h) hereof, and to the extent the Trustee, as mortgagee on behalf of the Certificateholders, has an insurable interest and to the extent available at commercially reasonable rates) all insurance coverage as is required under the related Mortgage (subject to applicable law); provided that if any Mortgage permits the holder thereof to dictate to the Borrower the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or the Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard. The Special Servicer shall cause to be maintained for each REO Property, in each case with an insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings at the time such policy is purchased, no less insurance coverage than was previously required of the related Borrower under the related Mortgage and, if the related Mortgage did not so require, hazard insurance, public liability insurance, business interruption or rent loss insurance and, to the extent consistent with the Servicing Standard, flood and earthquake insurance, all in such amounts as are consistent with the Servicing Standard, and the Special Servicer shall be reimbursed for the premium costs thereof as a Servicing Advance pursuant to and to the extent permitted under Section 3.05(a). All such insurance policies shall contain a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of the Mortgaged Properties) or the Special Servicer (in the case of insurance maintained in respect of REO Properties) on behalf of the Trustee, shall be issued by an insurer authorized under applicable law to issue such insurance, and, unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer, as applicable, in maintaining any such insurance shall not, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts due and owing from the related Borrower under such Mortgage Loan.

              (b) (i) If the Master Servicer or the Special Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgaged Properties (in the case of the Master Servicer) or REO Properties (in the case of the Special Servicer), then, to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims- Paying Ratings, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the Mortgaged Properties or REO Properties, as applicable, so covered, and the premium costs thereof shall be, if and to the extent they are specifically attributable either to a specific Mortgaged Property during any period that the related Borrower has failed to maintain the hazard insurance required under the related Mortgage Loan in respect of such Mortgaged Property or to a specific REO Property, a Servicing Advance reimbursable pursuant to and to the extent permitted under Section 3.05(a); provided that, to the extent that such premium costs are attributable to properties other than Mortgaged Properties and/or REO Properties or are attributable to Mortgaged Properties as to which the hazard insurance required under the related Mortgage Loan is being maintained, they shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such a blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property, as applicable, a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy (taking into account any deductible clause that would have been permitted therein), promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount of such losses up to the difference between the amount of the deductible clause in such blanket policy and the amount of any deductible clause that would have been permitted under such property specific policy. The Master Servicer and the Special Servicer each agree to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

              (ii) If the Master Servicer shall cause any Mortgaged Property or the Special Servicer shall cause any REO Property to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (i) is obtained from a Qualified Insurer that possesses (or whose obligations are guaranteed or backed, in writing, by an entity having) the Required Claims-Paying Ratings and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or REO Property (in the case of the Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Borrower has failed to maintain the required insurance coverage, or the Special Servicer shall cause any REO Property, to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or the Special Servicer, as applicable, shall constitute a Servicing Advance. The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan documents, pursue the related Borrower for the amount of such incremental costs. All other costs associated with any such master single interest insurance policy (including, without limitation, any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, as the case may be, a policy otherwise complying with the provisions of
       Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy had it been maintained, promptly deposit into the Collection Account from its own funds (without right of reimbursement) the amount not otherwise payable under the master single interest policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

              (c) On or before the Closing Date, with respect to the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers LC 3272, LC 3297, LC 3339, LC 3377, LC 3755, LC 3857 and LC 3907 (the "Environmentally Insured Loans"), the related Mortgage Loan Seller shall notify the insurer under the related Environmental Insurance Policy and take all other action necessary for the Trustee, on behalf of the Certificateholders, to be an insured (and for the Master Servicer, on behalf of the Trust, to make claims) under such Insurance Policy. In the event that the Master Servicer has actual knowledge of any event (an "Insured Event") giving rise to a claim under any Environmental Insurance Policy in respect of any Environmentally Insured Loan for which the Borrower has not filed a claim, the Master Servicer shall, in accordance with the terms of such Insurance Policy and the Servicing Standard, timely make a claim thereunder with the appropriate insurer and take all other actions necessary under such Insurance Policy in order to realize the full value thereof for the benefit of the Certificateholders. With respect to each Environmental Insurance Policy in respect of an Environmentally Insured Loan, the Master Servicer shall review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy to realize the full value thereof for the benefit of the Certificateholders in the event the Master Servicer has actual knowledge of an Insured Event giving rise to a claim under such policy.

              The Master Servicer shall abide by the terms and conditions precedent to payment of claims under the Environmental Insurance Policies with respect to the Environmentally Insured Loans and take all such action as may be required to comply with the terms and provisions of such policies in order to maintain such policies in full force and effect and to make claims thereunder.

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


              In the event that the Master Servicer receives notice of any termination of any Environmental Insurance Policy with respect to an Environmentally Insured Loan, the Master Servicer shall, within five Business Days after receipt of such notice, notify the Special Servicer, the Controlling Class Representative, the Rating Agencies and the Trustee of such termination in writing. Upon receipt of such notice, the Master Servicer shall address such termination in accordance with Section 3.07(a). Any legal fees, premiums or other out of pocket costs incurred in accordance with the Servicing Standard in connection with enforcing the obligations of the Borrower under any Environmental Insurance Policy or in connection with a resolution of such termination of an Environmental Insurance Policy shall be paid by the Master Servicer and shall be reimbursable to it as a Servicing Advance.

              Without limiting its obligations hereunder with respect to any other Mortgage Loan, the Master Servicer shall monitor the actions, and enforce the obligations, of the related Borrower under each Environmentally Insured Loan insofar as such actions/obligations relate to (i) to the extent consistent with
Section 3.07(a), the maintenance (including, without limitation, any required renewal) of an Environmental Insurance Policy with respect to the related Mortgaged Property or (ii) environmental testing or remediation at the related Mortgaged Property.

              (d) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

              In addition, each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess (or whose obligations are guaranteed or backed, in writing, by entities having) the Required Claims-Paying Ratings, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligation to service the Mortgage Loans for which it is responsible hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans.

              (e) All insurance coverage required to be maintained under this
Section 3.07 shall be obtained from Qualified Insurers.

              SECTION 3.08. Enforcement of Due-On-Sale Clauses; Assumption
                            Agreements; Subordinate Financing.

              (a) As to each Mortgage Loan which contains a provision in the nature of a "due-on-sale" clause, which by its terms:

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


              (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or of a controlling interest in the related Borrower; or

              (ii) provides that such Mortgage Loan may not be assumed without the consent of the mortgagee in connection with any such sale or other transfer,

then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall, on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the Servicing Standard, but subject to Section 3.20(a)(iv); provided that, notwithstanding anything to the contrary contained herein, the Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause unless it first shall have provided to the Special Servicer, at least five (5) Business Days prior to the granting of such waiver or consent, written notice of the matter consisting of a reasonable description of the related Borrower's request or, if no request has been made, the relevant circumstances known to the Master Servicer (it being acknowledged and agreed that the Special Servicer shall have the opportunity but not the obligation to provide input with respect to such matter and, further, that the Master Servicer shall have no obligation to follow any advice given by the Special Servicer); and provided, further, that, notwithstanding anything to the contrary contained herein, if the then-outstanding principal balance of the subject Mortgage Loan (together with the then-outstanding aggregate principal balance of all other Mortgage Loans that are cross-collateralized with the subject Mortgage Loan or that are made to the same Borrower or to other Borrowers that are, to the Master Servicer's or Special Servicer's, as applicable, actual knowledge, Affiliates of the Borrower under the subject Mortgage Loan) is more than 5.0% of the then-outstanding aggregate principal balance of the Mortgage Pool or the subject Mortgage Loan (together with all other Mortgage Loans that are cross-collateralized with the subject Mortgage Loan or that are made to the same Borrower or to other Borrowers that are, to the Master Servicer's or Special Servicer's, as applicable, actual knowledge, Affiliates of the Borrower under the subject Mortgage Loan) represents one of the then ten (10) largest Mortgage Loans or concentrations of related Mortgage Loans, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause until it has obtained written confirmation from each Rating Agency that such action shall not result in a qualification, downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause governing the transfer of any Mortgaged Property which secures, or controlling interests in any Borrower under, a Group of Cross-Collateralized Mortgage Loans unless all of the Mortgaged Properties securing, or a controlling interest in all the Borrowers (if more than one) under, such Group of Cross-Collateralized Mortgage Loans are transferred simultaneously to the same transferee. In the event that the Master Servicer or Special Servicer intends or is required, in accordance with the preceding sentence, the Mortgage Loan documents or applicable law, to permit the transfer of any Mortgaged Property, the Master Servicer or the Special Servicer, as the case may be, may, if consistent with the Servicing Standard, enter into a substitution of liability agreement, pursuant to which the original Borrower and any original guarantors are released from liability, and the transferee and any new guarantors are substituted therefor and become liable under the Mortgage Note and any related guaranties and, in connection therewith, may require from the related Borrower a reasonable and customary fee for the additional services performed by it, together with reimbursement for any related costs and expenses incurred by it (but only to the extent that charging such fee will not be a "significant modification" of the Mortgage Loan, or result in the receipt by a REMIC Pool of net income from a "prohibited transaction", under the REMIC Provisions). The Master Servicer or the Special Servicer, as the case may be, shall promptly notify the Trustee in writing of any such agreement and forward the original thereof to the Trustee for inclusion in the related Mortgage File.

              (b) As to each Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

              (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

              (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property;

then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard, but subject to
Section 3.20(a)(iv); provided that, notwithstanding anything to the contrary contained herein, the Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause unless it first shall have provided to the Special Servicer, at least five (5) Business Days prior to the granting of such waiver or consent, written notice of the matter consisting of a reasonable description of the related Borrower's request or, if no request has been made, the relevant circumstances known to the Master Servicer, and the Special Servicer shall not have objected to the granting of such consent or waiver within such five (5) Business Day period; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause until it has obtained written confirmation from each Rating Agency that such action would not result in the qualification, downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates (except that the foregoing rating confirmation will not be required from Fitch unless the subject Mortgage Loan (together with all other Mortgage Loans that are cross-collateralized with the subject Mortgage Loan or that are made to the same Borrower or to other Borrowers that are, to the Master Servicer's or Special Servicer's, as applicable, actual knowledge, Affiliates of the Borrower under the subject Mortgage Loan) represents one of the then ten (10) largest Mortgage Loans or concentrations of related Mortgage Loans). Notwithstanding the foregoing limitations set forth in this Section 3.08, consent by the Master Servicer or the Special Servicer, as the case may be, to an encumbrance which

(i) is subordinate to the Mortgage, (ii) does not adversely impact the Debt Service Coverage Ratio, and (iii) does not secure any debt of the related Borrower, shall not require written confirmation from any Rating Agency to the effect that such action would not result in the qualification, downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates; provided, however, that the consent by the Master Servicer or the Special Servicer, as the case may be, to such an encumbrance shall be consistent with the Servicing Standard.

              (c) Nothing in this Section 3.08 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any additional lien or other encumbrance with respect to such Mortgaged Property.

              SECTION 3.09. Realization Upon Defaulted Mortgage Loans.

              (a) The Special Servicer shall, subject to subsections (b) through
(d) of this Section 3.09, exercise best efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, and which are not released from the Trust Fund pursuant to any other provision hereof, if the Special Servicer determines, consistent with the Servicing Standard, that such action would be in the best economic interest of the Trust; provided that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Additional Interest (other than the making of requests for its collection) unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Additional Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. The Special Servicer shall advance or direct the Master Servicer to advance, as contemplated by Section 3.19(d), all costs and expenses to be incurred on behalf of the Trust in any such proceedings, subject to each of the Master Servicer and the Special Servicer being entitled to reimbursement for any such advance as a Servicing Advance as provided in Section 3.05(a), and further subject to the Special Servicer's being entitled to pay out of the related Liquidation Proceeds any Liquidation Expenses incurred in respect of any Mortgage Loan, which Liquidation Expenses were outstanding at the time such proceeds are received. In connection with the foregoing, in the event of a default under any Mortgage Loan or Group of Cross-Collateralized Mortgage Loans that are secured by real properties located in multiple states, and such states include the State of California or another state with a statute, rule or regulation comparable to the State of California's "one action" rule, then the Special Servicer shall consult with Independent counsel regarding the order and manner in which the Special Servicer should foreclose upon or comparably proceed against such properties (the cost of such consultation to be advanced by the Master Servicer as a Servicing Advance, at the direction of the Special Servicer, subject to the Master Servicer's being entitled to reimbursement therefor as a Servicing Advance as provided in

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


Section 3.05(a)). When applicable state law permits the Special Servicer to select between judicial and non-judicial foreclosure in respect of any Mortgaged Property, the Special Servicer shall make such selection in a manner consistent with the Servicing Standard. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust, to make an offer on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to the following sentence or otherwise, all such offers to be made in a manner consistent with the Servicing Standard. If and when the Special Servicer or the Master Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of making an offer at foreclosure or otherwise, the Special Servicer or the Master Servicer, as the case may be, is authorized to have an Appraisal completed with respect to such property (the cost of which Appraisal shall be advanced by the Master Servicer as a Servicing Advance, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a), such Advance to be made at the direction of the Special Servicer when the Appraisal is obtained by the Special Servicer).

              (b) Notwithstanding any other provision of this Agreement, no Mortgaged Property shall be acquired by the Special Servicer on behalf of the Trust under such circumstances, in such manner or pursuant to such terms as would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by REMIC I at any given time constitutes not more than a de minimis amount of the assets of REMIC I within the meaning of Treasury regulation
Section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by Section 3.17(a), subject the Trust to the imposition of any federal income taxes under the Code. In addition, the Special Servicer shall not acquire any personal property on behalf of the Trust pursuant to this Section 3.09 unless either:

              (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

              (ii) the Special Servicer shall have obtained an Opinion of Counsel (the reasonable cost of which may be withdrawn from the Collection Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property by the Trust will not cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is outstanding or, subject to Section 3.17, cause the imposition of a tax on the Trust under the REMIC Provisions.

              (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Special Servicer nor the Master Servicer shall, on behalf of the Trustee, initiate foreclosure proceedings, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, have a receiver of rents appointed with respect to any Mortgaged Property, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless (as evidenced by an Officer's Certificate to such effect delivered to the

Trustee) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) of such Mortgaged Property performed within the 12-month period preceding such determination by an Independent Person who regularly conducts Phase I Environmental Assessments and such additional environmental testing, that:

              (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property; and

              (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and/or regulations or, if such circumstances or conditions are present for which any such action could be required, that taking such actions with respect to such Mortgaged Property and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property.

              The cost of such Phase I Environmental Assessment and any such additional environmental testing shall be advanced by the Master Servicer at the direction of the Special Servicer given in accordance with the Servicing Standard; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a). The cost of any remedial, corrective or other further actions contemplated by clause (i) and or clause (ii) of the preceding paragraph shall be payable directly out of the Collection Account.

              (d) If the environmental testing contemplated by Section 3.09(c) above establishes that either of the conditions set forth in clauses (i) and
(ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property, but including the sale of the affected Mortgage Loan) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage,
(i) the Special Servicer shall have notified the Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall not have objected to such release within 30 days of the Trustee's distributing such notice.

              (e) The Special Servicer shall provide written reports to the Trustee, the Controlling Class Representative and the Master Servicer monthly regarding any actions taken by the Special Servicer with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated in subsection (c) above has revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied or that any remedial, corrective or other further action contemplated by either such clause is required, in each case until the earliest to occur of (i) satisfaction of both such conditions and completion of all such remedial, corrective or other further action, (ii) repurchase of the related Mortgage Loan by the related Mortgage Loan Seller and (iii) release of the lien of the related Mortgage on such Mortgaged Property. The Trustee shall forward or make available electronically copies of all such reports to the Certificateholders and the Rating Agencies promptly following the receipt thereof.

              (f) The Special Servicer shall file on a timely basis the information returns with respect to the receipt of any mortgage interest received in a trade or business, the reports of foreclosures and abandonments and reports relating to any cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and deliver annually, in January of each year, to the Trustee an Officer's Certificate stating that all such reports that were required to be filed during the prior 12 months, have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

              (g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action. The Master Servicer, at the direction of the Special Servicer, shall advance the costs incurred in any such deficiency action, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a).

              (h) The Special Servicer shall maintain accurate records, certified by a Servicing Officer, of each Final Recovery Determination in respect of any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee, the Master Servicer and the Rating Agencies no later than the tenth Business Day following such Final Recovery Determination.

              SECTION 3.10. Trustee to Cooperate; Release of Mortgage Files.

              (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee and request delivery of the related Mortgage File by delivering thereto a Request for Release in the form of Exhibit E attached hereto signed by a Servicing Officer of the Master Servicer. Any such Request for Release shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.04(a) have been or will be so deposited. Upon receipt of such notice and request conforming in all material respects to the provisions hereof, the Trustee shall promptly release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall, if requested, promptly execute and deliver such documents furnished to it by such person and certified by such person as being necessary for such purpose. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

              (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), then, upon request of the Master Servicer or the Special Servicer and receipt therefrom of a Request for Release in the form of Exhibit E attached hereto signed by a Servicing Officer thereof, the Trustee shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be, and shall, if requested, promptly execute and deliver such documents furnished to it by such person and certified by such person as being necessary for such purpose. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Master Servicer or the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Special Servicer, as applicable.

              (c) The Trustee shall promptly execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents furnished by the Special Servicer and certified by it as being necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or for any other purpose necessary or advisable in the reasonable, good faith judgment of the Special Servicer; provided, however, that the Special Servicer shall be responsible for the preparation of all such documents and pleadings; and when submitted to the Trustee for signature, such documents or pleadings shall be accompanied by a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

              SECTION 3.11. Servicing Compensation; Interest on Servicing
                            Advances; Payment of Certain Expenses; Obligations of the Trustee Regarding Back-up Servicing Advances.

              (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each and every Mortgage Loan (including, without limitation, each and every Specially Serviced Mortgage Loan) and REO Loan. As to each Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue from time to time

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at the applicable Master Servicing Fee Rate on the basis of the same principal amount and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be changed or modified at any time following the Closing Date) and applicable law. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Master Servicing Fees earned with respect to any Mortgage Loan or REO Loan shall be payable monthly from payments of interest on such Mortgage Loan and REO Revenues allocable as interest on such REO Loan, as the case may be. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of the portion of any related Insurance Proceeds or Liquidation Proceeds allocable as interest on such Mortgage Loan or REO Loan, as the case may be. The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement or except as provided in Section 3.22(d). The Master Servicer shall, monthly out of its Master Servicing Fee, pay to any Sub-Servicer retained by the Master Servicer such Sub-Servicer's sub-servicing fee (including, without limitation, any Primary Servicing Fee, if applicable), to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

              (b) The Master Servicer shall be entitled to receive as additional servicing compensation:

              (i) all Net Default Charges, assumption fees, modification fees and any similar fees (excluding Prepayment Premiums), if any, actually collected in respect of any Mortgage Loan and allocable to the period that it was not a Specially Serviced Mortgage Loan;

              (ii) charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds, or similar fees, to the extent actually paid by a Borrower with respect to any Mortgage Loan;

              (iii) all Prepayment Interest Excesses, if any, collected on the Mortgage Loans (but only to the extent such Prepayment Interest Excesses collected during any Collection Period are greater than all Prepayment Interest Shortfalls incurred in respect of the Mortgage Loans during such Collection Period); and

              (iv) interest or other income earned on deposits in the Investment Accounts maintained by the Master Servicer, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Investment Account for each Collection Period and, in the case of a Servicing Account or Reserve Account, only to the extent such interest or other income is not required to be paid to any Borrower under applicable law or under the related Mortgage Loan documents);

provided that with respect to the items of additional servicing compensation set forth in clauses (i) and (ii) above, the Master Servicer shall, in turn, pay the amounts described therein to the related Sub-Servicer to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

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


              Notwithstanding anything to the contrary contained herein, any entity acting as Master Servicer shall be entitled to assign to an Affiliate the right to receive, for so long as (but only for so long as) such entity continues to act as Master Servicer, any or all of the items constituting additional servicing compensation contemplated by this Section 3.11(b).

              The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicer retained by it and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

              (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the same principal amount and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due (using for such purpose the principal deemed outstanding and the interest deemed due pursuant to the definition of Assumed P&I Payment) on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be modified at any time following the Closing Date) and applicable law. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account pursuant to Section 3.05(a).

              As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan, unless the basis on which such Mortgage Loan became a Corrected Mortgage Loan was the remediation of a circumstance or condition relating to the related Mortgage Loan Seller's obligation to repurchase such Mortgage Loan pursuant to Section 2.03, in which case, if such Mortgage Loan is repurchased within the applicable cure period following the related Mortgage Loan Seller's notice or discovery (whichever occurred earlier) of the Document Defect or breach giving rise to such repurchase obligation, no Workout Fee will be payable from or based upon the receipt of, any Purchase Price paid by the related Mortgage Loan Seller in satisfaction of such repurchase obligation. Furthermore, no Workout Fees will be payable from, or based upon, the receipt of any Liquidation Proceeds paid by any Majority Certificateholder of the Controlling Class, the Master Servicer or the Sole Certificateholder in connection with the purchase of, or the exchange of all the Certificates for, all the Mortgage Loans and any REO Properties in the Trust Fund pursuant to
Section 9.01 hereof. As to each Corrected Mortgage Loan, subject to the exceptions provided for in the preceding two sentences, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) and principal (including scheduled payments, prepayments and Balloon Payments at maturity) received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect

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


thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with clause (ii) of the first paragraph of Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the preceding sentence.

              As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff from the related Borrower or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by the Special Servicer pursuant to
Section 3.18, by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 3.18 or Section 9.01, or by Llama or SBRC pursuant to Section 2.03 within the applicable cure period of its discovery or notice (whichever occurred earlier) of the breach or Document Defect that gave rise to the repurchase obligation; other than in connection with the acquisition of any such Specially Serviced Mortgage Loan or REO Property by the Sole Certificateholder in exchange for Certificates pursuant to Section 9.01; and other than in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff and/or such Liquidation Proceeds (excluding any portion of such payoff and/or proceeds that represents accrued but unpaid Additional Interest with respect to an ARD Loan after its Anticipated Repayment Date or accrued but unpaid Default Interest); provided that no Liquidation Fee will be payable with respect to any such Specially Serviced Mortgage Loan that becomes a Corrected Mortgage Loan; and provided, further, that (without limiting the Special Servicer's right to any Workout Fee that is properly payable therefrom), no Liquidation Fee will be payable from, or based upon the receipt of, Liquidation Proceeds collected as a result of any purchase or other acquisition of a Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph or in connection with a condemnation or other governmental taking of a Mortgaged Property or REO Property.

              Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

              The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

              (d) The Special Servicer shall be entitled to receive as additional special servicing compensation:

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


              (i) (A) to the extent allocable to the period when any Mortgage Loan is a Specially Serviced Mortgage Loan or to the extent allocable to an REO Loan, any Net Default Charges actually collected on such Mortgage Loan or REO Loan, as the case may be, and (B) any assumption fees, modification fees or similar fees (excluding Prepayment Premiums) actually collected on or with respect to Specially Serviced Mortgage Loans or REO Loans; and

              (ii) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period).

              To the extent the amounts described in clause (i)(B) of the preceding paragraph are collected by the Master Servicer, the Master Servicer shall promptly pay such amounts to the Special Servicer and shall not be required to deposit such amounts in the Collection Account pursuant to Section 3.04(a). Additional servicing compensation to which the Master Servicer (or, if so provided by the applicable Sub-Servicing Agreement, any Sub-Servicer retained thereby) is entitled pursuant to Section 3.11(b) in the form of assumption fees, modification fees and any similar fees (excluding Prepayment Premiums) collected by the Special Servicer on Mortgage Loans that are not Specially Serviced Mortgage Loans or REO Loans, or in the form of charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds with respect to any Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans), shall be paid promptly to the Master Servicer by the Special Servicer.

              Notwithstanding anything to the contrary contained herein, any entity acting as Special Servicer shall be entitled to assign to an Affiliate the right to receive, for so long as (but only for so long as) such entity continues to act as Special Servicer, any or all of the items constituting additional special servicing compensation contemplated by this Section 3.11(d).

              The Special Servicer shall be required to pay out of its own funds all overhead, general and administrative expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicers retained by it and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account or the REO Account, do not constitute Servicing Advances and the Master Servicer is not required to advance such expenses at the direction of the Special Servicer, and the Special Servicer shall not be entitled to reimbursement except as expressly provided in this Agreement.

              (e) If the Master Servicer or Special Servicer is required under this Agreement to make a Servicing Advance, but neither does so within ten (10) days after such Servicing Advance is required to be made, then the Trustee, if it has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, shall give notice of such failure to the Master Servicer and/or the Special Servicer, as appropriate. If such Servicing Advance is not made by the Master Servicer or the Special Servicer within three
(3) Business Days after such notice then (subject to Section 3.11(g) below), the Trustee shall make such Servicing Advance. Any failure by the Master Servicer or the Special Servicer to make a Servicing Advance it is required to make hereunder shall

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


constitute an Event of Default by the Master Servicer or the Special Servicer, as the case may be, subject to and as provided in Section 7.01(a).

              (f) As and to the extent permitted by Section 3.05(a), the Master Servicer, the Special Servicer (to the extent it has not already been reimbursed for any such Servicing Advance by the Master Servicer) and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (out of its own funds) for so long as such Servicing Advance is outstanding, and such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan or REO Loan; and second, at any time coinciding with or following the reimbursement of such Servicing Advance, to the extent that any such Default Charges then on deposit in the Collection Account are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account. As and to the extent provided in Sections 3.03(a) and 3.05(a), the Master Servicer shall reimburse itself, the Special Servicer or the Trustee, as appropriate, for any Servicing Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account or a Servicing Account.

              (g) Notwithstanding anything to the contrary set forth herein, none of the Master Servicer, the Special Servicer or the Trustee shall be required to make any Servicing Advance (including, without limitation, an Emergency Advance) that it determines in its reasonable and good faith judgment would constitute a Nonrecoverable Servicing Advance. In addition, Nonrecoverable Servicing Advances shall be reimbursable pursuant to Section 3.05(a)(vii) out of general collections on the Mortgage Pool on deposit in the Collection Account. The determination by the Master Servicer, the Special Servicer or, if applicable or the Trustee, that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered promptly to the Trustee (or, if applicable, retained thereby), the Depositor and the Rating Agencies, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information, including, without limitation, engineers' reports, environmental surveys, inspection reports, rent rolls, income and expense statements or similar reports, that the Master Servicer or the Special Servicer may have obtained and that supports such determination. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer or the Special Servicer, as the case may be, may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of a Servicing Advance, obtain an Appraisal for such purpose at the expense of the Trust. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Special Servicer with respect to a particular Servicing Advance; and the Master Servicer and the Special Servicer shall each be entitled to rely on any determination of nonrecoverability that may have been made by the other such party with respect to a particular Servicing Advance.

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


              (h) Notwithstanding anything to the contrary set forth herein, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Collection Account any servicing expense that, if paid by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificate delivered promptly to the Trustee, the Depositor and the Rating Agencies, setting forth the basis for such determination and accompanied by any information that the Master Servicer or the Special Servicer may have obtained that supports such determination.

              SECTION 3.12. Inspections; Collection of Financial Statements.

              (a) Commencing in 2000, the Master Servicer, at its own expense, shall perform or cause to be performed physical inspections of each Mortgaged Property at least once every two (2) years (or, if the related Mortgage Loan has a then current balance greater than $2,000,000, at least once every year), provided that at least 50% of the Mortgaged Properties (by both number and aggregate Stated Principal Balances of the related Mortgage Loans) will be inspected each year by the Master Servicer (or an entity employed by the Master Servicer for such purpose) or, in accordance with the second succeeding sentence, by the Special Servicer. The Master Servicer shall be responsible for such inspections only in respect of (i) Mortgage Loans that are not Specially Serviced Mortgage Loans and (ii) Corrected Mortgage Loans. The Special Servicer shall, subject to statutory limitations or limitations set forth in the related Mortgage Loan documents, perform or cause to be performed a physical inspection of a Mortgaged Property (i) as soon as practicable after the servicing of the related Mortgage Loan is transferred thereto pursuant to Section 3.21(a), (ii) each year thereafter until such Mortgage Loan becomes a Corrected Mortgage Loan and (iii) at any time at the request and expense of the Controlling Class Representative. The Special Servicer shall be entitled to reimbursement of all out-of-pocket expenses incurred in connection with any inspection and such expenses shall constitute a Servicing Advance. The Master Servicer and the Special Servicer shall each prepare or cause to be prepared as soon as reasonably possible a written report of each such inspection performed or caused to be performed thereby detailing the condition of the Mortgaged Property and specifying the existence of (i) any vacancy in the Mortgaged Property that is, in the reasonable judgment of the Master Servicer or Special Servicer (or their respective designees), as the case may be, material and is evident from such inspection, (ii) any abandonment of the Mortgaged Property, (iii) any waste on or deferred maintenance in respect of the Mortgaged Property that is evident from such inspection or (iv) any capital improvements made that are evident from such inspection. The Master Servicer and Special Servicer each shall, within ten
(10) days of the completion thereof, deliver to the Depositor and the Controlling Class Representative and, upon request, deliver to the Trustee, each other and the Rating Agencies, a copy of each such written report prepared or caused to be prepared by or on behalf of it. Upon the request of any Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner (which prospective Certificateholder or Certificate Owner has been certified to it as such by a Certificateholder or a Certificate Owner), the Trustee shall request from the Master Servicer or the Special Servicer, as the case may be, and the Trustee shall make available to the requesting party, in accordance with Section 8.12(b), copies of the written reports prepared pursuant to this Section 3.12(a). In the absence of actual knowledge that the Master Servicer or the Special Servicer is in

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default under this Section 3.12(a), the Trustee shall have no obligation to confirm that inspections of the Mortgaged Properties are being performed in accordance with this Section 3.12(a).

              (b) The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts to collect or otherwise obtain promptly (from the related Borrower in the case of a Mortgage Loan) annual and quarterly operating statements and rent rolls of the related Mortgaged Property or REO Property (and financial statements of the related Borrower in the case of a Mortgage Loan), whether or not delivery of such items is required pursuant to the terms of the related Mortgage (which efforts shall include at least three (3) phone calls, followed by confirming correspondence, requesting such delivery). The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall promptly deliver copies of the collected items to the Depositor and the Controlling Class Representative and, upon request, to the Trustee, the Rating Agencies, and each other in accordance with
Section 4.02(b). Upon the request of any Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner (which prospective Certificateholder or Certificate Owner has been certified to it as such by a Certificateholder or Certificate Owner), the Trustee shall request from the Master Servicer or the Special Servicer, as the case may be, and the Trustee shall make available to the requesting party, in accordance with Section 8.12(b), copies of the documents collected pursuant to this Section 3.12(b).

              Within thirty (30) days after receipt by the Master Servicer or twenty (20) days after receipt by the Special Servicer of any annual operating statements with respect to any Mortgaged Property or REO Property, as applicable, each of the Master Servicer and the Special Servicer shall prepare or update (and, in the case of the Special Servicer, forward within such 20-day period to the Master Servicer in an electronic format reasonably acceptable to the Master Servicer) an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).

              (c) If, with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan), the Special Servicer has any questions for the related Borrower based upon the information received by the Special Servicer pursuant to
Section 3.12(a) or 3.12(b), the Master Servicer shall, in this regard and without otherwise changing or modifying its duties hereunder, reasonably cooperate with the Special Servicer in assisting the Special Servicer to contact and solicit information from such Borrower.

              SECTION 3.13. Annual Statement as to Compliance.

              Each of the Master Servicer and the Special Servicer will deliver to the Trustee, with a copy to the Depositor and each other, on or before April 15 of each year, beginning April 15, 2000, an Officer's Certificate stating that
(i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year, and of its performance under this Agreement during such calendar year, has been made under the signing officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has in all material respects fulfilled all of its obligations under this Agreement throughout the preceding calendar year, or, if there has been a material default in the

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


fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification or status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust or otherwise asserting a tax (other than ad valorem real property taxes or other similar taxes on REO Property) on the income or assets of, any portion of the Trust Fund from the Internal Revenue Service or from any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The signing officer shall have no personal liability with respect to the content of any such statement, and the Master Servicer or the Special Servicer, as the case may be, shall be deemed to have made such statement and shall assume any liability resulting therefrom.

              The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any Officer's Certificate delivered pursuant to this Section 3.13 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

              SECTION 3.14. Reports by Independent Public Accountants.

              On or before April 15 of each year, beginning April 15, 2000, each of the Master Servicer and the Special Servicer, at its expense, shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or Special Servicer, as applicable) and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Controlling Class Representative and the Trustee to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or the Special Servicer, as the case may be, which includes an assertion that the Master Servicer or the Special Servicer, as the case may be, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and on the basis of an examination conducted by such firm in accordance with standards set by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

              The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

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


              SECTION 3.15. Access to Certain Information.

              Each of the Master Servicer and the Special Servicer shall provide or cause to be provided to the other such party, the Depositor, the Trustee, the Controlling Class Representative and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the other assets of the Trust Fund that are within its control which may be required by this Agreement or by applicable law, except to the extent that (i) such documentation is subject to a claim of privilege under applicable law that has been asserted by the Certificateholders and of which the Master Servicer has received written notice or (ii) the Master Servicer or the Special Servicer is otherwise prohibited from making such disclosure under applicable law, or may be subject to liability for making such disclosure in the opinion of the counsel for the Master Servicer or Special Servicer (which counsel may be a salaried employee of the Master Servicer or Special Servicer). Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it. The Master Servicer and the Special Servicer shall each be permitted to affix a reasonable disclaimer to any information provided by it pursuant to this Section 3.15.

              SECTION 3.16. Title to REO Property; REO Account.

              (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer shall sell any REO Property by the end of the third calendar year following the year in which the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third calendar year following the year in which such acquisition occurred, will not result in the imposition of taxes on "prohibited transactions" of any REMIC Pool as defined in Section 860F of the Code or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any reasonable expense incurred by the Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust payable out of the Collection Account pursuant to Section 3.05(a). Any REO Extension shall be requested by the Special Servicer no later than 60 days before the end of the third calendar year following the year in which the Trust acquired ownership of the related REO Property.

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


              (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for all the REO Properties. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within two (2) Business Days of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received in respect of an REO Property. The Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested in Permitted Investments in accordance with
Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the other parties hereto of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

              (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Within one Business Day following the end of each Collection Period, the Special Servicer shall withdraw from the REO Account and deposit into the Collection Account or deliver to the Master Servicer (which shall deposit such amounts into the Collection Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

              (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

              SECTION 3.17. Management of REO Property.

              (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the Special Servicer determines from such review that:

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


              (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), then such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

              (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

              (iii) It would not be commercially reasonable to operate and manage such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, then the Special Servicer shall deliver to the Tax Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent reasonably possible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Tax Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the Trust's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the Tax Administrator shall (to the maximum extent reasonably possible) advise the Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income from such REO Property. After receiving the information described in the two preceding sentences from the Tax Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

              The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust with respect to such property without materially impairing its marketability and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to such REO Property. Both the Special Servicer and the Tax Administrator may consult with counsel knowledgeable in such matters at (to the extent reasonable) the expense of the Trust in connection with determinations required under this Section 3.17(a). Neither the Special Servicer nor the Tax Administrator shall be liable to the Certificateholders, the Trust, the other parties hereto or each other for errors in judgment made in good faith in the reasonable exercise of their discretion or in reasonable and good faith reliance on the advice of knowledgeable counsel while performing their respective responsibilities under this

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


Section 3.17(a) or, to the extent it relates to federal income tax consequences for the Trust, Section 3.17(b) below. Nothing in this Section 3.17(a) is intended to prevent the sale of a Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

              (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), result in the receipt by any REMIC Pool of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or in an Adverse REMIC Event in respect of any such REMIC. Except as provided in Section 3.17(a), the Special Servicer shall not enter into any lease, contract or other agreement that causes any REMIC Pool to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow any REMIC Pool to receive, any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including without limitation:

              (i) all insurance premiums due and payable in respect of such REO Property;

              (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

              (iii) any ground rents in respect of such REO Property; and

              (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Special Servicer shall direct the Master Servicer to make (and the Master Servicer shall so make) Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced in the manner contemplated by Section 3.11(g)) the Special Servicer or the Master Servicer determines, in its reasonable, good faith judgment, that such payment would be a Nonrecoverable Servicing Advance.

              (c) The Special Servicer may (and, except as otherwise permitted by Section 3.17(a), shall if it would avoid an Adverse REMIC Event) contract with any Independent Contractor for the operation and management of any REO Property, provided that:

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


              (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

              (ii) the fees of such Independent Contractor (which shall be expenses of the Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

              (iii) any such contract shall be consistent with the provisions of Treasury Regulation 'SS'1.856-4(b)(5) and, to the extent consistent therewith, shall be administered to require that the Independent Contractor, in a timely manner, (A) to the extent of available revenue from the REO Property, pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

              (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

              (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

              SECTION 3.18. Sale of Defaulted Mortgage Loans and REO Properties.

              (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03 and 9.01.

              (b) If the Special Servicer has determined, in its good faith and reasonable judgment, that any Defaulted Mortgage Loan will become the subject of a foreclosure sale or similar proceeding, and that the sale of such Mortgage Loan under the circumstances provided in this Section 3.18(b) or in Section 3.18(c) is in accordance with the Servicing Standard, then the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee shall, within ten (10) days after receipt of such notice, notify all the Certificateholders of the Controlling Class. The Majority Certificateholder of the Controlling Class may at its or their option purchase from the Trust, at a price equal to the applicable Purchase Price, any such Defaulted Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the

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


Certificateholder(s) effecting such purchase (or any designee thereof) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Certificateholder(s) effecting such purchase (or any designee thereof) ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Certificateholder(s) effecting such purchase (or any designee thereof).

              (c) If the Majority Certificateholder of the Controlling Class has not purchased any Defaulted Mortgage Loan described in the first sentence of
Section 3.18(b) within the period (the "Initial Option Period") ending on the earlier of (i) the 15th day after it has received written notice in respect thereof pursuant to Section 3.18(b) above, and (ii) the date of receipt by the Special Servicer of a written notice from the Majority Certificateholder of the Controlling Class that the Majority Certificateholder does not intend to exercise its purchase option (which written notice has been sent by the Majority Certificateholder of the Controlling Class to the Special Servicer with a copy to the Trustee and the Master Servicer) then the Special Servicer may purchase such Mortgage Loan from the Trust at a price equal to the Purchase Price within ten (10) days after the expiration of the Initial Option Period.

              If the Special Servicer has not purchased any Defaulted Mortgage Loan described in the first sentence of Section 3.18(b) within the period (the "Second Option Period") ending on the earlier of (i) the 10th day after the expiration of the Initial Option Period, and (ii) the date of receipt by the Master Servicer of a written notice from the Special Servicer that the Special Servicer does not intend to exercise its purchase option (which written notice has been sent by the Special Servicer to the Master Servicer with a copy to the Majority Certificateholder of the Controlling Class and the Trustee), then the Master Servicer may purchase such Mortgage Loan from the Trust at a price equal to the Purchase Price until the earlier of (i) the 10th day after the expiration of the Second Option Period, and (ii) the date of receipt by the Special Servicer of a written notice from the Master Servicer that the Master Servicer does not intend to exercise its purchase option (which written notice has been sent by the Master Servicer to the Special Servicer with a copy to the Majority Certificateholder of the Controlling Class and the Trustee).

              The Purchase Price for any such Mortgage Loan purchased under this subsection (c) shall be deposited into the Collection Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

              (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than

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


customary warranties of title, loan status, condition and similar customary matters, if liability for breach thereof is limited to recourse against the Trust) for a period of not less than 15 days. Unless the Special Servicer determines that acceptance of any offer would not be in the best economic interests of the Trust, the Special Servicer shall accept the highest cash offer received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any offer determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09 and, otherwise, in accordance with the Servicing Standard.

              The Special Servicer shall use its best efforts to solicit cash offers for each REO Property in such manner as will be reasonably likely to realize a fair price for such property within the time period provided for by
Section 3.16(a). The Special Servicer shall accept the first (and, if multiple offers are received contemporaneously, highest) cash offer received from any Person that constitutes a fair price (determined pursuant to Section 3.18(e) below) for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 3.18(e) below) for any REO Property within the time constraints imposed by
Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash offer, regardless of from whom received.

              The Special Servicer shall give the Trustee, the Controlling Class Representative and the Master Servicer not less than two (2) Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit an offer to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

              (e) Whether any cash offer constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer or, if such cash offer is from an Interested Person, by the Trustee. In determining whether any offer received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with this Agreement within the preceding 12-month period or, in the absence of any such Appraisal, on a narrative appraisal prepared by a Qualified Appraiser, retained by the Special Servicer. Such appraiser shall be selected by the Special Servicer if neither the Special Servicer nor any Affiliate thereof is making an offer with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Trustee if the Special Servicer or an Affiliate thereof is making such an offer. The cost of any such narrative appraisal shall be advanced by the Master Servicer, at the direction of the Special Servicer, and shall constitute a Servicing Advance. When any Interested Person is among those making an offer with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all offers be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the offered amount. In determining whether any offer from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account

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


(in addition to the results of any Appraisal, updated Appraisal or narrative Appraisal that it may have obtained pursuant to this Agreement within the prior twelve (12) months), and in determining whether any offer from an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). Notwithstanding the other provisions of this
Section 3.18, no cash offer from any Interested Person or any Affiliate thereof in an amount less than the related Purchase Price shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such offer is the highest cash offer received and at least two additional offers (not including the offers of Interested Persons or any Affiliates thereof) have been received from Independent third parties reflecting prices less than the related Purchase Price. The Purchase Price for any Defaulted Mortgage Loan or REO Property shall in all cases be deemed a fair price.

              (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective offerors, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating offers without obligation to deposit such amounts into the Collection Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust (except such recourse imposed by those representations and warranties typically given in such transactions, any prorations applied thereto and any customary closing matters), and if such sale is consummated in accordance with the terms of this Agreement, none of the Special Servicer, the Master Servicer or the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

              (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless, as evidenced by an Opinion of Counsel, changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

              (h) Notwithstanding any of the foregoing paragraphs of this
Section 3.18, the Special Servicer shall not be obligated to accept the highest cash offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders, and the Special Servicer may accept a lower cash offer (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower offer are more favorable).

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


              SECTION 3.19. Additional Obligations of the Master Servicer, the
                            Special Servicer and the Depositor.

              (a) The Master Servicer shall maintain at its Primary Servicing Office and shall, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or Certificate Owner or any Person identified to the Master Servicer as a prospective transferee of a Certificate or an interest therein, copies of the Servicing Files; provided that, if the Master Servicer reasonably and in good faith determines that any item of information contained in such Servicing Files is of a nature that it should be conveyed to all Certificateholders at the same time, it shall, as soon as reasonably possible following its receipt of any such item of information, disclose such item of information to the Trustee as part of the reports to be delivered to the Trustee by the Master Servicer pursuant to Section 4.02(b), and until the Trustee has either disclosed such information to all Certificateholders in a Distribution Date Statement or has properly filed such information with the Commission on behalf of the Trust under the Exchange Act, the Master Servicer shall be entitled to withhold such item of information from any Certificateholder or Certificate Owner or prospective transferee of a Certificate or an interest therein; and provided, further, that the Master Servicer shall not be required to make particular items of information contained in the Servicing File for any Mortgage Loan available to any Person if the disclosure of such particular items of information is expressly prohibited by applicable law or the provisions of any related Mortgage Loan documents or if such documentation is subject to claim of privilege under applicable law that can be asserted by the Certificateholders; and provided, further, that, except in the case of the Rating Agencies, the Master Servicer shall be entitled to recover from any Person reviewing the Servicing Files pursuant to this Section 3.19(a) its reasonable "out-of-pocket" expenses incurred in connection with making the Servicing Files available to such Person. Except as set forth in the provisos to the preceding sentence, copies of all or any portion of any Servicing File are to be made available by the Master Servicer upon request; however, the Master Servicer shall be permitted to require payment of a sum sufficient to cover the reasonable out-of-pocket costs and expenses of providing such service. The Special Servicer shall, as to each Specially Serviced Mortgage Loan and REO Property, promptly deliver to the Master Servicer a copy of each document or instrument added to the related Servicing File, and the Master Servicer shall in no way be in default under this Section 3.19(a) solely by reason of the Special Servicer's failure to do so.

              In connection with providing access to or copies of the items described in the preceding paragraph, the Master Servicer may require, unless the Depositor directs otherwise, (a) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a beneficial holder of Certificates and will otherwise keep such information confidential, and (b) in the case of a prospective purchaser, written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by the acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Depositor grants written permission to the contrary. The Master Servicer shall not be liable for the dissemination of information in accordance with this Section 3.19(a).

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


              (b) Within sixty (60) days (or within such longer period as the Master Servicer or the Special Servicer, as applicable, is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain the Appraisal referred to below ) after the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 90th day following the occurrence of any uncured delinquency in Scheduled P&I Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (iv) the date on which the Borrower under any Mortgage Loan becomes the subject of bankruptcy, insolvency or similar proceedings, and (v) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan and any related REO Loan, until it ceases to be such in accordance with the following paragraph, a "Required Appraisal Loan"), the Master Servicer or the Special Servicer (whichever is then responsible for servicing such Mortgage Loan) shall obtain an Appraisal of the related Mortgaged Property (unless an Appraisal thereof had previously been obtained within the prior twelve months). The cost of such Appraisal shall be advanced by the Master Servicer, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a), and such Advance shall be made at the direction of the Special Servicer when the Appraisal is obtained by the Special Servicer.

              With respect to each Required Appraisal Loan (unless such loan has become a Corrected Mortgage Loan and has remained current for at least twelve
(12) consecutive Scheduled P&I Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding twelve months, in which case it will cease to be a Required Appraisal Loan), the Special Servicer shall, within thirty (30) days of each anniversary of such loan becoming a Required Appraisal Loan, order an update of the prior Appraisal (the cost of which shall be advanced by the Master Servicer as a Servicing Advance at the direction of the Special Servicer, subject to the Master Servicer's right to reimbursement as provided in Section 3.05(a)). Based upon such Appraisal, the Special Servicer shall redetermine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such loan.

              At any time that any Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative may, at its own expense, obtain and deliver to the Master Servicer, the Special Servicer and the Trustee an Appraisal of the related Mortgaged Property or REO Property, as the case may be. If the appraiser that performed, and the appraised value reflected in, the Appraisal obtained by the Controlling Class Representative are different from the appraiser that performed, and the appraised value reflected in, the Appraisal used to determine such Appraisal Reduction Amount, then the Special Servicer shall, at the request and expense of the Controlling Class Representative, retain a third Qualified Appraiser mutually acceptable to the Special Servicer and the Controlling Class Representative to decide which of those two Appraisals more closely reflects the then-value of the related Mortgaged Property. If that third Qualified Appraiser selects the Appraisal delivered by the Controlling Class Representative, then the Special Servicer shall recalculate the Appraisal Reduction Amount in respect of such Required Appraisal Loan based on the Appraisal delivered by the Controlling Class Representative and notify the Trustee, the Master Servicer and the Controlling Class Representative of such recalculated Appraisal Reduction Amount.

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


              (c) The Master Servicer and the Special Servicer shall each deliver to the other and to the Trustee (for inclusion in the Mortgage File), the Underwriters, the Controlling Class Representative and the Rating Agencies copies of all Appraisals, environmental reports and engineering reports (or, in each case, updates thereof) obtained with respect to any Mortgaged Property or REO Property.

              (d) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, subject to the second following paragraph, to reimburse the Special Servicer for any Servicing Advances made by the Special Servicer, but not previously reimbursed (whether pursuant to Section 3.05(a), this Section 3.19(d) or otherwise) to the Special Servicer, and to pay the Special Servicer interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten (10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this Section 3.19(d), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer originally made such Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Advance, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance.

              Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer (i) is required under any other provision of this Agreement to direct the Master Servicer to make a Servicing Advance or (ii) is otherwise aware a reasonable period in advance that it is reasonably likely that the Special Servicer will incur a cost or expense that will, when incurred, constitute a Servicing Advance, the Special Servicer shall (in the case of clause (i) preceding), and shall use reasonable efforts to (in the case of clause (ii) preceding), request that the Master Servicer make such Servicing Advance, such request to be made in writing and in a timely manner that does not materially and adversely affect the interests of any Certificateholder and at least five (5) Business Days prior to the date on which such Servicing Advance is first required to be made; provided, however, that the Special Servicer shall have an obligation to make any Emergency Advance or any other Servicing Advance with respect to which it would, under the circumstances, be inconsistent with the Servicing Standard for the Special Servicer to request that the Master Servicer make such Servicing Advance (in lieu of making such Servicing Advance itself and seeking reimbursement therefor as provided herein); and provided, further, that the Special Servicer shall, with respect to Specially Serviced Mortgage Loans and REO Properties, make any Servicing Advance that it fails to timely request the Master Servicer to make. The Master Servicer shall (subject to the following paragraph) have the obligation to make any such Servicing Advance that it is requested by the Special Servicer to make within five (5) Business Days of the Master Servicer's receipt of such request. Subject to the foregoing, the Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it timely requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance), other than an Emergency Advance or any other Servicing Advance with respect to which it would, under the circumstances, be inconsistent with the Servicing Standard for the Special Servicer to request that the Master Servicer make such Servicing Advance (in lieu of making such Servicing Advance itself and seeking reimbursement

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


therefor as provided herein). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advance made thereby.

              Notwithstanding the foregoing provisions of this Section 3.19(d) or any other provision of this Agreement to the contrary, the Master Servicer shall not be required to reimburse the Special Servicer out of the Master Servicer's own funds for, or make at the Special Servicer's direction, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that the Servicing Advance which the Special Servicer is directing the Master Servicer to reimburse it for or make hereunder, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is or would be, if made, a Nonrecoverable Servicing Advance. The Master Servicer shall notify the Special Servicer and the Trustee in writing of such determination. Such notice shall not obligate the Special Servicer to make such Servicing Advance.

              At such time as the aggregate Stated Principal Balance of the Mortgage Pool (calculated without regard to any Specially Serviced Mortgage Loan or REO Loan) is less than 5.0% of the Initial Pool Balance, each of the Master Servicer and the Special Servicer shall (i) notify the other prior to making any Advance with respect to any particular Mortgage Loan or REO Property, if such Advance, together with all other Advances then outstanding in respect of the same Mortgage Loan or REO Property, as the case may be, is in excess of 50% of the then Appraised Value of the related Mortgaged Property or such REO Property, as applicable, (ii) without otherwise changing or modifying its duties hereunder, reasonably cooperate with the other party in providing to the other party such information as the other party may reasonably request relating to such Advance including, without limitation and to the extent not previously provided, copies of the most recently obtained inspection report and appraisal with respect to any particular Mortgage Loan or REO Property and (iii) provide to the other party a reasonable description of any workout, modification, waiver, amendment and/or assumption.

              (e) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate of all Prepayment Interest Shortfalls incurred (reduced (to not less than zero) by the aggregate of all Prepayment Interest Excesses collected) in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period, and (ii) that portion of its aggregate Master Servicing Fee for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan, calculated at 0.04% per annum.

              (f) Except under the same circumstances that it would be permitted to waive a prepayment lockout provision in the subject Mortgage Loan pursuant to
Section 3.20(a), neither the Master Servicer nor the Special Servicer shall consent to any Borrower's prepaying its Mortgage Loan, partially or in its entirety, if the Borrower would be prohibited from doing so without such consent.

              (g) The Master Servicer shall not exercise any discretionary right it has with respect to any Mortgage Loan pursuant to the related Mortgage Note or Mortgage to apply any

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amounts maintained as an escrow or reserve to the principal balance of such
Mortgage Loan except in the case of a default thereunder.

              (h) The Depositor shall pay, without any right of reimbursement therefor, the post-Closing Date fees of the Rating Agencies for ongoing surveillance of the Rated Certificates, but shall not be required to pay without reimbursement the fees charged by any Rating Agency for a (i) rating confirmation with respect to any Class of Rated Certificates or (ii) in connection with any other particular matter.

              (i) For so long as any Mortgage Loan is included in the Trust, the Special Servicer shall not (i) acquire a direct interest in the related Borrower, (ii) enter into a lending arrangement with the related Borrower or
(iii) enter into a lending arrangement with any Affiliate of the related Borrower that is secured by an interest in the related Borrower.

              SECTION 3.20. Modifications, Waivers, Amendments and Consents.

              (a) The Special Servicer (as to Specially Serviced Mortgage Loans) and, to the limited extent permitted below, the Master Servicer (as to Performing Mortgage Loans) each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive or defer the payment of interest (including, without limitation, Default Interest and Additional Interest) on and principal of, forgive Default Charges and Prepayment Premiums on, permit the release, addition or substitution of collateral securing, and/or permit the release of the Borrower on or any guarantor of any such Mortgage Loan it is required to service and administer hereunder, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

              (i) other than as expressly provided in Section 3.02 (with respect to Default Charges), Section 3.08 (with respect to due-on-sale and due-on-encumbrance clauses) and Section 3.20(f) (with respect to Additional Interest), the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to any Performing Mortgage Loan without the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with all information that the Special Servicer may reasonably request in order to withhold or grant any such consent, (B) the Special Servicer (for no additional compensation) shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly denied within ten (10) Business Days of the Special Servicer's receipt from the Master Servicer of all information reasonably requested thereby in order to make an informed decision, such consent shall be deemed to have been granted);

              (ii) other than as provided in Sections 3.02 and 3.08, the Special Servicer shall not, as applicable, agree to or consent to the Master Servicer's agreeing to any modification, waiver or amendment of any term of, or take or consent to the Master Servicer's taking any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Special Servicer's good faith and reasonable judgment, would materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, unless a material default on such Mortgage Loan has occurred or, in the Special Servicer's good faith and reasonable judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), than would liquidation;

              (iii) the Special Servicer may not, in connection with any particular extension, (A) extend or consent to the Master Servicer's extending the maturity date of any Mortgage Loan beyond a date that is two (2) years prior to the Rated Final Distribution Date, (B) in the case of a Mortgage Loan secured solely by a Mortgage on the applicable Borrower's leasehold interest in all or any material portion of the related Mortgaged Property (but not by a Mortgage on the fee interest in such Mortgaged Property or portion thereof), extend or consent to the Master Servicer's extending the maturity date of such Mortgage Loan beyond a date that is ten (10) years prior to the expiration of the related Ground Lease or (C) in the case of a Mortgage Loan that is a Balloon Mortgage Loan, extend or consent to the Master Servicer's extending the maturity date beyond the amortization term thereof (as determined without regard to the Balloon Payment);

              (iv) neither the Master Servicer nor the Special Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) or in
       Section 3.08 with respect to, any Mortgage Loan that would cause an Adverse REMIC Event for any REMIC Pool or an Adverse Grantor Trust Event for any Grantor Trust Pool (it being acknowledged and agreed that neither the Master Servicer nor the Special Servicer shall be liable for decisions made under this subsection which were made in good faith; and, unless it would be contrary to the Servicing Standard to do so, each of the Master Servicer and the Special Servicer may rely on Opinions of Counsel in making such decisions);

              (v) unless required pursuant to the related Mortgage Loan documents and applicable law, the Special Servicer shall not, as applicable, permit or consent to the Master Servicer's permitting any Borrower to add or substitute any collateral for an outstanding Mortgage Loan, which additional or substitute collateral constitutes real property, unless and until (A) the Special Servicer shall have obtained written confirmation from each Rating Agency that such action would not result in a qualification, downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates and (B) the Special Servicer shall have first determined in accordance with the Servicing Standard, based upon a Phase I Environmental Assessment (and such additional environmental testing as the Special Servicer deems necessary and appropriate) prepared within the 12-month period prior to such determination by an Independent Person who regularly conducts Phase I Environmental Assessments (and such additional environmental testing), at the expense of the Borrower, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations; and

              (vi) unless required pursuant to the related Mortgage Loan documents and applicable law, or unless the subject release is a de minimis release in the nature of a curb-cut or easement, the Special Servicer shall not, as applicable, release or consent to the Master Servicer's releasing any collateral securing an outstanding Mortgage Loan (including, without limitation, as part of a substitution of collateral), except in connection with a payment in full or, subject to the other provisions of this Section 3.20, a discounted payoff of such Mortgage Loan, or except as provided in Section 3.09(d), or except where the Rating Agencies have provided written confirmation that such action would not result in a qualification, downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates and (A) either (1) the use of the collateral to be released will not, in the Special Servicer's good faith and reasonable judgment, materially and adversely affect the Net Cash Flow being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal paydown of such Mortgage Loan in an amount at least equal to, or a delivery of substitute collateral with an appraised value at least equal to, the appraised value of the collateral to be released and (B) the remaining Mortgaged Property and any substitute collateral is, in the Special Servicer's good faith and reasonable judgment, adequate security for the remaining Mortgage Loan;

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (vi) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically, or results from the exercise of a unilateral option by the Borrower within the meaning of Treasury Regulations Section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Closing Date, and (y) notwithstanding clauses (i) through (vi) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower if in their reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

              (b) Neither the Master Servicer nor the Special Servicer shall have any liability to the Trust, the Certificateholders or any other Person if the Special Servicer's analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) (with respect to Specially Serviced Mortgage Loans) is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Special Servicer and the Special Servicer has complied with the Servicing Standard in ascertaining the pertinent facts. Each such determination shall be evidenced by an Officer's Certificate to such effect to be delivered by the Special Servicer to the Trustee.

              (c) Any payment of interest, which is deferred pursuant to Section 3.20(a), shall not, solely for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; provided,

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


however, that this provision is in no way intended to affect amounts actually due and owing from the related Borrower under such Mortgage Loan.

              (d) The Master Servicer and the Special Servicer each may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing (except with respect to any waiver pursuant to subsection (f) below), the granting of which is within the Master Servicer's or Special Servicer's, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Borrower pay to it, as additional servicing compensation, a reasonable and customary fee (not to exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

              (e) All modifications, waivers, amendments and other actions entered into or taken in respect of the Mortgage Loans pursuant to the preceding subsections of this Section 3.20 shall be in writing. Each of the Master Servicer and the Special Servicer shall notify the other such party, the Trustee and the Controlling Class Representative, in writing, of any modification, waiver, amendment or other action entered into or taken in respect of any Mortgage Loan pursuant to this Section 3.20 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten (10) Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Special Servicer pursuant to Section 3.20(a) above, the Special Servicer shall deliver to the Master Servicer, the Trustee and the Controlling Class Representative an Officer's Certificate setting forth in reasonable detail the basis of the determination made by it pursuant to clause (i) of Section 3.20(a).

              (f) With respect to any ARD Loan after its Anticipated Repayment Date, the Master Servicer shall be permitted, in its discretion, to waive (such waiver to be in writing addressed to the related Borrower, with a copy to the Trustee) all or any accrued Additional Interest if, prior to the related maturity date, the related Borrower has requested the right to prepay the Mortgage Loan in full together with all other payments required by the Mortgage Loan in connection with such prepayment except for such accrued Additional Interest, provided that the Master Servicer's determination to waive the right to such accrued Additional Interest is reasonably likely to produce a greater payment to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) than a refusal to waive the right to such accrued Additional Interest. The Master Servicer will have no liability to the Trust, the Certificateholders or any other person so long as such determination is based on such criteria.

              (g) With respect to any Mortgage Loan which permits release of the related Mortgaged Property through the exercise of a Defeasance Option, the Master Servicer shall, to the extent consistent with and permitted by the applicable Mortgage Loan documents, permit the exercise of such Defeasance Option on any Due Date occurring more than two (2) years after the Startup Day (the "Release Date") only upon the satisfaction of the following conditions:

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


              (i) No event of default shall exist under the related Mortgage
       Note;

              (ii) The Borrower shall have paid on such Release Date (A) all interest accrued and unpaid on the principal balance of the related Mortgage Note to and including the Release Date; (B) all other sums, excluding scheduled interest or principal payments due under such Mortgage Note after the Release Date and (C) any costs and expenses incurred in connection with such release;

              (iii) The Borrower shall have delivered Defeasance Collateral (or cash sufficient for the Master Servicer to acquire Defeasance Collateral (which the Master Servicer shall do promptly)) providing payments on or prior to all successive scheduled payment dates from the Release Date to the related Stated Maturity Date, and in an amount equal to or greater than the scheduled payments due on such dates under the Mortgage Loan; provided that, for purposes of the foregoing, in the case of an ARD Loan, such Mortgage Loan shall be deemed to be a Balloon Loan that matures on its Anticipated Repayment Date;

              (iv) The Borrower shall have delivered a security agreement granting the Trust a first priority security interest in the Defeasance Collateral;

              (v) The Master Servicer shall have received an Opinion of Counsel from the related Borrower (which shall be an expense of the related Borrower) to the effect that the Trust has a first priority security interest in the Defeasance Collateral and that the assignment thereof is valid and enforceable;

              (vi) The Master Servicer shall have obtained at the related Borrower's expense a certificate from an Independent certified public accountant certifying that the Defeasance Collateral complies with the requirements of the related Mortgage Note;

              (vii) If such Mortgage Loan so requires and provides for the related Borrower to pay the cost thereof, the Master Servicer shall have obtained an Opinion of Counsel from the related Borrower to the effect that such release would not cause any REMIC Pool to fail to qualify as a REMIC, or either Grantor Trust Pool to fail to qualify as a Grantor Trust, at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions;

              (viii) The Borrower shall have provided evidence to the Master Servicer demonstrating that the lien of the related Mortgage is being released to facilitate the disposition of the Mortgaged Property or another customary commercial transaction, and not as part of an arrangement to collateralize the Certificates with obligations that are not real estate mortgages; and

              (ix) The Master Servicer shall have delivered to each Rating Agency copies of the Opinion of Counsel and certificate referenced in clauses (g)(v) and (g)(vi) above and shall have obtained written confirmation from each Rating Agency that the related Borrower's exercise of such Defeasance Option would not result in a qualification, downgrade or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates.

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


              In connection with the related Borrower's exercise of the Defeasance Option under any Defeasance Loan, subject to the related Mortgage Loan documents, the Master Servicer shall not consent to a new Person becoming the Borrower on the subject Defeasance Loan unless either such new Person is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan or the Defeasance Loan is not, and was not at any time, a personal liability (without regard to customary exceptions) of the Borrower.

              SECTION 3.21. Transfer of Servicing Between Master Servicer and
                            Special Servicer; Record Keeping.

              (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall promptly give notice thereof, and deliver the related Servicing File and, to the extent received from the related Mortgage Loan Seller, a copy of the related Mortgage File to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five (5) Business Days of the occurrence of each related Servicing Transfer Event. The Special Servicer may, with respect to any delinquent Mortgage Loan, prior to the occurrence of a Servicing Transfer Event with respect thereto, request and obtain the foregoing documents and information in order to perform its duties described in Section 3.02.

              Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Special Servicer shall promptly give notice thereof, and return the related Servicing File (or a copy thereof to the extent a copy had been received by the Special Servicer), to the Master Servicer (using its reasonable efforts to do so within five (5) Business Days) and upon giving such notice, and returning such Servicing File (or copy thereof), to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

              Notwithstanding other provisions in this Agreement to the contrary, the Master Servicer shall remain responsible for the accounting, data collection, reporting (based on reports delivered by the Special Servicer) and other basic Master Servicer administrative functions with respect to Specially Serviced Mortgage Loans, provided that the Special Servicer shall establish procedures for the Master Servicer as to the application of receipts and tendered payments and shall have the exclusive responsibility for and authority over all contacts (including billing and collection) with and notices to Borrowers and similar matters relating to each Specially Serviced Mortgage Loan and the related Mortgaged Property.

              Also notwithstanding anything herein to the contrary, in connection with the transfer to the Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the Master Servicer and the Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at any time that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Group.

              (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee originals of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and shall provide to the Trustee and the Master Servicer copies of any additional related Mortgage Loan information, including correspondence with the related Borrower generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

              (c) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information, consents and documents required to be given or delivered by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given or delivered, as the case may be, without the necessity of any action on such Person's part.

              SECTION 3.22. Sub-Servicing Agreements.

              (a) The Master Servicer and, subject to Section 3.22(f), the Special Servicer, may each enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement and does not subject the Trust to any liability; (ii) expressly or effectively provides that if the Master Servicer or Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), any successor to the Master Servicer or the Special Servicer, as the case may be, hereunder (including the Trustee if the Trustee has become such successor pursuant to Section 7.02) may thereupon either assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or Special Servicer, as the case may be, under such agreement or, subject to the provisions of Section 3.22(d), terminate such rights and obligations, in either case without payment of any fee except as set forth in Section 3.22(d); (iii) prohibits the Sub-Servicer from modifying any Mortgage Loan or commencing any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer or the Special Servicer; (iv) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides (unless the Special Servicer agrees otherwise) that such agreement shall be suspended or terminated with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and also expressly or effectively provides (unless the Special Servicer agrees otherwise) that the Sub-Servicer shall not receive or accrue an entitlement to any sub-servicing compensation in respect of a Specially Serviced Mortgage Loan or an REO Loan; and (v) in the case of a Sub-Servicing Agreement entered into by the Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer, as the case may be, hereunder to make Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be, and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(f) and/or Section 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other such party, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents; provided that the foregoing requirements set forth in this sentence shall not apply in the case of the Sub-Servicing Agreements in effect or being negotiated as of the Closing Date that are listed on Schedule II hereto or in the case of the Sub-Servicers thereunder.

              (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans it is to service are situated, if and to the extent required by applicable law, and (ii) shall be an approved conventional seller/servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-Approved Servicer.

              (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust) each monitor the performance and enforce the obligations of its Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the terms of this Agreement, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as the case may be, in its good faith business judgment, would require were it the owner of the Mortgage Loans.

              (d) With respect to the Sub-Servicing Agreements in effect or being negotiated as of the Closing Date that are listed on Schedule II hereto, the initial Master Servicer hereby agrees that it shall not, in its capacity as Master Servicer, terminate any Sub-Servicer thereunder without cause. In the event of the resignation, removal or other termination of the initial Master Servicer (or any successor Master Servicer) hereunder for any reason, the successor to the initial Master Servicer (or to such successor Master Servicer) shall elect, with respect to any Sub-Servicing Agreement referred to in the preceding sentence existing at the time of such termination (i) to assume the rights and obligations of the predecessor Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee), (ii) to enter into a new Sub-Servicing Agreement with the related Sub-Servicer and on such terms as the new Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any

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such new Sub-Servicing Agreement, to enter into or continue negotiations with the new Master Servicer or to resign if such new Sub-Servicing Agreement is not mutually agreed upon) or (iii) to terminate such Sub-Servicing Agreement without cause, provided that no Sub-Servicer under a Sub-Servicing Agreement referred to in the first sentence of this Section 3.22(d), may be terminated without cause unless it receives Sub-Servicer Termination Compensation. For purposes hereof, a Sub-Servicer under a Sub-Servicing Agreement referred to in the first sentence of this Section 3.22(d), shall receive "Sub-Servicer Termination Compensation" if any successor Master Servicer elects to terminate such Sub-Servicer without cause, in which case such successor Master Servicer shall pay to such Sub-Servicer a fee (a "Sub-Servicer Termination Fee") in an amount equal to six (6) times the product of (i) the Primary Servicing Fee Rate in effect under such Sub-Servicing Agreement at the time of such Sub-Servicer's termination and (ii) the then-current outstanding principal balance of the Mortgage Loans serviced by such Sub-Servicer. Nothing in the foregoing provisions of this Section 3.22(d) shall limit the ability of the initial or a successor Master Servicer to terminate a Sub-Servicer at any time for cause; provided, however, that the parties hereto understand and agree that the refusal or failure of a Sub-Servicer under a Sub-Servicing Agreement referred to in the first sentence of this Section 3.22(d), to enter into or continue negotiations with a successor Master Servicer concerning a new Sub-Servicing Agreement shall not constitute cause for termination. It shall be the corporate obligation (not reimbursable by the Trust or any of the other parties to this Agreement) of the Person, who as successor Master Servicer, terminates any Sub-Servicer without cause, to pay Sub-Servicer Termination Compensation to such terminated Sub-Servicer. References in this Section 3.22(d) to Master Servicer, successor Master Servicer or subsequent successor Master Servicer shall mean the Trustee, if it is then Master Servicer, successor Master Servicer or subsequent Master Servicer pursuant to the operation of Section 7.02.

              (e) In the event the Trustee or its designee assumes the rights and obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, the Master Servicer or the Special Servicer, as the case may be, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

              (f) Notwithstanding anything herein to the contrary, if the Special Servicer intends to retain a Sub-Servicer to perform substantially all of its duties hereunder and such Sub-Servicer has not been assigned a special servicer rating by Fitch (to the extent Fitch still provides such ratings at that time) at least equal to the special servicer rating then assigned to the Special Servicer, then the Special Servicer shall not retain such Sub-Servicer until it has obtained written confirmation from each Rating Agency that the retention of such Sub-Servicer will not result in a qualification, downgrade or withdrawal of any rating then assigned by such Rating Agency to the Certificates. The Special Servicer shall provide each Rating Agency with notice of its execution and delivery of a Sub-Servicing Agreement, which notice shall include the name and address of the related Sub-Servicer and a list of the Mortgage Loans covered.

              (g) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall each remain obligated and liable to the Trustee and the Certificateholders for the performance of its obligations and duties under this Agreement in accordance with the provisions

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hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans for which it is responsible.

              SECTION 3.23. Controlling Class Representative.

              (a) The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled in accordance with this Section 3.23 to select a representative (the "Controlling Class Representative") having the rights and powers specified in this Agreement (including those specified in Section 3.24) or to replace an existing Controlling Class Representative. Upon (i) the receipt by the Trustee of written requests for the selection of a Controlling Class Representative from the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) a determination by the Trustee that the Controlling Class has changed, the Trustee shall promptly notify the Depositor and the Holders (and, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, the Certificate Owners) of the Controlling Class that they may select a Controlling Class Representative. Such notice shall set forth the process established by the Trustee in order to select a Controlling Class Representative, which process may include the designation of the Controlling Class Representative by the Majority Certificateholder of the Controlling Class by a writing delivered to the Trustee. No appointment of any Person as a Controlling Class Representative shall be effective until such Person provides the Trustee, the Master Servicer and the Special Servicer with written confirmation of its acceptance of such appointment, an address and telecopy number for the delivery of notices and other correspondence and a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers).

              (b) Within ten (10) Business Days (or as soon thereafter as practicable if the Controlling Class consists of Book-Entry Certificates) of receiving a request therefor from the Master Servicer or Special Servicer, the Trustee shall deliver to the requesting party the identity of the Controlling Class Representative and a list of each Holder (or, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, each Certificate Owner) of the Controlling Class, including, in each case, names and addresses. With respect to such information, the Trustee shall be entitled to conclusively rely on information provided to it by the Holders (or, in the case of Book- Entry Certificates, subject to Section 5.06, by the Depository or the Certificate Owners) of such Certificates, and the Master Servicer and the Special Servicer shall be entitled to rely on such information provided by the Trustee with respect to any obligation or right hereunder that the Master Servicer and the Special Servicer may have to deliver information or otherwise communicate with the Controlling Class Representative or any of the Holders (or, if applicable, Certificate Owners) of the Controlling Class. In addition to the foregoing, within two (2) Business Days of the selection, resignation or removal of a Controlling Class Representative, the Trustee shall notify the other parties to this Agreement of such event. The expenses incurred by the Trustee in connection with obtaining information from the Depository or Depository Participants with respect to any Book-Entry

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Certificate shall be expenses of the Trust payable out of the Collection Account pursuant to Section 3.05(a).

              (c) A Controlling Class Representative may at any time resign as such by giving written notice to the Trustee, the Master Servicer, the Special Servicer and each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class. The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to remove any existing Controlling Class Representative by giving written notice to the Trustee, the Master Servicer, the Special Servicer and such existing Controlling Class Representative.

              (d) Once a Controlling Class Representative has been selected pursuant to this Section 3.23, each of the parties to this Agreement and each Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of the Controlling Class, by aggregate Certificate Principal Balance, or such Controlling Class Representative, as applicable, shall have notified the Trustee and each other Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class, in writing, of the resignation or removal of such Controlling Class Representative.

              (e) Any and all expenses of the Controlling Class Representative shall be borne by the Holders (or, if applicable, the Certificate Owners) of Certificates of the Controlling Class, pro rata according to their respective Percentage Interests in such Class, and not by the Trust. Notwithstanding the foregoing, if a claim is made against the Controlling Class Representative by a Borrower with respect to this Agreement or any particular Mortgage Loan, the Controlling Class Representative shall immediately notify the Trustee, the Master Servicer and the Special Servicer, whereupon (if the Special Servicer or the Trust are also named parties to the same action and, in the sole judgment of the Special Servicer, (i) the Controlling Class Representative had acted in good faith, without gross negligence or willful misfeasance with regard to the particular matter, and (ii) there is no potential for the Special Servicer or the Trust to be an adverse party in such action as regards the Controlling Class Representative) the Special Servicer on behalf of the Trust shall, subject to
Section 6.03, assume the defense of any such claim against the Controlling Class Representative. This provision shall survive the termination of this Agreement and the termination or resignation of the Controlling Class Representative.

              SECTION 3.24. Certain Rights and Powers of the Controlling Class
                            Representative.

              (a) No later than thirty (30) days after a Servicing Transfer Event for a Specially Serviced Mortgage Loan, the Special Servicer shall, subject to Section 3.24(b), deliver to each Rating Agency, the Trustee and the Controlling Class Representative a report (the "Asset Status Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Status Report shall include the following information to the extent reasonably determinable:

              (i) a summary of the status of such Specially Serviced Mortgage Loan;

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


              (ii) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Servicing Standard, that are applicable to the exercise of remedies and to the enforcement of any related guaranties or other collateral for such Specially Serviced Mortgage Loan and whether outside legal counsel has been retained;

              (iii) the most current rent roll and income or operating statement available for the related Mortgaged Property;

              (iv) the Appraised Value of the related Mortgaged Property, together with the assumptions used in the calculation thereof;

              (v) a summary of the Special Servicer's recommended action with respect to such Specially Serviced Mortgage Loan; and

              (vi) such other information as the Special Servicer deems relevant in light of the Servicing Standard.

              If the Controlling Class Representative disapproves of an Asset Status Report, the Controlling Class Representative shall, within ten (10) Business Days of receiving such Asset Status Report, provide notice in writing to the Special Servicer of such disapproval, and the Special Servicer shall, subject to Section 3.24(b), revise such Asset Status Report and deliver to the Controlling Class Representative, the Trustee and the Rating Agencies a new Asset Status Report as soon as practicable, but in no event later than thirty
(30) days after such disapproval. If the Controlling Class Representative does not disapprove of an Asset Status Report within such ten (10) Business Day period, the Special Servicer shall implement the recommended action as outlined in such Asset Status Report (provided that the Special Servicer shall not take any action that is contrary to applicable law or the terms of the applicable loan documents). The Special Servicer shall, subject to Section 3.24(b), revise such Asset Status Report as provided above in this paragraph until the earliest of (a) the failure of the Controlling Class Representative to disapprove such revised Asset Status Report in writing within ten (10) Business Days of its receipt thereof; (b) a determination by the Special Servicer, as set forth below, that any affirmative disapproval of an Asset Status Report is not in the best interest of all the Certificateholders pursuant to the Servicing Standard or (c) the passage of seventy (70) days from the date of preparation of the first version of the Asset Status Report. The Special Servicer may, from time to time, subject to Section 3.24(b), modify any Asset Status Report it has previously delivered and implement the new action in such revised report so long as such revised report has been prepared, reviewed and not rejected as provided above.

              Notwithstanding the prior paragraph, the Special Servicer may: (i) take any action set forth in an Asset Status Report before the expiration of the ten (10) Business Day period during which the Controlling Class Representative may reject such report if (A) the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the Certificateholders and (B) it has made a reasonable effort to contact the Controlling Class Representative; and (ii) determine whether any affirmative disapproval of an Asset Status Report is not in the best interest of all the Certificateholders pursuant to the Servicing Standard. Upon making any such determination referred to in clause (ii) of the prior sentence, the Special Servicer shall notify the Trustee of such determination and deliver to the Trustee a proposed notice

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


to Certificateholders which is to include a copy of the relevant Asset Status Report. The Trustee shall thereupon send such notice to all Certificateholders; and, if the Holders of Certificates representing a majority of the Voting Rights fail, within ten (10) Business Days of the Trustee's sending such notice, to reject such Asset Status Report, the Special Servicer shall implement the same. If the Asset Status Report is rejected within such ten (10) Business Day period by the Holders of Certificates representing a majority of the Voting Rights, the Special Servicer shall, subject to Section 3.24(b), revise such Asset Status Report as described above. The Trustee shall be entitled to reimbursement from the Trust for the reasonable out-of-pocket expenses of providing such notices.

              The Special Servicer may not take any action inconsistent with an Asset Status Report that has been adopted as described above, unless such action would be required in order to act in accordance with the Servicing Standard.

              (b) Notwithstanding anything herein to the contrary, any action recommended by the Special Servicer in an Asset Status Report (or any revision thereof) shall be consistent with the Servicing Standard and the other sections of this Agreement, and the Controlling Class Representative may not direct the Special Servicer to act in any manner (and the Special Servicer shall disregard any such direction) that would:

              (i) require or cause the Special Servicer to violate the terms of a Specially Serviced Mortgage Loan, applicable law or any provision of this Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standard; or

              (ii) result in an Adverse REMIC Event or an Adverse Grantor Trust Event; or

              (iii) expose the Master Servicer, the Special Servicer, the Depositor, any Mortgage Loan Seller, the Trust, the Trustee or their Affiliates, officers, directors, employees or agents to any claim, suit or liability; or

              (iv) materially expand the scope of the Special Servicer's, the Master Servicer's or the Trustee's responsibilities under this Agreement.

              In addition, the Special Servicer shall not have any obligation to consult with or notify any Controlling Class Representative prior to acting, and the provisions of this Agreement requiring such shall be of no effect, during the period prior to the initial selection of a Controlling Class Representative and, if any Controlling Class Representative resigns or is removed, during the period following such resignation or removal until a replacement is selected.

              (c) The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations or duties. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates,

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


that the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class, that the Controlling Class Representative does not have any duties to the Holders of any Class of Certificates other than the Controlling Class, that the Controlling Class Representative may take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates, that the Controlling Class Representative shall not be deemed to have been grossly negligent or reckless, or to have acted in bad faith or engaged in willful misfeasance, by reason of its having acted solely in the interests of the Holders of the Controlling Class, and that the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative or any director, officer, employee, agent or principal thereof for having so acted.

              SECTION 3.25. Designation of Special Servicer by the Majority
                            Certificateholder of the Controlling Class.

              The Majority Certificateholder of the Controlling Class may at any time and from time to time replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Majority Certificateholder shall so designate a Person to so serve by the delivery to the Trustee of a written notice stating such designation, subject to the approval of the Trustee, which approval shall not be unreasonably withheld. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the Trustee approves the designated Person (based upon the servicing qualifications and financial condition of such designated Person) as a replacement Special Servicer, which approval shall not be unreasonably withheld, the designated Person shall become the Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated Person were to serve as Special Servicer hereunder, none of the then-current ratings assigned by such Rating Agency to the respective Classes of the Certificates would be qualified, downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Special Servicer under this Agreement, executed by the designated Person; and (iii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer or at the expense of the Majority Certificateholder that made the designation) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 3.25, that upon the execution and delivery of the written acceptance referred to in the immediately preceding clause (ii), the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. The existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the terminated Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, (ii) if it was terminated without cause, it shall be entitled to a portion of certain Workout Fees thereafter received on the Corrected Mortgage Loans (but only if and to the extent permitted by Section 3.11(c)), and (iii) it and its directors, officers, employees and agents shall continue to be entitled to the benefits of
Section 6.03, notwithstanding any such resignation. Such terminated Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer within two (2) Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the terminated Special Servicer to the REO Account or delivered to the Master Servicer

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


or that are thereafter received by the terminated Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties.

              SECTION 3.26. No Solicitation of Prepayments.

              Neither the Master Servicer nor the Special Servicer shall solicit or permit any Affiliate to solicit, either directly or indirectly, prepayments of the Mortgage Loans; provided however, that the foregoing restriction shall not be interpreted to prohibit such solicitation by a division or department of, or an Affiliate of, the Master Servicer or the Special Servicer if such solicitation occurs incidentally in the normal course of business and such solicitation is not conducted, in whole or in part, (i) by a Person engaged at any time in activities relating to the servicing of Mortgage Loans or (ii) based upon or otherwise with the benefit of proprietary non-public information obtained by or through the Master Servicer or Special Servicer or from documentation relating to the Certificates, including without limitation any listing of the Mortgage Loans or related Borrowers or Mortgaged Properties. Each Sub-Servicing Agreement shall contain a provision identical to the foregoing with respect to the related Sub-Servicer.

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




                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS


                  SECTION 4.01.    Distributions on the Certificates.

                  (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Distribution Account, in each case to the extent of the remaining portion of the Available Distribution Amount, in the following order of priority:

                         (i) to distributions of interest to the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class X Certificates, pro rata in accordance with the respective amounts of Distributable Certificate Interest payable in respect of such Classes of Certificates described in this clause (i), in an amount equal to all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (ii) to distributions of principal, first to the Holders of the Class A-1 Certificates and second to the Holders of the Class A-2 Certificates, in each case, in an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                       (iii) to distributions to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, pro rata in accordance with the respective amounts of previously allocated Realized Losses and Additional Trust Fund Expenses reimbursable in respect of such Classes of Certificates described in this clause (iii), in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to each such Class of Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                        (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                         (v) if the Class Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;


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



                        (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class B Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                       (vii) to distributions of interest to the Holders of the Class C Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                      (viii) if the Class Principal Balances of the Class A-1, Class A-2 and Class B Certificates have been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                        (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class C Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                         (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xi) if the Class Principal Balances of the Class A-1, Class A-2, Class B and Class C Certificates have been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                       (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class D Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                      (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                       (xiv) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C and Class D Certificates have been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal


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



         Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                        (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class E Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                       (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                      (xvii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, and Class E Certificates have been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                     (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class F Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                       (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xx) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                       (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class G Certificates and that remain unreimbursed immediately prior to such Distribution Date;


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                      (xxii) to distributions of interest to the Holders of the
         Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                     (xxiii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                      (xxiv) to distributions to the Holders of the Class H Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class H Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                       (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                      (xxvi) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                     (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class J Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                    (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                      (xxix) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;


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



                       (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class K Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                      (xxxi) to distributions of interest to the Holders of the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                     (xxxii) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates have been reduced to zero, to distributions of principal to the Holders of the Class L Certificates, in an amount (not to exceed the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                    (xxxiii) to distributions to the Holders of the Class L Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class L Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                     (xxxiv) to distributions of interest to the Holders of the Class M Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                      (xxxv) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates have been reduced to zero, to distributions of principal to the Holders of the Class M Certificates, in an amount (not to exceed the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

                     (xxxvi) to distributions to the Holders of the Class M Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class M Certificates and that remain unreimbursed immediately prior to such Distribution Date;

                    (xxxvii) to make distributions to the Holders of the Class R-III Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.05(a), over (B) the aggregate distributions made in respect of the REMIC III Regular Certificates on such Distribution Date pursuant to clauses (i) through (xxxvi) above;


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



                   (xxxviii) to make distributions to the Holders of the Class R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC I Regular Interests on such Distribution Date pursuant to Section 4.05(e), over (B) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to
         Section 4.05(a); and

                     (xxxix) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxxviii) above;

provided that, on each Distribution Date coinciding with or following the Senior Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, the payments of principal to be made pursuant to clause (ii) above will be so made to the Holders of the respective Classes of Class A Certificates, subject to available funds, up to an amount equal to, and pro rata as between such Classes in accordance with, the respective then-outstanding Class Principal Balances of such Classes of Certificates, and without regard to the Principal Distribution Amount for such date; and provided, further, that, on the Final Distribution Date, the payments of principal to be made pursuant to any of clauses (v), (viii), (xi), (xiv), (xvii), (xx), (xxiii), (xxvi), (xxix), (xxxii) and (xxxv) above with respect to any Class of Principal Balance Certificates, will be so made to the Holders thereof, subject to available funds, up to an amount equal to the entire then-outstanding Class Principal Balance of such Class of Certificates, and without regard to the Principal Distribution Amount for such date. References to "remaining Principal Distribution Amount" in clause (ii) above, in connection with distributions of principal to be made to the Holders of either Class of Class A Certificates on any Distribution Date prior to the earlier of the Senior Principal Distribution CrossOver Date and the Final Distribution Date shall be: (x) in the case of the Class A-1 Certificates, to the entire Principal Distribution Amount for such Distribution Date; and (y) in the case of the Class A-2 Certificates, to the Principal Distribution Amount for such Distribution Date, net of any distributions of principal made on such date to the Holders of the Class A-1 Certificates. References to "remaining Principal Distribution Amount" in any of clauses (v), (viii), (xi), (xiv), (xvii), (xx), (xxiii), (xxvi), (xxix), (xxxii) and (xxxv) above, in connection with the distributions of principal to be made to the Holders of any Class of Principal Balance Certificates on any Distribution Date prior to the Final Distribution Date, shall be to the Principal Distribution Amount for such Distribution Date, net of any distributions of principal made on such date to the Holders of each other Class of Principal Balance Certificates that has a higher Payment Priority.

                  Any Prepayment Premium (whether described in the related Mortgage Loan documents as a fixed prepayment premium or a yield maintenance amount) actually collected with respect to a Mortgage Loan or REO Loan during any particular Collection Period will be distributed on the related Distribution Date as follows:

                  (i) first, to the Holders of the respective Class or Classes of Principal Balance Certificates (other than the Class G, Class H, Class J, Class K, Class L and Class M Certificates) then entitled to distributions of principal on such Distribution Date, up to an amount equal to the corresponding Additional Yield Amount (as defined below) for each such

         Class of Certificates, pro rata in accordance with their respective entitlements if there is more than one such Class of Certificates; and

                  (ii) then, to the extent of any portion of such Prepayment Premium remaining following the distributions described in the preceding clause (i), to the Holders of the Class X Certificates.

                  If a Prepayment Premium is distributable on any Distribution Date, then the applicable "Additional Yield Amount" for any Class of Principal Balance Certificates (other than the Class G, Class H, Class J, Class K, Class L and Class M Certificates) entitled to distributions of principal on such Distribution Date in reduction of its Class Principal Balance, shall be an amount equal to the product of (a) such Prepayment Premium, multiplied by (b) a fraction, which in no event will be greater than one or less than zero, the numerator of which is equal to the positive excess, if any, of (i) the Pass-Through Rate for such Class of Principal Balance Certificates over (ii) the related Discount Rate, and the denominator of which is equal to the positive excess, if any, of (i) the Mortgage Rate for the Mortgage Loan or REO Loan, as the case may be, as to which such Prepayment Premium was collected, over (ii) the related Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the portion of the Principal Distribution Amount allocated to such Class of Principal Balance Certificates for such Distribution Date, and the denominator of which is equal to the entire Principal Distribution Amount for such Distribution Date.

                  The "Discount Rate" with respect to any prepaid Mortgage Loan or REO Loan, for the purpose of allocating any Prepayment Premium received thereon or with respect thereto among the respective Classes of Principal Balance Certificates (other than the Class G, Class H, Class J, Class K, Class L and Class M Certificates) on any Distribution Date, shall be a rate determined by the Trustee, in good faith, equal to the average yield for "This Week" as most recently reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) for the constant maturity treasury having a maturity coterminous with the maturity date or, in the case of an ARD Loan, the Anticipated Repayment Date of the prepaid Mortgage Loan or REO Loan as of the related Determination Date. If there is no Discount Rate for instruments having a maturity coterminous with the remaining term (to maturity or Anticipated Repayment Date, as applicable) of the applicable Mortgage Loan or REO Loan, then the Discount Rate will equal the interpolation of the yields of the constant maturity treasuries with maturities next longer and shorter than such remaining term (to maturity or Anticipated Repayment Date, as applicable).

                  On each Distribution Date, the Trustee shall withdraw from the Distribution Account any amounts then on deposit in the Class Y Sub-Account of the Distribution Account that represent Additional Interest collected during or prior to the related Collection Period in respect of the ARD Loans and shall distribute such amounts to the Holders of the Class Y Certificates.

                  (b) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the related Record Date or, in the case of the initial Distribution Date, as of the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any Realized Losses and Additional Trust Fund Expenses previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Principal Balance Certificate in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Registrar or to any other address of which the Trustee was subsequently notified in writing.

                  (c) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of the Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, the Master Servicer, the Special Servicer or the Tax Administrator shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (d) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in a reduction of the related Class Principal Balance.

                  (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any Realized Losses and Additional Trust Fund Expenses previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, as soon as practicable in the month in which such Distribution Date occurs, mail to each Holder of such Class of Certificates as of the date of mailing a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the Corporate Trust Office or such other location therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e). If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject hereto.

                  (f) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.02. Statements to Certificateholders; Certain Reports by the Master Servicer and the Special Servicer.

                  (a) On each Distribution Date, based upon (where applicable) the information set forth in the report relating to such Distribution Date prepared by the Master Servicer and delivered to the Trustee pursuant to Section 4.02(b) hereof, and only to the extent (where applicable) such information is provided to the Trustee by the Master Servicer, the Trustee shall forward to each Holder (and, if it shall have certified to the Trustee as to its Ownership Interest in a Class of Book-Entry Certificates, each Certificate Owner) of the REMIC III Regular Certificates and to the Rating Agencies a statement (a "Distribution Date Statement"), substantially in the form attached hereto as Exhibit F and setting forth:

                  (i) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates in reduction of the Class Principal Balance thereof;

                  (ii) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to Distributable Certificate Interest and the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to Prepayment Premiums;

                  (iii) the Available Distribution Amount for such Distribution Date;

                  (iv) the aggregate amount of P&I Advances made in respect of the immediately preceding Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Pool as of the end of the Collection Period for such Distribution Date;

                  (vii) as of the close of business on the last day of the most recently ended calendar month, the number, aggregate unpaid principal balance and specific identification (by loan number) of Mortgage Loans
         (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 or more days, and (D) as to which foreclosure proceedings have been commenced;

                  (viii) the most recent Appraised Value, the property type and the address of any REO Property included in the Trust Fund as of the end of the Collection Period for such Distribution Date and the unpaid principal balance and Assumed P&I Payment of the related REO Loan;

                  (ix) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates for such Distribution Date;

                  (x) the aggregate amount of Distributable Certificate Interest payable in respect of each Class of REMIC III Regular Certificates on such Distribution Date, including, without limitation, any Distributable Certificate Interest remaining unpaid from prior Distribution Dates;

                  (xi) any unpaid Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates after giving effect to the distributions made on such Distribution Date;

                  (xii) the Pass-Through Rate for each Class of REMIC III Regular Certificates for such Distribution Date;

                  (xiii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components of such amount;

                  (xiv) the aggregate of all Realized Losses incurred during the related Collection Period and, aggregated by type, all Additional Trust Fund Expenses incurred during the related Collection Period;

                  (xv) the Class Principal Balance or Class Notional Amount, as the case may be, of each Class of REMIC III Regular Certificates outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

                  (xvi) the Certificate Factor for each Class of REMIC III Regular Certificates immediately following such Distribution Date;

                  (xvii) the aggregate amount of Servicing Fees paid to the Master Servicer and the Special Servicer, collectively and separately, during the Collection Period for the preceding Distribution Date, if any;

                  (xviii) a brief description of any material waiver, modification or amendment of any Mortgage Loan entered into by the Master Servicer or Special Servicer pursuant to Section 3.20 during the Collection Period for such Distribution Date;

                  (xix) any item of information disclosed to the Trustee by the Master Servicer pursuant to Section 3.19(a) since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date); and

                  (xx) such additional information, if any, as is contemplated on Exhibit F hereto.

                  In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. Except with respect to the Certificate Factor (required to be reported by clause (xvi) above), financial information reported by the Trustee to the Certificateholders pursuant to this Section 4.02 shall be expressed as a dollar amount rounded to the nearest whole cent. Absent actual knowledge of an error therein, the Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer or Special Servicer. The calculations by the Trustee contemplated by this Section 4.02 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

                  In addition, the Trustee shall so deliver or cause to be delivered to such Certificateholders and Certificate Owners, to the Controlling Class Representative and to the Rating Agencies, at the same time that the Distribution Date Statement is delivered thereto, each (i) Delinquent Loan Status Report, (ii) REO Status Report, (iii) Historical Loan Modification Report, (iv) Special Servicer Loan Status Report, (v) Historical Loss Estimate Report, (vi) Operating Statement Analysis, (vii) Comparative Financial Status Report, (viii) Watchlist, (ix) CSSA Report and

(x) NOI Adjustment Worksheet (such reports described in the immediately preceding clauses (i) - (ix), collectively with the Distribution Date Statement, the "Certificateholder Reports"), that has been received or prepared by the Trustee since the prior Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date). Delivery of such reports shall be either in a written format, or by such other means mutually agreed to by the Trustee and any such Certificateholder or Certificate Owner, and, in the case of the Rating Agencies (upon request and to the extent reasonably possible), through an electronic medium. The form of any Certificateholder Report may change over time.

                  On each Distribution Date, the Trustee shall also deliver or cause to be delivered to such Certificateholders and Certificate Owners, to the Controlling Class Representative and to the Rating Agencies, a report (based on information received from the Master Servicer and Special Servicer) containing, as and to the extent received from the Master Servicer and Special Servicer, information regarding the Mortgage Pool as of the close of business on the related Determination Date, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Annex A to the Prospectus Supplement (calculated, where applicable, on the basis of the most recent relevant information provided by the Borrowers to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee), and such information shall be presented in a loan-by-loan and tabular format substantially similar to the formats utilized in Annex A to the Prospectus Supplement (provided that no information will be provided as to any repair and replacement or other cash reserve and the only financial information to be reported on an ongoing basis will be the actual expenses, actual revenues and actual Net Cash Flow for the respective Mortgaged Properties and a Debt Service Coverage Ratio calculated on the basis thereof). To the extent reasonably possible, delivery of such report to any particular Rating Agency shall be, upon request, through an electronic medium.

                  On each Distribution Date, the Trustee shall forward or make available electronically to the Depositor, to the Master Servicer, to the Special Servicer, to the Controlling Class Representative, to the Underwriters, to the Holders of the Residual and Class Y Certificates and, in the case of reports regarding a Class of Book-Entry Certificates, to (i) The Trepp Group (at 477 Madison Avenue, 15th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), (ii) Intex Solutions, Inc. (at 35 Highland Circle, Needham, Massachusetts 02194, or such other address as Intex Solutions, Inc. may hereafter designate), (iii) Charter Research Corporation (at 262 Washington Street, Boston, Massachusetts 02108, or such other address as Charter Research Corporation may hereafter designate) and (iv) any other party that the Depository may designate, a copy of the reports forwarded to the Holders of the REMIC III Regular Certificates on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to each Class of Residual Certificates and Class Y Certificates on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a REMIC III Regular Certificate a statement containing the information as to the applicable Class set forth in clauses (i) and (ii) above of the description of Distribution Date Statement, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder, together with such other information as the Trustee determines to be necessary to enable

Certificateholders to prepare their tax returns for such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  Upon filing with the IRS, the Tax Administrator shall furnish to the Holders of the Class R-I, Class R-II and Class R-III Certificates the Form 1066 and shall furnish their respective Schedules Q thereto at the times required by the Code or the IRS, and shall provide from time to time such information and computations with respect to the entries on such forms as any Holder of the R-I, Class R-II and Class R-III Certificates may reasonably request.

                  A Certificateholder or Certificate Owner may obtain Certificateholder Reports by calling the Trustee at (212) 946-3246. At the direction of the Depositor, the Trustee shall make available any or all of the Certificateholder Reports and may make available certain other information concerning the Mortgage Loans and the Certificates to Certificateholders and Certificate Owners through the Trustee's internet website with the use of a password. Additionally, at the direction of the Depositor, the Trustee shall make available to the Master Servicer, the Special Servicer, the Certificateholders, Certificate Owners identified to the Trustee in writing in accordance with Section 5.06(b), the Depositor, the Underwriters, each Rating Agency and, at the direction of the Depositor, Bloomberg Financial Markets, L.P. ("Bloomberg") (and may in its discretion and upon receipt of prior written consent of the Depositor publish on the internet) by means of electronic access to a datafile in the form of the CSSA Reports, with the Delinquent Loan Status Report, REO Status Report, Historical Loan Modification Report, Special Servicer Loan Status Report, Historical Loss Estimate Report and the Operating Statement Analysis attached (provided such reports have been delivered to the Trustee pursuant to Section 4.02(b) in an electronic format acceptable to the Trustee) via the Trustee's electronic bulletin board. The Trustee may disclaim responsibility for any information therein for which it is not the original source.

                  The Master Servicer may, with the prior written consent of the Depositor, but is not obligated to, publish on its internet website information relating to the Mortgage Loans (other than Borrower names and Borrower principal/sponsor names), provided that any "out-of-pocket" expenses arising therefrom shall not be an Additional Trust Fund Expense and shall be the sole responsibility of the Master Servicer.

                  (b) At or before 11:00 a.m. (New York City time) on the later of (i) the second Business Day following each Determination Date and (ii) the third Business Day prior to the related Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Trustee, the Special Servicer, the Controlling Class Representative and the Underwriters, in writing and on a computer-readable medium, in form reasonably acceptable to the recipient, including, without limitation, on a loan-by-loan basis, the following reports:
(1) a Delinquent Loan Status Report, (2) an REO Status Report, (3) an Historical Loan Modification Report, (4) an Historical Loss Estimate Report, (5) a Comparative Financial Status Report, (6) the CSSA Reports (excluding the CSSA Standard Reporting Set-Up Layout), (7) a Watchlist, (8) the Special Servicer Loan Status Report most recently received by the Master Servicer and (9) a single report setting forth (but only to the extent not covered by any of the other reports in clauses (1) through (8) of this paragraph) the information specified in clauses (i) through (vii) below (the amounts and allocations of payments,


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collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Master Servicer on the earlier of the second Business Day after the related Determination Date and the fourth Business Day prior to the subject Distribution Date, in the form required by Section 4.02(c) below):

                  (i) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Principal Distribution Amount for the immediately succeeding Distribution Date;

                  (ii) the aggregate amount that is to be transferred from the Collection Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Loans and (B) Prepayment Premiums;

                  (iii) the aggregate amount of any P&I Advances (specifying the principal and interest portions thereof separately) to be made pursuant to Section 4.03 of this Agreement that were made in respect of the immediately preceding Distribution Date;

                  (iv) the amount of the Master Servicing Fees, Special Servicing Fees, Workout Fees and Liquidation Fees with respect to the Mortgage Pool for the Collection Period ending on the related Determination Date, in each case payable to the Master Servicer, the Special Servicer and any Sub-Servicers retained by each;

                  (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after the subject Distribution Date;

                  (vi) the aggregate amount of the Additional Trust Fund Expenses (broken down by type) withdrawn from the Collection Account during the Collection Period ending on the related Determination Date; and

                  (vii) such other information on a Mortgage Loan-by-Mortgage Loan or REO Property-by-REO Property basis as the Trustee or the Depositor shall reasonably request in writing (including, without limitation, information with respect to any modifications of any Mortgage Loan, any Mortgage Loans in default or foreclosure, the operation and disposition of REO Property and the assumption of any Mortgage Loan).

                  On the date on which the reports described above are delivered to the Trustee, the Special Servicer, the Controlling Class Representative and the Underwriters, the Master Servicer shall also deliver or cause to be delivered to the Trustee, the Underwriters and the Rating Agencies a report, in writing and in a computer-readable medium, in form reasonably acceptable to the Trustee, containing the information with respect to the Mortgage Pool necessary for the Trustee to prepare with respect to the Mortgage Pool the additional schedules and tables required to be made available by the Trustee pursuant to
Section 4.02(a) in substantially the same formats set forth in Annex A to


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the Prospectus Supplement, in each case reflecting the changes in the Mortgage
Pool during the related Collection Period.

                  Not later than the first day of the calendar month following each Master Servicer Remittance Date, the Master Servicer shall forward to the Trustee a statement, setting forth the status of the Collection Account as of the close of business on such Master Servicer Remittance Date, stating that all distributions required by this Agreement to be made by the Master Servicer have been made (or, in the case of any required distribution that has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period from the preceding Master Servicer Remittance Date (or, in the case of the first Master Servicer Remittance Date, from the Cut-off Date) to such Master Servicer Remittance Date, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 3.04(a) and each category of withdrawal specified in Section 3.05(a). The Master Servicer shall also deliver to the Trustee, upon reasonable request of the Trustee, any and all additional information relating to the Mortgage Loans (which information shall be based upon reports delivered to the Master Servicer by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties).

                  Within one hundred twenty (120) days following the end of each calendar quarter, commencing with the calendar quarter ended September 30, 1999, the Master Servicer shall deliver to the Controlling Class Representative, the Depositor, the Special Servicer and, if requested, to the Trustee and the Underwriters, with respect to each Mortgaged Property and REO Property, a report (an "Operating Statement Analysis") substantially in the form of Exhibit G-6 containing revenue, expense and Net Cash Flow information normalized using the methodology described therein as of the end of such calendar quarter, together with all operating statements and rent rolls in its possession that relate to such Mortgaged Property or REO Property, as the case may be; provided that (i) the requirement that the Master Servicer deliver an Operating Statement Analysis with respect to any Specially Serviced Mortgage Loan or REO Property in the time period provided above is subject to the Master Servicer having received directly from the Special Servicer or through a Sub-Servicer the related operating statements and rent rolls from the related Borrower or otherwise within ninety
(90) days following the end of such calendar quarter and (ii) if the related operating statements and rent rolls are not received within ninety (90) days following the end of such calendar quarter, then the subject Operating Statement Analysis shall be delivered by the Master Servicer to the Controlling Class Representative within thirty (30) days after the date the Master Servicer has received the related operating statements and rent rolls. Upon the request of any Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owners (which prospective Certificateholder or Certificate Owner has been certified to it as such by a Certificateholder or Certificate Owner), the Trustee shall request from the Master Servicer and shall make available to the requesting party, in accordance with Section 8.12(b), copies of the above-mentioned report, with attachments delivered pursuant to this Section 4.02(b).

                  The Master Servicer, on each Determination Date, shall forward (for delivery on such Determination Date) to the Special Servicer all information collected by the Master Servicer which the Special Servicer is required to include in the Special Servicer Loan Status Report. Further, the Master Servicer shall cooperate with the Special Servicer and provide the Special Servicer with the information in the possession of the Master Servicer reasonably requested by the Special Servicer,


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



in writing, to the extent required to allow the Special Servicer to perform its obligations under this Agreement with respect to those Mortgage Loans serviced by the Special Servicer.

                  The Master Servicer shall use its reasonable efforts to notify the Rating Agencies in a timely manner of any change in the identity of either of the two largest tenants of any retail Mortgaged Property (provided that the related Mortgage Loan has a Cut-off Date Balance greater than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool) and any casualty at or condemnation proceeding with respect to any Mortgaged Property, subject to its having actual knowledge of such change or event.

                  To the extent the statements, reports and information (or portions thereof) to be delivered by the Master Servicer under this Section 4.02(b) are derived from underlying information to be delivered to the Master Servicer by the Special Servicer or any Sub-Servicer on behalf of the Special Servicer, the Master Servicer shall not be liable for any failure to deliver such statement, report or information (or portion thereof) on the prescribed dates, to the extent such failure is caused by the Special Servicer's or such Sub-Servicer's failure to deliver such underlying information in a timely manner. Absent actual knowledge to the contrary, the Master Servicer may conclusively rely on any such information forwarded to it by the Special Servicer or any Sub-Servicer on behalf of the Special Servicer, and shall have no obligation to verify the same.

                  (c) On the first Business Day after each Determination Date, the Special Servicer shall forward to the Master Servicer (A) the Special Servicer Loan Status Report and (B) all information the Master Servicer will be required to include in the other reports that the Master Servicer is obligated to deliver to the Trustee pursuant to Section 4.02(b), to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property. The Special Servicer shall also deliver to the Master Servicer and the Trustee, upon the reasonable written request of either of them, any and all additional information in the possession of the Special Servicer relating to the Specially Serviced Mortgage Loans and the REO Properties.

                  The Special Servicer shall cooperate with the Master Servicer and provide the Master Servicer with the information in the possession of the Special Servicer reasonably requested by the Master Servicer, in writing, to the extent required to allow the Master Servicer to perform its obligations under this Agreement with respect to the Specially Serviced Mortgage Loans and REO Properties. Additional information regarding the Specially Serviced Mortgage Loans, including, without limitation, any financial or occupancy information (including lease summaries) provided to the Special Servicer by the Borrowers or otherwise obtained, shall be delivered to the Master Servicer, within ten (10) days of receipt.

                  SECTION 4.03.    P&I Advances.

                  (a) On or before 1:00 p.m., New York City time, on each Master Servicer Remittance Date the Master Servicer shall, subject to Section 3.04(c), either (i) deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Collection Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or (iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made; provided that if Late Collections of any of the delinquent principal and/or interest in respect of which it is to make P&I Advances on any Master Servicer Remittance Date are then on deposit in the Collection Account, the Master Servicer shall use such Late Collections (net of any Workout Fees payable therefrom) to make such P&I Advances. Any amounts held in the Collection Account for future distribution and so used to make P&I Advances (other than the Late Collections of the delinquent principal and/or interest contemplated by the proviso to the preceding sentence) shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made). If, as of 1:00 p.m., New York City time, on any Master Servicer Remittance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee (i) the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance or (ii) the requisite notice contemplated by Section 3.04(c)), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. 312-499-5406 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. 312-499-5485 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 3:00 p.m., New York City time, on such Master Servicer Remittance Date. If, after such notice, the Trustee does not receive the full amount of such P&I Advances by 11:00 a.m. (New York City time) on the related Distribution Date, then (i) unless the Trustee determines that such Advance would be a Nonrecoverable P&I Advance if made, the Trustee shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such Master Servicer Remittance Date and (ii) such failure shall constitute an Event of Default on the part of the Master Servicer.

                  (b) The aggregate amount of P&I Advances to be made in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans for any Distribution Date shall equal, subject to subsection (c) below, the aggregate of all Scheduled P&I Payments (other than Balloon Payments) and any Assumed P&I Payments, in each case net of related Workout Fees payable hereunder, that (i) were due or deemed due, as the case may be, in respect thereof on their respective Due Dates during the related Collection Period and (ii) were not paid by or on behalf of the related Borrowers or otherwise collected as of the close of business on the last day of the related Collection Period; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date.

                  (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. In addition, Nonrecoverable P&I Advances shall be reimbursable pursuant to Section 3.05(a) out of general collections on the Mortgage Pool on deposit in the Collection Account. The determination by the Master Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered promptly (and, in any event, in the case of a proposed P&I Advance by the Master Servicer, no less than two (2) Business Days prior to the related Master Servicer Remittance Date) to the Trustee (or, if applicable, retained thereby), the Depositor and the Rating Agencies, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information that the Master Servicer (or the Trustee) may have obtained and that supports such determination. The Trustee shall deliver such Officer's Certificate as soon as practicable after its determination that such P&I Advance would be nonrecoverable. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer (or the Trustee) subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of the related Advance, obtain an Appraisal for such purpose at the expense of the Trust. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer with respect to a particular P&I Advance.

                  (d) As and to the extent permitted by Section 3.05(a), the Master Servicer and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (out of its own funds) for so long as such P&I Advance is outstanding (or, in the case of Advance Interest payable to the Master Servicer, if earlier, until the Late Collection of the delinquent principal and/or interest in respect of which such P&I Advance was made has been received by the Master Servicer or any of its Sub- Servicers), and such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan or REO Loan, as the case may be; and second, at any time coinciding with or following the reimbursement of such P&I Advance to the extent that any such Default Charges then on deposit in the Collection Account are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account. As and to the extent provided by Section 3.05(a), the Master Servicer shall reimburse itself or the Trustee, as appropriate, for any P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Collection Account, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection had been received as of the related date on which such P&I Advance was made.

                  SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses to the Principal Balance Certificates.

                  On each Distribution Date, following the distributions to be made to the Certificateholders on such date pursuant to Section 4.01(a), the Trustee shall determine the amount, if any, by which (i) the then aggregate Certificate Principal Balance of the Principal Balance Certificates, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, in each case, until such excess or the related Class Principal Balance is reduced to zero (whichever occurs first). If, after the foregoing reductions, the then aggregate Certificate Principal Balance of the Class A Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, then the respective Class Principal Balances of the Class A-1 and Class A-2 Certificates shall be reduced, pro rata in accordance with the relative sizes of the then-outstanding Class Principal Balances of such Classes of Certificates, until such excess or each such Class Principal Balance is reduced to zero (whichever occurs first). Such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall be deemed to be allocations of Realized Losses and Additional Trust Fund Expenses.

                  SECTION 4.05. Deemed Distributions on, and Allocations of Realized Losses and Additional Trust Fund Expenses to, the REMIC I Regular Interests and REMIC II Regular Interests; Deemed Distributions on the Loan REMIC Interests.

                  (a) All distributions of Distributable Certificate Interest made in respect of the Class X Certificates on each Distribution Date pursuant to Section 4.01(a), shall be deemed to have first been distributed from REMIC II to REMIC III in respect of all the REMIC II Regular Interests, up to an amount equal to, and pro rata in accordance with, the Class X Portion of the Uncertificated Distributable Interest for each such REMIC II Regular Interest for such Distribution Date and, to the extent not previously deemed distributed pursuant to this sentence, for all prior Distribution Dates, if any. In addition, all distributions of Distributable Certificate Interest, distributions of principal and reimbursements of previously allocated Realized Losses and Additional Trust Fund Expenses made in respect of each Class of Principal Balance Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Class of Principal Balance Certificates. In each such case, if such distribution on any such Class of REMIC III Regular Certificates was a distribution of interest, of principal or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses in respect of such Class of Certificates, then the corresponding distribution deemed to be made on a REMIC II Regular Interest pursuant to either of the preceding two sentences shall be deemed to also be a distribution of interest, of principal or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses, as the case may be, in respect of such REMIC II Regular Interest.

                  (b) All distributions of Prepayment Premiums made in respect of the respective Classes of REMIC III Regular Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the respective REMIC II Regular Interests, pro rata based upon the amount of principal deemed distributed in respect of each such REMIC II Regular Interest for such Distribution Date pursuant to Section 4.05(a) above.

                  (c) The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to Section 4.01(a), shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.05. Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.05, actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01.

                  (d) Realized Losses and Additional Trust Fund Expenses, if any, allocated to any Class of Principal Balance Certificates on any Distribution Date shall be deemed to have first been allocated to the Corresponding REMIC II Regular Interest for such Class of Principal Balance Certificates, with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest.

                  (e) On each Distribution Date, the Available Distribution Amount for such date shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portion of such funds, for the following purposes and in the following order of priority:

                  (i) as deemed distributions of interest in respect of the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

                  (ii) as deemed distributions of principal in respect of the REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, as to each such REMIC I Regular Interest, that portion, if any, of the Principal Distribution Amount for such Distribution Date attributable the related Mortgage Loan (or successor REO Loan); and

                  (iii) as deemed distributions in respect of the REMIC I Regular Interests, up to an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest at the related REMIC I Remittance Rate), previously allocated to each such REMIC I Regular Interest.

                  (f) All distributions of Prepayment Premiums made in respect of the respective Classes of REMIC III Regular Certificates on each Distribution Date pursuant to Section 4.01(a) shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interest corresponding to the prepaid Mortgage Loan or REO Loan, as the case may be, in respect of which such Prepayment Premium was received.

                  (g) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to
Section 4.05(e), the Uncertificated Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall, if and to the extent necessary, be reduced to equal the Stated Principal Balance of the related Mortgage Loan and/or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. All such reductions in the Uncertificated Principal Balances of the respective

REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

                  (h) Payments of principal, interest and Prepayment Premiums on any Loan REMIC Regular Interest shall match the payments of principal, interest and Prepayment Premiums on the related Mortgage Loan or successor REO Loan, except that Holders of the Class R-I Certificates shall receive any proceeds with respect to any related REO Property in excess of the amounts due under such Mortgage Loan or successor REO Loan (net, if applicable, of expenses or advances, including interest).

                                   ARTICLE V

                                THE CERTIFICATES


                  SECTION 5.01.    The Certificates.

                  (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Registered Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances or Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $10,000 (or, with respect to the Class X Certificates, $1,000,000) and in any whole dollar denomination in excess thereof. The Non-Registered Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances as of the Closing Date of not less than $100,000 and in any whole dollar denomination in excess thereof. Each Class of Residual Certificates and the Class Y Certificates will be issuable only in denominations representing not less than a 10% Percentage Interest in such Class.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication; provided that the Certificates issued on the Closing Date shall, in any event, be dated the Closing Date.

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Trustee acts as Certificate Registrar, its Corporate Trust Office shall constitute the office of the Certificate Registrar maintained for such purposes. The Trustee may appoint, by a written instrument delivered to the Depositor, the Master Servicer, the Special Servicer and the Tax Administrator, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Master Servicer, the Special Servicer and the Tax Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon request, the Trustee shall promptly inform, or cause the Certificate Registrar to inform, the Master Servicer or the Special Servicer, as applicable, of the identity of all Certificateholders of the Controlling Class.

                  In the event that any Certificateholder (hereinafter referred to as the "applicant") applies in writing to the Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicant proposes to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicant access during normal business hours to the most recent list of Certificateholders held by the Trustee. If the Trustee is no longer the Certificate Registrar and such a list is as of a date more than 90 days prior to the date of receipt of such applicant's request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicant access to such list promptly upon receipt.

                  Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of any Non-Registered Certificate (other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Depositor) is to be made without registration under the Securities Act, the Certificate Registrar shall refuse to register such transfer unless it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 hereto (except in the case of the initial sale of any Non-Registered Certificate by an Underwriter) and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit B-2 or Exhibit B-3 hereto; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such


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Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of NonRegistered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of any Non-Registered Certificate or any interest therein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of or as trustee of a Plan, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101, unless: (x) in the case of any Non-Registered Certificate or interest therein that is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of such Certificate or interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel, obtained at the expense of such prospective Transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, Master Servicer or Special Servicer to any obligation in addition to those undertaken in this Agreement. It is hereby acknowledged that the form of certification attached hereto as Exhibit D is an acceptable certification for purposes of the preceding sentence. Each Person who acquires any Certificate (including, without limitation, a Registered Certificate) or interest therein shall (in all cases, in the case of a Registered Certificate, and only if such Person shall not have delivered the Opinion of Counsel and/or one of the certifications referred to in the two preceding sentences, in the case of a Non-Registered Certificate) be deemed to have certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) alternatively, in the case of a Registered Certificate, that the purchase, continued holding and transfer of such Certificate or interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Prohibited Transaction Exemption ("PTE") 91-23 or Sections I and III of PTCE 95-60.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause
         (ii)(B) below to negotiate the


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         terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                           (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Tax Administrator of any change or impending change in its status as a Permitted Transferee.

                           (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate (other than in connection with the initial issuance of the Certificates or any transfer of a Residual Certificate by the Depositor), the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement substantially in the form attached hereto as Exhibit C-1 (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                           (C) Notwithstanding the delivery of a Transfer
                  Affidavit and Agreement by a proposed Transferee under clause
                  (B) above, if the Certificate Registrar has actual knowledge that the proposed Transferee is not both a Permitted Transferee and no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                           (D) Except in connection with the initial issuance of
                  the Residual Certificates or any transfer thereof among the Depositor and its Affiliates, each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree
                  (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit C-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                           (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee and the Tax Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual


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


                  Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder".

                           (ii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then such transfer shall be void ab initio and the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer, the Special Servicer, the Tax Administrator or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                           (B) If any purported Transferee shall become a Holder
                  of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, but not the obligation, to cause the transfer of such Residual Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion. Such Permitted Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

                  (iii) The Tax Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
         Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is not a Permitted Transferee. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Tax Administrator for providing such information.

                  (iv) The provisions of this Section 5.02(d) set forth prior to this subsection (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following:


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


                           (A) written notification from each Rating Agency to
                  the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current rating of any Class of Certificates; and

                           (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC Pool to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee. Such Opinion of Counsel shall not be at the expense of the Trust, the Trustee or the Tax Administrator.

                  (e) The Trust has not been registered as an investment company under the Investment Company Act. Accordingly, no transfer of any Class G, Class H, Class J, Class K, Class L, Class M or Class Y Certificate shall be made to any Person other than an Institutional Accredited Investor or a Qualified Institutional Buyer, and no transfer of any Residual Certificate shall be made to any Person other than a Qualified Institutional Buyer. If a transfer of any such Certificate is to be made, then the Certificate Registrar shall require, in order to assure compliance with the foregoing, that the prospective transferee of such Certificate certify in writing that the prospective transferee is a Qualified Institutional Buyer or, alternatively, except in the case of a Residual Certificate, an Institutional Accredited Investor.

                  (f) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest.

                  (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (j) Subsequent to the initial issuance of the Certificates, the Trustee shall be responsible for the preparation of physical Certificates in connection with any transfer or exchange; provided that the correct form of Certificate of each Class shall be provided by the Depositor to the Trustee on diskette on or about the Closing Date. All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall hold or destroy such canceled Certificates in accordance with its standard procedures.

                  (k) The Certificate Registrar shall be required to provide the Depositor and the Tax Administrator with an updated copy of the Certificate Register on or about January 1 of each year, commencing January 1, 2000, and shall be required to provide the Depositor, the Master Servicer, the Special Servicer or the Tax Administrator with an updated copy of the Certificate Register at other times promptly upon written request therefor.

                  (l) If a Person is acquiring any Non-Registered Certificate or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of a Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Trustee (or such Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certification and agreements with respect to each such account as set forth in subsections (b), (c), (d) and (e) as applicable, of this Section 5.02.

                  (m) Neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction or transfer imposed under this Section 5.02 or under applicable law with respect to any transfer of any Certificate, or any interest therein, other than to require delivery of the certification(s) and/or opinions of counsel described in this Section 5.02 applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register. The Trustee and the Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among the Depository Participants or Certificate Owners made in violation of applicable restrictions.

                  SECTION 5.03.    Book-Entry Certificates.

                  (a) The Registered Certificates shall, in the case of each Class thereof, initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection (c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in subsection (c) below, shall not be entitled to fully registered, physical Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Certificate Registrar nor the Trustee shall have any responsibility to monitor or restrict the transfer of Ownership Interests in Certificates through the book-entry facilities of the Depository.

                  (b) The Depositor, the Mortgage Loan Sellers, the Trustee, the Master Servicer, the Special Servicer, the Tax Administrator and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If any party hereto requests from the Depository a list of the Depository Participants in respect of any Class or Classes of the Book-Entry Certificates, the cost thereof shall be borne by the party on whose behalf such request is made (but in no event shall any such cost be borne by the Trustee).

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of the Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of the Book-Entry Certificates by the Depository, accompanied by registration instructions for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the appropriate Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  SECTION 5.04.    Mutilated, Destroyed, Lost or Stolen
                                   Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.05.    Persons Deemed Owners.

                  Prior to due presentment for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.06.    Certification by Certificate Owners.

                  (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the applicable transfer requirements of Sections 5.02(b) and 5.02(c).

                  (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned, the value of such Person's interest in such Certificate and any intermediaries through which such Person's Ownership Interest in such Book- Entry Certificate is held; provided, however, that the Trustee shall not knowingly recognize such Person as a Certificate Owner if such Person, to the knowledge of a Responsible Officer of the Trustee, acquired its Ownership Interest in a Book-Entry Certificate in violation of
Section 5.02(b) and/or Section 5.02(c), or if such Person's certification that it is a Certificate Owner is in direct conflict with information obtained by the Trustee from the Depository, the Depository Participants, and/or indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner. The Trustee shall exercise its reasonable discretion in making any determination under this Section 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Certificates an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee.


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



                                   ARTICLE VI

                    THE DEPOSITOR, THE MORTGAGE LOAN SELLERS,
                  THE MASTER SERVICER AND THE SPECIAL SERVICER


                  SECTION 6.01. Liability of the Depositor, the Mortgage Loan Sellers, the Master Servicer and the Special Servicer.

                  The Depositor, Llama, SBRC, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, Llama, SBRC, the Master Servicer and the Special Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of the Depositor, the Mortgage Loan Sellers, the Master Servicer or the Special Servicer.

                  Subject to the following paragraph, the Depositor, Llama, SBRC, the Master Servicer and the Special Servicer each will keep in full effect its existence, rights and franchises as a corporation or other business organization under the laws of the jurisdiction of its organization, and each will obtain and preserve its qualification to do business as a foreign corporation or otherwise in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor, Llama, SBRC, the Master Servicer and the Special Servicer each may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets (which, as to the Master Servicer and the Special Servicer, may be limited to all or substantially all of its assets relating to the business of mortgage loan servicing) to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, Llama, SBRC, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, Llama, SBRC, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, Llama, SBRC, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless such succession will not result in any withdrawal, downgrade or qualification of the rating then assigned by either Rating Agency to any Class of Certificates (as confirmed to the Trustee in writing).

                  Notwithstanding anything else in this Section 6.02 and in
Section 6.04 to the contrary, the Master Servicer and the Special Servicer may each assign all of its rights and, subject to Section 3.22, delegate all of its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation is willing to act as successor Master Servicer or Special Servicer, as the case may be, and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement; and provided, further, that such assignment or delegation will not result in the qualification, downgrade or withdrawal of any of the then-current ratings of the Classes of Certificates that have been rated (as evidenced by a letter to such effect from each Rating Agency); and provided, further, that any such Person accepting such assignment or delegation from the Master Servicer shall be qualified to service multifamily mortgage loans on behalf of FNMA or FHLMC and is reasonably satisfactory to the Trustee and the Depositor. In the case of any such assignment and delegation, the Master Servicer or the Special Servicer, as the case may be, shall be released from its obligations under this Agreement, except that the Master Servicer or the Special Servicer, as the case may be, shall remain liable for all liabilities and obligations incurred by it, or arising from its conduct, hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence. All reasonable out-of-pocket costs and expenses of the Trustee and the Trust (including, without limitation, any costs or expenses of any party hereto reimbursable out of the Trust Fund) directly in connection with any such assignment or delegation (including, without limitation, any requisite transfer of servicing) shall be paid for, as incurred, by the assigning or delegating party. Notwithstanding anything above to the contrary, each of the Master Servicer and, subject to Section 3.22(f), the Special Servicer may, in its sole discretion, appoint Sub-Servicers in accordance with Section 3.22 hereof and independent contractors or agents to perform select duties thereof, provided that the Master Servicer or the Special Servicer shall not be relieved from such duties solely by virtue of such appointment.

                  SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer, the Special Servicer and Others.

                  None of the Depositor, the Master Servicer, the Special Servicer or any director, officer, employee or agent of any of the foregoing shall be under any liability to the Trust or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Special Servicer or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of negligent disregard of such obligations and duties. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of any of the foregoing may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of any of the foregoing shall be indemnified and held harmless by the Trust against any loss, liability or reasonable expense incurred in connection with any legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any such loss, liability or expense: (i) specifically required to be borne by such Person pursuant to the terms hereof, including, without limitation, Section 10.01(h); (ii) that constitutes a Servicing Advance and is otherwise reimbursable pursuant to this Agreement (provided that this clause (ii) is not intended to limit the Master Servicer's or Special Servicer's right of recovery of liabilities and expenses incurred as a result of being the defendant, or participating in a proceeding to which another indemnified party under this Section 6.03 is a defendant, in a legal action relating to this Agreement);

or (iii) which was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by such party, or (B) willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder by such party, or from negligent disregard of such obligations or duties. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action contemplated by Section 3.22, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Depositor, the Master Servicer and the Special Servicer each shall be entitled to the direct payment of such expenses or to be reimbursed therefor from the Collection Account as provided in Section 3.05(a).

                  SECTION 6.04. Master Servicer and Special Servicer Not to Resign.

                  Neither the Master Servicer nor the Special Servicer shall be permitted to resign from the obligations and duties hereby imposed on it, except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer or Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or Special Servicer, as the case may be, at the date of this Agreement. Any such determination of the nature described in the preceding sentence permitting the resignation of the Master Servicer or the Special Servicer, as the case may be, shall be evidenced by an Opinion of Counsel to such effect which shall be rendered by Independent counsel, be addressed and delivered to the Trustee and the Rating Agencies and be paid for by the resigning party. No such resignation for either reason shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party hereunder.

                  Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall be permitted, except as expressly provided herein, to assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, then, subject to Section 3.11 and Section 3.22, the entire amount of compensation payable to the Master Servicer or the Special Servicer, as the case may be, pursuant hereto and accrued after the date of transfer shall thereafter be payable to such successor.


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


                  SECTION 6.05. Rights of the Depositor and the Trustee in Respect of the Master Servicer and the Special Servicer.

                  The Master Servicer and the Special Servicer each shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer or the Special Servicer, as the case may be, in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer and the Special Servicer each shall furnish the Depositor and the Trustee with its most recent annual audited financial statements (or, if not available, the audited annual financial statements of it and its affiliates on a consolidated basis), and such other information as it possesses as is publicly available regarding its business, affairs, property and condition, financial or otherwise. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Special Servicer hereunder or, in connection with a default thereby, exercise the rights of the Master Servicer or the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.


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



                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01.    Events of Default.

                  (a) "Event of Default", wherever used herein, unless the context otherwise requires, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit into the Collection Account any amount required to be so deposited under this Agreement, which failure continues unremedied for two (2) Business Days following the date on which such deposit was first required to be made; or any failure by the Master Servicer to deposit into, or to remit to the Trustee for deposit into, the Distribution Account on any Master Servicer Remittance Date, the full amount of any Master Servicer Remittance Amount required to be so deposited or remitted under this Agreement on such date, which failure is not remedied by 11:00 a.m. (New York City time) on the relevant Distribution Date; or

                  (ii) any failure by the Special Servicer to deposit into, or to remit to the Master Servicer for deposit into, the Collection Account or the REO Account any amount required to be so deposited or remitted under this Agreement which continues unremedied for two (2) Business Days following the date on which such deposit or remittance was first required to be made; or

                  (iii) any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account, on any Master Servicer Remittance Date, the full amount of P&I Advances required to be made on such date, which failure is not remedied by 11:00 a.m. (New York City time) on the relevant Distribution Date; or

                  (iv) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it pursuant to this Agreement, which failure to make such Servicing Advance continues unremedied for a period of three (3) Business Days following the date on which notice shall have been received by the Master Servicer from the Trustee as provided in Section 3.11(e); or

                  (v) any failure by the Special Servicer to timely make (or timely direct the Master Servicer to make) any Servicing Advance required to be made by it or the Master Servicer at its direction pursuant to this Agreement, which failure to make such Servicing Advance continues unremedied for a period of three (3) Business Days following the date on which notice shall have been received by the Special Servicer from the Trustee as provided in Section 3.11(e); or

                  (vi) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements thereof contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Master Servicer or the Special Servicer, as the case may be, from any other party hereto, or by the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party hereto, from the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such failure which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue diligently, a full cure; or

                  (vii) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty thereof contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such breach which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue diligently, a full cure; or

                  (viii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (ix) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (x) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                  (xi) there has been a qualification, downgrade or withdrawal of any rating then assigned by either Rating Agency to any Class of Certificates because the Master Servicer or Special Servicer, as the case may be, is acting in such capacity;

                  (xii) the Trustee shall have received written notice from either Rating Agency that the continuation of the Master Servicer or the Special Servicer, as the case may be, in such capacity would result in the qualification, downgrade or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates.

Each Event of Default listed above as items (vi) through (x) shall constitute an Event of Default only with respect to the relevant party; provided that if a single entity acts or any two or more Affiliates act as Master Servicer and Special Servicer, or in any two or more of the foregoing capacities, an Event of Default in one capacity will constitute an Event of Default in each such capacity.

                  (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor or the Trustee may (and, at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall) terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records reasonably requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, the transfer within two (2) Business Days to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account, the Distribution Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or by the Special Servicer to the REO Account, the Collection Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or thereafter be received with respect to the Mortgage Loans and any REO Properties (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be obligated for or entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). All reasonable costs and expenses of the Trustee, the Trust or the successor Master Servicer or successor Special Servicer incurred in connection with transferring the Mortgage Files and/or Servicing Files, other servicing records and all funds relating to the Mortgage Loans and any REO Properties to the successor Master Servicer or Special Servicer and amending this Agreement to reflect such succession as successor Master Servicer or successor Special Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer or the Special Servicer, as applicable, upon presentation of reasonable documentation of such costs and expenses.

                  SECTION 7.02.    Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or the Special Servicer, as the case may be, by the terms and provisions hereof, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to cooperate or to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee nor any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or is not approved by each and every Rating Agency as an acceptable master servicer or special servicer, as the case may be, of commercial mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder; provided that such appointment does not result in the qualification, downgrade or withdrawal of any rating then assigned by either Rating Agency to any Class of Certificates (as evidenced by written confirmation thereof from each Rating Agency); and provided, further, that any successor to the Master Servicer must have a net worth of at least $10 million. No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on or in respect of the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Any costs and expenses associated with the transfer of the foregoing functions under this Agreement (other than the set-up costs of the successor) shall be required to be borne by the predecessor Master Servicer or Special Servicer, as applicable, and, if not paid by such predecessor Master Servicer or Special Servicer within 30 days of its receipt of an invoice therefor, shall be an expense of the Trust; provided that such predecessor Master Servicer or Special Servicer shall reimburse the Trust for any such expense so incurred by the Trust; and provided, further, that the Trustee shall decide whether and to what extent it is in the best interest of the Certificateholders to pursue any remedy against any party obligated to make such reimbursement.

                  SECTION 7.03.    Notification to Certificateholders.

                  (a) Upon any assignment of rights and obligations by the Master Servicer or the Special Servicer pursuant to Section 6.02, any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to
Section 7.01 or any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 6.02, Section 6.04 or Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Depositor.

                  (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five (5) days after a Responsible Officer of the Trustee has actual knowledge, or would be deemed in accordance with Section 8.02(vii) to have notice of the occurrence of such an event, the Trustee shall transmit by mail to the other non-defaulting parties hereto and all Certificateholders notice of such occurrence, unless such default shall have been cured.

                  SECTION 7.04.    Waiver of Events of Default.

                  The Holders entitled to at least 66-2/3% (or, in the case of an Event of Default described in clauses (i) through (v) of Section 7.01(a), 100%) of the Voting Rights allocated to each of the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default, except that prior to any waiver of an Event of Default arising from a failure to make P&I Advances, the Trustee shall be reimbursed all amounts which it has advanced. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor (provided that neither the Depositor nor any Affiliate thereof is the party in respect of which such Event of Default exists) shall be entitled to the same Voting Rights with respect to the matters described above as they would if any other Person held such Certificates.

                  SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01.    Duties of the Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all such Events of Default and defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement; provided that it is herein acknowledged and agreed that the Trustee is at all times acting in a fiduciary capacity with respect to the Certificateholders. If an Event of Default hereunder occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and applicable law, and use the same degree of care and skill in their exercise as a prudent man or the Trustee would exercise or use under the circumstances in the conduct of his or its own affairs (whichever standard would be higher). Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform in form to the requirements of this Agreement. If any such instrument is found not to so conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for, but may assume and rely upon, the accuracy and content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer, the Special Servicer or the Tax Administrator and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Master Servicer or the Special servicer in accordance with the terms of this Agreement; and

                  (v) Except to the extent expressly required by the other provisions of this Agreement, the Trustee shall have no duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording or filing or deposing or to any rerecording refiling or redepositing thereof, (B) to see to any insurance, (C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or the Special Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  SECTION 8.02.    Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 8.01:

                  (i) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default hereunder which has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (iv) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder, and after the curing of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, provided that the use of any such agent or attorney-in-fact shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any such agent or attorney-in-fact;

                  (vii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Certificates or this Agreement; and

                  (viii) The Trustee shall not be responsible for any act or omission of the Master Servicer, the Special Servicer or the Tax Administrator (unless the Trustee is acting as Master Servicer, Special Servicer or Tax Administrator, as the case may be) or for any act or omission of the Depositor or the Mortgage Loan Sellers.

                  SECTION 8.03. Trustee Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the representations and warranties of, and the other statements attributed to, the Trustee in Article II and the certificate of authentication executed by the Trustee as Certificate Registrar set forth on each outstanding Certificate) shall be taken as the statements of the Depositor, the Mortgage Loan Sellers, the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Sections 2.08 and 2.09) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Mortgage Loan Sellers in respect of the assignment of the Mortgage Loans to the Trust, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer and accepted by the Trustee in good faith, pursuant to this Agreement.

                  SECTION 8.04.    Trustee May Own Certificates.

                  The Trustee, in its individual or any other capacity, and any agent of the Trustee may become the owner or pledgee of Certificates with, except as otherwise provided in the definition of Certificateholder, the same rights it would have if it were not the Trustee or such agent, as the case may be.

                  SECTION 8.05.    Fees of the Trustee; Indemnification of
                                   Trustee.

                  (a) The Trustee shall pay to itself, prior to making any other distributions under Section 4.01(a), on each Distribution Date, pursuant to
Section 3.05(b)(ii), from amounts on deposit in the Distribution Account, an amount equal to the Trustee Fee for such Distribution Date and, to the extent not previously received, for each prior Distribution Date.

                  (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust (to the extent of amounts on deposit in the Collection Account and the Distribution Account from time to time) against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that none of the Trustee or any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (i) allocable overhead,
(ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing its routine duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  SECTION 8.06.    Eligibility Requirements for the Trustee.

                  The Trustee hereunder shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and be a corporation, a trust company, a bank or a banking association: (i) organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia; (ii) authorized under such laws to exercise trust powers; (iii) having a combined capital and surplus of at least $50,000,000; (iv) subject to supervision or examination by federal or state authority; and (v) whose long-term senior unsecured debt is rated not less than "Aa3" by Moody's and "AA" by Fitch (or, in the case of each Rating Agency, such lower ratings as would not, as confirmed in writing by such Rating Agency, result in a qualification, downgrade or withdrawal of any of the then-current ratings assigned by such Rating Agency to the Certificates). If such corporation, trust company, bank or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 8.06, the combined capital and surplus of such corporation, trust company, bank or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation, trust company, bank or banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and their respective Affiliates; provided that none of (i) the Depositor or any Person involved in the organization or operation of the Depositor, (ii) Llama,
(iii) SBRC or (iv) any Affiliate of any of them, may be the Trustee hereunder.

                  SECTION 8.07.    Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and all the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee reasonably acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.



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



                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee reasonably acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and the Certificateholders by the Depositor.

                  (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed; provided that the Master Servicer, the Depositor and the remaining Certificateholders shall have been notified. A copy of such instrument shall be delivered to the Depositor, the Mortgage Loan Sellers, the Special Servicer, the Tax Administrator and the remaining Certificateholders by the Master Servicer.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08.    Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files and related documents and statements at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Tax Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder. If such predecessor trustee was removed as Trustee under this Agreement without cause, the cost of any such execution, delivery or action shall be at the expense of the Trust.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.


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



                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders. If the Master Servicer fails to mail such notice within ten
(10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

                  SECTION 8.09.    Merger or Consolidation of the Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the Trustee shall continue to be eligible under the provisions of Section 8.06. The successor to the Trustee shall promptly notify in writing each of the other parties hereto, the Certificateholders and the Rating Agencies of any such merger, conversion, consolidation or succession to business.

                  SECTION 8.10.    Appointment of Co-Trustee or Separate
                                   Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. The Trustee shall not, however, appoint any particular co-trustee or separate trustee until it has obtained written confirmation from each Rating Agency that such appointment shall not result in the qualification, downgrade or withdrawal of any rating assigned by such Rating Agency to any Class of Certificates.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer, the Special Servicer or the Tax Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 8.10 shall not relieve the Trustee of its duties, responsibilities or liabilities hereunder.

                  SECTION 8.11.    Appointment of Custodians.

                  The Trustee may, at its own expense, with the consent of the Master Servicer, which consent shall not unreasonably be withheld, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee; provided that if the Custodian is an Affiliate of the Trustee such consent of the Master Servicer need not be obtained and the Trustee shall instead notify the Master Servicer of such appointment. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus (or shall have its performance guaranteed by an Affiliate with a combined capital and surplus) of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File, shall maintain errors and omissions insurance and a fidelity bond meeting the requirements of Fannie Mae for mortgage loan document custodians acting on its behalf and shall not be the Depositor, the Mortgage Loan Sellers, or any Affiliate of any of them. The long-term senior unsecured debt of each Custodian shall have been rated at least investment grade by each Rating Agency. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its duties, liabilities or obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.



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



                  SECTION 8.12.    Access to Certain Information.

                  (a) The Trustee shall provide or cause to be provided to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the Mortgage Files and any other documentation regarding the Mortgage Loans and the Trust Fund, that is within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

                  (b) Promptly following the first sale of any Non-Registered Certificate to an Independent third party, the Depositor shall provide to the Trustee ten (10) copies of any private placement memorandum or other disclosure document used by the Depositor or its Affiliate in connection with the offer and sale of the Class of Certificates to which such Non-Registered Certificate belongs. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten (10) copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall on behalf of the Depositor, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or any Certificate Owner or any Person identified to the Trustee by a Certificateholder or a Certificate Owner as a prospective transferee of a Certificate or interest therein, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Class of Certificates to which such Non-Registered Certificate belongs, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and the Sub-Servicing Agreements, and any amendments hereto or thereto, (B) all statements and reports required to be delivered to Holders of the relevant Class of Certificates pursuant to Section 4.02(a) since the Closing Date, (C) all reports delivered to the Trustee since the Closing Date pursuant to Section 4.02(b) and Section 4.02(c), (D) all Officer's Certificates delivered to the Trustee since the Closing Date pursuant to Section 3.13, (E) all accountants' reports delivered to the Trustee since the Closing Date pursuant to Section 3.14, (F) the most recent inspection report prepared by the Master Servicer or Special Servicer, as the case may be, and delivered to the Trustee in respect of each Mortgaged Property pursuant to Section 3.12(a),
(G) all Borrower financial statements and Mortgaged Property operating statements and rent rolls delivered to the Trustee by the Master Servicer or the Special Servicer since the Closing Date pursuant to Section 3.12(b), (H) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied or that any remedial, corrective or other further action contemplated in such clauses is required (but only for so long as such Mortgaged Property or the related Mortgage Loan is part of the Trust Fund), and (I) all documents constituting the Mortgage Files, including, without limitation, any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20 (but, in each case, only for so long as the related Mortgage Loan is part of the Trust Fund). Copies of any and all of the foregoing items are to be available from the Trustee upon request;

however, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such service.

                  In connection with providing access to or copies of the items described in the immediately preceding paragraph of this Section 8.12(b), the Trustee may require, unless the Depositor directs otherwise, (i) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a beneficial holder of Certificates and will keep such information confidential and (ii) in the case of any prospective purchaser of a Certificate or, in the case of a Book-Entry Certificate, of a beneficial ownership interest therein, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a prospective purchaser of a Certificate or a beneficial ownership interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Depositor grants written permission to the contrary. Notwithstanding the preceding sentences of this paragraph, the Trustee shall have no responsibility for the accuracy, completeness or sufficiency of any information so made available or furnished by it in the manner described in the immediately preceding paragraph.

                  SECTION 8.13. Filings with the Securities and Exchange Commission.

                  (a) With respect to the Trust's fiscal year 1999 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository), the Trustee shall:

                  (i) during such fiscal year, in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, prepare for filing, execute and properly file with the Commission monthly, with respect to the Trust, a Current Report on Form 8-K with copies of the Distribution Date Statement and the Unrestricted Servicer Reports attached as exhibits;

                  (ii) during such fiscal year, (A) monitor for and promptly notify the Depositor of the occurrence or existence of any of the matters identified in Section 11.09(a) and/or Section 8.13(b) (in each case to the extent that a Responsible Officer of the Trustee has actual knowledge thereof), (B) cooperate with the Depositor in obtaining all necessary information in order to enable the Depositor to prepare a Current Report on Form 8-K reporting any such matter in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, and (C) execute and promptly file with the Commission any such Current Report on Form 8-K prepared by or on behalf of the Depositor and delivered to the Trustee; and

                  (iii) within ninety (90) days following the end of such fiscal year, prepare, execute and properly file with the Commission, with respect to the Trust, an Annual Report on Form 10-K which complies in all material respects with the requirements of the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission;

provided that (x) the Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable for electronic filing via the EDGAR system (or in an ASCII, Microsoft Word or Excel format) and shall not have any responsibility to convert any such items (other than those generated by it) to such formats and (y) the Depositor shall be responsible for preparing, executing and filing (via the EDGAR system within fifteen (15) days following the Closing Date) a Current Report on Form 8-K reporting the establishment of the Trust and whereby this Agreement is filed as an exhibit. Each of the other parties to this Agreement shall deliver to the Trustee in a format suitable for electronic filing via the EDGAR system (or in an ASCII, Microsoft Word or Excel format) any and all items (including, in the case of the Master Servicer and the Special Servicer, Unrestricted Servicer Reports) contemplated to be filed with the Commission pursuant to this Section 8.13(a).

                  (b) At all times during the Trust's fiscal year 1999 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by at least 300 Holders and/or Depository Participants having accounts with the Depository, at all times during such other fiscal year), the Trustee shall monitor for and promptly notify the Depositor of the occurrence or existence of any of the following matters of which a Responsible Officer of the Trustee has actual knowledge:

                  (i) any failure of the Trustee to make any monthly distributions to the Holders of any Class of Certificates, which failure is not otherwise reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

                  (ii) any acquisition or disposition by the Trust of a Mortgage Loan or an REO Property, which acquisition or disposition has not otherwise been reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

                  (iii) any other acquisition or disposition by the Trust of a significant amount of assets (other than Permitted Investments, Mortgage Loans and REO Properties), other than in the normal course of business;

                  (iv)     any change in the fiscal year of the Trust;

                  (v) any material legal proceedings, other than ordinary routine litigation incidental to the business of the Trust, to which the Trust (or any party to this Agreement on behalf of the Trust) is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings;

                  (vi) any event of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or pertaining to the Trust or any party to this Agreement, or any actions by or on behalf of the Trust or any party to this Agreement indicating its bankruptcy, insolvency or inability to pay its obligations; and

                  (vii) any change in the rating or ratings assigned to any Class of Certificates not otherwise reflected in the Certificateholder Reports filed with the Commission;

provided that (a) the actual knowledge of a Responsible Officer of the Trustee of any material legal proceedings of which property included in the Trust Fund is subject or of any material legal proceedings threatened by a governmental authority is limited to circumstances where it would be reasonable for the Trustee to identify such property as an asset of, or as securing an asset of, the Trust or such threatened proceedings as concerning the Trust and (b) no Responsible Officer of the Trustee shall be deemed to have actual knowledge of the matters described in clauses (vi) and (vii) of this Section 8.13(b) unless
(x) any such matter contemplated in clause (vi) occurred or related specifically to the Trust or (y) such Responsible Officer was notified in writing.

                  (c) The Master Servicer, the Special Servicer and the Depositor shall each, as applicable, promptly notify the Trustee of the occurrence or existence of any of the following matters of which a Servicing Officer thereof has actual knowledge:

                  (i) any material legal proceedings, other than ordinary routine litigation incidental to the business of such Person, to which the Trust or such Person or such Person on behalf of the Trust is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings; and

                  (ii) any event of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of such Person or the Trust, or any actions by or on behalf of such Person or the Trust indicating its bankruptcy, insolvency or inability to pay its obligations.

                  (d) If as of the beginning of any fiscal year for the Trust (other than fiscal year 1999), the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depository) by less than 300 Holders and/or Depository Participants having accounts with the Depository, the Trustee shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Trust.


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



                                   ARTICLE IX

                                   TERMINATION


                  SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  Subject to Section 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the Tax Administrator (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) or the Master Servicer (in that order or priority) of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price (to be calculated by the Master Servicer and the Trustee as of the close of business on the third Business Day preceding the date upon which notice of any such purchase is furnished to Certificateholders pursuant to the fourth paragraph of this Section 9.01 and as if the purchase was to occur on such Business Day) equal to (A) the aggregate Purchase Price of all the Mortgage Loans included in the Trust Fund, plus (B) the appraised value of each REO Property, if any, included in the Trust Fund (such appraisal to be conducted by a Qualified Appraiser selected by the Master Servicer and approved by the Trustee), minus (C) if such purchase is being made by the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any Advance Interest payable to the Master Servicer in respect of such Advances and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), (ii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) and the Master Servicer, in that order of priority, shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than sixty (60) days prior to the anticipated date of purchase; provided, however, that the Master Servicer and any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) each may so elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund only if the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance. In the event that the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) elects to purchase all of the Mortgage Loans and each

REO Property remaining in the Trust Fund in accordance with the preceding sentence, the Master Servicer or such Majority Certificateholder, as applicable, shall deposit in the Distribution Account not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof payable to any Person other than the Certificateholders pursuant to
Section 3.05(a), which portion shall be deposited in the Collection Account). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the purchaser or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the purchaser, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund.

                  Any Sole Certificateholder shall have the right to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (ii) of the second preceding paragraph by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder elects to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Sole Certificateholder, not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, shall deposit: (i) in the Distribution Account an amount in immediately available funds equal to all amounts then due and owing to the Trustee and/or Tax Administrator hereunder that may be withdrawn from the Distribution Account pursuant to Section 3.05(b); and (ii) in the Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Master Servicer, the Special Servicer, the Trustee and/or the Tax Administrator hereunder that may be withdrawn from the Collection Account pursuant to Section 3.05(a). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Collection Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made and following the surrender of all the Certificates on the Final Distribution Date, the Trustee shall release or cause to be released to the Sole Certificateholder or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Sole Certificateholder, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders and, if not previously notified pursuant to the preceding paragraphs, to the other parties hereto mailed (a) in the event such notice is given in connection with a purchase by the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Depositor or a Mortgage Loan Seller) of all of the Mortgage Loans and each REO Property remaining in the Trust Fund, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the 5th day of such month, in each case specifying (i) the Distribution Date upon which the Trust will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such

Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated.

                  Upon presentation and surrender of the Certificates by the Certificateholder(s) on the Final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for, and any Prepayment Premiums distributable on, such date that is allocable to payments on the relevant Class in accordance with
Section 4.01.

                  Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six (6) months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then (subject to applicable escheat laws) the Class R-III Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject thereto.

                  SECTION 9.02.    Additional Termination Requirements.

                  (a) In the event the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) purchases, or the Sole Certificateholder exchanges all the Certificates for, all of the Mortgage Loans and each REO Property remaining in each REMIC Pool as provided in Section 9.01, the Trust (and, accordingly, each REMIC Pool) shall be terminated in accordance with the following additional requirements, unless the Master Servicer or such Majority Certificateholder, as applicable, obtains at its own expense and delivers to the Trustee and the Tax Administrator an Opinion of Counsel, addressed to the Trustee and the Tax Administrator, to the effect that the failure of the Trust to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of any REMIC Pool as defined in Section 860F of the Code or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) the Tax Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each REMIC Pool pursuant to Treasury regulation Section 1.860F-1;

                  (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of each REMIC Pool to the Master Servicer, the Majority Certificateholder of the Controlling Class or the Sole Certificateholder, as applicable, for cash and/or Certificates; and

                  (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the applicable Class of Residual Certificates all cash on hand (other than cash retained to meet claims), and each of REMIC Pool shall terminate at that time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Tax Administrator to adopt a plan of complete liquidation of each of REMIC Pool in accordance with the terms and conditions of this Agreement, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS


                  SECTION 10.01.   REMIC Administration.

                  (a) The Tax Administrator shall elect to treat each REMIC Pool as a REMIC under the Code and, if necessary, under Applicable State Law. Each such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC I Residual Interest is the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The 625 Polk Street REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the 625 Polk Street REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the 625 Polk Street REMIC. The Fourth Avenue Marketplace REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the Fourth Avenue Marketplace REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the Fourth Avenue Marketplace REMIC. The GTE Plaza Shopping Center REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the GTE Plaza Shopping Center REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the GTE Plaza Shopping Center REMIC. The Holmead Apartments REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the Holmead Apartments REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the Holmead Apartments REMIC. The Parker Paints (Andresen Plaza) REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the Parker Paints (Andresen Plaza) REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the Parker Paints (Andresen Plaza) REMIC. The 500 Third Street REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the 500 Third Street REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the 500 Third Street REMIC. The Park View Plaza REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the Park View Plaza REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the Park View Plaza REMIC. The REMIC II Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC II, and the Class R-II Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC II. The Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L and Class M Certificates are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-III Certificates are hereby designated as the sole class of "residual interests" (within the meaning of

Section 860G(a)(2) of the Code), in REMIC III. None of the Tax Administrator, the Master Servicer, the Special Servicer or the Trustee shall, to the extent it is within the control of such Person, create or permit the creation of any other "interests" in any REMIC Pool (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

                  (c) The Closing Date is hereby designated as the "Startup Day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

                  (d) The Holder of Certificates evidencing the largest Percentage Interest in the related Class of Residual Certificates is hereby designated as agent for the Tax Matters Person of each REMIC Pool and shall: act on behalf of the Trust in relation to any tax matter or controversy, represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC Pool, seek private letter rulings from the IRS in accordance with Section 10.01(g), enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any REMIC Pool, and otherwise act on behalf of each REMIC Pool in relation to any tax matter or controversy involving such REMIC. By their acceptance thereof, the Holders of the Residual Certificates hereby agree to irrevocably appoint the Tax Administrator as their agent to perform all of the duties of the Tax Matters Person for each REMIC Pool and the Tax Administrator agrees to act in such capacity. Subject to Section 10.01(h), the legal expenses and costs of any action described in this subsection (d) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Tax Administrator shall be entitled to be reimbursed therefor out of any amounts on deposit in the Distribution Account as provided by Section 3.05(b).

                  (e) The Tax Administrator shall prepare and file, and the Trustee shall sign, all of the Tax Returns in respect of each REMIC Pool. The expenses of preparing and filing such returns, and performing its duties under
Section 10.01(f), shall be borne by the Tax Administrator without any right of reimbursement therefor.

                  (f) The Tax Administrator shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any other taxing authority under Applicable State Law. Included among such duties, the Tax Administrator shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each REMIC Pool.

                  (g) The Tax Administrator shall perform its duties more specifically set forth hereunder in a manner consistent with maintaining the status of each REMIC Pool as a REMIC under the REMIC Provisions (and each of the other parties hereto shall assist it, to the extent reasonably requested by it). The Tax Administrator shall not knowingly take (or cause any REMIC Pool to take) any action or fail to take (or fail to cause to be taken) any action within the scope of its duties more specifically set forth hereunder that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event with respect to any such REMIC, unless the Tax Administrator has received an Opinion of Counsel or an IRS private letter ruling to the effect that the contemplated action will not result in an Adverse REMIC Event. None of the other parties hereto shall take any action (whether or not authorized hereunder) as to which the Tax Administrator has advised it in writing that it has received an Opinion of Counsel or an IRS private letter ruling to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC Pool, or causing any REMIC Pool to take any action, that is not expressly permitted under the terms of this Agreement, each of the other parties hereto will consult with the Tax Administrator, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. None of the parties hereto shall take any such action or cause any REMIC Pool to take any such action as to which the Tax Administrator has advised it in writing that an Adverse REMIC Event could occur. The Tax Administrator may consult with counsel or seek an IRS private letter ruling to make such written advice, and the cost of same shall be borne: (i) if such action that is not expressly permitted by this Agreement would be of a material benefit to or otherwise in the best interests of the Certificateholders as a whole, by the Trust and shall be paid by the Trustee at the direction of the Tax Administrator out of amounts on deposit in the Distribution Account; and
(ii) otherwise by the party seeking to take the action not permitted by this Agreement. Without limiting the respective duties and obligations of the parties hereto, the parties hereto may act hereunder in reliance on any IRS private letter ruling so obtained by the Tax Administrator.

                  (h) In the event that any tax is imposed on any REMIC Pool, including, without limitation, "prohibited transactions" taxes as defined in
Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under this Article X; (ii) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under
Article IV, Article VIII or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Article X; or (v) the Trust, out of the Trust Fund (exclusive of the Grantor Trust Pool) in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust. If any tax is imposed on either Grantor Trust Pool, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Tax Administrator, if such tax arises out of or results from a breach by the Tax Administrator of any of its obligations under this Article X; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under
Article III or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Article X; or (v) the Trust, out of the portion of the Trust Fund constituting such Grantor Trust Pool, in all other instances. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee at the direction of the Tax Administrator out of amounts on deposit in the Distribution Account.

                  (i) The Tax Administrator and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool and the Grantor Trust Pool on a calendar year and on an accrual basis.

                  (j) Following the Startup Day therefor, the Trustee shall not accept any contributions of assets to any REMIC Pool unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) None of the Tax Administrator, the Master Servicer, the Special Servicer or the Trustee shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) a breach of any representation or warranty of Llama or SBRC regarding the Mortgage Loans or as otherwise provided for in Section 2.03, (B) the foreclosure, default or imminent default of a Mortgage Loan, including but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed- in-lieu of foreclosure, (C) the bankruptcy of any REMIC Pool, or (D) the termination of the Trust pursuant to Article IX of this Agreement); (ii) the sale or disposition of any investments in the Collection Account or the REO Account for gain; or (iii) the acquisition of any assets for the Trust Fund (other than a Mortgaged Property acquired through foreclosure, deed-in-lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Collection Account or the REO Account); in any event unless it has received an Opinion of Counsel (from and at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not cause: (x) any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on any REMIC Pool under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (l) Except as otherwise permitted by Section 3.17(a), none of the Tax Administrator, the Master Servicer, the Special Servicer or the Trustee shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit any REMIC Pool to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, the Tax Administrator shall make reasonable efforts to ensure that substantially all of the assets of each REMIC Pool will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (m) Within thirty (30) days after the Closing Date, the Tax Administrator shall prepare and file with the IRS, with respect to each REMIC Pool, if required by the Code, Form 8811 "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations".

                  (n) On or before April 15 of each calendar year, commencing April 15, 2000, unless the Tax Administrator and the Trustee are the same Person, the Tax Administrator shall deliver to the Trustee an Officer's Certificate from a Responsible Officer of the Tax Administrator confirming the Tax Administrator's compliance with its obligations under this Agreement during the prior calendar year.

                  (o) The parties intend that the portion of the Trust Fund consisting of Additional Interest on the ARD Loans and the Class Y Sub-Account shall constitute, and that the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. The parties intend that the portion of the Trust Fund consisting of the REMIC I Residual Interest and the Loan REMIC Residual Interests shall constitute, and that the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. The Tax Administrator shall also perform on behalf of either Grantor Trust Pool all reporting and other tax compliance duties that are the responsibility of either Grantor Trust under the Code or any compliance guidance issued by the IRS or any state or local taxing authorities. The expenses of preparing and filing such returns shall be borne by the Tax Administrator.

                  SECTION 10.02. Depositor, Master Servicer, Special Servicer and Trustee to Cooperate with Tax Administrator.

                  (a) The Depositor shall provide or cause to be provided to the Tax Administrator, within ten (10) days after the Closing Date, all information or data that the Tax Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (b) The Master Servicer, the Special Servicer and the Trustee shall each furnish such reports, certifications and information, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the Tax Administrator in order to enable it to perform its duties hereunder.

                  SECTION 10.03.   Appointment of Tax Administrators.

                  The Trustee may, at its own expense, appoint any Person with appropriate tax-related experience to act as Tax Administrator hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as Tax Administrator, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a Tax Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Tax Administrator. The Trustee shall cause any such Tax Administrator appointed by it to execute and deliver to the Trustee an instrument in which such Tax Administrator shall agree to act in such capacity, with the obligations and responsibilities provided for herein. The Tax Administrator shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04 and 8.05(b) shall apply to the Tax Administrator to the same extent that they apply to the Trustee. Any Tax Administrator appointed in accordance with this Section
10.03 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Tax Administrator appointed in accordance with this Section 10.03 by giving written notice of termination to such Tax Administrator, the Master Servicer, and the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS


                  SECTION 11.01.  Amendment.

                  (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be defective or may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee and the Tax Administrator, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any REMIC Pool or either Grantor Trust Pool at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC Pool or either Grantor Trust Pool; (vi) to modify, add to or eliminate any provisions of Section 5.02(d)(i), (ii) and (iii) as provided in Section 5.02(d)(iv); or (vii) for any other purpose; provided that such amendment (other than any amendment for the specific purposes described in clauses (v) and (vi) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder without such Certificateholder's written consent; and provided further that such amendment (other than any amendment for any of the specific purposes described in clauses (i) through (vi) above) shall not result in a qualification, downgrade or withdrawal of any rating then assigned to any Class of Certificates by either Rating Agency (as evidenced by written confirmation to such effect from each Rating Agency obtained by or delivered to the Trustee).

                  (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment of this Agreement shall (i) reduce in any manner the amount of, or delay the timing of, payments on any Certificate without the written consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (b)(i) without the written consent of the Holders of all Certificates of such Class, or (iii) modify the provisions of this Section 11.01 without the written consent of the Holders of all Certificates then-outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor, Llama, SBRC, the Master Servicer, the Special Servicer or any of their respective Affiliates shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates.

                  (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Tax Administrator shall consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to any party hereto in accordance with such amendment will not result in the imposition of a tax on any REMIC Pool pursuant to the REMIC Provisions or cause any REMIC Pool to fail to qualify as a REMIC or cause an Adverse Grantor Trust Event at any time that any Certificates are outstanding.

                  (d) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of the amendment to each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided that such consents shall be in writing.

                  (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to
Section 11.01(a) or (c) shall be payable out of the Distribution Account.


                  SECTION 11.02.  Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust, but only upon (i) consent of the Controlling Class Representative and (ii) direction by the Trustee accompanied by an Opinion of Counsel (the reasonable cost of which may be paid out of the Distribution Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03.  Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty
(60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03(c), each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.


                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05.  Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (1) in the case of the Depositor, Salomon Brothers Mortgage Company VII, Inc., 388 Greenwich Street, New York, New York 10013, Attention: Angela Hutzel, telecopy number: (212) 816-8306; (2) in the case of Llama, Llama Capital Mortgage Company Limited Partnership, 505 South Flagler Drive, West Palm Beach, Florida 33401, Attention: Jordan Paul, telecopy number (561) 832-7404, with copies to Llama Capital Mortgage Company Limited Partnership, 505 South Flagler Drive, West Palm Beach, Florida 33401, Attention:
General Counsel; (3) in the case of SBRC, Salomon Brothers Realty Corp., 388 Greenwich Street, New York, New York 10013, Attention: Angela Hutzel, telecopy number (212) 816-8306; (4) in the case of the Master Servicer, GMAC Commercial Mortgage Corporation, 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attention: Managing Director Servicing, with copies to GMAC Commercial Mortgage Corporation, 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044, Attention: General Counsel and to GMAC Commercial Mortgage Corporation, 150 South Wacker Drive, 28th Floor, Chicago, Illinois 60606 Attention: Gary Severyn; (5) in the case of the Special Servicer, BNY Asset Solutions LLC, 6550 Rock Spring Drive, Suite 280, Bethesda, Maryland 20817, Attention: President; with a copy to BNY Asset Solutions LLC, 600 E. Las Colinas Boulevard, Suite 1300, Irving, Texas 75039, Attention: SVP, Risk Management; (6) in the case of the Trustee, The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York 10009-2697, Attention: Capital Markets Fiduciary Services (CMBS); and (7) in the case of the Rating Agencies, (A) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Commercial MBS Monitoring Department, telecopy number: (212) 553-0300; and (B) Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Commercial Mortgage Surveillance; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.


                  SECTION 11.06.  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.


                  SECTION 11.07.  Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. Except as specifically contemplated by Sections 3.26, 6.03 and 8.05, no other person, including, without limitation, any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  SECTION 11.08.  Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09.  Notices to the Rating Agencies.

                  (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                  (i)   any material change or amendment to this Agreement;

                  (ii) the occurrence of any Event of Default hereunder that has not been cured;

                  (iii) the resignation or termination of the Master Servicer, the Special Servicer or the Tax Administrator and the appointment of a successor;

                  (iv) any change in the location of the Distribution Account or the Interest Reserve Account;

                  (v)   the final payment to any Class of Certificateholders;
and

                  (vi) the repurchase of any Mortgage Loan by Llama or SBRC, as applicable, pursuant to Section 2.03.

                  (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) the resignation or removal of the Trustee and the appointment of a successor;

                  (ii)  any change in the location of the Collection Account;

                  (iii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Trustee;

                  (iv) any material casualty at or condemnation or eminent domain proceeding in respect of a Mortgaged Property; and

                  (v) the vacating by an anchor tenant of a retail Mortgaged Property.

                  (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish to each Rating Agency such information with respect to the Mortgage Loans as the Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide.

                  (d) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (i) each of its annual statements as to compliance described in Section 3.13; and

                  (ii) each of its annual independent public accountants' servicing reports described in Section 3.14, if any.

In addition, upon request, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies or summaries (in such format as will be acceptable to the Rating Agency) of any of the written reports (including, without limitation, reports regarding property inspections) prepared, and any of the quarterly and annual operating statements, rent rolls and financial statements collected, by it pursuant to Section 3.12(b).

                  (e) The Trustee shall promptly furnish to each Rating Agency on a monthly basis copies of the statements to the Holders of the REMIC III Regular Certificates required by the first paragraph of Section 4.02(a).

                  (f) To the extent reasonably possible, all information and reports delivered or made available to the Rating Agencies by any of the Trustee, the Master Servicer or the Special Servicer pursuant to this Section 11.09, shall be so delivered or otherwise made available through an electronic medium.

                  SECTION 11.10.  Notices to Controlling Class Representative.

                  The Trustee, the Master Servicer or the Special Servicer, as the case may be, shall deliver to the Controlling Class Representative a copy of each notice or other item of information such Person is required to deliver to the Rating Agencies pursuant to Section 11.09, to the extent not previously delivered, in each case simultaneously with the delivery thereof to the Rating Agencies.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers or representatives thereunto duly authorized, in each case as of the day and year first above written.


                          SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.
                              Depositor

                                    By:  /s/ Angela Hutzel
                                        ----------------------------------------
                                    Name:  Angela Hutzel
                                    Title: Assistant Vice President


                          SALOMON BROTHERS REALTY CORP.
                              Mortgage Loan Seller

                                    By:  /s/ Angela Hutzel
                                        ----------------------------------------
                                    Name:  Angela Hutzel
                                    Title: Authorized Agent


                          LLAMA CAPITAL MORTGAGE COMPANY
                              LIMITED PARTNERSHIP
                              Mortgage Loan Seller

                                    By:  Llama Mortgage Services Corporation
                                        ----------------------------------------
                                         its general partner

                                    By:  /s/ Kevin J. Kelley
                                        ----------------------------------------
                                    Name:  Kevin J. Kelley
                                    Title: Assistant Secretary


                          GMAC COMMERCIAL MORTGAGE CORPORATION
                              Master Servicer

                                    By:  /s/ Kathryn Marquardt
                                        ----------------------------------------
                                    Name:  Kathryn Marquardt
                                    Title: Senior Vice President

                          BNY ASSET SOLUTIONS LLC
                               Special Servicer

                                    By:  /s/ Louis J. Trotter Jr.
                                        ----------------------------------------
                                    Name:  Louis J. Trotter Jr.
                                    Title: President


                          THE CHASE MANHATTAN BANK
                              Trustee

                                    By:  /s/ Nina Velastegui
                                        ----------------------------------------
                                    Name:  Nina Velastegui
                                    Title: Assistant Vice President

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On the  20th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Angela Hutzel , known to me
                                                  ---------------
to be a  Assistant Vice President  of SALOMON BROTHERS MORTGAGE SECURITIES VII,
        --------------------------
INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ David E. Philley
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF  New York                          )
         ----------                         )  ss.:
COUNTY OF  New York                         )
          ----------


                  On the  20th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Angela Hutzel , known to me
                                                  ---------------
to be a  Authorized Signatory  of SALOMON BROTHERS REALTY CORP., one of, the
        ---------------------
entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ David E. Philley
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF FLORIDA                            )
        ---------                           )  ss.:
COUNTY OF PALM BEACH                        )
         ------------


                  On the  17th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Kevin J. Kelley , known to me
                                                  -----------------
to be an  Assistant Secretary  of LLAMA MORTGAGE SERVICES CORPORATION,
         ------------------------------------------------------------
the general partner of LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ Elizabeth S. Gore
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF  PENNSYLVANIA                      )
         --------------                     )  ss.:
COUNTY OF  MONTGOMERY                       )
          ------------


                  On the  20th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Kathryn Marquardt , known to
                                                  -------------------
me to be a  Senior Vice President  of GMAC COMMERCIAL MORTGAGE CORPORATION,
           -----------------------
one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ Dorothy Marshall
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF  MARYLAND                          )
         ----------                         )  ss.:
COUNTY OF  MONTGOMERY                       )
          ------------


                  On the  18th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Louis J. Trotter, Jr. , known
                                                  -----------------------
to me to be a  President  of BNY ASSET SOLUTIONS LLC, one of the entities that
              -----------
executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ Stacey M. Fournier
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

STATE OF  NEW YORK                          )
         ----------                         )  ss.:
COUNTY OF  NEW YORK                         )
          ----------


                  On the  20th  day of  August , 1999, before me, a notary
                         ------        --------
public in and for said State, personally appeared  Nina Velastequi , known to me
                                                  -----------------
to be a  Assistant Vice President  of THE CHASE MANHATTAN BANK, one of the
        --------------------------
entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ Margaret M. Price
                                        ----------------------------------------
                                        Notary Public


[Notarial Seal]

                                   SCHEDULE I

                             Mortgage Loan Schedule

                             [See Attached Schedule]


 Loan         Mortgage Seller                  Property Name                                          Cut-off Date
 Number                                                                                                 Balance
   110    Salomon Brothers Realty Corp.   Tempe Square Shopping Center                               8,482,230.41
   112    Salomon Brothers Realty Corp.   DEA and U.S. Customs Office Building-Riverside             7,189,887.45
   113    Salomon Brothers Realty Corp.   DEA and U.S. Customs Office Building-Otay Mesa             6,380,152.60
   119    Salomon Brothers Realty Corp.   Lincoln View Plaza Shopping Center                         5,170,454.01
   121    Salomon Brothers Realty Corp.   Hampton Inn - St. Augustine Beach                          4,859,774.60
   123    Salomon Brothers Realty Corp.   D.I.Y. Home Warehouse Shopping Center                      4,765,378.78
   128    Salomon Brothers Realty Corp.   Plainfield Shoppes                                         4,246,731.55
   158    Salomon Brothers Realty Corp.   Hampton Inn - Rome                                         2,349,057.70
   167    Salomon Brothers Realty Corp.   Pocatello Industrial Park                                  2,176,374.63
   213    Salomon Brothers Realty Corp.   Oakridge Townhomes                                         1,040,246.30
   217    Salomon Brothers Realty Corp.   Hollywood Video - Tucson                                     948,146.25
   220    Salomon Brothers Realty Corp.   2424 State Road                                              809,961.91
   221    Salomon Brothers Realty Corp.   Hollywood Video - St. Joseph                                 759,725.65
   228    Salomon Brothers Realty Corp.   8431-8435 Buffalo Avenue                                     244,438.31
   246    Salomon Brothers Realty Corp.   510 Maple Avenue                                             289,810.58
   248    Salomon Brothers Realty Corp.   Hollywood Video - Fort Smith                                 955,556.33
   249    Salomon Brothers Realty Corp.   OfficeMax - Casper                                         2,316,574.85
   261    Salomon Brothers Realty Corp.   Rainbow Springs Shopping Center                           10,692,481.25
   263    Salomon Brothers Realty Corp.   OfficeMax - Sandy                                          2,561,669.38
   264    Salomon Brothers Realty Corp.   West Palm Plaza                                            2,561,669.38
   265    Salomon Brothers Realty Corp.   OfficeMax-American Fork                                    2,118,303.52
   267    Salomon Brothers Realty Corp.   Office Max - Manitowoc                                     1,970,514.87
   269    Salomon Brothers Realty Corp.   OfficeMax - Clovis                                         1,812,873.70
   270    Salomon Brothers Realty Corp.   Nebel Office Center                                        1,679,291.48
   272    Salomon Brothers Realty Corp.   Hollywood Video - Raleigh                                  1,146,675.72
   273    Salomon Brothers Realty Corp.   Hollywood Video - Rocky Mount                              1,046,933.05
   274    Salomon Brothers Realty Corp.   Hollywood Video - Sanford                                    959,688.54
   276    Salomon Brothers Realty Corp.   Hollywood Video - New Bern                                   985,627.07
   288    Salomon Brothers Realty Corp.   605 & Firestone Shopping Center                            5,942,859.37
   296    Salomon Brothers Realty Corp.   32-34 North Main Street                                      183,561.34
   299    Salomon Brothers Realty Corp.   Ace Clearwater Industrial Facility                         1,218,619.64
   304    Salomon Brothers Realty Corp.   7900 Queenair Drive                                          988,631.76
   305    Salomon Brothers Realty Corp.   Hampton Park Business Center                               1,136,926.52
   306    Salomon Brothers Realty Corp.   Village Square Shopping Center                             1,484,055.46
   307    Salomon Brothers Realty Corp.   4600 City Line Avenue                                      1,636,993.69
   308    Salomon Brothers Realty Corp.   OfficeMax - Clinton                                        2,036,705.57
   309    Salomon Brothers Realty Corp.   Philips Medical Systems                                    2,473,616.04
   311    Salomon Brothers Realty Corp.   Country Club Estates                                       1,830,051.56
   312    Salomon Brothers Realty Corp.   Valley View Apartments                                     1,167,276.20
   313    Salomon Brothers Realty Corp.   325 Broadway                                               2,467,628.72
   314    Salomon Brothers Realty Corp.   Northeast Commerce Center                                  2,336,145.55
   315    Salomon Brothers Realty Corp.   The Vinings Apartments                                    13,181,122.36
--------------------------------------------------------------------------------------------------------------------
   316    Salomon Brothers Realty Corp.   Central Plaza/Wells Avenue, LLC Portfolio                  9,705,379.55
   316A                                   Central Plaza One and Two
   316B                                   Newton Center
--------------------------------------------------------------------------------------------------------------------
   317    Salomon Brothers Realty Corp.   Dorsey One                                                 3,079,990.02
   318    Salomon Brothers Realty Corp.   Southgate Business Center                                  3,775,471.62
   319    Salomon Brothers Realty Corp.   20735 Superior Street                                      1,060,704.57
   320    Salomon Brothers Realty Corp.   Willows II Apartments                                      1,641,553.81
   321    Salomon Brothers Realty Corp.   North McColl Business Park                                 1,228,738.28


Loan       Property Address                       City                  State    Zip     Original     Mortgage       Note Date
Number                                                                           Code    Balance        Rate
   110     6426 South McClintock Drive            Tempe                   AZ     85283   8,600,000     7.200%         01/06/98
   112     4470 Olivewood Avenue                  Riverside               CA     92501   7,725,000     7.810%         09/22/97
   113     841 Neils Bohr Ct                      Otay Mesa               CA     97175   6,855,000     7.810%         09/22/97
   119     3113-3155 East Lincoln Drive           Phoenix                 AZ     85016   5,250,000     7.407%         12/12/97
   121     430 State Highway A1A                  St. Augustine Beach     FL     32084   5,000,000     8.170%         11/07/97
   123     4601 Northfield Road                   North Randall           OH     44128   4,875,000     7.625%         12/18/97
   128     2611-2649 East Main Street             Plainfield              IN     46902   4,350,000     7.200%         02/27/98
   158     21 Chateau Drive                       Rome                    GA     30161   2,500,000     8.250%         11/21/97
   167     4278-4280 Yellowstone                  Pocatello               ID     83201   2,230,000     9.375%         05/02/97
           Avenue & 1944 Hurley Avenue
   213     816-819 Tracey Street,                 Henderson               NV     89012   1,062,500     7.625%         12/24/97
           306-324 Champlin Avenue,
           810-818 Joyce Street, and
           301-325 Gayle Avenue
   217     1895 W. Valencia Road                  Tucson                  AZ     85746     980,000     7.625%         01/22/98
   220     2424 State Road                        Bensalem                PA     19020     825,000     8.970%         12/24/97
   221     205 North Belt Highway                 St. Joseph              MO     64501     796,000     7.750%         02/20/98
   228     8431-8435 Buffalo Avenue               Niagara Falls           NY     14304     250,000     9.310%         07/24/97
   246     510 Maple Avenue                       Elizabeth               NJ     07202     293,900     8.359%         04/09/98
   248     8500 Phoenix Avenue                    Fort Smith              AR     72903     990,000     7.650%         03/28/98
   249     3540 East Second Street                Casper                  WY     82609   2,360,000     7.250%         03/31/98
   261     3615-3685 South Rainbow Boulevard      Las Vegas               NV     89103  11,187,000     7.125%         05/20/98
   263     10947 South State Street               Sandy                   UT     84070   2,600,000     7.250%         06/16/98
   264     2301-2399 W. 52nd Street               Hialeah                 FL     33016   2,600,000     7.250%         06/23/98
   265     650 South 500 East                     American Fork           UT     84003   2,150,000     7.250%         06/16/98
   267     4121 Calumet Avenue                    Manitowoc               WI     54220   2,000,000     7.250%         06/17/98
   269     900 East Manana Boulevard              Clovis                  NM     88101   1,840,000     7.250%         06/29/98
   270     11600 Nebel Street                     Rockville               MD     20852   1,700,000     7.750%         04/30/98
   272     900 Spring Forest Road                 Raleigh                 NC     27609   1,180,000     7.550%         06/15/98
   273     941 North Wesleyan Boulevard           Rocky Mount             NC     27804   1,080,000     7.550%         05/11/98
   274     2109 South Horner Blvd.                Sanford                 NC     27330     990,000     7.550%         05/11/98
   276     3500 Clarendon Boulevard               New Bern                NC     28562   1,013,600     7.750%         06/15/98
   288     10917-10961 Firestone Boulevard        Norwalk                 CA     90650   6,000,000     7.500%         05/08/98
   296     32-34 North Main Street                Spring Valley           NY     10977     190,000     9.154%         06/15/98
   299     19815 Magellan Drive                   Torrance                CA     90502   1,250,000     7.250%         11/30/98
   304     7900 Queenair Drive                    Gaithersburg            MD     20879   1,000,000     7.250%         09/08/98
   305     505 Hampton Park Boulevard             Capital Heights         MD     20743   1,150,000     7.250%         09/08/98
   306     19325-71 South Dixie Highway           Miami                   FL     33157   1,500,000     7.625%         09/10/98
   307     4600 City Line Avenue                  Philadelphia            PA     19131   1,650,000     7.375%         12/08/98
   308     2510 Lincoln Way                       Clinton                 IA     52732   2,060,000     7.125%         10/16/98
   309     2171 Landings Drive                    Mountain View           CA     94043   2,500,000     7.125%         10/15/98
   311     654, 675, 713 and 726 Long Drive       Sheridan                WY     82801   1,850,000     7.000%         10/13/98
   312     315, 325, 401 East Boxelder Road       Gillette                WY     82718   1,180,000     7.000%         10/13/98
   313     325 Broadway                           New York                NY     10007   2,500,000     6.500%         10/01/98
   314     6904 North Main Street & 100
           Northeast Drive                        Columbia                SC     29203   2,350,000     7.150%         11/03/98
   315     735 Dulles Avenue                      Stafford                TX     77477  13,250,000     7.686%         11/30/98
   ---------------------------------------------------------------------------------------------------------------------------
   316                                                                                   9,800,000     6.900%         11/05/98
   316A    675 Massachussetts Avenue              Cambridge               MA     01239
   318B    181 Wells Avenue                       Newton                  MA     02159
   ---------------------------------------------------------------------------------------------------------------------------
   317     6835 Deerpath Road                     Elkridge                MD     21227   3,100,000     6.750%         11/04/98
   318     4500 Southgate Place                   Chantilly               VA     22021   3,800,000     6.750%         11/04/98
   319     20735 Superior Street                  Chatsworth              CA     91311   1,070,000     7.500%         11/30/98
   320     2024 Park Springs Boulevard            Arlington               TX     76013   1,650,000     7.750%         11/30/98
   321     4901-5011 North McColl Road            McAllen                 TX     78504   1,240,000     7.250%         11/17/98

 Loan         Mortgage Seller                  Property Name                                          Cut-off Date
 Number                                                                                                 Balance
    323    Salomon Brothers Realty Corp.   Seneca Center                                              2,687,561.89
    325    Salomon Brothers Realty Corp.   Hunter's Ridge Apartments                                  7,183,305.39
    326    Salomon Brothers Realty Corp.   Mill Creek Apartments                                      5,387,479.07
    327    Salomon Brothers Realty Corp.   Walnut Creek I & II Apartments                             9,976,813.08
    328    Salomon Brothers Realty Corp.   Woodbridge Crossing Apartments                             4,988,406.53
    329    Salomon Brothers Realty Corp.   Towne Oaks Apartments                                      7,182,319.15
    333    Salomon Brothers Realty Corp.   Ashford Point Apartments                                   4,748,032.66
    334    Salomon Brothers Realty Corp.   Blockbuster Video Store                                    1,225,917.41
    335    Salomon Brothers Realty Corp.   Country View Apartments                                    5,884,960.29
    336    Salomon Brothers Realty Corp.   Lakewood Colony Apartments                                 3,263,787.34
    337    Salomon Brothers Realty Corp.   Melbourne Neurologic Medical Building                      1,257,624.72
    338    Salomon Brothers Realty Corp.   Pebble Creek Village Apartments                            3,337,090.66
    339    Salomon Brothers Realty Corp.   Quail Valley Apartments                                    3,725,015.22
    340    Salomon Brothers Realty Corp.   1100 Marshall Street Office Building                       2,272,359.77
    341    Salomon Brothers Realty Corp.   Wayforest Glen Apartments                                  2,374,265.87
6000171    Salomon Brothers Realty Corp.   Econolodge & Efficiency Apartments                         1,692,450.14
6000215    Salomon Brothers Realty Corp.   Mar-Stal Apartments                                        2,677,387.30
6200970    Salomon Brothers Realty Corp.   Centrepointe Apartments                                    6,639,492.41
6202004    Salomon Brothers Realty Corp.   Flagship - Route 22                                        3,662,446.93
6202343    Salomon Brothers Realty Corp.   Omni Apartments                                            3,374,388.72
6202516    Salomon Brothers Realty Corp.   Southgate Plaza Shopping Center                            1,723,704.49
6202586    Salomon Brothers Realty Corp.   1218-30 Burlingame Ave.                                    3,722,075.91
6202757    Salomon Brothers Realty Corp.   Sales Max Inc.                                             1,053,003.47
6203029    Salomon Brothers Realty Corp.   Olympic Tower Fee                                         17,352,427.60
6600028    Salomon Brothers Realty Corp.   Best Western-Altamonte Springs                             7,007,359.55
6600059    Salomon Brothers Realty Corp.   University Villas Apartments                               3,469,359.78
6600099    Salomon Brothers Realty Corp.   Heritage Pointe Apartments                                 5,057,467.81
6600229    Salomon Brothers Realty Corp.   PrimaCare                                                    703,524.61
6600306    Salomon Brothers Realty Corp.   Toledo Great Eastern Shopping Center                       3,845,781.29
6600307    Salomon Brothers Realty Corp.   Toledo Great Southern Shopping Center                      4,928,006.60
6600344    Salomon Brothers Realty Corp.   Warehouse 290                                              2,545,985.36
6600398    Salomon Brothers Realty Corp.   Hoyts Cinemas-Martinsburg                                  3,911,796.98
6600426    Salomon Brothers Realty Corp.   500 Third Street                                           8,827,858.78
6600484    Salomon Brothers Realty Corp.   Park View Plaza                                            1,485,328.04
6600609    Salomon Brothers Realty Corp.   Hudson Plaza II                                            3,457,472.85
6600629    Salomon Brothers Realty Corp.   Ranch One                                                  1,012,218.41
6600648    Salomon Brothers Realty Corp.   53-83 Fourth Avenue                                        3,122,721.88
6600649    Salomon Brothers Realty Corp.   115 Fourth Avenue                                          7,187,511.16
6600703    Salomon Brothers Realty Corp.   Timberline Tech Center                                     1,289,201.23
6600839    Salomon Brothers Realty Corp.   Holmead Apartments                                         1,684,754.53
6600856    Salomon Brothers Realty Corp.   Parker Paints (Andresen Plaza)                             1,208,992.85
6600927    Salomon Brothers Realty Corp.   Town Center                                               21,841,789.43
6600928    Salomon Brothers Realty Corp.   Northpoint Apartments                                      1,229,138.29
6601000    Salomon Brothers Realty Corp.   Millwood Plaza                                               816,349.05
6601011    Salomon Brothers Realty Corp.   Huntington Plaza                                           6,546,332.72
6601013    Salomon Brothers Realty Corp.   Space Savers #9 Mini-Warehouse                               925,967.27
6601035    Salomon Brothers Realty Corp.   625 Polk Street                                            9,169,521.18
6601059    Salomon Brothers Realty Corp.   Fourth Avenue Marketplace                                  2,229,681.57
6601106    Salomon Brothers Realty Corp.   Village in Pinson, The                                     3,864,699.89
------------------------------------------------------------------------------------------------------------------
6601131    Salomon Brothers Realty Corp.   Fuss & Lieberman Realty and Carl Herman Realty Portfolio   3,970,896.98
6601131A                                   132  Bowery & 116 Elizabeth
6601131B                                   145-149 Bowery
------------------------------------------------------------------------------------------------------------------
6601145    Salomon Brothers Realty Corp.   Mainchester Sq Shopping Ctr                                  989,514.08
6601165    Salomon Brothers Realty Corp.   Grenada Square Retail                                      3,669,082.27



Loan       Property Address                       City                  State    Zip     Original    Mortgage        Note Date
Number                                                                           Code    Balance       Rate
    323    18761 North Frederick Avenue           Gaithersburg            MD     20879   2,700,000     8.050%         02/04/99
    325    11700-11710 Fuqua Street               Houston                 TX     77034   7,200,000     7.910%         03/08/99
    326    5249 U.S. Highway 277 South            Abilene                 TX     79605   5,400,000     7.910%         03/08/99
    327    5450 Rowley Road                       San Antonio             TX     78240  10,000,000     7.910%         03/08/99
    328    202 Woodbridge Boulevard               Temple                  TX     76504   5,000,000     7.910%         03/08/99
    329    6550 Lexington Drive                   Beaumont                TX     77706   7,200,000     7.690%         04/01/99
    333    3950 Ashburnham Drive                  Houston                 TX     77082   4,800,000     7.100%         06/12/98
    334    3701 South Shepard Drive               Houston                 TX     77098   1,245,000     7.500%         05/28/98
    335    7015 Dorr Street                       Toledo                  OH     43615   5,940,000     6.980%         08/31/98
    336    2455 Connecticut Lane                  Dallas                  TX     75214   3,300,000     7.030%         06/12/98
    337    1317 Oak Street                        Melbourne               FL     32901   1,275,000     7.125%         08/14/98
    338    5710-51 Pebble Creek Court             Bethel Park             PA     15102   3,376,000     6.950%         04/22/98
    339    1800 F.M 1092 (Murphy Road)            Missouri City           TX     77459   3,760,000     6.930%         07/23/98
    340    1100 Marshall Street                   Redwood City            CA     94063   2,300,000     7.260%         09/29/98
    341    17601 Wayforest Drive                  Houston                 TX     77060   2,400,000     7.150%         06/12/98
6000171    1030 Arsenal Street                    Watertown               NY     13601   1,725,000     7.810%         08/03/98
6000215    Lake Road                              Havelock                NC     28532   2,700,000     7.060%         08/14/98
6200970    1401 E. Santo Antonio Drive            Colton                  CA     92324   6,700,000     7.060%         07/02/98
6202004    2264 Route 22 Center Island            Union                   NJ     07083   3,700,000     7.350%         10/15/98
6202343    2049 Triviz Drive                      Las Cruces              NM     88001   3,400,000     7.050%         09/30/98
6202516    1010 S. Kansas Ave.                    Liberal                 KS     67901   1,750,000     7.610%         05/15/98
6202586    1218-30 Burlingame Ave      .          Burlingame              CA     94010   3,750,000     7.100%         09/22/98
6202757    2455 East Francis Street               Ontario                 CA     91761   1,100,000     7.510%         05/08/98
6203029    641-653 Fifth Ave. & 10                New York                NY     10022  17,500,000     6.550%         09/10/98
           East 52nd Street
6600028    150 Douglas Avenue                     Altamonte Springs       FL     32714   7,200,000     7.510%         04/09/98
6600059    3100 Alafaya Trail                     Orlando                 FL     32826   3,500,000     6.380%         09/21/98
6600099    811 Issaqueena Trail                   Clemson                 SC     29630   5,100,000     6.600%         09/10/98
6600229    6340 N. Beach St.                      Haltom City             TX     76117     735,000     7.840%         06/01/98
6600306    2520-2702 Woodville Road               Northwood               OH     43619   3,900,000     7.160%         07/16/98
6600307    3322-3426 Glendale Avenue              Toledo                  OH     43619   5,000,000     6.960%         07/16/98
           and 1339-1415 Byrne Rd.
6600344    12816-12828 Highway Hempstead          Houston                 TX     77092   2,575,000     7.300%         09/18/98
6600398    950 Foxcroft Avenue                    Martinsburg             WV     25401   3,960,000     6.860%         09/01/98
6600426    510-540 Third Street                   San Francisco           CA     94017   9,200,000     7.230%         06/02/98
6600484    1704-1754 W. Ajo Way                   Tucson                  AZ     85713   1,500,000     7.020%         06/30/98
6600609    41 Georgia State Highway 85            Fayetteville            GA     30214   3,500,000     7.470%         08/19/98
6600629    832 Eighth Ave.                        New York                NY     10019   1,030,000     7.700%         09/11/98
6600648    53-83 Fourth Avenue                    Needham                 MA     02192   3,150,000     7.240%         07/16/98
6600649    115 - 119 Fourth Avenue                Needham                 MA     02192   7,250,000     7.260%         07/16/98
6600703    2057 Vermont Drive                     Fort Collins            CO     80525   1,312,500     7.040%         04/02/98
6600839    3435 Holmead Place, NW                 Washington              DC     20010   1,700,000     7.090%         07/28/98
6600856    3000 NE Andresen Road                  Vancouver               WA     97367   1,218,750     7.570%         07/30/98
6600927    29 South Main Street                   West Hartford           CT     06107  22,000,000     7.250%         09/25/98
6600928    74 Lyerly Street                       Houston                 TX     77002   1,240,000     6.860%         08/31/98
6601000    800 South Battlefield Blvd.            Chesapeake              VA     23320     825,000     7.700%         09/24/98
6601011    263-289 Huntington Avenue              Boston                  MA     02115   6,600,000     7.190%         08/25/98
6601013    9818 South Gessner                     Houston                 TX     77071     937,500     7.400%         08/25/98
6601035    625 Polk Street                        San Francisco           CA     94108   9,250,000     7.220%         07/24/98
6601059    340-345 Fifth 327-379 Fourth Av.       San Diego               CA     92101   2,250,000     7.060%         07/09/98
6601106    6662 Alabama Highway 75 North          Birmingham              AL     35126   3,900,000     7.050%         07/30/98
------------------------------------------------------------------------------------------------------------------------------
6601131                                                                                  4,000,000     7.200%         09/25/98
6601131A   132 Bowery & 116 Elizabeth             New York                NY     10002
6601131B   145-149 Bowery                         New York                NY     10002
------------------------------------------------------------------------------------------------------------------------------
6601145    2100 North Main Street                 High Point              NC     27262   1,000,000     7.700%         09/17/98
6601165    1218-1246 Sunset Drive                 Grenada                 MS     38901   3,700,000     7.070%         08/20/98

 Loan         Mortgage Seller                  Property Name                                          Cut-off Date
 Number                                                                                                 Balance
6601175    Salomon Brothers Realty Corp.   Cinema Plaza                                               1,288,243.91
6601178    Salomon Brothers Realty Corp.   310 South Street                                           1,655,076.06
6601211    Salomon Brothers Realty Corp.   Orleans Square Offices                                     1,373,070.93
6601229    Salomon Brothers Realty Corp.   1540 Market Street                                         2,880,798.43
6601236    Salomon Brothers Realty Corp.   330 South Street                                             790,484.14
6601328    Salomon Brothers Realty Corp.   Suburban Lodge-Inverness                                   2,504,780.25
6601344    Salomon Brothers Realty Corp.   GTE Plaza Shopping Center                                  1,813,703.79
6601350    Salomon Brothers Realty Corp.   Casa de Oro Plaza                                          2,173,504.05
6601357    Salomon Brothers Realty Corp.   Mt. Baker Care Center                                      5,725,592.94
6601373    Salomon Brothers Realty Corp.   Harbor Vermont Center                                      2,420,377.50
6601405    Salomon Brothers Realty Corp.   Bolsa Medical Center                                       3,950,289.93
6601414    Salomon Brothers Realty Corp.   Coconut Marketplace                                       14,373,503.97
6601448    Salomon Brothers Realty Corp.   Cobblestone West Apartments                                4,518,486.44
6601473    Salomon Brothers Realty Corp.   Village Green Apartments                                   4,359,002.77
6601475    Salomon Brothers Realty Corp.   Hampton Inn (Ocala FL)                                     7,513,133.80
6601476    Salomon Brothers Realty Corp.   Americana Warner Center Apts.                              7,771,955.50
6601479    Salomon Brothers Realty Corp.   Orange Plaza Apartments                                    1,863,970.23
6601499    Salomon Brothers Realty Corp.   The Links Townhomes                                        2,545,108.30
6601508    Salomon Brothers Realty Corp.   1033 Office Building                                       1,389,790.21
6601522    Salomon Brothers Realty Corp.   Grovemont Square                                           1,388,616.03
6601543    Salomon Brothers Realty Corp.   The Lakes at Gig Harbor                                    4,089,427.64
6601585    Salomon Brothers Realty Corp.   Fox Hill Apartments-Dallas                                 5,150,163.83
6601594    Salomon Brothers Realty Corp.   Tower Plaza - Phase II                                     2,478,681.38
6601618    Salomon Brothers Realty Corp.   Healthcare Partners Building                               1,146,219.81
6601621    Salomon Brothers Realty Corp.   Madison Terrace Apts.                                      3,961,909.59
6601629    Salomon Brothers Realty Corp.   Broad Ripple Towne Homes                                   3,124,309.87
6601672    Salomon Brothers Realty Corp.   77 Medford Ave.                                            1,460,144.36
6601844    Salomon Brothers Realty Corp.   River Park                                                 1,587,154.59
6601846    Salomon Brothers Realty Corp.   Sunridge Townhomes                                         1,487,957.46
6601847    Salomon Brothers Realty Corp.   Timbers-Memphis                                            3,978,775.44
6601848    Salomon Brothers Realty Corp.   Rivergrove Townhomes                                       3,967,886.55
6601855    Salomon Brothers Realty Corp.   Hollianna Garden Apartments                                1,387,609.24
6601896    Salomon Brothers Realty Corp.   Arlington Estates Mobile Village                           6,979,928.66
6602019    Salomon Brothers Realty Corp.   Fredericksburg Holiday Inn                                 3,766,862.25
6602105    Salomon Brothers Realty Corp.   Imperial Business Park                                     1,795,088.59
6602316    Salomon Brothers Realty Corp.   Cypress Creek Apartments                                   2,432,414.71
6602434    Salomon Brothers Realty Corp.   4990 Viewridge Office Building                             2,444,445.80
6603042    Salomon Brothers Realty Corp.   7171-7177 East Main Street                                 1,297,617.02
6603061    Salomon Brothers Realty Corp.   Boulders on the River                                     12,873,829.19
------------------------------------------------------------------------------------------------------------------
6603200    Salomon Brothers Realty Corp.   Codisco International, Inc. Portfolio                      3,091,566.39
6603200A                                   Codisco-4308 N. Palafox Street
6603200B                                   Codisco-6003-A Anderson Road
6603200C                                   Codisco-7755 Ellis Road
6603200D                                   Codisco-1183 Headland Avenue
6603200E                                   Codisco-3040 Northeast 20th Way
6603200F                                   Codisco-1050 Waterloo Avenue
6603200G                                   Codisco-1100 West 17th Street
6603200H                                   Codisco-601 Codisco Way
6603200I                                   Codisco-1010 NE 16th Street
------------------------------------------------------------------------------------------------------------------
LC2080     Llama Capital Mortgage Company  Raymour and Flanigan Plaza                                 6,944,975.11
------------------------------------------------------------------------------------------------------------------
LC2630     Llama Capital Mortgage Company  1144 Properties LLC Portfolio                              3,345,224.25
LC2630A                                    Executive House
LC2630B                                    Cranberry Court Apartments
LC2630C                                    The Atrium Apartments
------------------------------------------------------------------------------------------------------------------


Loan       Property Address                       City                  State    Zip     Original    Mortgage        Note Date
Number                                                                           Code    Balance       Rate
6601175    208 Route 112                          Port Jefferson Station  NY     11766   1,300,000     8.000%         10/22/98
6601178    310 South Street                       Morristown              NJ     07963   1,675,000     7.590%         08/14/98
6601211    855 Pear Orchard Road                  Ridgeland               MS     39157   1,400,000     6.870%         09/11/98
6601229    1540 Market Street                     San Francisco           CA     94108   3,200,000     7.010%         07/24/98
6601236    330 South Street                       Morristown              NJ     07960     800,000     7.590%         08/14/98
6601328    5429  Highway 280 East                 Birmingham              AL     35242   2,535,000     6.980%         09/04/98
6601344    1900-1940 North Story Road             Irving                  TX     75062   1,850,000     7.390%         07/21/98
6601350    9714-9816 Campo Road                   Spring Valley           CA     91977   2,200,000     7.520%         08/17/98
6601357    2901-2905 Connelly Avenue              Bellingham              WA     98264   5,800,000     7.160%         08/11/98
6601373    24328 and 24404 South Vermont Avenue   Harbor City             CA     90710   2,437,500     7.350%         09/17/98
6601405    10362 Bolsa Avenue                     Westminster             CA     92683   4,000,000     6.740%         09/08/98
6601414    484 Kuhio Highway                      Kapaa, Kauai            HI     96746  14,550,000     6.880%         09/11/98
6601448    4355 Cascade Road                      Atlanta                 GA     30331   4,560,000     6.200%         09/02/98
6601473    2700 Ernest St.                        Lake Charles            LA     70601   4,400,000     6.580%         08/28/98
6601475    3434 Southwest College Road            Ocala                   FL     34474   7,612,500     7.060%         08/31/98
6601476    6701 De Soto Avenue                    Canoga Park             CA     91303   7,850,000     6.280%         08/28/98
6601479    1330 N.Orange Drive                    Los Angeles             CA     90028   1,880,000     6.500%         09/03/98
6601499    NCSR 1109 on Silver Creek Golf Course  Swansboro               NC     28570   2,550,000     7.310%         04/30/99
6601508    1033 NE 6th Avenue                     Portland                OR     97232   1,400,000     7.190%         09/02/98
6601522    2424-2428 N. Grand Avenue              Santa Ana               CA     92705   1,400,000     7.190%         08/24/98
6601543    4420 146th Street N.W.                 Gig Harbor              WA     98332   4,125,000     6.930%         08/28/98
6601585    8783 Ferndale Road                     Dallas                  TX     75238   5,200,000     6.800%         07/27/98
6601594    3935-3955 E. Thomas Rd.                Phoenix                 AZ     85008   2,500,000     6.980%         08/25/98
6601618    2025 East Alosta Avenue                Glendora                CA     91740   1,160,000     7.000%         09/28/98
6601621    900 West Monroe Avenue                 Las Vegas               NV     89106   4,000,000     6.480%         08/27/98
6601629    5237 Crestview Avenue                  Indianapolis            IN     46220   3,150,000     6.700%         09/17/98
6601672    77 Medford Avenue                      Patchogue               NY     11772   1,550,000     7.180%         09/25/98
6601844    2027 28th Avenue North                 Nashville               TN     37208   1,600,000     6.770%         09/14/98
6601846    5006 Cobalt Cove                       Memphis                 TN     38128   1,500,000     6.770%         09/14/98
6601847    4544 New Allen Road                    Memphis                 TN     38128   4,008,000     6.790%         10/05/98
6601848    4000 Rio Lobo Drive                    Memphis                 TN     38128   4,000,000     6.770%         09/14/98
6601855    712 Nicolet Avenue                     Winter Park             FL     32789   1,400,000     6.330%         09/03/98
6601896    3785 Evanston Avenue                   Muskegon                MI     49442   7,000,000     7.760%         04/09/99
6602019    5324 Jefferson Davis Highway           Fredericksburg          VA     22408   3,800,000     8.200%         10/23/98
6602105    1203-1219 W. Imperial Hwy              Brea                    CA     92621   1,800,000     8.000%         04/19/99
6602316    4709 Cypress Creek Avenue              Tuscaloosa              AL     35405   2,440,000     7.520%         02/08/99
6602434    4990 Viewridge Avenue                  San Diego               CA     92123   2,450,000     7.995%         03/02/99
6603042    7171-7177 East Main Street             Scottsdale              AZ     85251   1,300,000     8.150%         05/04/99
6603061    655 Goodpasture Island Rd              Eugene                  OR     97401  12,900,000     7.100%         04/29/99
------------------------------------------------------------------------------------------------------------------------------
6603200                                                                                  3,200,000     7.350%         08/07/98
6603200A   4308 N. Palafox Street                 Pensacola               FL     32505
6603200B   6003-A Anderson Road                   Tampa                   FL     33634
6603200C   7755 Ellis Road                        West Melbourne          FL     32904
6603200D   1183 Headland Avenue                   Dothan                  AL     36303
6603200E   3040 Northeast 20th Way                Gainesville             FL     32609
6603200F   1050 Waterloo Avenue                   Sarasota                FL     34237
6603200G   1100 West 17th Street                  Riviera Beach           FL     33404
6603200H   601 Codisco Way                        Sanford                 FL     32771
6603200I   1010 NE 16th Street                    Ocala                   FL     34470
------------------------------------------------------------------------------------------------------------------------------
LC2080     3440 Erie Boulevard East               Dewitt                  NY     13214   7,000,000     8.050%         11/30/98
------------------------------------------------------------------------------------------------------------------------------
LC2630                                                                                   3,425,000     7.100%         06/29/98
LC2630A
LC2630B    292 Market Street                      Rockland                MA     02370
LC2630C    12-18 Tremont Street                   Kingston                MA     02364
250        VFW Parkway                            Rockland                MA     02370
------------------------------------------------------------------------------------------------------------------------------

 Loan         Mortgage Seller                  Property Name                                          Cut-off Date
 Number                                                                                                 Balance
LC2662     Llama Capital Mortgage Company  Longwood Park                                              1,566,573.46
LC2663     Llama Capital Mortgage Company  Terraceview Apartments                                     1,765,694.98
LC2664     Llama Capital Mortgage Company  Heatherwick House Apartments                               1,174,930.04
LC2722     Llama Capital Mortgage Company  Canal Park Office Complex                                  1,918,478.20
LC2728     Llama Capital Mortgage Company  Capital Plaza Office Complex                               4,545,598.32
LC2729     Llama Capital Mortgage Company  Packwell Distribution Center                               5,368,890.72
LC2766     Llama Capital Mortgage Company  429 Sylvan Avenue                                          1,959,960.41
LC2779     Llama Capital Mortgage Company  Breighton Apartments                                         994,827.80
LC2790     Llama Capital Mortgage Company  Best Plaza                                                 2,266,842.94
LC2805     Llama Capital Mortgage Company  Building 33                                                3,446,809.86
LC2806     Llama Capital Mortgage Company  The 495 Technology Center                                  8,027,191.23
LC2886     Llama Capital Mortgage Company  FIA Office Building                                        2,706,755.59
LC3013     Llama Capital Mortgage Company  Palomar Savings Building                                   2,203,856.89
LC3028     Llama Capital Mortgage Company  Summit Terrace                                             3,563,701.07
LC3031     Llama Capital Mortgage Company  Quail Ridge                                                1,990,059.22
LC3032     Llama Capital Mortgage Company  Eagle Ridge Apartments                                     4,287,411.37
LC3040     Llama Capital Mortgage Company  Somerset Apartments                                        5,456,255.55
LC3044     Llama Capital Mortgage Company  46 Elm Street                                                427,590.46
LC3045     Llama Capital Mortgage Company  Ashford Court                                              1,622,672.24
LC3046     Llama Capital Mortgage Company  72 Gardner Street                                          2,637,826.96
LC3047     Llama Capital Mortgage Company  50 Parkvale Avenue                                           793,612.81
LC3048     Llama Capital Mortgage Company  36,40,44 Quint Ave                                         1,921,015.45
--------------------------------------------------------------------------------------------------------------------
LC3057     Llama Capital Mortgage Company  New Boston Ballardvale Limited Partnership Portfolio1      3,425,889.46
LC3057A                                    204 Spring Hill Road
LC3057B                                    126 Monroe Turnpike
LC3057C                                    30 Trefoil Drive
LC3057D                                    55 Corporate Drive
LC3057E                                    35 Corporate Drive
--------------------------------------------------------------------------------------------------------------------
LC3058     Llama Capital Mortgage Company  Shadow Glen                                                2,966,377.06
LC3117     Llama Capital Mortgage Company  Avon Properties                                            3,863,093.54
LC3118     Llama Capital Mortgage Company  Brownsville Business Park                                  1,929,977.40
LC3124     Llama Capital Mortgage Company  335 Washington Street                                      5,232,993.06
LC3126     Llama Capital Mortgage Company  The Cannon Building                                          992,411.88
LC3165     Llama Capital Mortgage Company  CVS Center                                                 1,703,684.56
LC3166     Llama Capital Mortgage Company  Berkshire Plaza                                            2,278,182.87
LC3209     Llama Capital Mortgage Company  Brigham Business Park                                      2,590,003.13
LC3215     Llama Capital Mortgage Company  Kings Mill Village                                         1,862,662.33
LC3272     Llama Capital Mortgage Company  Tactician Corporation                                      3,155,077.27
LC3297     Llama Capital Mortgage Company  347-351 Congress Street                                    6,352,452.87
LC3299     Llama Capital Mortgage Company  Brownsville Trade Center                                   1,420,687.51
LC3320     Llama Capital Mortgage Company  53 Elm Street                                                702,821.02
LC3339     Llama Capital Mortgage Company  Village Grove Apartments                                   8,516,861.55
LC3344     Llama Capital Mortgage Company  The Hildreth Building                                      1,141,627.13
LC3359     Llama Capital Mortgage Company  North Main Plaza                                           3,181,564.87
LC3362     Llama Capital Mortgage Company  Randolph Village Apartments                                4,661,825.11
LC3377     Llama Capital Mortgage Company  Super Stop and Shop Plaza                                 10,506,735.25
LC3467     Llama Capital Mortgage Company  Circuit City                                               1,771,212.48
LC3515     Llama Capital Mortgage Company  Cross Keys Plaza                                           1,375,886.37
LC3517     Llama Capital Mortgage Company  5 Wheeling Avenue                                          1,480,617.95
LC3518     Llama Capital Mortgage Company  83 Cambridge Street                                        1,890,135.92
LC3538     Llama Capital Mortgage Company  San Gabriel Parkway Business Center                        6,630,626.09
LC3552     Llama Capital Mortgage Company  7-Eleven Convenience Store and Gas Station                 1,226,099.77
LC3728     Llama Capital Mortgage Company  Northgate Place                                            3,861,723.43
LC3755     Llama Capital Mortgage Company  Sunrise Park Center                                        3,684,214.02



Loan       Property Address                       City                  State    Zip     Original    Mortgage        Note Date
Number                                                                           Code    Balance       Rate
LC2662     5460 Dorr Street                       Toledo                  OH     43615   1,600,000     6.920%         03/11/98
LC2663     1947 Richards Road                     Toledo                  OH     43607   1,800,000     7.080%         04/27/98
LC2664     3070-3104 Carskaddon Drive             Toledo                  OH     43606   1,200,000     6.920%         03/11/98
LC2722     30, 91, 121 Erie Canal Dr.             Greece                  NY     14626   1,935,000     7.300%         07/20/98
LC2728     1000-1150 E. William Street            Carson City             NV     89701   4,630,000     7.370%         04/10/98
LC2729     400 Portwall Street                    Houston                 TX     77013   5,400,000     7.250%         11/04/98
LC2766     429 Sylvan Avenue                      Englewood Cliffs        NJ     07632   2,000,000     7.200%         03/13/98
LC2779     2930 North Shartel                     Oklahoma City           OK     73118   1,005,500     7.600%         05/06/98
LC2790     450 Lenola Rd.                         Maple Shade             NJ     08052   2,287,500     7.060%         07/06/98
LC2805     33 Third Avenue                        Charlestown             MA     02129   3,500,000     7.580%         06/10/98
LC2806     155 Northborough Road                  Southborough            MA     01772   8,100,000     7.080%         07/14/98
LC2886     119 Littleton Road                     Parsippany              NJ     07054   2,750,000     7.360%         06/05/98
LC3013     355 West Grand Avenue                  Escondido               CA     92025   2,230,000     7.460%         04/17/98
LC3028     111 Summit Terrace Road                South Portland          ME     04106   3,600,000     7.260%         05/13/98
LC3031     1436 Picadilly Lane                    Maumee                  OH     43537   2,020,000     7.220%         06/04/98
LC3032     2611 Pine Trace Drive                  Toledo                  OH     43537   4,336,000     7.070%         04/29/98
LC3040     3185 Contra Loma Boulevard             Antioch                 CA     94509   5,510,000     7.210%         07/23/98
LC3044     46 Elm Street                          Worcester               MA     01609     435,000     6.840%         07/01/98
LC3045     1-6 Ashford Court                      Allston                 MA     02135   1,648,000     6.970%         07/17/98
LC3046     72 Gardner Street                      Allston                 MA     02134   2,679,000     6.970%         07/17/98
LC3047     50 Parkvale Avenue                     Allston                 MA     02134     806,000     6.970%         07/17/98
LC3048     36,40,44 Quint Ave                     Allston                 MA     02134   1,951,000     6.970%         07/17/98
------------------------------------------------------------------------------------------------------------------------------

LC3057                                                                                  13,550,000     7.070%         08/21/98
LC3057A    204 Spring Hill Road                   Trumbull                CT     06611
LC3057B    126 Monroe Turnpike                    Trumbull                CT     06611
LC3057C    30 Trefoil Drive                       Trumbull                CT     06611
LC3057D    55 Corporate Drive                     Trumbull                CT     06611
LC3057E    35 Corporate Drive                     Trumbull                CT     06611
------------------------------------------------------------------------------------------------------------------------------

LC3058     140 14th Street                        Ramona                  CA     92065   3,000,000     7.230%         05/14/98
LC3117     One Harrison Blvd                      Avon                    MA     02322   3,900,000     7.160%         06/11/98
LC3118     3539 East 14th Street                  Brownsville             TX     78521   2,000,000     6.980%         08/04/98
LC3124     335 Washington Street                  Woburn                  MA     01801   5,300,000     6.640%         09/08/98
LC3126     5 Broadway                             Troy                    NY     12180   1,000,000     8.240%         11/06/98
LC3165     831 Providence Rd                      Upper Darby             PA     19082   1,720,000     7.150%         06/26/98
LC3166     1812 State Hill Road                   Wyomissing Hills        PA     19610   2,300,000     7.150%         06/26/98
LC3209     19 Brigham Street                      Marlborough             MA     01752   2,700,000     7.150%         06/30/98
LC3215     401 Taunton Lake Road                  Evesham                 NJ     08053   1,875,000     7.250%         10/19/98
LC3272     305 North Main St                      Andover                 MA     01810   3,200,000     7.520%         06/10/98
LC3297     347-351 Congress Street                Boston                  MA     02210   6,400,000     7.110%         09/17/98
LC3299     1244 Robinhood                         Brownsville             TX     78521   1,450,000     7.280%         08/04/98
LC3320     53 Elm Street                          Worcester               MA     01609     715,000     6.840%         07/01/98
LC3339     3505-3675 Grove Avenue                 Lemon Grove             CA     91945   8,600,000     6.790%         08/10/98
LC3344     45 Merrimack Street                    Lowell                  MA     01852   1,150,000     7.440%         11/30/98
LC3359     510-560 North Main Street              Manteca                 CA     95336   3,200,000     7.250%         11/04/98
LC3362     531 Randolph Rd                        Silver Spring           MD     20904   4,700,000     7.510%         07/31/98
LC3377     206 East Washington Street             North Attleboro         MA     02760  10,600,000     6.840%         08/13/98
LC3467     2445 South Bristol Street              Santa Ana               CA     92704   1,800,000     7.520%         10/29/98
LC3515     444  Hurfville & Cross Keys Road       Turnersville            NJ     08080   1,383,000     7.730%         11/19/98
LC3517     5 Wheeling Ave.                        Woburn                  MA     01801   1,500,000     7.220%         12/23/98
LC3518     83 Cambridge Street                    Burlington              MA     01803   1,900,000     7.220%         12/23/98
LC3538     3619-3735 San Gabriel River Parkway    Pico Rivera             CA     90660   6,650,000     7.760%         02/26/99
LC3552     2002 U.S. Highway 19 North             Eustis                  FL     32726   1,250,000     7.750%         10/29/98
LC3728     543 NE Northgate Way & 10720 5th
           Avenue NE                              Seattle                 WA     98125   3,880,000     7.940%         02/09/99
LC3755     11365-11375 Sunrise Park Center        Rancho Cordova          CA     95742   3,700,000     7.560%         01/28/99


 Loan         Mortgage Seller                  Property Name                                          Cut-off Date
 Number                                                                                                 Balance
LC3857     Llama Capital Mortgage Company  Settlers Green Outlet                                     14,424,218.74
LC3907     Llama Capital Mortgage Company  Brandywine Industrial Center                               6,478,920.53
------------------------------------------------------------------------------------------------------------------
LC3965     Llama Capital Mortgage Company  Pocono LLC Portfolio                                       4,987,003.23
LC3965A                                    Meadowbrook Mobile Home Park
LC3965B                                    Pocono Park
------------------------------------------------------------------------------------------------------------------
LL1002     Llama Capital Mortgage Company  222 South First Street                                     1,187,836.78
------------------------------------------------------------------------------------------------------------------
LL1007     Llama Capital Mortgage Company  South National Centers LLC Portfolio                       4,052,491.00
LL1007A                                    Bradford Centre
LL1007B                                    Montclaire Centre
------------------------------------------------------------------------------------------------------------------
LL1009     Llama Capital Mortgage Company  US Post Office Del City                                      637,882.19
LL1010     Llama Capital Mortgage Company  US Post Office El Paso                                       970,174.24
LL1012     Llama Capital Mortgage Company  Spartan Shopping Center                                    2,160,945.90
LL1013     Llama Capital Mortgage Company  Garland Square Apartments                                  1,262,326.33
LL1014     Llama Capital Mortgage Company  Chapel Ridge Apartments                                    3,130,328.25
LL1015     Llama Capital Mortgage Company  Chapel Ridge Apartments - Phase II                         2,342,125.56
LL1017     Llama Capital Mortgage Company  Fairway at Fianna Hills                                    2,249,723.03
LL1018     Llama Capital Mortgage Company  West End Plaza                                               651,510.82
LL1027     Llama Capital Mortgage Company  Main Professional Building                                 1,081,263.50
LL1035     Llama Capital Mortgage Company  Breckenridge Cove Mobile Home Park                         1,045,927.12
LL1036     Llama Capital Mortgage Company  U-Stuff-It Storage                                           965,523.21
LL1042     Llama Capital Mortgage Company  Clark Holder Clinic                                        4,408,443.71
LL1046     Llama Capital Mortgage Company  St Andrews at the Barringtons Apts                         6,148,378.09
------------------------------------------------------------------------------------------------------------------
LL1047     Llama Capital Mortgage Company  Aldine-Langfield Assoc. LLC Portfolio                      1,888,896.82
LL1047A                                    Hydrotech Systems
LL1047B                                    POPI International, Inc.
------------------------------------------------------------------------------------------------------------------
LL1050     Llama Capital Mortgage Company  Cambridge Apartments                                         685,095.97
LL1051     Llama Capital Mortgage Company  Times Square Shopping Center                                 565,680.82
LL1056     Llama Capital Mortgage Company  Premier Storage                                              897,630.57




Loan       Property Address                       City                  State    Zip     Original    Mortgage        Note Date
Number                                                                           Code    Balance       Rate
LC3857     Route 16                               North Conway            NH     03860  14,500,000     7.190%         12/31/98
LC3907     1669 and 1675 Brandywine Avenue        Chula Vista             CA     91911   6,500,000     7.360%         02/08/99
------------------------------------------------------------------------------------------------------------------------------
LC3965                                                                                   5,000,000     8.230%         04/19/99
LC3965A    Route 405                              Muncy                   PA     17756
LC3965B    740 Jumper Road                        Wilkes Barre            PA     18702
------------------------------------------------------------------------------------------------------------------------------
LL1002     222 South First Street                 Rogers                  AR     72756   1,200,000     7.440%         07/01/98
------------------------------------------------------------------------------------------------------------------------------
LL1007                                                                                   4,100,000     7.520%         04/29/98
LL1007A    3512-3550 South National Ave           Springfield             MO     65804
LL1007B    3010-3050 South National Ave           Springfield             MO     65804
------------------------------------------------------------------------------------------------------------------------------
LL1009     4440 SE 44th Street                    Oklahoma City           OK     73135     645,000     7.400%         06/01/98
LL1010     10550 North Loop Road                  El Paso                 TX     79927     981,000     7.400%         06/01/98
LL1012     15000-15040 South Memorial Drive       Bixby                   OK     74008   2,187,500     7.280%         04/30/98
LL1013     1140 West Cato Springs Road            Fayetteville            AR     72701   1,275,000     7.540%         06/22/98
LL1014     130 E. 45th Street                     Shawnee                 OK     74801   3,137,000     7.760%         04/26/99
LL1015     501 S. W. 15th Street                  Edmond                  OK     73013   2,360,000     7.540%         09/30/98
LL1017     2100 Brooken Hill Drive                Fort Smith              AR     72908   2,272,000     7.610%         06/15/98
LL1018     1494 & 1526 Plaza Place                Springdale              AR     72764     658,500     7.600%         06/01/98
LL1027     4915 S. Main                           Stafford                TX     77477   1,087,500     7.540%         02/02/99
LL1035     2312 Moody Road                        Warner Robins           GA     31088   1,050,000     8.000%         01/21/99
LL1036     2274 Moody Rd                          Warner Robins           GA     31088     975,000     8.000%         10/30/98
LL1042     303 Smith Street                       LaGrange                GA     30240   4,500,000     7.230%         08/28/98
LL1046     825 Gaines School Rd                   Athens                  GA     30605   6,300,000     7.500%         11/20/98
------------------------------------------------------------------------------------------------------------------------------
LL1047                                                                                   1,900,000     7.800%         01/11/99
LL1047A    6450-6460 Langfield Road               Houston                 TX     77092
LL1047B    16623 Aldine-Westfield Rd              Houston                 TX     77092
------------------------------------------------------------------------------------------------------------------------------
LL1050     1108 18th Avenue East                  Cordele                 GA     31015     688,000     7.610%         01/19/99
ll1051     602 East 16th Avenue                   Cordele                 GA     31015     569,000     7.810%         01/19/99
ll1056     3855 W. King St                        Cocoa                   FL     32936     900,000     8.170%         04/23/99

                                   SCHEDULE II

                       SUB-SERVICING AGREEMENTS IN EFFECT
                             AS OF THE CLOSING DATE


Sub-Servicer                                       Original Contract Date
------------                                       ----------------------
L. J. Melody & Company                                 August 1, 1999
Ward Cook Inc.                                         August 1, 1999
Keycorp Real Estate Capital Markets                    August 1, 1999
Financial Federal Savings Bank                         August 1, 1999
Huntington Capital Corp.                               August 1, 1999
SunTrust Mortgage, Inc.                                August 1, 1999


                                  SCHEDULE III

                Schedule of Exceptions to Mortgage File Delivery


The required endorsements to Chase Manhattan Bank, as Trustee are missing from all of the Notes

                                   EXHIBIT A-1

                           FORM OF CLASS X CERTIFICATE

                           CLASS X COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Pass-Through Rate: Variable                                 Certificate Notional Amount of this Certificate
                                                            as of the Issue Date:  $______________

Date of Pooling Agreement: August 1, 1999                   Class Notional Amount of all the Class X
                                                            Certificates as of the Issue Date:

Cut-off Date:  August 1, 1999                               $______________

Issue Date:  August 20, 1999                                Aggregate unpaid principal balance of the
                                                            Mortgage Pool as of the Cut-off Date, after
First Distribution Date:  September 20, 1999                deducting payments of principal due on or
                                                            before such date (the "Initial Pool Balance"):
                                                            $734,852,899

Master Servicer:                                            Trustee:  The Chase Manhattan Bank
GMAC Commercial Mortgage Corporation

Special Servicer:  BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. X-___                                       CUSIP No. _____________




                                     A-1-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 20, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN) ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE FOREGOING, THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $_________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ______% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF INTEREST ACCRUED AS PROVIDED IN THE POOLING AGREEMENT REFERRED TO HEREIN ON THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.



                                     A-1-2

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional Amount") as of the Issue Date by the aggregate notional principal balance of all the Certificates of the same Class as this Certificate (their "Class Notional Amount") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.




                                     A-1-3

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund, and
(iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining in the Trust Fund. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable on this Certificate under the Agreement.




                                     A-1-4

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.








                                     A-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   THE CHASE MANHATTAN BANK, not in
                                   its individual capacity but solely as Trustee



                                   By:
                                        ________________________________________
                                                    Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:

                                   THE CHASE MANHATTAN BANK, not in
                                   its individual capacity but solely as
                                   Certificate Registrar



                                   By:
                                        ________________________________________
                                                    Authorized Officer




                                     A-1-6

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: __________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Dated:



                                       _________________________________________
                                       Signature by or on behalf of Assignor



                                       _________________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________

________________________________________________________________________________
for the account of______________________________________________________________

                  Distributions made by check (such check to be made payable to ___________________) and all applicable statements and notices should be mailed to______________________________________________________________________________

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.




                                     A-1-7

                                   EXHIBIT A-2

                      FORM OF CLASS [A-1] [A-2] CERTIFICATE

                      CLASS [A-1] [A-2] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.



Pass-Through Rate:  Variable                                Certificate Principal Balance of this Certificate
                                                            as of the Issue Date:  $______________

Date of Pooling Agreement: August 1, 1999                   Class Principal Balance of all the Class [A-1] [A-2]
                                                            Certificates as of the Issue Date:

Cut-off Date:  August 1, 1999                               $______________

Issue Date:  August 20, 1999                                Aggregate unpaid principal balance of the
                                                            Mortgage Pool as of the Cut-off Date, after
First Distribution Date:  September 20, 1999                deducting payments of principal due on or
                                                            before such date (the "Initial Pool Balance"):
                                                            $734,852,899

Master Servicer:                                            Trustee:

GMAC Commercial Mortgage Corporation                        The Chase Manhattan Bank

Special Servicer:
BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. [A-1] [A-2]-___                             CUSIP No. _____________


                                     A-2-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent


                                     A-2-2
distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.


                                     A-2-3

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining in the Trust Fund. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable on this Certificate under the Agreement.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-2-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                  THE CHASE MANHATTAN BANK, not in
                                  its individual capacity but solely as Trustee



                                  By: __________________________________________
                                                  Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [A-1] [A-2] Certificates referred to in the within-mentioned Agreement.


Dated:

                                  THE CHASE MANHATTAN BANK, not in
                                  its individual capacity but solely as
                                  Certificate Registrar



                                  By: __________________________________________
                                                   Authorized Officer


                                     A-2-5

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address:___________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to___________________________________
________________________________________________________________________________
for the account of_____________________________________________________________.

                  Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ____________________________________________________________________________.

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.


                                     A-2-6

                                   EXHIBIT A-3

                  FORM OF CLASS [B] [C] [D] [E] [F] CERTIFICATE

                  CLASS [B] [C] [D][E] [F] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                                Certificate Principal Balance of this Certificate
                                                            as of the Issue Date:  $______________

Date of Pooling Agreement: August 1, 1999                   Class Principal Balance of all the Class [B] [C]
                                                            [D] [E] [F] Certificates as of the Issue Date:

Cut-off Date:  August 1, 1999                               $______________

Issue Date:  August 20, 1999                                Aggregate unpaid principal balance of the
                                                            Mortgage Pool as of the Cut-off Date, after
                                                            deducting payments of principal due on or
                                                            before such date (the "Initial Pool Balance"):
                                                            $734,852,899

First Distribution Date:  September 20, 1999

Master Servicer:                                            Trustee:
GMAC Commercial Mortgage Corporation                        The Chase Manhattan Bank

Special Servicer:
BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. [B] [C] [D] [E] [F]                         CUSIP No. _____________






                                     A-3-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY INVESTMENT IN THIS CERTIFICATE BY AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR BY ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, MAY GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND BE SUBJECT TO AN EXCISE TAX UNDER SECTION 4975 OF THE CODE UNLESS A STATUTORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE. ACCORDINGLY, ANY TRANSFEREE OF THIS CERTIFICATE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND WARRANTIES DESCRIBED HEREIN IN THIS REGARD.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE CODE. [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 20, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN) ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $__________ OF OID PER $__________ OF






                                     A-3-2

INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_______ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.



                                     A-3-3

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  Each Person who acquires this Certificate or any interest herein shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, or alternatively, that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the





                                     A-3-4

Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining in the Trust Fund. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable om this Certificate under the Agreement.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.





                                     A-3-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       THE CHASE MANHATTAN BANK, not in
                                       its individual capacity but solely as
                                       Trustee



                                       By:
                                           _____________________________________
                                                  Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [B] [C] [D] [E] [F] Certificates referred to in the within-mentioned Agreement.

Dated:

                                       THE CHASE MANHATTAN BANK, not in
                                       its individual capacity but solely as
                                       Certificate Registrar



                                       By:
                                           _____________________________________
                                                  Authorized Officer




                                     A-3-6

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: __________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Dated:



                                       _________________________________________
                                       Signature by or on behalf of Assignor




                                       _________________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________

________________________________________________________________________________
for the account of ____________________________________________________________.

                  Distributions made by check (such check to be made payable to ___________________________________) and all applicable statements and notices should be mailed to ___________________________________________________________.

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.





                                     A-3-7

                                   EXHIBIT A-4

                FORM OF CLASS [G] [H] [J] [K] [L] [M] CERTIFICATE

                CLASS [G] [H] [J] [K] [L] [M] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:  Variable                       Certificate Principal Balance of this Certificate
                                                   as of the Issue Date:  $______________

Date of Pooling Agreement: August 1, 1999         Class Principal Balance of all the Class [G] [H]
                                                   [J] [K] [L] [M] Certificates as of the Issue Date:

Cut-off Date:  August 1, 1999                      $______________

Issue Date:  August 20, 1999                       Aggregate unpaid principal balance of the
                                                   Mortgage Pool as of the Cut-off Date, after
First Distribution Date:  September 20, 1999       deducting payments of principal due on or
                                                   before such date (the "Initial Pool Balance"):
                                                   $734,852,899

Master Servicer:                                   Trustee:
GMAC Commercial Mortgage Corporation               The Chase Manhattan Bank

Special Servicer:
BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. [G] [H] [J] [K] [L] [M]-___         CUSIP No. _____________


                                     A-4-1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS AUGUST 20, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN)


                                     A-4-2

ARE ASSUMED TO BE REPAID IN THEIR ENTIRETY ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES (ALSO AS DEFINED IN SUCH POOLING AND SERVICING AGREEMENT)) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $__________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_______ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER A CONSTANT YIELD METHOD WITH DAILY COMPOUNDING. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR THAT, IF THEY DO, THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that _____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                 Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.


                                     A-4-3

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate or any interest herein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of this Certificate (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor) is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer until it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 or Exhibit B-3 to the Agreement; or (ii) an opinion of counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Fund or of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such opinion of counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Holder of this Certificate desiring to effect such a transfer shall be required to indemnify the Depositor, the Trustee, the Tax Administrator, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.


                                     A-4-4

                  No transfer of this Certificate or any interest herein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan") or (ii) to any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. 'SS'2510.3-101, unless:
(x) if this Certificate or any interest herein is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel, obtained at the expense of such prospective transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Agreement. It is hereby acknowledged that the form of certification attached to the Agreement as Exhibit D is acceptable for the purposes of the preceding sentence. Each Person who acquires this Certificate or any interest herein without delivery of the certification of facts and/or opinion of counsel referred to in the preceding two sentences shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or either Mortgage Loan Seller) at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund, and (iii) the exchange by any sole Certificateholder of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining in the Trust Fund. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.


                                     A-4-5

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable on this Certificate under the Agreement.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-4-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                   THE CHASE MANHATTAN BANK, not in
                                   its individual capacity but solely as Trustee

                                   By: _________________________________________
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [G] [H] [J] [K] [L] [M] Certificates referred to in the within-mentioned Agreement.


Dated:


                                  THE CHASE MANHATTAN BANK, not in
                                  its individual capacity but solely as
                                  Certificate Registrar

                                   By: _________________________________________
                                                  Authorized Officer


                                     A-4-7

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: __________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                 -----------------------------------------------
                                 Signature by or on behalf of Assignor


                                 -----------------------------------------------
                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
________________________________________________________________________________
for the account of ____________________________________________________________.

                  Distributions made by check (such check to be made payable to ________________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.


                                     A-4-8

                                   EXHIBIT A-5

                           FORM OF CLASS Y CERTIFICATE

                           CLASS Y COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Date of Pooling Agreement: August 1, 1999          Percentage Interest evidenced by this Certificate
                                                   in the related Class:  ____%

                                                   Aggregate unpaid principal balance of the
Cut-off Date:  August 1, 1999                      Mortgage Pool as of the Cut-off Date, after
                                                   deducting payments of principal due on or
Issue Date:  August 20, 1999                       before such date (the "Initial Pool Balance"):
                                                   $734,852,899

Master Servicer:                                   Trustee:
GMAC Commercial Mortgage Corporation               The Chase Manhattan Bank

Special Servicer:
BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. Y-____                             CUSIP No. _____________


                                     A-5-1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPH (AN "INSTITUTIONAL ACCREDITED INVESTOR").

THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN ADDITIONAL INTEREST (IF ANY) IN RESPECT OF THE ARD LOANS (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN).

         This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"),


                                     A-5-2
among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate or any interest herein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of this Certificate (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor) is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer until it


                                     A-5-3
receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 or Exhibit B-3 to the Agreement; or (ii) an opinion of counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Fund or of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such opinion of counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder desiring to effect such a transfer shall be required to indemnify the Depositor, the Trustee, the Tax Administrator, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan") or (ii) to any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. 'SS'2510.3-101, unless:
(x) if this Certificate or any interest herein is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel, obtained at the expense of such prospective transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Agreement. It is hereby acknowledged that the form of certification attached to the Agreement as Exhibit D is acceptable for the purposes of the preceding sentence. Each Person who acquires this Certificate without delivery of the certification of facts and opinion of counsel referred to in the preceding two sentences shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.


                                     A-5-4

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable on this Certificate under the Agreement.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                     A-5-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                   THE CHASE MANHATTAN BANK, not in
                                   its individual capacity but solely as Trustee

                                   By: _________________________________________
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class Y Certificates referred to in the within-mentioned Agreement.


Dated:


                                   THE CHASE MANHATTAN BANK, not in
                                   its individual capacity but solely as
                                   Certificate Registrar

                                   By: _________________________________________
                                                  Authorized Officer


                                     A-5-6

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: __________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:


                                 -----------------------------------------------
                                 Signature by or on behalf of Assignor


                                 -----------------------------------------------
                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
________________________________________________________________________________
for the account of ____________________________________________________________.

                  Distributions made by check (such check to be made payable to __________________) and all applicable statements and notices should be mailed to ____________________________________.

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.


                                     A-5-7

                                   EXHIBIT A-6

                 FORM OF CLASS [R-I] [R-II] [R-III] CERTIFICATE

                 CLASS [R-I] [R-II] [R-III] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1999-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Date of Pooling Agreement: August 1, 1999                   Percentage Interest evidenced by this Certificate
                                                            in the related Class:  ____%

                                                            Aggregate unpaid principal balance of the
Cut-off Date:  August 1, 1999                               Mortgage Pool as of the Cut-off Date, after
                                                            deducting payments of principal due on or
Issue Date:  August 20, 1999                                before such date (the "Initial Pool Balance"):
                                                            $734,852,899

Master Servicer:                                            Trustee:
GMAC Commercial Mortgage Corporation                        The Chase Manhattan Bank

Special Servicer:
BNY Asset Solutions LLC

Mortgage Loan Sellers:
Salomon Brothers Realty Corp. and
Llama Capital Mortgage Company
Limited Partnership

Certificate No. [R-I] [R-II] [R-III] -____                  CUSIP No. _____________



                                     A-6-1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., LLAMA CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, GMAC COMMERCIAL MORTGAGE CORPORATION, BNY ASSET SOLUTIONS LLC, THE CHASE MANHATTAN BANK OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER").

[IN THE CASE OF CLASS R-I: SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES OWNERSHIP OF THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" (EACH A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.]






                                     A-6-2

[IN THE CASE OF CLASS R-II AND CLASS R-III: SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL BE DEEMED NOT TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.]

         This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer and Trustee identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.




                                     A-6-3

                  The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate or any interest herein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event a transfer of this Certificate (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor) is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer until it receives the following: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 or Exhibit B-3 to the Agreement; or (ii) an opinion of counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Fund or of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such opinion of counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder desiring to effect such a transfer shall be required to indemnify the Depositor, the Trustee, the Tax Administrator, the Master Servicer, the Special Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made under any circumstances (i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan") or (ii) to any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. 'SS'2510.3-101, unless:
(x) if this Certificate or any interest herein is being acquired with "plan assets", the prospective Transferee provides the Certificate Registrar with a certification to the effect that the purchase, continued holding and transfer of this Certificate or such interest herein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60; or (y) the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel, obtained at the expense of such prospective transferee, which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the





                                     A-6-4

Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Agreement. It is hereby acknowledged that the form of certification attached to the Agreement as Exhibit D is acceptable for the purposes of the preceding sentence. Each Person who acquires this Certificate without delivery of the certification of facts and opinion of counsel referred to in the preceding two sentences shall be deemed to have certified that it is neither a Plan nor any Person who is directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the Tax Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the Tax Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Tax Administrator the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw or downgrade its then-current rating of any Class of Certificates; and (b) an opinion of counsel, in form and substance satisfactory to the Trustee and the Tax Administrator, to the effect that such modification of, addition to or elimination of such provisions will not (i) cause any of REMIC I, REMIC II or REMIC III or any Loan REMIC to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee, or (ii) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.




                                     A-6-5

                  A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person. In addition, if such a Transferee is classified as a partnership under the Code, such Transferee can only be a Permitted Transferee if all of its beneficial owners are United States Persons.

                  A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any inter national organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code and (v) any other Person so designated by the Tax Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the Tax Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund, and (iii) the exchange by any Sole Certificateholder of all the Certificates for all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and





                                     A-6-6
any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC III or any Loan REMIC as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder and that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts payable on this Certificate under the Agreement.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.




                                     A-6-7

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       THE CHASE MANHATTAN BANK, not in
                                       its individual capacity but solely as
                                       Trustee



                                       By:
                                           _____________________________________
                                                      Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

Dated:

                                       THE CHASE MANHATTAN BANK, not in
                                       its individual capacity but solely as
                                       Certificate Registrar



                                       By:
                                           _____________________________________
                                                      Authorized Officer



                                     A-6-8

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: __________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Dated:



                                       _________________________________________
                                       Signature by or on behalf of Assignor



                                       _________________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________

________________________________________________________________________________

for the account of _____________________________________________________________


                  Distributions made by check (such check to be made payable to ______________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

                  This information is provided by ________________________, the assignee named above, or ____________________, as its agent.



                                     A-6-9

                                   EXHIBIT B-1

                         FORM OF TRANSFEROR CERTIFICATE
                           PURSUANT TO SECTION 5.02(b)

                                                                 [date]
The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:     Capital Markets Fiduciary Services (CMBS)
               Salomon Brothers Mortgage Securities VII, Inc.,
               Series 1999-C1


       Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1, Class ___, [having an initial aggregate Certificate Principal Balance as of August 20, 1999 (the "Closing Date") of $_________]
               [representing a ____% Percentage Interest in the related Class.]

Dear Sirs:

        This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                2. Neither the Transferor nor anyone acting on its behalf has
        (a) offered, transferred, pledged, sold or otherwise disposed of any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security from any person in any manner,
        (c) otherwise approached or negotiated with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                     B-1-1

                                            Very truly yours,

                                            ------------------------------------
                                            (Transferor)

                                            By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------



                                     B-1-2

                                   EXHIBIT B-2

                        FORM I OF TRANSFEREE CERTIFICATE
                           PURSUANT TO SECTION 5.02(b)
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                                   [FOR QIBs]


                                                                       [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:     Capital Markets Fiduciary Services (CMBS)
               Salomon Brothers Mortgage Securities VII, Inc.,
               Series 1999-C1


         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1, Class ___, [having an initial aggregate Certificate Principal Balance as of August 20, 1999 (the "Closing Date") of $___________]
               [representing a ____% Percentage Interest in the related Class.]

Dear Sirs:

        This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

                                     B-2-1

                2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                                  Very truly yours,

                                                  ------------------------------
                                                  (Transferee)

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------

                                     B-2-2

                             Nominee Acknowledgment


        The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                            ------------------------------------
                                            (Nominee)


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
                                     B-2-3

                                                          ANNEX 1 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]



        The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

        1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

        2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of its most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

        ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

        ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

        ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and
--------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     B-2-4
                loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

        ___     Broker-dealer. The Transferee is a dealer registered pursuant to
                Section 15 of the Securities Exchange Act of 1934, as amended.

        ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

        ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

        ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

        ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

        ____ QIB Subsidiary. each of the Transferee's equity owners is a "qualified institutional buyer" within the meaning of Rule 144A.

        ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________

        3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee did not include (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                                     B-2-5

        5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

               ___      ___  Will the Transferee be purchasing the Transferred
               Yes       No  Certificates only for the Transferee's own account?

        6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

        7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

        8. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                               ---------------------------------
                                               Print Name of Transferee

                                               By:
                                                  ------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------
                                                  Date:
                                                       -------------------------

                                     B-2-6

                                                          ANNEX 2 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


        The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

        1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

        2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

        ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

        4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by

                                     B-2-7
the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

        5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          ___      ___       Will the Transferee be purchasing the Transferred
          Yes       No       Certificates only for the Transferee's own account?

        6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

        7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

        8. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.


                                      ------------------------------------------
                                      Print Name of Transferee or Adviser

                                      By:
                                         ---------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                     IF AN ADVISER:

                                     -------------------------------------------
                                     Print Name of Transferee

                                     Date:
                                          --------------------------------------

                                     B-2-8

                                   EXHIBIT B-3

                        FORM II OF TRANSFEREE CERTIFICATE
                           PURSUANT TO SECTION 5.02(b)
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES
                    [FOR INSTITUTIONAL ACCREDITED INVESTORS]

                                                _____________, 19__

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:     Capital Markets Fiduciary Services (CMBS)
               Salomon Brothers Mortgage Securities VII, Inc.,
               Series 1999-C1


         Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1, Class ___, [having an initial aggregate Certificate Principal Balance as of August 20, 1999 (the "Closing Date") of
               $_______________][representing a __% Percentage Interest in the related Class]

Dear Sirs:

        This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to __________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

        1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

        2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) the Depositor, the Trustee and the Certificate Registrar are not obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit B-1 to the Pooling Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit B-2 or Exhibit B-3 to the Pooling Agreement or (B) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together

                                     B-3-1
with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

        3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

        THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

        NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AGREEMENT REFERRED TO HEREIN.

        THE TRUST FUND IN WHICH THIS CERTIFICATE EVIDENCES AN INTEREST HAS NOT BEEN REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). ACCORDINGLY, THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QUALIFIED INSTITUTIONAL BUYER") OR (2) AN ACCREDITED INVESTOR WITHIN THE MEANING OF PARAGRAPH (1), (2),
        (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS CONSTITUTE ENTITIES DESCRIBED IN SUCH PARAGRAPHS (AN "INSTITUTIONAL ACCREDITED INVESTOR").

        4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The

                                     B-3-2

Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

        5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

        6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

        7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                 Very truly yours,


                                 -----------------------------------------------
                                 (Transferee)

                                 By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                             Nominee Acknowledgment


        The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                   ---------------------------------------------
                                   (Nominee)


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                     B-3-3

                                   EXHIBIT C-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                        PURSUANT TO SECTION 5.02(d)(i)(B)



STATE OF                            )
                                    ) participation.:
COUNTY OF                           )


        _____________________, being first duly sworn, deposes and says that:

        1. He/She is a _________________ of ____________________ (the
prospective transferee (the "Transferee") of a Salomon Brothers Mortgage Securities VII, Inc., Class [R-I] [R-II] [R-III] Commercial Mortgage Pass-Through Certificate, Series 1999-C1, evidencing a ___% Percentage Interest in the Class to which it belongs (the "Residual Certificate")), a _________________ duly organized and validly existing under the laws of [the State of ___________] [the United States], on behalf of which he/she makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Residual Certificate was issued (the "Pooling Agreement").

        2. The Transferee (i) is [and, as of [date of transfer], will be] a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificate, and (ii) is acquiring the Residual Certificate for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a "non-United States person", but in addition, if such person is classified as a partnership under the Code, such person can only be a "Permitted Transferee" if all of its beneficial owners are "United States persons". (For this purpose: (i) a "disqualified organization" means the United States or a possession thereof, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax (unless such organization is subject to the tax on unrelated business taxable income); and (ii) a "non-United States person" is any person other than a "United States person". A "United States person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.)

        3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificate to "disqualified organizations" under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Residual Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a "disqualified organization", on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a

                                     C-1-1

"disqualified organization" and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificate may be a "non-economic residual interest" within the meaning of Treasury Regulation 'SS'1.860E-1(c) and that the transferor of a "non-economic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

        4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificate if at any time during the taxable year of the pass-through entity a "disqualified organization" is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificate by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false. In addition, the Transferee is aware the Certificate Registrar will not register any transfer of the Residual Interest Certificates to any entity classified as a partnership under the Code unless at the time of transfer, all of the beneficial owners of such entity are "United States persons".

        6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

        7. The Transferee's taxpayer identification number is _________________.

        8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling Agreement, a description of which provisions is set forth in the Residual Certificate (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Certificate to a person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory disposition of the Residual Certificate, in either case, in the event that the Transferee holds such Residual Certificate in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

        9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificate is or will be to impede the assessment or collection of any tax.

        10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate.

        11. The Transferee will, in connection with any transfer that it makes of the Residual Certificate, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit C-2 to the Pooling Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificate to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury Regulation 'SS'1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

                                     C-1-2

        IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ___________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of _________, _______.



                                              __________________________________
                                              (Transferee)


                                              By:_______________________________
                                                 Name:
                                                 Title:

[Corporate Seal]


ATTEST:


______________________________
[Assistant] Secretary


        Personally appeared before me the above-named _____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

        Subscribed and sworn before me this ___ day of ______________, _______.


                                                       _________________________
                                                       NOTARY PUBLIC


COUNTY OF ___________
STATE OF _____________
My Commission expires the _________


                                     C-1-3

                                   EXHIBIT C-2

                         FORM OF TRANSFEROR CERTIFICATE
                        PURSUANT TO SECTION 5.02(d)(i)(D)


                                                                  [date]


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:  Capital Markets Fiduciary Services (CMBS)
            Salomon Brothers Mortgage Securities VII, Inc.,
            Series 1999-C1


        Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial
            Mortgage Pass-Through Certificates, Series 1999-C1, Class [R-I] [R-II] [R-III], evidencing a ____% Percentage Interest in the Class to which it belongs

Dear Sirs:

        This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to _____________________ (the
"Transferee") of the captioned Class [R-I] [R-II] [R-III] Certificate (the "Residual Certificate"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 1999, among Salomon Brothers Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

        1. No purpose of the Transferor relating to the transfer of the Residual Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

        2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling Agreement as Exhibit C-1. The Transferor does not know or believe that any representation contained therein is false.

        3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulation 'SS'1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificate may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                           Very truly yours,


                                     C-2-1

                                             -----------------------------------
                                             (Transferor)

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                     C-2-2

                                    EXHIBIT D

                         FORM OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA
                            (DEFINITIVE CERTIFICATES)

                                                            [date]

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:  Capital Markets Fiduciary Services (CMBS)
            Salomon Brothers Mortgage Securities VII, Inc.,
            Series 1999-C1

       Re: Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1, Class _____, [having an initial aggregate Certificate Principal Balance as of August 20, 1999 (the "Closing Date") of $__________ ][representing a ____% Percentage Interest in the related Class.]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by __________________________ (the "Transferor") to
____________________________________ (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee is neither (A) an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or

___ As otherwise set forth in the certification of facts and opinion of counsel attached hereto as Annex A, the purchase and holding of the Transferred Certificates by the Transferee will not result in a violation of Section 406 of ERISA or Section 4975 of the Code, will not result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Special Servicer to any obligation in addition to those undertaken in the Pooling Agreement.

                                           Very truly yours,


                                           -------------------------------------
                                           (Transferee)


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT E

                               REQUEST FOR RELEASE

                                               [date]

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001-2697

Attention:     Capital Markets Fiduciary Services (CMBS)
               Salomon Brothers Mortgage Securities VII, Inc.,
               Series 1999-C1

        In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of August 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership, as Mortgage Loan Sellers, GMAC Commercial Mortgage Corporation, as Master Servicer, BNY Asset Solutions LLC, as Special Servicer, and The Chase Manhattan Bank, as Trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

                  Mortgagor's Name:
                                   ---------------------------------------------
                  Address:
                          ------------------------------------------------------
                  Loan No.:
                           -----------------------------------------------------

If only particular documents in the Mortgage File are requested, please specify which:__________________________________________________________________________


Reason for requesting file (or portion thereof):

        ______ 1. Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Pooling Agreement, have been or will be so credited.

        ______  2. The Mortgage Loan is being foreclosed.

        ______  3. Other. (Describe)

        The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently, or unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

        Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling Agreement.


                                      [MASTER SERVICER] [SPECIAL SERVICER]


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:

                                    EXHIBIT F

                       FORM OF DISTRIBUTION DATE STATEMENT

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS


                              CONTACT INFORMATION

FUNCTION               NAMES / ADDRESSES
--------               -----------------

Depositor

                       Salomon Brothers Mortgage Company VII, Inc.
                       388 Greenwich Street
                       New York, NY 10013
                       (212) 816-8087

Master Servicer

                       GMAC Commercial Mortgage Corporation
                       650 Dresher Road P.O. Box 1015
                       Horsham, PA 19044

Special Servicer

                       BNY Asset Solutions LLC
                       599 Lexington Avenue - 36th Floor
                       New York, NY 10022

Trustee

                       Chase Manhattan Bank
                       450 W. 33rd Street 14th Floor
                       New York, NY 10001
                       (212) 946-7999

Relationship Manager   Tom Provenzano
                       (212) 946-3246
                       Email: thomas.provenzano@chase.com


                    Reports Available on the World Wide Web
                           address: www.chase.com/sfa



                               TABLE OF CONTENTS

STATEMENT SECTIONS                            PAGE(s)
------------------                            -------
Certificate Distribution Detail               2 - 6
Certificate Ratings Detail                      7
Mortgage Loan Characteristics                 8 - 10
Loan Status Detail                             11
Property History Detail                        12
Historical Delinquency Detail                  13
Advance Summary                                14
Delinquency Loan Detail                        15
Specially Serviced Loans                       16
Principal Prepayment Detail                    17
Modified Loan Detail                           18
Realized Loss Detail                           19


The information contained herein has been obtained from sources believed to be reliable, but The Chase Manhattan Bank does not warrant its completeness or accuracy. All cashflows, prices, and yields herein were compiled by Chase from sources associated with the transactions responsible for providing such information for purposes of computing cashflows, prices and yields. Chase makes no representations as to the appropriateness for any person of any investment in the securities.

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS


                        Certificate Distribution Detail

                            Distribution in Dollars


------------------------------------------------------------------------------------------------------------------------------------
Class       Cusip #       Original             Beginning       Interest   Principal    Total      Realized     Ending Principal
                         Face Value       Principal Balance                                      Losses/Trust        Balance
                                                                                                  Expenses
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Class       Cusip #       Original             Beginning       Interest   Principal    Total      Realized     Ending Principal
                         Face Value       Principal Balance                                      Losses/Trust        Balance
                                                                                                  Expenses
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                        Certificate Distribution Detail

                 Factor Information per $1,000 of Original Face

-------------------------------------------------------------------------------------------------------------------------------
Class           Cusip #     Beginning Principal   Interest    Principal       Total      Ending Principal   Current Pass Thru
                            Factor                                                           Factor                Rate
-------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Class           Cusip #       Beginning Principal      Interest     Principal   Total   Ending Principal     Current Pass Thru
                                     Factor                                                     Factor             Rate
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                        Certificate Distribution Detail

Sec. 4.02 (a)(iii)  Aggregate Principal and Interest Advances
                    Additional Trust Fund Expense
                    Realized Loss

Sec. 4.02 (a)(iv)   Servicing Compensation

Sec. 4.02 (a)(v)    Aggregate Stated Principal Balance

---------------------------------------------------
Description      Beginning Balance   Ending Balance
---------------------------------------------------

---------------------------------------------------

Sec 4.02 (a)(vi)    Number of Mortage Loans Outstanding for Related Due Period
                    Aggregate Principal Balance of Mortgage Loans Outstanding
                    Loans Delinquent

--------------------------------------------------------
Period       Number        Aggregated         Percentage
                        Principal Balance
--------------------------------------------------------

--------------------------------------------------------

Sec 4.02 (a)(viii)  Aggregate Appraisal Value Of REO Properties
                    Available Distribution Amount
                    Principal Distribution Amount

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                        Certificate Distribution Detail

Sec 4.02 (a)(x)      Accrued Certificate Interest

----------------------------------------------------------------------------
Class         Accrued Certificate          PrePayment         Certificate
                   Interest            Interest Shortfall     Distributable
                                                                Interest
----------------------------------------------------------------------------








----------------------------------------------------------------------------

Sec. 4.02 (a)(xi)     Prepayment Premium /Yield Maintenance Charges

-----------------------
Class           PP/YMC
-----------------------



-----------------------


Sec 4.02 (a)(xvi)     Appraisal Reduction Amounts


---------------------------------------------
Loan Number          Appraisal      Appraisal
                    Reductions     Reductions
                     Effected        Amounts
---------------------------------------------


---------------------------------------------




Sec 4.02 (a)(xvii)     Number of Extended or Modified Mortgage Loans

                       Aggregate Stated Principal Balance of Extended or Modified Mortgage Loans

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                        Certificate Distribution Detail

Sec 4.02 (a)(xviii)          Class Unpaid Interest Shortfall

-----------------------------------------------------------
Class           Current Unpaid              Cumulative
              Interest Shortfall          Unpaid Interest
                                             Shortfall
-----------------------------------------------------------





-----------------------------------------------------------


Sec 4.02 (a)(xx)             Distribution to Residual Certificates

                             Name/Address of Controlling Class Representative

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                           Certificate Ratings Detail

                                                Original Ratings                                     Current Ratings (1)
Class            CUSIP            --------------------------------------------------------------------------------------------------

                                  DCR          Fitch        Moody's       S & P        DCR          Fitch       Moody's        S & P
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------------------------------------


NR  - Designates that the class was not rated by the above agency at the time of original issuance.
N/A - Not applicable

(1) The information contained herein has been received directly from the applicable rating agency within 30 days of this report. It is possible that the current ratings may have changed before the release of this report, hence, Chase recommends contacting the rating agency listed below directly for more recent information and further details supporting the rating issued for each class.

DUFF & PHELPS CREDIT RATING CO.      FITCH IBCA                     MOODY'S INVESTORS SERVICE      STANDARD & POOR'S RATING SERVICES
17 States Street, 12th floor         One State Street Plaza         99 Church Street               Commercial Mortgage Surveillance
New York, NY 10004                   New York, NY 10004             New York, New York 10007       55 Water Street, Fl. 41
Ph: 212-908-0228                     Ph: 212-908-0500               Ph: 212-553-0300               New York, NY 10041-0003
Attn: Joe Franzetti                  Fax: 212-635-0295                                             Ph: 212-438-2000
                                     Attn: Huxley Sommerville                                      Fax: 212-438-2664
                                                                                                   Attn: Charles Calhoun

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                         Mortgage Loan Characteristics

                     Stratification by Current Note Rate

                                                                      Weighted Average
                         # of    Principal Balance    % of Agg.  --------------------------
Current Note Rate        Loans                  ($)   Prin.Bal.    WAM  Note Rate(%)   DSCR
--------------------------------------------------------------------------------------------
7.50000% or Less           0                    0.00     0.00        0    0.000000   0.000000
7.51000% to 7.75000%       0                    0.00     0.00        0    0.000000   0.000000
7.76000% to 8.00000%       0                    0.00     0.00        0    0.000000   0.000000
8.01000% to 8.25000%       0                    0.00     0.00        0    0.000000   0.000000
8.26000% to 8.50000%       0                    0.00     0.00        0    0.000000   0.000000
8.51000% to 8.75000%       0                    0.00     0.00        0    0.000000   0.000000
8.76000% to 9.00000%       0                    0.00     0.00        0    0.000000   0.000000
9.01000% to 9.25000%       0                    0.00     0.00        0    0.000000   0.000000
9.26000% to 9.50000%       0                    0.00     0.00        0    0.000000   0.000000
9.51000% to 9.75000%       0                    0.00     0.00        0    0.000000   0.000000
9.76000% to 10.00000%      0                    0.00     0.00        0    0.000000   0.000000
10.01000% to 11.01000%     0                    0.00     0.00        0    0.000000   0.000000
                         ----                   ----     ----      ----   --------   --------
Totals                     0                    0.00     0.00        0    0.000000   0.000000
                         ====                   ====     ====      ====   ========   ========

               Stratification by Remaining Stated Term (Balloon Loans Only)

                                                                        Weighted Average
                             # of    Principal Balance   % of Agg.  -------------------------
Remaining Stated Term        Loans             ($)       Prin.Bal.  WAM  Note Rate(%)   DSCR
--------------------------------------------------------------------------------------------
70 months or Less              0               0.00        0.00     0     0.000000    0.000000
71 months to 90 months         0               0.00        0.00     0     0.000000    0.000000
91 months to 110 months        0               0.00        0.00     0     0.000000    0.000000
111 months to 115 months       0               0.00        0.00     0     0.000000    0.000000
116 months to 120 months       0               0.00        0.00     0     0.000000    0.000000
121 months to 200 months       0               0.00        0.00     0     0.000000    0.000000
201 months to 274 months       0               0.00        0.00     0     0.000000    0.000000
                             ----              ----        ----   ----    --------    --------
Totals                         0               0.00        0.00     0     0.000000    0.000000
                             ====              ====        ====   ====    ========    ========

                            Stratification by Property Type

                                                                        Weighted Average
                             # of    Principal Balance  % of Agg.  --------------------------
Property Type                Loans             ($)      Prin.Bal.  WAM  Note Rate(%)   DSCR
---------------------------------------------------------------------------------------------
Office                        0                0.00       0.00      0    0.000000    0.000000
Industrial                    0                0.00       0.00      0    0.000000    0.000000
Multi-Family                  0                0.00       0.00      0    0.000000    0.000000
Retail, Anchored              0                0.00       0.00      0    0.000000    0.000000
Retail, Unanchored            0                0.00       0.00      0    0.000000    0.000000
Ministorage                   0                0.00       0.00      0    0.000000    0.000000
Multiple                      0                0.00       0.00      0    0.000000    0.000000
                             ----              ----       ----    ----   --------    --------
Totals                        0                0.00       0.00      0    0.000000    0.000000
                             ====              ====       ====    ====   ========    ========

     Stratification by Remaining Stated Term (Fully Amortizing Loans Only)

                                                                        Weighted Average
                             # of    Principal Balance  % of Agg.  --------------------------
Remaining Stated Term        Loans             ($)      Prin.Bal.  WAM  Note Rate(%)   DSCR
---------------------------------------------------------------------------------------------
70 months or Less              0               0.00        0.00     0    0.000000    0.000000
71 months to 90 months         0               0.00        0.00     0    0.000000    0.000000
91 months to 110 months        0               0.00        0.00     0    0.000000    0.000000
111 months to 115 months       0               0.00        0.00     0    0.000000    0.000000
116 months to 120 months       0               0.00        0.00     0    0.000000    0.000000
121 months to 200 months       0               0.00        0.00     0    0.000000    0.000000
201 months to 0 months         0               0.00        0.00     0    0.000000    0.000000
                             ----              ----        ----   ----   --------    --------
Totals                         0               0.00        0.00     0    0.000000    0.000000
                             ====              ====        ====   ====   ========    ========

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                          Mortgage Loan Characteristics


                 Stratification by Debt Service Coverage Ratio


                                                                        Weighted Average
                              # of   Principal Balance  % of Agg.  ---------------------------
Debt Service Coverage Ratio   Loans             ($)     Prin.Bal.  WAM   Note Rate(%)   DSCR
----------------------------------------------------------------------------------------------
1.000000 or Less                 0              0.00      0.00      0     0.000000    0.000000
1.010000 to 1.200000             0              0.00      0.00      0     0.000000    0.000000
1.210000 to 1.240000             0              0.00      0.00      0     0.000000    0.000000
1.250000 to 1.300000             0              0.00      0.00      0     0.000000    0.000000
1.310000 to 1.400000             0              0.00      0.00      0     0.000000    0.000000
1.410000 to 1.500000             0              0.00      0.00      0     0.000000    0.000000
1.510000 to 1.600000             0              0.00      0.00      0     0.000000    0.000000
1.610000 to 1.700000             0              0.00      0.00      0     0.000000    0.000000
1.710000 to 1.800000             0              0.00      0.00      0     0.000000    0.000000
1.810000 to 1.900000             0              0.00      0.00      0     0.000000    0.000000
1.910000 to 2.000000             0              0.00      0.00      0     0.000000    0.000000
2.010000 to 2.300000             0              0.00      0.00      0     0.000000    0.000000
2.310000 to 2.400000             0              0.00      0.00      0     0.000000    0.000000
                               ----             ----      ----    ----    --------    --------
Totals                           0              0.00      0.00      0     0.000000    0.000000
                               ====             ====      ====    ====    ========    ========

                           Stratification by Seasoning


                                                                        Weighted Average
                             # of    Principal Balance   % of Agg.  -------------------------
Seasoning                    Loans              ($)      Prin.Bal.  WAM  Note Rate(%)   DSCR
--------------------------------------------------------------------------------------------
12 months or Less              0                0.00       0.00     0     0.000000   0.000000
13 months to 24 months         0                0.00       0.00     0     0.000000   0.000000
25 months to 36 months         0                0.00       0.00     0     0.000000   0.000000
37 months to 48 months         0                0.00       0.00     0     0.000000   0.000000
49 months to 60 months         0                0.00       0.00     0     0.000000   0.000000
61 months to 72 months         0                0.00       0.00     0     0.000000   0.000000
73 months to 84 months         0                0.00       0.00     0     0.000000   0.000000
85 months to 96 months         0                0.00       0.00     0     0.000000   0.000000
97 months to 108 months        0                0.00       0.00     0     0.000000   0.000000
                             ----               ----       ----   ----    --------   --------
Totals                         0                0.00       0.00     0     0.000000   0.000000
                             ====               ====       ====   ====    ========   ========

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                          Mortgage Loan Characteristics

              Stratification by Ending Scheduled Balance Amount

                                                                       Weighted Average
                                 # of  Principal Balance            ---------------------------
Ending Scheduled Balance Amount  Loans         ($)        % of Agg.  WAM  Note Rate(%)   DSCR
-----------------------------------------------------------------------------------------------
$1,000,000 or Less                 0           0.00         0.00      0     0.000000   0.000000
$1,000,001 to $2,000,000           0           0.00         0.00      0     0.000000   0.000000
$2,000,001 to $4,000,000           0           0.00         0.00      0     0.000000   0.000000
$4,000,001 to $6,000,000           0           0.00         0.00      0     0.000000   0.000000
$6,000,001 to $8,000,000           0           0.00         0.00      0     0.000000   0.000000
$8,000,001 to $10,000,000          0           0.00         0.00      0     0.000000   0.000000
$10,000,001 to $15,000,000         0           0.00         0.00      0     0.000000   0.000000
$15,000,001 to $20,000,000         0           0.00         0.00      0     0.000000   0.000000
                                 ----          ----         ----    ----    --------   --------
Totals                             0           0.00         0.00      0     0.000000   0.000000
                                 ====          ====         ====    ====    ========   ========
Average Principal Balance:                     0.00



                             Stratification by State Code

                                                                       Weighted Average
                           # of     Principal Balance   % of Agg.  ---------------------------
State Code                 Loans               ($)      Prin.Bal.  WAM  Note Rate(%)   DSCR
----------------------------------------------------------------------------------------------
ARIZONA                      0                 0.00       0.00      0     0.000000    0.000000
CALIFORNIA                   0                 0.00       0.00      0     0.000000    0.000000
COLORADO                     0                 0.00       0.00      0     0.000000    0.000000
CONNECTICUT                  0                 0.00       0.00      0     0.000000    0.000000
FLORIDA                      0                 0.00       0.00      0     0.000000    0.000000
GEORGIA                      0                 0.00       0.00      0     0.000000    0.000000
ILLINOIS                     0                 0.00       0.00      0     0.000000    0.000000
INDIANA                      0                 0.00       0.00      0     0.000000    0.000000
MASSACHUSETTS                0                 0.00       0.00      0     0.000000    0.000000
MARYLAND                     0                 0.00       0.00      0     0.000000    0.000000
MICHIGAN                     0                 0.00       0.00      0     0.000000    0.000000
MISSOURI                     0                 0.00       0.00      0     0.000000    0.000000
NEW JERSEY                   0                 0.00       0.00      0     0.000000    0.000000
NEW YORK                     0                 0.00       0.00      0     0.000000    0.000000
OHIO                         0                 0.00       0.00      0     0.000000    0.000000
OREGON                       0                 0.00       0.00      0     0.000000    0.000000
PENNSYLVANIA                 0                 0.00       0.00      0     0.000000    0.000000
SOUTH CAROLINA               0                 0.00       0.00      0     0.000000    0.000000
TENNESSEE                    0                 0.00       0.00      0     0.000000    0.000000
TEXAS                        0                 0.00       0.00      0     0.000000    0.000000
VIRGINIA                     0                 0.00       0.00      0     0.000000    0.000000
                           ----                ----       ----    ----    --------    --------
Totals                       0                 0.00       0.00      0     0.000000    0.000000
                           ====                ====       ====    ====    ========    ========


  Debt Coverage Service Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level. The makes no representation as to the accuracy of the data provided by the borrower for this calculation

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                               Loan Status Detail


---------------------------------------------------------------------------------------------------------------

 Loan   Offering  Property  City  State  Scheduled  Scheduled  Gross  Maturity  Neg   Beginning     Ending
Number   Memo       Type                 Principal   Interest  Coupon   Date    Amt   Scheduled    Scheduled
        Cross       (I)                    Amount     Amount                   Flag    Balance      Balance
       Reference

---------------------------------------------------------------------------------------------------------------

EXAMPLE   N/A       N/A      N/A   N/A     $0.00      $0.00    .00000    N/A    N/A     $0.00        $0.00


-------------------------------------------------------------------
 Loan      Paid    Appraisal   Appraisal     Has Loan       Loan
Number    Through  Reduction   Reduction     Ever Been     Status
           Date      Date       Amount       Specially      Code
                                              Serviced?     (II)
                                               (Y/N)
-------------------------------------------------------------------

EXAMPLE   N/A       N/A        $0.00          N


(I) Property Type Code :



1. Single Family           6. Non-Exempt      12. Hotel
2. Multi-Family            7. Church          13. Industrial
3. Condo, Co-op or TH      8. School,HCF,WF   14. Industrial/Flex
4. Mobile Home             9. Retail          15. Multiple Properties
5. Plan Unit Development  10. Office          16. MiniStorage
                          11. Retail/Office   17. Warehouse

(II) Loan Status Code:

1. Specially Serviced      6. Discounted Payoff
2. Foreclosure             7. Foreclosure Sale
3. Bankruptcy              8. Bankruptcy Sale
4. REO                     9. REO Disposal
5. Prepayment in Full     10. Modification/Workout
                          11. Rehabilitation

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VIII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                            Property History Detail

-----------------------------------------------------------------------------------------------------------------------------------

              Offering Memo                       Data of Last            No. Months   Annual Estimate based on
Loan Number  Cross Reference  Property Name  ---------------------------  Revenue          Current Quarter        Prior Full Year
                                                                         Annualized  ----------------------------------------------
                                            Inspection   Financial Stmt               NOI    DSCR   Occupancy   NOI DSCR Occupancy
-----------------------------------------------------------------------------------------------------------------------------------






                    No Property History reported this period

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS


                         Historical Delinquency Detail



-----------------------------------------------------------------------------------------------------------------------------------
                                          Delinquencies                                     Prepayments      Rates & Maturities
Distrib. ---------------------------------------------------------------------------------------------------------------------
Date        1 Month    2 Months    3 Months(+)  Foreclosures      REO    Modifications  Curtailment  Payoff    Next Weighted Avg.
         ---------------------------------------------------------------------------------------------------------------------- WAM
         #  Balance   #  Balance  #  Balance   #   Balance    #  Balance  #  Balance    #  Balance  #  Balance   Coupon  Remit
-----------------------------------------------------------------------------------------------------------------------------------







*** Note: Foreclosures and REO Totals are excluded from the Delinquent
          Aging Categories

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                                Advance Summary

                                    Advances



Master Servicer P&I Advances Made                                  0.00

Master Servicer Unreimbursed P&I Advances Outstanding              0.00

Interest Accrued & Payable to Master Servicer in Respect of        0.00
  Advances Made

                            Servicing Fee Breakdown

Current Period Accrued Servicing Fees                              0.00

Less Delinquent Servicing Fees                                     0.00

Plus Additional Servicing Fees                                     0.00

Less Reductions to Servicing Fees                                  0.00

Plus Servicing Fees for Delinquent Payments Received               0.00

Plus Adjustments for Prior Servicing Calculation                   0.00

Total Servicing Fees Collected                                     0.00



              Allocation of Interest Shortfalls, Losses & Expenses

------------------------------------------------------------------------------------------------------------------
Class       Accrued        Prepayment      Beginning     Interest    Expenses    Total     Certificate     Ending
           Certificate     Interest         Unpaid         Loss                 Interest    Interest       Unpaid
            Interest       Shortfall       Interest                              Payable   Distributable  Interest
------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------
Totals
-----------------------------------------------------------------------------------------------------------------


[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                            Delinquency Loan Detail


------------------------------------------------------------------------------------------------------------------
Loan Number     Offering     # of Months    Paid Through   Current Loan Balance     Current     Outstanding P&I
               Memo Cross    Delinquent        Date                                   P&I          Advances **
               Reference                                                            Advances
------------------------------------------------------------------------------------------------------------------



                    No Delinquent Loans reported this period



---------------------------------------------------------------------------------------------------------
Loan Number   Advance     Loan    Special     Foreclosure    Current   Outstanding  Outstanding      REO
            Description  Status   Servicer      Date        Property    Property      Property      Date
                                 Start Date                Protection   Protection   Protection
               (I)       (II)                               Advances    Advances       Date
---------------------------------------------------------------------------------------------------------

                            No Delinquent Loans reported this period



(I) Advance Description: A. In grace period
                         B. Late but < 1 month
                         1. 1 month delinquent
                         2. 2 months delinquent
                         3. 3+ months delinquent

(II) Loan Status Code:
     1. Specially Serviced        6. Discounted Payoff
     2. Foreclosure               7. Foreclosure Sale
     3. Bankruptcy                8. Bankruptcy Sale
     4. REO                       9. REO Disposal
     5. Prepayment in Full       10. Modification/Workout
                                 11. Rehabilitation

** Outstanding P&I advances include current period.


[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                  SALOMON BROTHERS MORTGAGE SECURITES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                            Specially Serviced Loans

-----------------------------------------------------------------------------------------------------------------------------
Distribution      Loan        Offering    Date of Transfer        Spec      Current      Prop   St   Interest       Net
   Date          Number         Memo     Balance to Specially     Serv     Scheduled     Type          Rate      Operating
                               Cross         Serviced             Code      Balance                               Income
                              Reference                           (II)                    (I)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------




                                          No Specially Serviced Loans reported this period







-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Distribution      NOI       Debt      Maturity    Rem      Inspection     Appraisal     Appraisal
   Date           Date     Service      Date     Term         Date          Date          Value
                          Coverage
                           Ratio
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------





                                          No Specially Serviced Loans reported this period





--------------------------------------------------------------------------------------------------




(I) Property Type Code:
                             6. Non-Exempt                  12. Hotel
1. Single Family             7. Church                      13. Industrial
2. Multi-Family              8. School,HCF,WF               14. Industrial/Flex
3. Condo, Co-op or TH        9. Retail                      15. Multiple
4. Mobile Home               10. Office                         Properties
5. Plan Unit Development     11. Retail/Office              16. MiniStorage
                                                            17. Warehouse

(II) Special Service Code:

(1) Request to waive prepayment                             (5) In Foreclosure
    penalty                                                 (6) Now REO
(2) Payment default                                         (7) Paid Off
(3) Request to modify or workout                            (8) Returned to Master
(4) Borrower Bankruptcy                                         Servicer


[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                          Principal Prepayment Detail

---------------------------------------------------------------------------------------------------------------------------
 Loan          Offering        Curtailment Amount      Payoff           Net                  Net                 Mortgage
Number           Memo                                  Amount        Liquidation          Insurance            Repurchase
                Cross                                                 Proceeds             Proceeds               Price
              Reference
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------




                                        No Principal Prepayment reported this period






---------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS


                              Modified Loan Detail

--------------------------------------------------------------------------------------------------------------
 Loan           Offering             Modification                      Modification Description
Number          Memorandum              Date
                  Cross
                Reference
--------------------------------------------------------------------------------------------------------------


                                                          No Modified Loans reported this period








--------------------------------------------------------------------------------------------------------------

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                 SALOMON BROTHERS MORTGAGE SECURITES VII, INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1
                         STATEMENT TO CERTIFICATEHOLDERS

                              Realized Loss Detail

--------------------------------------------------------------------------------
 Loan    Offering   Appraisal   Appraisal Value   Beginning      Gross Proceeds
Number     Memo       Date                        Scheduled
          Cross                                    Balance
        Reference
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                     No realized losses reported this period






---------------------------------------------------------------------------------
 Loan           Gross      Liquidation       Net          Net        Realized Loss
Number        Proceeds %   Expenses     Liquidation    Proceeds %
              Scheduled                   Proceeds     Scheduled
              Principal                                 Balance
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------







                     No realized losses reported this period







------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

[CHASE LOGO]                                      'c' 1999, CHASE MANHATTAN BANK

                                   EXHIBIT G-1

                      FORM OF DELINQUENT LOAN STATUS REPORT


                                     G-1-1

  Prospectus             Short Name    Property    City    State    Sq Ft or    Paid Thru    Scheduled      Total       Total
      ID                    (When        Type                        Units        Date          Loan         P&I      Expenses
                        Appropriate)                                                          Balance     Advances     To Date
                                                                                                           To Date
90 + DAYS DELINQUENT
60 DAYS DELINQUENT
30 DAYS DELINQUENT
Current & at Special
Servicer
FCL - Foreclosure
LTM - Latest 12 Months
  either Last Annual or
  Trailing 12 months


  Prospectus             Other Advances      Total      Current     Current    Maturity     LTM    LTM     LTM     ***Cap
      ID                (Taxes & Escrow)    Exposure    Monthly    Interest      Date       NOI    NOI    DSCR      Rate
                                                          P&I        Rate                  Date                   Assigned
90 + DAYS DELINQUENT
60 DAYS DELINQUENT
30 DAYS DELINQUENT
Current & at Special
Servicer
FCL - Foreclosure
LTM - Latest 12 Months
  either Last Annual or
  Trailing 12 months


  Prospectus              Value     Valuation    Appraisal      Loss      Estimated      Total      Prospectus       Short
      ID                  using        Date        BPO or       using      Recovery    Appraisal        ID            Name
                          NOI &                  Internal        90%          %        Reduction                      (when
                        Cap Rate                  Value**     Appr. or                 Realized                   appropriate)
                                                               BPO (f)
90 + DAYS DELINQUENT
60 DAYS DELINQUENT
30 DAYS DELINQUENT
Current & at Special
Servicer
FCL - Foreclosure
LTM - Latest 12 Months
  either Last Annual or
  Trailing 12 months


                                                                               FCL    Expected
  Prospectus            Property    City    State    Transfer    Resolution   Start   FCL Sale    Workout
      ID                  Type                         Date         Date       Date    Date       Strategy   Comments
90 + DAYS DELINQUENT
60 DAYS DELINQUENT
30 DAYS DELINQUENT
Current & at Special
Servicer
FCL - Foreclosure
LTM - Latest 12 Months
  either Last Annual or
  Trailing 12 months


-------------------------

  * Workout Strategy should match the CSSA Loan file using abbreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale, BK - Bankruptcy, PP - Payment Plan) It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)

 ** App - Appraisal, BPO - Broker opinion, Int. - Internal Value

*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a third party.


                                     G-1-2

                                   EXHIBIT G-2

                   FORM OF HISTORICAL LOAN MODIFICATION REPORT


                                      G-2-1

   Prospectus    City    State      Mod /      Effect      Balance       Balance at      Old Rate    # Mths for      New    Old
       ID                         Extension     Date      When Sent     the Effective                Rate Change    Rate    P&I
                                     Flag                to Special        Date of
                                                          Servicer     Rehabilitation





   Prospectus    New       Old        New       Total # Mths    (1) Realized    (2) Est. Future     COMMENT
       ID        P&I    Maturity    Maturity     for Change       Loss to       Interest Loss to
                                                   of Mod         Trust $        Trust $ (Rate
                                                                                   Reduction)

================================================================================

THIS REPORT IS HISTORICAL

Information is as of modification. Each line it should not change in the future. Only new modifications should be added.

TOTAL FOR ALL LOANS:

TOTAL FOR LOANS IN CURRENT MONTH:

                                           # OF LOANS        $ BALANCE

MODIFICATIONS:
MATURITY DATE EXTENSIONS:
TOTAL:


* The information in these columns is from a particular point in time and should not change on this report once assigned.

(1) Actual principal loss taken by bonds

(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.


                                     G-2-2

                                   EXHIBIT G-3

                     FORM OF HISTORICAL LOSS ESTIMATE REPORT

                                     G-3-1

  Prospectus        Short       Property    City    State        %          Latest      Effect     Sales     Net Amt     Scheduled
      ID            Name          Type                        Received     Appraisal     Date      Price    Received      Balance
                    (When                                    From Sale    or Brokers    of Sale             from Sale
                Appropriate)                                                Opinion



  Prospectus      Total        Total    Servicing     Net      Actual   Date Loss    Minor Adj      Date     Total Loss   Loss % of
      ID      P&I Advanced   Expenses      Fees     Proceeds   Losses    Passed      to Trust    Minor Adj     with       Scheduled
                                         Expense               Passed     thru                     Passed    Adjustment    Balance
                                                                thru                                thru



===============================================================================

THIS REPORT IS HISTORICAL

All information is from the liquidation date and does not need to be updated.

TOTAL ALL LOANS:

CURRENT MONTH ONLY:


                                     G-3-2

                                  EXHIBIT G-4

                            FORM OF REO STATUS REPORT





                                     G-4-1

  Prospectus        Short       Property    City    State    Sq Ft    Paid    Scheduled      Total
      ID            Name          Type                         or     Thru      Loan          P&I
                    (When                                    Units    Date     Balance     Advances
                Appropriate)                                                                To Date



  Prospectus     Total        Other        Total     Current    Maturity    LTM NOI    LTM NOI/      Cap Rate      Valuation Date
      ID        Expenses     Advances    Exposure    Monthly      Date        Date        DSC       Assign ***
                To Date      (Taxes                   P&I
                            & Escrow)



  Prospectus    Value      Appraisal    Loss using    Estimated      Total      Transfer        REO          Pending      Comments
      ID        using        BPO or      92% Appr.     Recovery    Appraisal       Date     Acquisition     Resolution
                NOI &      Internal     or BPO (f)        %        Reduction                    Date           Date
               Cap Rate     Value**                                 Realized






(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value

*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a third party.


                                     G-4-2

                                   EXHIBIT G-5

                   FORM OF SPECIAL SERVICER LOAN STATUS REPORT


                                     G-5-1

   ASSETS UNDER REVIEW
STATUS REPORT  1-Multifamily  4-Retail         7-Mobile Home Park
               2-Hotel        5-Industrial     8-Nursing Home
               3-Office       6-Dis Warehouse  9-Storage Facility




-------------------------------------------------------------------------------
  Prop Type     Master     Borrower Name                Net Cash Flow As of
               Servicer    Project Name                  Date Most recent
                                                               DSCR
-------------------------------------------------------------------------------

                         Potential Issues
                         ----------------


                                       Special Servicer Loan Status Report
                                                                                                                  Last Update
                                                                                                                  Cutoff Date


             -----------------------------------------------------------------------------------------------------------------------
                                                                                                     Reimbursable
                                         Advances                                                      Expenses
------------------------------------------------------------------------------------------------------------------------------------
  Prop Type                Cumulative   Cumulative   Master Service   Default Interest   Other Date   Description   Amount   Date
                           Principal     Interest    Scheduled UPB     Earned To Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------
  Prop Type                 Site Inspection
                               Condition
------------------------------------------------




                                     G-5-2

                                   EXHIBIT G-6

                   FORM OF OPERATING STATEMENT ANALYSIS REPORT


                                      G-6-1

PROPERTY OVERVIEW


                                    -----------
      Control Number
                                    ---------------------------
      Current Balance/Paid to Date
                                    ------------------------------------------------------------------------------------------------
      Property Name
                                    ------------------------------------------------------------------------------------------------
      Property Type
                                    ------------------------------------------------------------------------------------------------
      Property Address, City, State
                                    ------------------------------------------------------------------------------------------------
      Net Rentable Square Feet
                                    ----------------------------
      Year Built/Year Renovated
                                    -------------------------------------------------------
      Year of Operations            UNDERWRITING     199        199          199        YTD
                                    ------------------------------------------------------
      Occupancy Rate *
                                    -------------------------------------------------------
      Average Rental Rate
                                    -------------------------------------------------------

* OCCUPANCY RATES ARE YEAR END OR THE ENDING DATE OF THE FINANCIAL STATEMENT FOR THE PERIOD.


INCOME:                                                                               NO. OF
                                                                                       MOS.
      Number of Mos. Annualized                               PRIOR      CURRENT
                                                              YEAR        YR.
                                 ---------------------------------------------------------------------------------------------------
      Period Ended               UNDERWRITING       199        199         199       199 YTD**  199 -BASE  199 -199
                                 ---------------------------------------------------------------------------------------------------
      Statement Classification     BASE LINE    NORMALIZED  NORMALIZED  NORMALIZED  AS OF / /96  VARIANCE   VARIANCE
                                 ---------------------------------------------------------------------------------------------------
      Rental Income (Category 1)
                                 ---------------------------------------------------------------------------------------------------
      Rental Income (Category 2)
                                 ---------------------------------------------------------------------------------------------------
      Rental Income (Category 3)
                                 ---------------------------------------------------------------------------------------------------
      Pass Through/Escalations
                                 ---------------------------------------------------------------------------------------------------
      Other Income
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
   EFFECTIVE GROSS  INCOME           $0.00         $0.00      $0.00        $0.00      $0.00             %         %
                                 ---------------------------------------------------------------------------------------------------

Normalized - Full year Financial statements that have been reviewed by the underwriter or Servicer

** Servicer will not be expected to "Normalize" these YTD numbers.


                                 ---------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
                                 ---------------------------------------------------------------------------------------------------
      Real Estate Taxes
                                 ---------------------------------------------------------------------------------------------------
      Property Insurance
                                 ---------------------------------------------------------------------------------------------------
      Utilities
                                 ---------------------------------------------------------------------------------------------------
      Repairs and Maintenance
                                 ---------------------------------------------------------------------------------------------------
      Management Fees
                                 ---------------------------------------------------------------------------------------------------
      Payroll & Benefits Expense
                                 ---------------------------------------------------------------------------------------------------
      Advertising & Marketing
                                 ---------------------------------------------------------------------------------------------------
      Professional Fees
                                 ---------------------------------------------------------------------------------------------------
      Other Expenses
                                 ---------------------------------------------------------------------------------------------------
      Ground Rent
                                 ---------------------------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES           $0.00         $0.00      $0.00        $0.00      $0.00             %         %
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
  OPERATING EXPENSE RATIO
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
  NET OPERATING INCOME               $0.00         $0.00      $0.00        $0.00      $0.00
                                 ---------------------------------------------------------------------------------------------------

      Leasing Commissions
                                 ---------------------------------------------------------------------------------------------------
      Tenant Improvements
                                 ---------------------------------------------------------------------------------------------------
      Replacement Reserve
                                 ---------------------------------------------------------------------------------------------------
  TOTAL CAPITAL ITEMS                $0.00         $0.00      $0.00        $0.00      $0.00                   $0.00
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
   N.O.I. AFTER CAPITAL ITEMS        $0.00         $0.00      $0.00        $0.00      $0.00
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
DEBT SERVICE (PER SERVICER)          $0.00         $0.00      $0.00        $0.00      $0.00
                                 ---------------------------------------------------------------------------------------------------
CASH FLOW AFTER DEBT SERVICES        $0.00         $0.00      $0.00        $0.00      $0.00
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
(1) DSCR: (NOI/DEBT SERVICE)
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
DSCR: (AFTER RESERVES\CAP EXP.)
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                     G-6-2

                                 ---------------------------------------------------------------------------------------------------
DSCR: (AFTER RESERVES\CAP EXP.)
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
   SOURCE OF FINANCIAL DATA:
                                 ---------------------------------------------------------------------------------------------------


(ie. operating statements, financial statements, tax return, other)

--------------------------------------------------------------------------------

NOTES AND  ASSUMPTIONS:

The years shown above will roll always showing a three year history.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Rental Income need to be broken down whenever possible differently for each property type as follows: Retail: 1)Base Rent 2)Percentage rents on cashflow
Hotel: 1)Room Revenue 2)Food/Beverage Nursing Home: 1)Private 2)Medicaid
3)Medicare

INCOME: COMMENT

EXPENSE: COMMENT

CAPITAL ITEMS: COMMENT

(1) Used in the Comparative Financial Status Report


                                     G-6-3

                                   EXHIBIT G-7

                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT






                                     G-7-1


                                                                          Original Underwriting Information


                                                                           Basis Year

Prospectus    City   Stat     Last       Scheduled     Paid     Annual     Financial    %       Total      $
   ID                 e     Property       Loan        Thru      Debt     Info as of   Occ     Revenue    NOI    DSC
                             Inspect      Balance      Date     Service      Date                                 R
                              Date

                             yy/mm                                         yy/mm

List all loans currently in deal with or with out information largest to smallest loan

Total:                                   $                     $                        WA     $          $        WA



                                                                          RECEIVED
FINANCIAL INFORMATION:                                                      LOANS
                                                                                               BALANCE

                                                                              #          %        $       %

CURRENT FULL YEAR:
CURRENT FULL YR. RECEIVED WITH DSC
<1:
PRIOR FULL YEAR:
PRIOR FULL YR. RECEIVED WITH
DSC <1:
QUARTERLY FINANCIALS:

------------------------------------------------------------------------------------------------------------------------------------




             2nd Preceding Annual Operating             Preceding  Annual Operating
             Information                                Information

             as of _______                Normalized    as of _______                 Normalized

             Financial     %     Total      $           Financial     %     Total      $
             Info as of   Occ   Revenue    NOI    DSC   Info as of   Occ   Revenue    NOI    DSC
               Date                                R      Date                                R



              yy/mm                                     yy/mm

List all loans currently in deal with or with out information largest to smallest loan

Total:                    WA     $       $         WA                WA     $       $         WA








                                           REQUIRED
FINANCIAL INFORMATION:                        LOANS              BALANCE

                                               #        %        $            %

CURRENT FULL YEAR:
CURRENT FULL YR. RECEIVED WITH DSC
<1:
PRIOR FULL YEAR:
PRIOR FULL YR. RECEIVED WITH
DSC <1:
QUARTERLY FINANCIALS:



                                                        YTD  or Trailing Financial Information          Net Change

                                                                     Month Reported     "Actual         Preceding & Basis
                                                                                           "
                                                        FS Start     FS End      Total     $      %      %        %
                                                         Date         Date     Revenue    NOI    DSC    Occ    Total Rev      DSC

                                                        yy/mm        yy/mm

List all loans currently in deal with or with out information largest to smallest loan

Total:                                                               WA       $          $       WA     WA      $            WA

CURRENT FULL YEAR:
CURRENT FULL YR. RECEIVED WITH DSC
<1:
PRIOR FULL YEAR:
PRIOR FULL YR. RECEIVED WITH
DSC <1:
QUARTERLY FINANCIALS:

-----------------------------------------------------------------------------------------------------------------------------------



(1) DSC calculated using NOI / Debt
Service
(2) Net change should compare the latest year to the underwriting year
                                     G-7-2

                                   EXHIBIT G-8

                                FORM OF WATCHLIST


                                     G-8-1


------------------------------------------------------------------------------------------------------------------------------------
     S4          S55            S61      S57   S58       P7       P8      P11      P54
------------------------------------------------------------------------------------------------------------------------------------
PROSPECTUS ID  SHORT NAME  PROPERTY TYPE CITY STATE  SCHEDULED    PAID  MATURITY   LTM*       COMMENT / REASON ON WATCH LIST
                 (WHEN                              LOAN BALANCE  THRU    DATE     DSCR
              APPROPRIATE)                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
List all loans on watch list and reason sorted in decending balance order.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:                                             $
------------------------------------------------------------------------------------------------------------------------------------
*LTM - Last 12 months either trailing or last annual
------------------------------------------------------------------------------------------------------------------------------------


                                     G-8-2

                                   EXHIBIT G-9

                        FORM OF NOI ADJUSTMENT WORKSHEET



                                      G-9-1

 PROPERTY OVERVIEW
      Control Number                 --------

      Current Balance/Paid to Date   -------------------

      Property Name                  ---------------------------------------------------------------

      Property Type                  ---------------------------------------------------------------

      Property Address, City, State  ---------------------------------------------------------------

      Net Rentable Square Feet       --------

      Year Built/Year Renovated      -------------------

      Year of Operations             BORROWER ADJUSTMENT NORMALIZED
                                     ------------------------------

      Occupancy Rate*                ------------------------------

      Average Rental Rate            ------------------------------

                                     * OCCUPANCY RATES ARE YEAR END OR THE ENDING DATE OF THE FINANCIAL STATEMENT FOR THE PERIOD.

  INCOME:

      Number of Mos. Annualized     "YEAR"
                                     ----------------------------------------------------
      Period Ended                   BORROWER           ADJUSTMENT             NORMALIZED
                                     ----------------------------------------------------
      Statement Classification        ACTUAL
                                     ----------------------------------------------------

      Rental Income (Category 1)     ----------------------------------------------------

      Rental Income (Category 2)     ----------------------------------------------------

      Rental Income (Category 3)     ----------------------------------------------------

      Pass Throughs/Escalations      ----------------------------------------------------

      Other Income                   ----------------------------------------------------


                                     ----------------------------------------------------
   EFFECTIVE GROSS INCOME               $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------
                                     Normalized - Full year Financial statements that have been reviewed by the underwriter or
                                     Servicer

  OPERATING EXPENSES:
                                     ----------------------------------------------------

      Real Estate Taxes              ----------------------------------------------------

      Property Insurance             ----------------------------------------------------

      Utilities                      ----------------------------------------------------

      Repairs and Maintenance        ----------------------------------------------------

      Management Fees                ----------------------------------------------------

      Payroll & Benefits Expense     ----------------------------------------------------

      Advertising & Marketing        ----------------------------------------------------

      Professional Fees              ----------------------------------------------------

      Other Expenses                 ----------------------------------------------------

      Ground Rent                    ----------------------------------------------------

   TOTAL OPERATING EXPENSES             $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------

                                     ----------------------------------------------------
   OPERATING EXPENSE RATIO
                                     ----------------------------------------------------

                                     ----------------------------------------------------
   NET OPERATING INCOME                 $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------

                                     ----------------------------------------------------

      Leasing Commissions            ----------------------------------------------------

      Tenant Improvements            ----------------------------------------------------

      Replacement Reserve            ----------------------------------------------------

   TOTAL CAPITAL ITEMS                  $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------

   N.O.I. After Capital Items           $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------

                                     ----------------------------------------------------

DEBT SERVICE (PER SERVICER)             $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------

CASH FLOW AFTER DEBT SERVICE            $0.00                 $0.00                 $0.00
                                     ----------------------------------------------------


                                     ----------------------------------------------------
(1)DSCR: (NOI/DEBT SERVICE)
                                     ----------------------------------------------------

DSCR: (AFTER RESERVES\CAP EXP.)
                                     ----------------------------------------------------

   SOURCE OF FINANCIAL DATA:
                                     ----------------------------------------------------
                                     (ie. operating statements, financial statements, tax return, other)


                                     G-9-2

NOTES AND  ASSUMPTIONS:

------------------------------------------------------------------------------
This report should be completed by the Servicer for any "Normalization" of the Borrowers numbers.

The "Normalized" column is used in the Operating Statement Analysis Report.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

INCOME: COMMENTS

EXPENSE: COMMENTS

CAPITAL ITEMS: COMMENTS

(1) Used in the Comparative Financial Status Report




                                     G-9-3

                                   EXHIBIT H-1

                         CSSA SET-UP DATA RECORD LAYOUT




                                     H-1-4

                             CSSA "LOAN SETUP" FILE

                              (DATA RECORD LAYOUT)


                  SPECIFICATION                                                 DESCRIPTION/COMMENTS
--------------------------------------------------   ----------------------------------------------------------------------------

Acceptable Media Types                               Magnetic Tape, Diskette, Electronic Transfer
Character Set                                        ASCII
Field Delineation                                    Comma
Density (Bytes-Per-Inch)                             1600 or 6250
Magnetic Tape Label                                  None (unlabeled)
Magnetic Tape Blocking Factor                        10285 (17 records per block)
Physical Media Label                                 Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch);
                                                       Blocking Factor; Record Length
Return Address Label                                 Required for return of physical media (magnetic tape or diskette)



                                                       FIELD                          FORMAT
                    FIELD NAME                         NUMBER       TYPE             EXAMPLE
--------------------------------------------------   ---------- --------------------------------------

Transaction Id                                           1           AN              XXX97001
Group Id                                                 2           AN              XXX9701A
Loan Id                                                  3           AN           00000000012345
Offering Document Loan Id                                4           AN                123
Original Note Amount                                     5        Numeric           1000000.00
Original Term Of Loan                                    6        Numeric              240
Original Amortization Term                               7        Numeric              360
Original Note Rate                                       8        Numeric             0.095
Original Payment Rate                                    9        Numeric             0.095
First Loan Payment Due Date                              10          AN              YYYYMMDD
Grace Days Allowed                                       11       Numeric               10
Interest Only (Y/N)                                      12          AN                 Y
Balloon (Y/N)                                            13          AN                 Y
Interest Rate Type                                       14       Numeric               1
Interest Accrual Method Code                             15       Numeric               1
Interest in Arrears (Y/N)                                16          AN                 Y
Payment Type Code                                        17       Numeric               1
Prepayment Lock-out End Date                             18          AN              YYYYMMDD
Yield Maintenance End Date                               19          AN              YYYYMMDD
Prepayment Premium End Date                              20          AN              YYYYMMDD


                    FIELD NAME                             DESCRIPTION/COMMENTS
------------------------------------------------  ----------------------------------------------------------------------------------
Transaction Id                                    Unique Issue Identification Mnemonic
Group Id                                          Unique Indentification Number Assigned To Each Loan Group Within An Issue
Loan Id                                           Unique Indentification Number Assigned To Each Collateral Item In A Pool
Offering Document Loan Id                         Unique Indentification Number Assigned To Each Collateral Item In The Prospectus
Original Note Amount                              The Mortgage Loan Balance At Inception Of The Note
Original Term Of Loan                             Original Number Of Months Until Maturity Of Loan
Original Amortization Term                        Original Number Of Months Loan Amortized Over
Original Note Rate                                The Note Rate At Inception Of The Note
Original Payment Rate                             Original Rate Payment Calculated On
First Loan Payment Due Date                       First Payment Date On The Mortgage Loan
Grace Days Allowed                                Number Of Days From Due Date Borrower Is Permitted To Remit Payment
Interest Only (Y/N)                               Y=Yes,  N=No
Balloon (Y/N)                                     Y=Yes,  N=No
Interest Rate Type                                1=Fixed, 2=Arm, 3=Step, 9=Other
Interest Accrual Method Code                      1=30/360, 2=Actual/365, 3=Actual/360, 4=Actual/Actual, 5=Actual/366, 6=Simple,
                                                    7=78'S
Interest in Arrears (Y/N)                         Y=Yes,  N=No
Payment Type Code                                 See Payment Type Code Legend
Prepayment Lock-out End Date                      Date After Which Loan Can Be Prepaid
Yield Maintenance End Date                        Date After Which Loan Can Be Prepaid Without Yield Maintenance
Prepayment Premium End Date                       Date After Which Loan Can Be Prepaid Without Penalty


                                     H-1-5

                             CSSA "LOAN SETUP" FILE
                              (DATA RECORD LAYOUT)


                                                       FIELD                          FORMAT
                    FIELD NAME                         NUMBER       TYPE             EXAMPLE

--------------------------------------------------   ---------- ------------------------------

Prepayment Terms Description                             21          AN                Text
ARM Index Code                                           22          AN                 A
First Rate Adjustment Date                               23          AN              YYYYMMDD
First Payment Adjustment Date                            24          AN              YYYYMMDD
ARM Margin                                               25       Numeric             0.025
Lifetime Rate Cap                                        26       Numeric              0.15
Lifetime Rate Floor                                      27       Numeric              0.05
Periodic Rate Increase Limit                             28       Numeric              0.02
Periodic Rate Decrease Limit                             29       Numeric              0.02
Periodic Pay Adjustment Max-%                            30       Numeric              0.03
Periodic Pay Adjustment Max-$                            31       Numeric            5000.00
Payment Frequency                                        32       Numeric               1
Rate Reset Frequency In Months                           33       Numeric               1
Pay Reset Frequency In Months                            34       Numeric               1
Rounding Code                                            35       Numeric               1
Rounding Increment                                       36       Numeric            0.00125
Index Look Back In Days                                  37       Numeric               45
Negative Amortization Allowed (Y/N)                      38          AN                 Y
Max Neg Allowed (% Of Orig Bal)                          39       Numeric             0.075
Maximum Negate Allowed ($)                               40       Numeric            25000.00
Remaining Term At Securitization                         41       Numeric              240
Remaining Amor-Tm At Securitiz'n                         42       Numeric              360
Maturity Date At Securitization                          43          AN              YYYYMMDD
Sched Prin Bal At Securitization                         44       Numeric           1000000.00
Note Rate At Securitization                              45       Numeric             0.095
Servicer And Trustee Fee Rate                            46       Numeric            0.00025
Fee Rate / Strip Rate 1                                  47       Numeric            0.00001
Fee Rate / Strip Rate 2                                  48       Numeric            0.00001
Fee Rate / Strip Rate 3                                  49       Numeric            0.00001
Fee Rate / Strip Rate 4                                  50       Numeric            0.00001
Fee Rate / Strip Rate 5                                  51       Numeric            0.00001
Net Rate At Securitization                               52       Numeric             0.0947
Periodic P&I Payment At Securitiz'n                      53       Numeric            3000.00
--------------------------------------------------   ---------- ------------------------------




                    FIELD NAME                                                    DESCRIPTION/COMMENTS

--------------------------------------------------   ------------------------------------------------------------------------------

Prepayment Terms Description                         Description Of Prepayment Terms (Not To Exceed 50 Characters)
ARM Index Code                                       See Arm Index Code Legend
First Rate Adjustment Date                           Date Note Rate Originally Changed
First Payment Adjustment Date                        Date Payment Originally Changed
ARM Margin                                           Rate Added To Index Used In The Determination Of The Gross Interest Rate
Lifetime Rate Cap                                    Maximum Rate That The Borrower Must Pay On An Arm Loan Per The Loan Agreement
Lifetime Rate Floor                                  Minimum Rate That The Borrower Must Pay On An Arm Loan Per The Loan Agreement
Periodic Rate Increase Limit                         Maximum Periodic Increase To The Note Rate Allowed Per The Loan Agreement
Periodic Rate Decrease Limit                         Minimum Periodic Increase To The Note Rate Allowed Per The Loan Agreement
Periodic Pay Adjustment Max-%                        Maximum Periodic % Increase To The Borrowers P&I Payment Allowed Per The Loan
                                                        Agreement
Periodic Pay Adjustment Max-$                        Maximum Periodic Dollar Increase To The Borrowers P&I Payment Allowed Per The
                                                        Loan Agreement
Payment Frequency                                    1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually...
Rate Reset Frequency In Months                       1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually...
Pay Reset Frequency In Months                        1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually...
Rounding Code                                        Rounding Method For Sum Of Index Plus Margin (See Rounding Code Legend)
Rounding Increment                                   Used In Conjunction With Rounding Code
Index Look Back In Days                              Use Index In Effect X Days Prior To Adjustment Date
Negative Amortization Allowed (Y/N)                  Y=Yes,  N=No
Max Neg Allowed (% Of Orig Bal)                      Maximum Lifetime Percentage Increase To The Original Balance Allowed Per The
                                                        Loan Agreement
Maximum Negate Allowed ($)                           Maximum Lifetime Dollar Increase To The Original Balance Allowed Per The Loan
                                                        Agreement
Remaining Term At Securitization                     Remaining Number Of Months Until Maturity Of Loan At Cutoff
Remaining Amor-Tm At Securitiz'n                     Remaining Number Of Months Loan Amortized Over At Cutoff
Maturity Date At Securitization                      The Scheduled Maturity Date Of The Mortgage Loan At Securitization
Sched Prin Bal At Securitization                     The Scheduled Principal Balance Of The Mortgage Loan At Securitization
Note Rate At Securitization                          Cutoff Annualized Gross Interest Rate Applicable To The Calculation Of
                                                        Scheduled Interest
Servicer And Trustee Fee Rate                        Cutoff Annualized Fee Paid To The Servicer And Trustee
Fee Rate / Strip Rate 1                              Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine Net
                                                        Pass-Through Rate
Fee Rate / Strip Rate 2                              Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine Net
                                                        Pass-Through Rate
Fee Rate / Strip Rate 3                              Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine Net
                                                        Pass-Through Rate
Fee Rate / Strip Rate 4                              Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine Net
                                                        Pass-Through Rate
Fee Rate / Strip Rate 5                              Cutoff Annualized Fee/Strip Netted Against Current Note Rate To Determine Net
                                                        Pass-Through Rate
Net Rate At Securitization                           Cutoff Annualized Interest Rate Applicable To The Calculation Of Remittance
                                                        Interest
Periodic P&I Payment At Securitiz'n                  The Periodic Scheduled Principal & Interest Payment




                                     H-1-6

                             CSSA "LOAN SETUP" FILE
                              (DATA RECORD LAYOUT)


                                                       FIELD                          FORMAT
                    FIELD NAME                         NUMBER       TYPE             EXAMPLE

--------------------------------------------------   ---------- --------------------------------------

# Of Properties                                          54       Numeric               13
Property Name                                            55          AN                Text
Property Address                                         56          AN                Text
Property City                                            57          AN                Text
Property State                                           58          AN                Text
Property Zip Code                                        59          AN                Text
Property County                                          60          AN                Text
Property Type Code                                       61          AN                 MF
Net Square Feet At Securitization                        62       Numeric             25000
# Of Units/Beds/Rms At Securitiz'n                       63       Numeric               75
Year Built                                               64          AN                1990
NOI At Securitization                                    65       Numeric           100000.00
DSCR At Securitization                                   66       Numeric              2.11
Appraisal Value At Securitization                        67       Numeric           1000000.00
Appraisal Date At Securitization                         68          AN              YYYYMMDD
Physical Occupancy At Securitization                     69       Numeric              0.88
Revenue At Securitization                                70       Numeric           100000.00
Operating Expenses At Securitization                     71       Numeric           100000.00
Securitization Financials As Of Date                     72          AN              YYYYMMDD
Recourse (Y/N)                                           73          AN                 Y
Ground Lease (Y/N)                                       74          AN                 Y
Cross-Collateralized Loan Grouping                       75       Numeric              9(3)
Collection Of Escrows (Y/N)                              76          AN                 Y
Collection Of Other Reserves (Y/N)                       77          AN                 Y
Lien Position At Securitization                          78       Numeric               1


                    FIELD NAME                                                   DESCRIPTION/COMMENTS

--------------------------------------------------  ------------------------------------------------------------------------------

# Of Properties                                     The Number Of Properties Underlying The Mortgage Loan
Property Name                                       If Number Of Properties Is Greater Than 1 Then "Various"
Property Address                                    If Number Of Properties Is Greater Than 1 Then "Various"
Property City                                       If Number Of Properties Is Greater Than 1 Then "Various"
Property State                                      If Number Of Properties Is Greater Than 1 Then "Various"
Property Zip Code                                   If Number Of Properties Is Greater Than 1 Then "Various"
Property County                                     If Number Of Properties Is Greater Than 1 Then "Various"
Property Type Code                                  If Number Of Properties Is Greater Than 1 Then "Various" (See Property Type
                                                      Code Legend)
Net Square Feet At Securitization                   If Number Of Properties Is Greater Than 1 Then "000000"
# Of Units/Beds/Rms At Securitiz'n                  If Number Of Properties Is Greater Than 1 Then "000000"
Year Built                                          If Number Of Properties Is Greater Than 1 Then "000000"
NOI At Securitization                               Net Operating Income At Securitization
DSCR At Securitization                              DSCR At Securitization
Appraisal Value At Securitization                   Appraisal Value At Securitization
Appraisal Date At Securitization                    Appraisal Date At Securitization
Physical Occupancy At Securitization                Physical Occupancy At Securitization
Revenue At Securitization                           Revenue At Securitization
Operating Expenses At Securitization                Expenses At Securitization
Securitization Financials As Of Date                Securitization Financials As Of Date
Recourse (Y/N)                                      Y=Yes,  N=No
Ground Lease (Y/N)                                  Y=Yes,  N=No
Cross-Collateralized Loan Grouping                  All Loans With The Same Numeric Value Are Crossed
Collection Of Escrows (Y/N)                         Y=Yes,  N=No
Collection Of Other Reserves (Y/N)                  Y=Yes,  N=No
Lien Position At Securitization                     1=First, 2=Second...




                                     H-1-7

                             CSSA "LOAN SETUP" FILE

                              (DATA RECORD LAYOUT)


                  PAYMENT TYPE CODE                                                     ARM INDEX CODE
                        LEGEND                                                              LEGEND

------------------------------------------------------   -------------------------------------------------------------------------

     1             Fully Amortizing                                 A            11 FHLB COFI (1 Month)
     2             Amortizing Balloon                               B            11 FHLB COFI (6 Month)
     3             Interest Only / Balloon                          C            1 Year CMT Weekly Average Treasury
     4             Interest Only / Amortizing                       D            3 Year CMT Weekly Average Treasury
     5             Interest Only / Amortizing / Balloon             E            5 Year CMT Weekly Average Treasury
     6             Principal Only                                   F            Wall Street Journal Prime Rate
     9             Other                                            G            1 Month LIBOR
                                                                    H            3 Month LIBOR
                                                                    I            6 Month LIBOR
                                                                    J            National Mortgage Index Rate
                                                                                 All Others Use Short Text Description



                      ROUNDING CODE
                          LEGEND

  ------------------------------------------------------
        1         Unrounded
        2         Nearest Percentage Increment
        3         Up To Nearest Percentage Increment
        4         Down To Nearest Percentage Increment



                             PROPERTY TYPES CODE
                                   LEGEND

-----------------------------------------------------------------------------

          MF            Multifamily
          RT            Retail
          HC            Health Care
          IN            Industrial
          WH            Warehouse
          MH            Mobile Home Park
          OF            Office
          MU            Mixed Use
          LO            Lodging
          SS            Self Storage
          OT            Other
----------------------- -----------------------------------------------------


                                     H-1-8

                                   EXHIBIT H-2

                        CSSA PERIODIC DATA RECORD LAYOUT




                                     H-2-1

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)



-------------------------------------------   --------------------------------------------------------------------------------------
               Specification                                             DESCRIPTION/COMMENTS
-------------------------------------------   --------------------------------------------------------------------------------------
Acceptable Media Types                        Magnetic Tape, Diskette, Electronic Transfer

Character Set                                 ASCII

Field Delineation                             Comma

Density (Bytes-Per-Inch)                      1600 or 6250

Magnetic Tape Label                           None (unlabeled)

Magnetic Tape Blocking Factor                 10285 (17 records per block)

Physical Media Label                          Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking
                                              Factor; Record Length

Return Address Label                          Required for return of physical media (magnetic tape or diskette)
-------------------------------------------   --------------------------------------------------------------------------------------



-----------------------------------------   -----------------------------------  ---------------------------------------------------
                                              FIELD                  Format
                Field Name                   NUMBER     Type         Example                       Description/Comments
-----------------------------------------   -----------------------------------  ---------------------------------------------------
-----------------------------------------   -----------------------------------  ---------------------------------------------------
Transaction Id                                  1        AN         XXX97001     Unique Issue Identification Mnemonic

Group Id                                        2        AN         XXX9701A     Unique Identification Number Assigned To Each Loan
                                                                                 Group Within An Issue

Loan Id                                         3        AN      00000000012345  Unique Identification Number Assigned To Each
                                                                                 Collateral Item In A Pool

Prospectus Id                                   4        AN            123       Unique Identification Number Assigned To Each
                                                                                 Collateral Item In The Prospectus

Distribution Date                               5        AN         YYYYMMDD     Date Payments Made To Certificateholders

Current Beginning Sched Balance                 6     Numeric       100000.00    Outstanding Scheduled Principal Balance At The
                                                                                 Beginning Of The Current Period

Current Ending Scheduled  Balance               7     Numeric       100000.00    Outstanding Scheduled Principal Balance At The End
                                                                                 Of The Current Period

Paid To Date                                    8        AN         YYYYMMDD     Due Date Of The Last Interest Payment Received

Current Index Rate                              9     Numeric         0.09       Index Rate Used In The Determination Of The Current
                                                                                 Period Gross Interest Rate

Current Note Rate                              10     Numeric         0.09       Annualized Gross Rate Applicable To Calculate The
                                                                                 Current Period Scheduled Interest

Maturity Date                                  11        AN         YYYYMMDD     Date Collateral Is Scheduled To Make Its Final
                                                                                 Payment

Servicer and Trustee Fee Rate                  12     Numeric        0.00025     Annualized Fee Paid To The Servicer And Trustee

Fee Rate/Strip Rate 1                          13     Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note
                                                                                 Rate = Net Pass-Through Rate

Fee Rate/Strip Rate 2                          14     Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note
                                                                                 Rate = Net Pass-Through Rate

Fee Rate/Strip Rate 3                          15     Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note
                                                                                 Rate = Net Pass-Through Rate

Fee Rate/Strip Rate 4                          16     Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note
                                                                                 Rate = Net Pass-Through Rate

Fee Rate/Strip Rate 5                          17     Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note
                                                                                 Rate = Net Pass-Through Rate

Net Pass-Through Rate                          18     Numeric        0.0897      Annualized Interest Rate Applicable To Calculate
                                                                                 The Current Period Remittance Int.

Next Index Rate                                19     Numeric         0.09       Index Rate Used In The Determination Of The Next
                                                                                 Period Gross Interest Rate

Next Note Rate                                 20     Numeric         0.09       Annualized Gross Interest Rate Applicable To Calc
                                                                                 Of The Next Period Sch. Interest

Next Rate Adjustment Date                      21        AN         YYYYMMDD     Date Note Rate Is Next Scheduled To Change

Next Payment Adjustment Date                   22        AN         YYYYMMDD     Date Scheduled P&I Amount Is Next Scheduled To
                                                                                 Change
-----------------------------------------   -----------------------------------  ---------------------------------------------------


                                     H-2-2

                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)

-----------------------------------------   -----------------------------------  ---------------------------------------------------
                                              FIELD                  Format
                Field Name                   NUMBER     Type         Example                       Description/Comments
-----------------------------------------   -----------------------------------  ---------------------------------------------------
-----------------------------------------   -----------------------------------  ---------------------------------------------------
Scheduled Interest Amount                      23     Numeric        1000.00         Scheduled Gross Interest Payment Due For The
                                                                                     Current Period

Scheduled Principal Amount                     24     Numeric        1000.00         Scheduled Principal Payment Due For The Current
                                                                                     Period

Total Scheduled P&I Due                        25     Numeric        1000.00         Scheduled Principal And Interest Payment Due
                                                                                     For The Current Period

Neg am/Deferred Interest Amount                26     Numeric        1000.00         Negative Amortization/Deferred Interest Amount
                                                                                     Due For The Current Period

Unscheduled Principal Collections              27     Numeric        1000.00         Unscheduled Payments Of Principal Received
                                                                                     During The Related Collection Period

Other Principal Adjustments                    28     Numeric        1000.00         Unscheduled Principal Adjustments For The
                                                                                     Related Collection Period

Liquidation/Prepayment Date                    29        AN         YYYYMMDD         Date Unscheduled Payment Of Principal Received

Prepayment Penalty/Yld Maint Rec'd             30     Numeric        1000.00         Additional Payment Req'd From Borrower Due To
                                                                                     Prepayment Of Loan Prior To Maturity

Prepayment Interest Excess (Shortfall)         31     Numeric        1000.00         Scheduled Gross Interest Applicable To The
                                                                                     Prepayment Amount

Liquidation/Prepayment Code                    32     Numeric           1            See Liquidation/Prepayment Codes Legend

Most Recent ASER $                             33     Numeric        1000.00         Excess Of The Principal Balance Over The
                                                                                     Defined Appraisal Percentage

Most Recent ASER Date                          34        AN         YYYYMMDD         Date ASER  Amount Applied To Loan

Cumulative ASER $                              35     Numeric        1000.00         Cumulative ASER Amount

Actual Balance                                 36     Numeric       100000.00        Outstanding Actual Principal Balance At The End
                                                                                     Of The Current Period

Total P&I Advance Outstanding                  37     Numeric        1000.00         Outstanding P&I Advances At The End Of The
                                                                                     Current Period

Total T&I Advance Outstanding                  38     Numeric        1000.00         Outstanding Taxes & Insurance Advances At The
                                                                                     End Of The Current Period

Other Expense Advance Outstanding              39     Numeric        1000.00         Other Outstanding Advances At The End Of The
                                                                                     Current Period

Status of Loan                                 40        AN             1            See Status Of Loan Legend

In Bankruptcy                                  41        AN             Y            Bankruptcy Status Of Loan (If In Bankruptcy
                                                                                     "Y", Else "N")

Foreclosure Date                               42        AN         YYYYMMDD         Date Of Foreclosure

REO Date                                       43        AN         YYYYMMDD         Date Of REO

Bankruptcy Date                                44        AN         YYYYMMDD         Date Of Bankruptcy

Net Proceeds Received on Liquidation           45     Numeric       100000.00        Net Proceeds Rec'd On Liquidation To Be
                                                                                     Remitted To The Tr Per The Tr Doc'n

Liquidation Expense                            46     Numeric       100000.00        Expenses Associated With The Liq'n To Be
                                                                                     Netted From The Tr Per The Tr Doc'n

Realized Loss to Trust                         47     Numeric       10000.00         Liquidation Balance Less Net Liquidation
                                                                                     Proceeds Received

Date of Last Modification                      48        AN         YYYYMMDD         Date Loan Was Modified

Modification Code                              49     Numeric           1            See Modification Codes Legend

Modified Note Rate                             50     Numeric         0.09           Note Rate Loan Modified To

Modified Payment Rate                          51     Numeric         0.09           Payment Rate Loan Modified To

Preceding Fiscal Year Revenue                  52     Numeric        1000.00         Preceding Fiscal Year Revenue

Preceding Fiscal Year Expenses                 53     Numeric        1000.00         Preceding Fiscal Year Expenses

Preceding Fiscal Year NOI                      54     Numeric        1000.00         Preceding Fiscal Year Net Op Income

Preceding Fiscal Year Debt Svc Amt.            55     Numeric        1000.00         Preceding Fiscal Year Debt Svc Amount

Preceding Fiscal Year DSCR                     56     Numeric         2.55           Preceding Fiscal Yr Debt Svc Cvrge Ratio
----------------------------------------   --------------------------------------   ------------------------------------------------


                                     H-2-3

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)



-----------------------------------------   -----------------------------------  ---------------------------------------------------
                                              FIELD                  Format
                Field Name                   NUMBER     Type         Example                       Description/Comments
-----------------------------------------   -----------------------------------  ---------------------------------------------------
-----------------------------------------   -----------------------------------  ---------------------------------------------------
Preceding Fiscal Yr Physical Occ'y             57     Numeric         0.85           Preceding Fiscal Year Physical Occupancy

Preceding FY Financial As of Date              58        AN         YYYYMMDD         Preceding Fiscal Year Financial As Of Date

Second Preceding FY Revenue                    59     Numeric        1000.00         Second Preceding Fiscal Year Revenue

Second Preceding FY Expenses                   60     Numeric        1000.00         Second Preceding Fiscal Year Expenses

Second Preceding FY NOI                        61     Numeric        1000.00         Second Preceding Fiscal Year Net Operating
                                                                                     Income

Second Preceding FY Debt Service               62     Numeric        1000.00         Second Preceding Fiscal Year Debt Service

Second Preceding FY DSCR                       63     Numeric         2.55           Second Preceding Fiscal Year Debt Svc Cvrge
                                                                                     Ratio

Sec Preceding FY Physical Occ'y                64     Numeric         0.85           Second Preceding Fiscal Year Physical Occupancy

Sec Preceding FY Fin'l As of Date              65        AN         YYYYMMDD         Second Preceding Fiscal Year Financial As Of
                                                                                     Date

Most Recent Fiscal YTD Revenue                 66     Numeric        1000.00         Most Recent Fiscal Year To Date Revenue

Most Recent Fiscal YTD Expenses                67     Numeric        1000.00         Most Recent Fiscal Year To Date Expenses

Most Recent Fiscal YTD NOI                     68     Numeric        1000.00         Most Recent Fiscal Year To Date Net Operating
                                                                                     Income

Most Recent Fiscal YTD Debt Service            69     Numeric        1000.00         Most Recent Fiscal Year To Date Debt Service

Most Recent Fiscal YTD DSCR                    70     Numeric         2.55           Most Recent Fiscal Year To Date Debt Service
                                                                                     Coverage Ratio

Most Recent Fiscal YTD Phys. Occ.              71     Numeric         0.85           Most Recent Fiscal Year To Date Physical
                                                                                     Occupancy

Most Recent Fiscal YTD Start Date              72        AN         YYYYMMDD         Most Recent Fiscal Year To Date Start Date

Most Recent Fiscal YTD End Date                73        AN         YYYYMMDD         Most Recent Fiscal Year To Date End Date

Most Recent Appraisal Date                     74        AN         YYYYMMDD         The Date Of The Latest Available Appraisal
                                                                                     For The Property

Most Recent Appraisal Value                    75     Numeric       100000.00        The Latest  Available Appraisal Value For The
                                                                                     Property

Workout Strategy Code                          76     Numeric           1            See Workout Strategy Codes Legend

Most Recent Spec Svc Transfer Date             77        AN         YYYYMMDD         Date Transferred To The Special Servicer

Most Recent Master Svc Return Date             78        AN         YYYYMMDD         Date Returned To The Master Servicer

Date Asset Expected to Be Resolved             79        AN         YYYYMMDD         Date Asset Is Expected To Be Resolved

Year Last Renovated                            80        AN           1997           Year Property Last Renovated
-----------------------------------------   --------------------------------------   -----------------------------------------------

NEW FIELDS ADDED:
-----------------------------------------   --------------------------------------   -----------------------------------------------
Cap Rate Assigned                              81     Numeric          10            Cap Rate Assigned

FCL Sale Date (Expected or Actual)             82        AN         YYYYMMDD         FCL Sale Date Expected or Actual
-----------------------------------------   --------------------------------------   -----------------------------------------------


                                     H-2-4

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "Loan Periodic" Update File
                              (Data Record Layout)


----------------------------------------  ----------------------------------------------------------    ----------------------------
       LIQUIDATION/PREPAYMENT CODE                          STATUS OF MORTGAGE LOAN                           MODIFICATION CODE
                 Legend                                             LEGEND                                         LEGEND
----------------------------------------  ----------------------------------------------------------    ----------------------------
    1    Partial Liq'n (Curtailment)      A   Payment Not Received But Still In Grace Period            1  Maturity Date Extension
    2    Payoff Prior To Maturity         B   Late Payment But Less Than 1 Month Delinquent             2  Amortization Change
    3    Disposition                      0   Current                                                   3  Principal Write-Off
    4    Repurchase                       1   One Month Delinquent                                      4  Combination
    5    Full Payoff At Maturity          2   Two Months Delinquent                                     ----------------------------
    6    DPO                              3   Three Or More Months Delinquent
    7    Liquidation                      4   Assumed Sched Payment (Performing Matured Ball'n)
                                          7   Foreclosure
----------------------------------------  9   REO
                                          ----------------------------------------------------------


                                         -----------------------------------------------------------
                                                              WORKOUT STRATEGY CODE
                                                                     LEGEND
                                          ----------------------------------------------------------
                                          1   Modification
                                          2   Foreclosure
                                          3   Bankruptcy
                                          4   Extension
                                          5   Note Sale
                                          6   DPO
                                          7   REO
                                          8   Resolved
                                          9   Pending Return to Master Servicer
                                          10  Deed In Lieu Of Foreclosure
                                          ----------------------------------------------------------


                                     H-2-5

                                   EXHIBIT H-3

                             CSSA PROPERTY DATA FILE











                                     H-3-1

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

                                       Field                Format
            Field Name                 Number     Type      Example                      Description/Comments
----------------------------------    --------------------------------     ---------------------------------------------------------
Transaction ID                            1        AN      XXX97001
Loan ID                                   2        AN      XXX9701A
Prospectus Loan ID                        3        AN   00000000012345     From Offering Document
Property ID                               4        AN      1001-001        Should contain Prospectus ID and propety identifier,
                                                                           e.g., 1001-001, 1000-002
Distribution Date                         5        AN      YYYYMMDD
Cross-Collateralized Loan Grouping        6     Numeric      9(3)          All Loans With The Same Numeric Value Are Crossed
Property Name                             7        AN        Text
Property Address                          8        AN        Text
Property City                             9        AN        Text

Property State                           10        AN         FL

Property Zip Code                        11        AN        30303

Property County                          12        AN        Text

Property Type Code                       13        AN         MF

Year Built                               14        AN        YYYY
Year Last Renovated                      15        AN        YYYY
Net Square Feet At Securitization        16     Numeric      25000         RT, IN, WH, OF, MU, SS,OT = SF
# Of Units/Beds/Rooms At Securitization  17     Numeric       75           MF, MHP, LO, HC = Units
Property Status                          18        AN          1           1=FCL, 2=REO, 3=Defeased, 4=Partial Release, 5=Released,
                                                                           6=Same as at securitization

Allocated Percentage of Loan at
  Securitization                         19     Numeric      0.75          Issuer to allocate loan % attributable to property for
                                                                              multi-property loans
Current Allocated Percentage             20     Numeric      0.75          Calculation based on Current Allocated Loan Amount and
                                                                           Current SPB for associated loan.

Current Allocated Loan Amount            21     Numeric     5900900        Maintained by servicer.
Ground Lease (Y/S/N)                     22        AN          N           Either Y=Yes, S=Subordinate, N=No ground lease
Other Escrow / Reserve Balances          23     Numeric      25000
Most Recent Appraisal Date               24        AN      YYYYMMDD
Most Recent Appraisal Value              25     Numeric     1000000

Date Asset is Expected to Be Resolved    26        AN      YYYYMMDD        Could be different dates for different properties if
                                                                           foreclosing
Foreclosure Date                         27        AN      YYYYMMDD
----------------------------------    --------------------------------     ---------------------------------------------------------
REO Date                                 28        AN      YYYYMMDD
Occupancy %                              29     Numeric      0.75          Map to "Most Recent Fiscal YTD Phys. Occ." in CSSA

Occupancy Date                           30     Numeric    YYYYMMDD        Add a new field to the CSSA Loan file.
Date Lease Rollover Review               31        AN      YYYYMMDD        Roll over review to be completed every 12 months
% Sq. Feet expiring 1-12 months          32     Numeric      0.20
% Sq. Feet  expiring 13-24 months        33     Numeric      0.20
% Sq. Feet expiring 25-36 months         34     Numeric      0.20
% Sq. Feet  expiring 37-48 months        35     Numeric      0.20
% Sq. Feet  expiring 49-60 months        36     Numeric      0.20
Largest Tenant                           37        AN        Text          For Office, WH, Retail, Industrial *Only if disclosed in
                                                                           the offering document

                                        CSSA
            Field Name                  Loan                    Relationship to Corresponding CSSA 100.1 Field
----------------------------------    -----------     ------------------------------------------------------------------
Transaction ID                          S1,P1         Same as CSSA Loan File
Loan ID                                 S3,P3         Same as CSSA Loan File
Prospectus Loan ID                      S4,P4         Same as CSSA Loan File
Property ID

Distribution Date                        P5           Same as CSSA Loan File
Cross-Collateralized Loan Grouping       S75
Property Name                            S55          If Multi-Prop, no rollup to CSSA Loan File. Populate S55 with "Various."
Property Address                         S56          If Multi-Prop, no rollup to CSSA Loan File. Populate S56 with "Various."
Property City                            S57          If Multi-Prop, and all same then populate S57 with City, otherwise, "Various".
                                                      Missing info="incomplete"
Property State                           S58          If Multi-Prop, and all same then populate S58 with State, otherwise,
                                                      "Various". Missing info="incomplete"
Property Zip Code                        S59          If Multi-Prop, and all same then populate S59 with Zip, otherwise, "Various".
                                                      Missing info="incomplete"
Property County                          S60          If Multi-Prop, and all same then populate S60 with County, otherwise,
                                                      "Various". Missing info="incomplete"
Property Type Code                       S61          If Multi-Prop and all same then populate S61 with property type otherwise
                                                      "Various". Missing Info="incomplete"
Year Built                               S64          If Multi-Prop, and all same then populate S64 with year otherwise, "000000".
Year Last Renovated                      P80          If Multi-Prop, and all same then populate P80 with year otherwise, "000000".
Net Square Feet At Securitization        S62          Roll-up to loan file if populated. If missing one or more than populate with "00000"
# Of Units/Beds/Rooms At Securitization  S63          Roll-up to loan file if populated. If missing one or more than populate with "00000"
Property Status                                       If multi-prop and all same than populate CSSA Loan file with property, status, otherwise various.
Allocated Percentage of Loan at
  Securitization                                      No field needed in CSSA Loan file
Current Allocated Percentage                          No field needed in CSSA Loan file

Current Allocated Loan Amount            P7           Roll-up to Current Ending SPB  (P7)
Ground Lease (Y/S/N)                     S74          If any property is Y, or S then S74=Y
Other Escrow / Reserve Balances          S77          If any property populated, then S77=Y
Most Recent Appraisal Date               P74          If Multi-Prop, and all same then populate P74 with date, otherwise, "000000".
Most Recent Appraisal Value              P75          Roll-up to CSSA Loan File if populated. If missing any appraisal value, than populate P75 with "000000"
Date Asset is Expected to Be Resolved    P79          If Multi-Prop, latest date from affiliated properties for P79.

Foreclosure Date                         P42          If Multi-Prop, and all same then populate P42 with date, otherwise, "000000".
----------------------------------    -----------     ------------------------------------------------------------------------------
REO Date                                 P43          If Multi-Prop, and all same then populate P43 with date, otherwise, "000000".
Occupancy %                              P71          [Weighted Average]  For P71=Sum((Curr. Allocated % Prop A) *(Occupancy Prop A)
                                                      ...(Curr. Allocated % Prop Z) *(Occupancy Prop Z)). If missing one, then, "00000"
Occupancy Date                           P71          If Multi-Prop, and all same then populate with date, otherwise, "various+K62".
Date Lease Rollover Review                            No Roll up to the CSSA loan format.
% Sq. Feet expiring 1-12 months                       No Roll up to the CSSA loan format.
% Sq. Feet expiring 13-24 months                      No Roll up to the CSSA loan format.
% Sq. Feet expiring 25-36 months                      No Roll up to the CSSA loan format.
% Sq. Feet expiring 37-48 months                      No Roll up to the CSSA loan format.
% Sq. Feet expiring 49-60 months                      No Roll up to the CSSA loan format.
Largest Tenant                                        No Roll up to the CSSA loan format.


                                     H-3-2

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)


Square Feet of Largest Tenant            38     Numeric      15000
2nd Largest Tenant                       39        AN        Text          For Office, WH, Retail, Industrial *Only if disclosed
                                                                           in the offering document

Square Feet of 2nd Largest Tenant        40     Numeric      15000
3rd Largest Tenant                       41        AN        Text          For Office, WH, Retail, Industrial *Only if disclosed
                                                                           in the offering document

Square Feet of 3rd Largest Tenant        42     Numeric      15000
Fiscal Year End Month                    43     Numeric       12           Needed to indicate month ending for borrower's
                                                                           Fiscal Year
Securitization Financials As Of Date     44        AN      YYYYMMDD
Revenue At Securitization                45     Numeric     1000000
Operating Expenses At Securitization     46     Numeric     1000000
NOI At Securitization                    47     Numeric     1000000
DSCR At Securitization                   48     Numeric       1.5

Appraisal Value At Securitization        49     Numeric     1000000
Appraisal Date At Securitization         50        AN      YYYYMMDD
Physical Occupancy At Securitization     51     Numeric
Date of Last Inspection                  52        AN      YYYYMMDD
----------------------------------    --------------------------------     -------------------------------------------------------
Preceding FY Financial As of Date        53        AN      YYYYMMDD
Preceding Fiscal Year Revenue            54     Numeric    1,000,000
Preceding Fiscal Year Expenses           55     Numeric    1,000,000
Preceding Fiscal Year NOI                56     Numeric    1,000,000
Preceding Fiscal Year Debt Service Amt.  57     Numeric    1,000,000
Preceding Fiscal Year DSCR               58     Numeric      1.30
Preceding Fiscal Year Physical Occupancy 59     Numeric      0.90
Sec Preceding FY Financial As of Date    60        AN      YYYYMMDD
Second Preceding FY Revenue              61     Numeric    1,000,000
Second Preceding FY Expenses             62     Numeric    1,000,000
Second Preceding FY NOI                  63     Numeric    1,000,000
Second Preceding FY Debt Service         64     Numeric    1,000,000
Second Preceding FY DSCR                 65     Numeric      1.30
Sec Preceding FY Physical Occupancy      66     Numeric      0.90
----------------------------------    --------------------------------     -------------------------------------------------------


Square Feet of Largest Tenant                                 No Roll up to the CSSA loan format.
2nd Largest Tenant                                            No Roll up to the CSSA loan format.


Square Feet of 2nd Largest Tenant                             No Roll up to the CSSA loan format.
3rd Largest Tenant                                            No Roll up to the CSSA loan format.


Square Feet of 3rd Largest Tenant                             No Roll up to the CSSA loan format.
Fiscal Year End Month                                         No Roll up to the CSSA loan format.

Securitization Financials As Of Date             S72          If Multi-Prop, and all same then populate S72 with date,
                                                              otherwise, "000000".
Revenue At Securitization                        S70          Roll up to the CSSA Loan Format, if missing any properties populate S70 with "0000"
Operating Expenses At Securitization             S71          Roll up to the CSSA Loan Format, if missing any properties populate S71 with "0000"
NOI At Securitization                            S65          Roll up to the CSSA Loan Format, if missing any properties populate S85 with "0000"
DSCR At Securitization                           S66          [Weighted Average]  S66=Sum((Allocated % at Sec. Prop A)
                                                              *(DSCR Prop A)...((Allocated % at Sec. Prop Z) *(DSCR  Prop Z).
                                                              If missing one, "00000"
Appraisal Value At Securitization                S67          Roll up to the CSSA Loan Format, if missing any properties populate
                                                              S70 with "0000"
Appraisal Date At Securitization                 S68          If Multi-Prop, and all same then populate S68 with date,
                                                              otherwise, "000000".
Physical Occupancy At Securitization             S69          Weighted Average
Date of Last Inspection
----------------------------------------     ------------     ------------------------------------------------------------------
Preceding FY Financial As of Date                P58          If Multi-Prop, and all same then populate P58 with date, otherwise,
                                                              "000000+K23K46".K1
Preceding Fiscal Year Revenue                    P52          No Roll up to the CSSA loan format.
Preceding Fiscal Year Expenses                   P53          No Roll up to the CSSA loan format.
Preceding Fiscal Year NOI                        P54          No Roll up to the CSSA loan format.
Preceding Fiscal Year Debt Service Amt.          P55          No Roll up to the CSSA loan format.
Preceding Fiscal Year DSCR                       P56          No Roll up to the CSSA loan format.
Preceding Fiscal Year Physical Occupancy         P57          No Roll up to the CSSA loan format.
Sec Preceding FY Financial As of Date            P65          No Roll up to the CSSA loan format.
Second Preceding FY Revenue                      P59          No Roll up to the CSSA loan format.
Second Preceding FY Expenses                     P60          No Roll up to the CSSA loan format.
Second Preceding FY NOI                          P61          No Roll up to the CSSA loan format.
Second Preceding FY Debt Service                 P62          No Roll up to the CSSA loan format.
Second Preceding FY DSCR                         P63          No Roll up to the CSSA loan format.
Sec Preceding FY Physical Occupancy              P64          No Roll up to the CSSA loan format.
----------------------------------------     ------------     ------------------------------------------------------------------


                                     H-3-3